                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-4367

                         Columbia Funds Series Trust I
              (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
              (Address of principal executive offices) (Zip code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-426-3750

                  Date of fiscal year end: September 30, 2006

                   Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

[GRAPHIC]

COLUMBIA EQUITY FUNDS

SEMIANNUAL REPORT

MARCH 31, 2006

TABLE OF CONTENTS

Columbia Asset Allocation Fund                                                 1

Columbia Large Cap Growth Fund                                                 4

Columbia Disciplined Value Fund                                                7

Columbia Common Stock Fund                                                    10

Columbia Small Cap Core Fund                                                  13

Columbia Small Company Equity Fund                                            16

Financial Statements                                                          20

Board Consideration and Approval of Investment Advisory Agreements           119

Summary of Management Fee Evaluation by Independent Fee Consultant           122

Columbia Funds                                                               126

Important Information About This Report                                      128

The views expressed in the President's Message reflect the current views of Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and Columbia Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                           COLUMBIA EQUITY FUNDS

[PHOTO OF CHRISTOPHER L. WILSON]

A MESSAGE TO OUR VALUED CLIENTS

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure--the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.(1)

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at
800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

/s/ Christopher L. Wilson
----------------------------
Christopher L. Wilson
President, Columbia Funds

(1)  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION - Columbia Asset Allocation Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 04/01/96 - 03/31/06 ($)

SHARE CLASS
--------------------------------------------------------------------------------
SALES CHARGE                                                 WITHOUT       WITH
--------------------------------------------------------------------------------
Class A                                                       19,074      17,982
Class B                                                       18,095      18,095
Class C                                                       18,099      18,099
Class G                                                       17,768      17,768
Class T                                                       18,998      17,910
Class Z                                                       19,446         n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NET ASSET VALUE PER SHARE

as of 03/31/06 ($)

Class A                                                                    16.01
Class B                                                                    16.01
Class C                                                                    16.02
Class G                                                                    16.01
Class T                                                                    16.03
Class Z                                                                    16.02

DISTRIBUTIONS DECLARED PER SHARE

10/01/05 - 03/31/06 ($)

Class A                                                                     1.39
Class B                                                                     1.33
Class C                                                                     1.33
Class G                                                                     1.34
Class T                                                                     1.39
Class Z                                                                     1.41

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/06 (%)

SHARE CLASS                        A                 B                 C                 G                 T            Z
------------------------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/98          11/01/98          11/18/02          03/04/96          12/30/91     12/30/91
------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)          5.95   -0.11      5.56    0.70      5.62    4.65      5.65    0.79      5.98    -0.14    6.08
1-year                       11.19    4.77     10.44    5.44     10.44    9.44     10.49    5.49     11.19     4.77   11.60
5-year                        3.55    2.32      2.83    2.47      2.83    2.83      2.85    2.30      3.54     2.32    3.83
10-year                       6.67    6.04      6.11    6.11      6.11    6.11      5.92    5.92      6.63     6.00    6.88

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The returns for class A and B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002. The returns shown for class A and B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to class A and B shares, respectively), for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class A, B and C shares were initially offered on November 18, 2002. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which class T and G shares were initially offered by the fund. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. The returns for class Z shares include returns of Trust shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund. Trust shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

FUND PROFILE - Columbia Asset Allocation Fund

SUMMARY

- For the six-month period ended March 31, 2006, the Columbia Asset Allocation Fund's class A shares returned 5.95% without sales charge. The fund's return fell between the returns of its benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, which were 6.38% and negative 0.06%, respectively.(1) The fund's return was higher than the 5.61% average return of its peer group, the Lipper Flexible Portfolio Category.(2)

- The fund benefited from strong performance within its diverse equity and fixed income holdings during the period. Virtually all of the fund's equity positions outperformed their benchmarks. The fund enjoyed strong returns from its mid-cap, small-cap and international allocations, all of which delivered double-digit returns. However, these positions were relatively small compared to the fund's large-cap holdings, which muted their impact on the fund's overall return. In a period that was generally weak for the fixed-income markets, the fund's fixed-income positions outperformed their benchmarks and made a positive contribution to return.

- During the period we made only modest changes to the fund's asset allocation. We reduced equity exposure from approximately 62.8% to 61.9%, based on net assets. We added modestly to the fund's positions in investment-grade, high-yield and cash equivalents. The fund's current positioning reflects our belief that the US economy should continue to enjoy steady, although somewhat slower, economic growth; that interest rates should stabilize or move lower; and that growth should continue around the world. In this environment, we have positioned the fund to take advantage of continued economic growth as well as the potential for steady to declining interest rates.

PORTFOLIO MANAGEMENT

Vikram J. Kuriyan, PhD, is the lead manager for the fund and has managed the fund since August, 2005. Karen A. Wurdack, PhD, is the co-manager for the fund and has co-managed the fund since August, 2005. Drs. Kuriyan and Wurdack are responsible for allocating the fund's assets among various asset classes, while investment decisions are made by professionals with particular expertise in each asset class.

(1) The S&P 500 Index is an index that tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar denominated non-convertible investment grade debt issues. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

[GRAPHIC]  +5.95%
           Class A Shares

[GRAPHIC]  +6.38%
           S&P 500 Index

[GRAPHIC]  -0.06%
           Lehman Brothers
           Aggregate Bond Index

UNDERSTANDING YOUR EXPENSES

                                                  Columbia Asset Allocation Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
                       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                        ACTUAL       HYPOTHETICAL     ACTUAL     HYPOTHETICAL   ACTUAL    HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A                1,000.00         1,000.00     1,059.49      1,018.45      6.67         6.54               1.30
Class B                1,000.00         1,000.00     1,055.60      1,014.71     10.51        10.30               2.05
Class C                1,000.00         1,000.00     1,056.20      1,014.71     10.51        10.30               2.05
Class G                1,000.00         1,000.00     1,056.49      1,014.96     10.25        10.05               2.00
Class T                1,000.00         1,000.00     1,059.79      1,018.20      6.93         6.79               1.35
Class Z                1,000.00         1,000.00     1,060.78      1,019.70      5.39         5.29               1.05

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

PERFORMANCE INFORMATION - Columbia Large Cap Growth Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 04/01/96 - 03/31/06 ($)

SHARE CLASS
--------------------------------------------------------------------------------
SALES CHARGE                                                 WITHOUT       WITH
--------------------------------------------------------------------------------
Class A                                                       19,793      18,655
Class B                                                       18,721      18,721
Class C                                                       18,747      18,747
Class G                                                       18,279      18,279
Class T                                                       19,619      18,491
Class Z                                                       20,400         n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NET ASSET VALUE PER SHARE

as of 03/31/06 ($)

Class A                                                                    22.49
Class B                                                                    21.33
Class C                                                                    21.36
Class G                                                                    20.68
Class T                                                                    22.35
Class Z                                                                    22.88

DISTRIBUTIONS DECLARED PER SHARE

10/01/05 - 03/31/06 ($)

Class A                                                                     0.04
Class B                                                                     0.00
Class C                                                                     0.00
Class G                                                                     0.00
Class T                                                                     0.03
Class Z                                                                     0.09

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/06 (%)

SHARE CLASS                        A                 B                 C                 G                 T            Z
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/98          11/01/98          11/18/02          03/04/96          12/14/90     12/14/90
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------
6- month (cumulative)         6.73    0.59      6.28    1.28      6.27     5.27     6.32     1.32     6.68     0.54     6.85
1-year                       13.11    6.58     12.26    7.26     12.24    11.24    12.33     7.33    13.03     6.52    13.39
5-year                        0.18   -1.00     -0.64    -1.0     -0.62    -0.62    -0.73    -1.33     0.02    -1.16     0.40
10-year                       7.07    6.43      6.47    6.47      6.49     6.49     6.22     6.22     6.97     6.34     7.39

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The returns for class A and B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class A and B shares were initially offered by the fund. The returns shown for class A and B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to class A and B shares, respectively) for periods prior to the date of inception of Prime A and Prime B shares (November 1, 1998). Class A and B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class T and G shares were initially offered by the fund. Retail A shares were initially offered on December 14, 1990. The returns for class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

FUND PROFILE - Columbia Large Cap Growth Fund

SUMMARY

- For the six-month period ended March 31, 2006, the Columbia Large Cap Growth Fund's class A shares returned 6.73% without sales charge. This was ahead of the Russell 1000 Growth Index, which returned 6.16%,(1) and modestly behind the average return of the Morningstar Large Growth Category, which was 7.11%.(2) Strong stock selection helped the fund beat the index, while we believe that a slightly larger-than-average market cap caused the fund to trail its peer group average.

- Health care and financials helped the fund outpace the Russell 1000 Growth Index. In health care, the fund focused on medical device companies and avoided large US pharmaceutical companies. Varian Medical Systems, Inc. (1.3% of net assets), which specializes in cancer radiation treatments, was the portfolio's biggest winner, fueled by strong demand and a favorable product upgrade cycle. Within financials, capital markets stocks were key contributors to performance. Elsewhere, Rockwell Automation, Inc. (1.3% of net assets), an industrial automation company, and Broadcom Corp. (0.9% of net assets), a specialized semiconductor company, were top gainers.

     The fund's emphasis on energy stocks detracted somewhat from performance when commodity prices corrected last fall. In addition, certain individual investments were disappointments, including American Standard Companies, Inc., a building products company whose stock we sold after it failed to meet investors' expectations.

- We are cautiously optimistic about prospects for large-cap growth stocks. Valuations remain attractive. In addition, if - as expected - corporate profit growth slows, companies with growth characteristics may become more valuable - and harder to find. We plan to steer away from consumer-related sectors in favor of industrial companies with the potential to benefit as corporate America increases spending on capital equipment and infrastructure.

PORTFOLIO MANAGEMENT

Paul J. Berlinguet, is the co-manager for the fund and has co-managed the fund since October, 2003. Edward P. Hickey, is the co-manager for the fund and has co-managed the fund since June, 2005. Roger R. Sullivan, is the co-manager for the fund and has co-managed the fund since June, 2005. Mary-Ann Ward, is the co-manager for the fund and has co-managed the fund since June, 2005. John T. Wilson, is the co-manager for the fund and has co-managed the fund since August, 2005.

(1) The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) (C)2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Management style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

[GRAPHIC]  +6.73%
           Class A Shares

[GRAPHIC]  +6.16%
           Russell 1000 Growth Index

MANAGEMENT STYLE

         EQUITY STYLE
SIZE     VALUE   BLEND   GROWTH
LARGE                       X
MED
SMALL

UNDERSTANDING YOUR EXPENSES

                                                  Columbia Large Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
                       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                        ACTUAL       HYPOTHETICAL     ACTUAL     HYPOTHETICAL   ACTUAL    HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A                1,000.00        1,000.00      1,067.32      1,020.00      5.10        4.99                0.99
Class B                1,000.00        1,000.00      1,062.78      1,016.26      8.95        8.75                1.74
Class C                1,000.00        1,000.00      1,062.68      1,016.26      8.95        8.75                1.74
Class G                1,000.00        1,000.00      1,063.18      1,016.50      8.69        8.50                1.69
Class T                1,000.00        1,000.00      1,066.82      1,019.75      5.36        5.24                1.04
Class Z                1,000.00        1,000.00      1,068.51      1,021.24      3.82        3.73                0.74

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

PERFORMANCE INFORMATION - Columbia Disciplined Value Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 04/01/96 - 03/31/06 ($)

SHARE CLASS
--------------------------------------------------------------------------------
SALES CHARGE                                                 WITHOUT       WITH
--------------------------------------------------------------------------------
Class A                                                       23,545      22,187
Class B                                                       21,861      21,861
Class C                                                       21,818      21,818
Class G                                                       21,886      21,886
Class T                                                       23,484      22,130
Class Z                                                       24,326         n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NET ASSET VALUE PER SHARE

as of 03/31/06 ($)

Class A                                                                    14.75
Class B                                                                    14.06
Class C                                                                    14.03
Class G                                                                    14.06
Class T                                                                    14.76
Class Z                                                                    15.05

DISTRIBUTIONS DECLARED PER SHARE

10/01/05 - 03/31/06 ($)

Class A                                                                     1.18
Class B                                                                     1.13
Class C                                                                     1.13
Class G                                                                     1.13
Class T                                                                     1.18
Class Z                                                                     1.20

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/06 (%)

SHARE CLASS                        A                 B                 C                 G                 T            Z
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION                      11/25/02          11/25/02          11/25/02          03/04/96          09/01/88      09/01/88
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)          9.56    3.26      9.22     4.22     9.16     8.16     9.17     4.17     9.61     3.31     9.72
1-year                       16.74   10.02     15.92    10.92    15.86    14.86    15.97    10.97    16.76    10.04    17.08
5-year                        4.87    3.64      4.04     3.69     4.00     4.00     4.06     3.54     4.81     3.58     5.18
10-year                       8.94    8.30      8.14     8.14     8.11     8.11     8.15     8.15     8.91     8.27     9.30

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, B and C are newer classes of shares. Their performance information includes returns of the Retail A shares (for class A shares) and Retail B shares (for class B and C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund. The returns shown for class B and C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and C shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class B and C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class T and G shares were initially offered by the fund. Retail A shares were initially offered on September 1, 1988. The returns for class Z shares include returns of Trust shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

FUND PROFILE - Columbia Disciplined Value Fund

SUMMARY

- For the six-month period ended March 31, 2006, the Columbia Disciplined Value Fund's class A shares returned 9.56% without sales charge. Over the same period, the Russell 1000 Value Index returned 7.27%(1) and the Lipper Multi-Cap Value Funds Category returned an average 7.12%.(2)

- A positive economic environment and rising corporate profits helped boost the stock market to a solid return for the period. Despite rising energy prices, higher short-term interest rates and the after effects of two devastating hurricanes, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shrug off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially in the second half of the period. The best-performing sectors for the index were financials, materials, industrials and telecommunications services. Energy and utility stocks were the weakest performers, giving back some of the strong gains of prior periods.

- Stock selection within the materials sector was a significant contributor to performance. A solid economy coupled with strong steel industry business prospects strengthened profits at Nucor Corp. (3.1% of net assets). The fund had more exposure to Nucor than the index and it was the best performing stock in the fund, up 63% for the fund for the period. Also in the materials sector, Georgia Pacific, which was bought out during the period, gained 39% for the fund.

     On the negative side, Chevron Corp. (3.4% of net assets), which was overweighted in the portfolio, declined 10% after eight months of strong performance. Damage to the company's Gulf Coast accounts gave investors pause. Weak travel-related consumer spending and overly optimistic profit growth culminated in an exodus from Cendant Corp. (2.7% of net assets), where the fund had significant exposure. The stock declined 15% for the period, detracting from the fund's industrial sector performance.

PORTFOLIO MANAGEMENT

Vikram J. Kuriyan, PhD, is the manager for the fund and has managed the fund since June, 2005.

(1) Russell 1000 Value Index is an index that tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Management style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES,WHEN REDEEMED,MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

[GRAPHIC]  +9.56%
           Class A Shares

[GRAPHIC]  +7.27%
           Russell 1000 Value Index

MANAGEMENT STYLE

         EQUITY STYLE
         VALUE   BLEND   GROWTH
SIZE
LARGE      X
MED
SMALL

UNDERSTANDING YOUR EXPENSES

                                                 Columbia Disciplined Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
                       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                        ACTUAL       HYPOTHETICAL     ACTUAL     HYPOTHETICAL   ACTUAL    HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A                1,000.00         1,000.00     1,095.59      1,018.90      6.32        6.09                1.21
Class B                1,000.00         1,000.00     1,092.20      1,015.16     10.22        9.85                1.96
Class C                1,000.00         1,000.00     1,091.60      1,015.16     10.22        9.85                1.96
Class G                1,000.00         1,000.00     1,091.70      1,015.41      9.96        9.60                1.91
Class T                1,000.00         1,000.00     1,096.09      1,018.65      6.58        6.34                1.26
Class Z                1,000.00         1,000.00     1,097.18      1,020.14      5.02        4.84                0.96

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

PERFORMANCE INFORMATION - Columbia Common Stock Fund
                          (formerly Columbia Large Cap Core Fund)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 04/01/96 - 03/31/06 ($)

SHARE CLASS
----------------------------------------------------------------------------
SALES CHARGE                                              WITHOUT     WITH
----------------------------------------------------------------------------
Class A                                                   19,914     18,774
Class B                                                   18,834     18,834
Class C                                                   18,848     18,848
Class G                                                   18,395     18,395
Class T                                                   19,750     18,619
Class Z                                                   20,361        n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Common Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NET ASSET VALUE PER SHARE

as of 03/31/06 ($)

Class A                                                               13.74
Class B                                                               13.20
Class C                                                               13.21
Class G                                                               13.08
Class T                                                               13.67
Class Z                                                               13.80

DISTRIBUTIONS DECLARED PER SHARE

10/01/05 - 03/31/06 ($)

Class A                                                                0.77
Class B                                                                0.76
Class C                                                                0.76
Class G                                                                0.76
Class T                                                                0.77
Class Z                                                                0.80

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/06 (%)

SHARE CLASS                        A                 B                 C                 G                 T             Z
------------------------------------------------------------------------------------------------------------------------------
INCEPTION                      11/01/98          11/01/98          12/09/02          03/04/96          02/12/93      12/14/92
------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)          6.98    0.82      6.62     1.62     6.62     5.62     6.69     1.69     6.97     0.85     7.12
1- year                      17.25   10.48     16.38    11.38    16.37    15.37    16.46    11.46    17.20    10.48    17.53
5-year                        2.63    1.42      1.86     1.49     1.87     1.87     1.83     1.29     2.55     1.34     2.91
10-year                       7.13    6.50      6.54     6.54     6.54     6.54     6.28     6.28     7.04     6.41     7.37

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The returns for class A and B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class A and B shares were initially offered by the fund. The returns shown for class A and B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to class A and B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class A and B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to December 9, 2002, the date on which class C shares were initially offered. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. Retail A shares were initially offered on February 12, 1993. The returns for class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the fund, and returns of Trust shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

FUND PROFILE - Columbia Common Stock Fund

SUMMARY

- For the six-month period ended March 31, 2006, the Columbia Common Stock Fund's class A shares returned 6.98% without sales charge. It outperformed the Russell 1000 Index(1), which returned 6.71%, and the Morningstar Large Blend Category average, which was 6.80%.(2) Favorable stock selection, especially within the financial and health care sectors, helped the fund do slightly better than its benchmark and peer group. Consumer discretionary stocks were the fund's biggest source of disappointment, as media stocks detracted from return.

- Within financial services, the fund enjoyed good performance from E*Trade Financial Corp. (1.4% of net assets), which benefited from heightened consumer activity and industry consolidation within online brokerage. Positions in Lazard Ltd. (1.0% of net assets) and JPMorgan Chase & Co. (1.9% of net assets) also did well. Lazard benefited from increased merger and acquisition activity, and JPMorgan Chase rebounded as investors began to appreciate the merits of its merger with Banc One. Within health care, nearly half of the fund's holdings generated double-digit returns, led by top contributors Endo Pharmaceuticals Holdings, Inc. (1.5% of net assets), which manufacturers drugs for pain management, and generics-manufacturer Barr Pharmaceuticals, Inc. (0.9% of net assets).

     Elsewhere in the portfolio, valuation considerations helped the fund's management team avoid the utilities sector, which reversed an earlier rally and gave up significant ground beginning in late 2005. In the materials sector, Alcoa and Sealed Air were sold, along with other materials holdings, as the fund significantly reduced its exposure to the sector.

- The Federal Reserve Board's interest-rate increases could result in more subdued corporate earnings growth. And after a year of relatively tight stock market movement, market volatility could increase. As a result, the fund is focused on companies with the potential to meet earnings targets in a more challenging environment.

PORTFOLIO MANAGEMENT

Jeffrey D. Huffman, is the co-manager for the fund and has co-managed the fund since August, 2005. Guy W. Pope, is the co-manager for the fund and has co-managed the fund since March, 2005.

(1) The Russell 1000 Index is an index that tracks the performance of 1000 of the largest US companies, based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) (C)2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Management style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

[GRAPHIC]  +6.98%
           Class A Shares

[GRAPHIC]  +6.71%
           Russell 1000 Index

MANAGEMENT STYLE

         EQUITY STYLE
         VALUE   BLEND   GROWTH
SIZE
LARGE              X
MED
SMALL

UNDERSTANDING YOUR EXPENSES
                                                      Columbia Common Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
                       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                        ACTUAL       HYPOTHETICAL     ACTUAL     HYPOTHETICAL   ACTUAL    HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A                1,000.00        1,000.00      1,069.81      1,019.25     5.88         5.74                1.14
Class B                1,000.00        1,000.00      1,066.22      1,015.51     9.74         9.50                1.89
Class C                1,000.00        1,000.00      1,066.22      1,015.51     9.74         9.50                1.89
Class G                1,000.00        1,000.00      1,066.92      1,015.76     9.48         9.25                1.84
Class T                1,000.00        1,000.00      1,069.71      1,019.00     6.14         5.99                1.19
Class Z                1,000.00        1,000.00      1,071.20      1,020.49     4.60         4.48                0.89

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the fund's investment advisor and transfer agent not waived/reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

PERFORMANCE INFORMATION - Columbia Small Cap Core Fund
                          (formerly Columbia Small Cap Fund)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 04/01/96 - 03/31/06 ($)

SHARE CLASS
-----------------------------------------------------------------------------
SALES CHARGE                                              WITHOUT       WITH
-----------------------------------------------------------------------------
Class A                                                    39,922      37,624
Class B                                                    37,678      37,678
Class C                                                    37,693      37,693
Class G                                                    37,464      37,464
Class T                                                    39,403      37,135
Class Z                                                    40,981         n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NET ASSET VALUE PER SHARE

as of 03/31/06 ($)

Class A                                                                 20.32
Class B                                                                 19.38
Class C                                                                 19.39
Class G                                                                 19.20
Class T                                                                 20.12
Class Z                                                                 20.54

DISTRIBUTIONS DECLARED PER SHARE

10/01/05 - 03/31/06 ($)

Class A                                                                  1.45
Class B                                                                  1.45
Class C                                                                  1.45
Class G                                                                  1.45
Class T                                                                  1.45
Class Z                                                                  1.50

Average annual total return as of 03/31/06 (%)

SHARE CLASS                        A                 B                 C                 G                 T            Z
------------------------------------------------------------- ----------------------------------------------------------------
INCEPTION                      11/01/98          11/01/98          11/18/02          11/01/98          02/12/93     12/14/92
------------------------------------------------------------- ----------------------------------------------------------------
SALES CHARGE                WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
------------------------------------------------------------- ----------------------------------------------------------------
6-month                      13.43    6.90     12.96     7.96    12.96    11.96    12.97     7.97    13.36     6.84    13.53
1- year                      20.81   13.84     19.94    14.94    19.86    18.86    19.94    14.94    20.74    13.78    21.09
5-year                       14.99   13.64     14.08    13.84    14.09    14.09    14.07    13.71    14.90    13.54    15.33
10-year                      14.85   14.17     14.18    14.18    14.19    14.19    14.12    14.12    14.70    14.02    15.15

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund. Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering class A, B, C, G, T and Z shares. The returns for class A and B shares include returns of Prime A and Retail A shares (for class A shares) and Prime B and Retail A shares (for class B shares) of the former Galaxy Small Cap Value Fund for periods prior to the inception of class A and B shares. Class C share performance information includes returns of Retail A and Retail B shares of the former Galaxy Small Cap Value Fund for periods prior to the inception of class C shares. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Cap Value Fund (November 1, 1998). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund, for periods prior to November 18, 2002, and returns of Trust shares of the Small Cap portfolio of the Shawmut Funds, the predecessor to the Galaxy Small Cap Value Fund, for periods prior to December 4, 1995. Total returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

FUND PROFILE - Columbia Small Cap Core Fund

SUMMARY

- For the six-month period ended March 31, 2006, the Columbia Small Cap Core Fund's class A shares returned 13.43% without sales charge. That was higher than the S&P SmallCap 600 Index, which returned 13.27% and lower than the Russell 2000 Index, which returned 15.23% for the same period.(1) The fund's return was lower than the average return of its peer group, the Morningstar Small Blend Category, which was 13.53%.(2)

- Most of the fund's underperformance relative to the Russell 2000 Index occurred in the first quarter of 2006, when lower quality technology and biotechnology companies produced some of the best returns. Certain consumer discretionary stocks also held back return. ProQuest Co. (0.7% of net assets), a developer of data bases for the academic and business markets, was the biggest detractor. The stock declined when accounting problems surfaced.

     Industrial stocks provided the biggest boost to return, including EMCOR Group, Inc. (1.4% of net assets), an electrical services contractor, and Armor Holdings, Inc. (1.3% of net assets), a manufacturer of protective equipment for law enforcement and the military.

- Going forward, it may be challenging to reproduce the strong gains of the past period. However, we plan to continue seeking high quality companies with good earnings and business prospects. We believe that this investment approach is the most appropriate for long-term success.

PORTFOLIO MANAGEMENT

Peter C. Larson, is the lead manager for the fund and has managed the fund since it commenced operations in 1992. Richard G. D'Auteuil, is the co-manager for the fund and has co-managed the fund since September, 2005. Allyn Seymour Jr., is the co-manager for the fund and has co-managed the fund since September, 2005.

(1) The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600) is an index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index is an index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) (C)2006, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Management style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

[GRAPHIC]  +13.43%
           Class A Shares

[GRAPHIC]  +13.27%
           S&P SmallCap 600 Index

[GRAPHIC]  +15.23%
           Russell 2000 Index

MANAGEMENT STYLE

         EQUITY STYLE
         VALUE   BLEND   GROWTH
SIZE
LARGE
MED
SMALL              X

UNDERSTANDING YOUR EXPENSES
                                                    Columbia Small Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
                       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                        ACTUAL       HYPOTHETICAL     ACTUAL     HYPOTHETICAL   ACTUAL    HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A                1,000.00        1,000.00      1,134.28      1,019.30     6.01         5.69                1.13
Class B                1,000.00        1,000.00      1,129.59      1,015.56     9.98         9.45                1.88
Class C                1,000.00        1,000.00      1,129.59      1,015.56     9.98         9.45                1.88
Class G                1,000.00        1,000.00      1,129.69      1,015.81     9.72         9.20                1.83
Class T                1,000.00        1,000.00      1,133.58      1,019.05     6.28         5.94                1.18
Class Z                1,000.00        1,000.00      1,135.28      1,020.54     4.68         4.43                0.88

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

PERFORMANCE INFORMATION - Columbia Small Company Equity Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 04/01/96 - 03/31/06 ($)

SHARE CLASS
-----------------------------------------------------------------------------
SALES CHARGE                                              WITHOUT       WITH
-----------------------------------------------------------------------------
Class A                                                    18,164      17,123
Class B                                                    16,935      16,935
Class C                                                    16,883      16,883
Class G                                                    16,910      16,910
Class T                                                    18,121      17,083
Class Z                                                    18,874         n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Small Company Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NET ASSET VALUE PER SHARE

as of 03/31/06 ($)

Class A                                                                 19.89
Class B                                                                 18.25
Class C                                                                 18.19
Class G                                                                 18.22
Class T                                                                 19.84
Class Z                                                                 21.17

DISTRIBUTIONS DECLARED PER SHARE

10/01/05 - 03/31/06 ($)

Class A                                                                  1.30
Class B                                                                  1.30
Class C                                                                  1.30
Class G                                                                  1.30
Class T                                                                  1.30
Class Z                                                                  1.30

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/06 (%)

SHARE CLASS                        A                 B                 C                 G                 T             Z
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION                      11/18/02          11/18/02          11/18/02          03/04/96          12/30/91      12/30/91
-------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)         17.74   10.95     17.28    12.28    17.27    16.27    17.31    12.31    17.72    10.98    17.85
1-year                       28.04   20.66     27.10    22.10    27.12    26.12    27.15    22.15    27.96    20.58    28.40
5-year                        5.93    4.68      5.08     4.75     5.01     5.01     5.04     4.55     5.88     4.63     6.26
10-year                       6.15    5.53      5.41     5.41     5.38     5.38     5.39     5.39     6.12     5.50     6.56

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, B and C are newer classes of shares. Their performance information includes returns of Retail A shares (for class A shares) and Retail B shares (for class B and C shares) of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class A, B and C shares were initially offered by the fund. The returns of class B and C shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Small Company Equity Fund (March 4, 1996). Class B and C shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class T and G shares were initially offered by the fund. Retail A shares were initially offered on December 30, 1991. The returns for class Z shares include the returns of Trust shares of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund.

FUND PROFILE - Columbia Small Company Equity Fund

SUMMARY

- For the six-month period ended March 31, 2006, the Columbia Small Company Equity Fund's class A shares returned 17.74% without sales charge. The fund beat the Russell 2000 Growth Index and the Russell 2000 Index, which returned 16.20% and 15.23%, respectively.(1) It also did better than the Morningstar Small Company Growth Category average, which gained 14.66%.(2) Stock selection drove both absolute and relative returns.

- Capital goods, biotechnology and oil service investments were the biggest contributors to the fund's return. Capital goods stocks benefited as corporations flush with cash increased their capital spending on infrastructure upgrades. Among the biggest winners were electronics equipment and instrumentation companies. Plexus Corp. (1.5% of net assets), a niche electronics manufacturer, climbed sharply, fueled by new contract wins, stronger end-market demand and improved pricing power. In biotech, the fund benefited from owning companies working on drugs with the potential to be leaders in large target markets. Illumina, Inc. (0.5% of net assets), which specializes in genotyping, was a standout. A bias toward oil service providers and refiners in the energy sector also proved advantageous.

     Consumer discretionary investments, including some media, hotel, restaurant and leisure stocks, were disappointing.

- Corporate balance sheets are healthy, merger and acquisition activity is up and the global economy is showing strength - all of which bodes well for small-cap earnings growth. We also expect small-cap stocks to benefit as investors put a premium on innovation in a maturing US economy. With these trends in mind, the fund's management remains focused on companies that are earnings leaders with dominant positions in their industries and management that can sustain a competitive edge.

PORTFOLIO MANAGEMENT

Daniel H. Cole, is the lead manager for the fund and has co-managed the fund since June, 2005. Paul J. Berlinguet, is the co-manager for the fund and has co-managed the fund since December, 2005. Daniele M. Donahoe, is the co-manager for the fund and has co-managed the fund since December, 2005. Jon Michael Morgan, is the co-manager for the fund and has co-managed the fund since December, 2005. Clifford D. Siverd, is the co-manager for the fund and has co-managed the fund since December, 2005.

(1) The Russell 2000 Growth Index, an index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) (C)2006, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

[GRAPHIC]  +17.74%
           Class A Shares

[GRAPHIC]  +16.20%
           Russell 2000 Growth Index

[GRAPHIC]  +15.23%
           Russell 2000 Index

MANAGEMENT STYLE

         EQUITY STYLE
         VALUE   BLEND   GROWTH
SIZE
LARGE
MED
SMALL                       X

The Board of Trustees approved a proposal to merge Columbia Small Company Equity Fund into Columbia Small Cap Growth Fund II. The proposal is subject to shareholder approval and the satisfaction of certain other conditions. The merger, if approved, is expected to be completed in the third quarter of 2006.

FUND PROFILE - Columbia Small Company Equity Fund

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Management style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

UNDERSTANDING YOUR EXPENSES
                                              Columbia Small Company Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
                       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                        ACTUAL       HYPOTHETICAL     ACTUAL     HYPOTHETICAL   ACTUAL    HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A                1,000.00        1,000.00      1,177.41      1,018.25      7.27         6.74               1.34
Class B                1,000.00        1,000.00      1,172.78      1,014.51     11.32        10.50               2.09
Class C                1,000.00        1,000.00      1,172.68      1,014.51     11.32        10.50               2.09
Class G                1,000.00        1,000.00      1,173.12      1,014.76     11.05        10.25               2.04
Class T                1,000.00        1,000.00      1,177.21      1,018.00      7.55         6.99               1.39
Class Z                1,000.00        1,000.00      1,178.51      1,019.50      5.92         5.49               1.09

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FINANCIAL STATEMENTS
MARCH 31, 2006 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

                                             A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

                    INVESTMENT PORTFOLIO     The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

     STATEMENT OF ASSETS AND LIABILITIES     This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                 STATEMENT OF OPERATIONS     This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

      STATEMENT OF CHANGES IN NET ASSETS     This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                             during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                    FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

           NOTES TO FINANCIAL STATEMENTS     These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

INVESTMENT PORTFOLIO
MARCH 31, 2006 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - 61.9%
CONSUMER DISCRETIONARY - 6.4%

  AUTO COMPONENTS - 0.4%
    BorgWarner, Inc.                                                           1,150        69,046
    Compagnie Generale des Etablissements Michelin, Class B                    5,497       344,904
    Continental AG                                                             2,796       307,569
    Denso Corp.                                                                8,700       343,861
    Johnson Controls, Inc.                                                     8,600       652,998
    Modine Manufacturing Co.                                                     690        20,355
    Visteon Corp. (a)                                                              1             4
                                                                                       -----------
                                                               Auto Components Total     1,738,737

  AUTOMOBILES - 0.2%
    Toyota Motor Corp.                                                        14,300       778,907
                                                                                       -----------
                                                                   Automobiles Total       778,907

  DISTRIBUTORS - 0.1%
    Building Material Holding Corp. (a)                                          590        21,028
    Canon Sales Co., Inc.                                                     13,000       280,047
                                                                                       -----------
                                                                  Distributors Total       301,075

  DIVERSIFIED CONSUMER SERVICES - 0.2%
    Education Management Corp. (a)                                             1,180        49,088
    Jackson Hewitt Tax Service, Inc.                                           1,730        54,633
    Sotheby's Holdings, Class A (a)                                           16,500       479,160
    Steiner Leisure Ltd. (a)                                                   1,420        57,510
    Strayer Education, Inc.                                                      400        40,904
                                                                                       -----------
                                                                Diversified Consumer
                                                                      Services Total       681,295

  HOTELS, RESTAURANTS & LEISURE - 1.5%
    Applebee's International, Inc.                                             1,910        46,890
    Bob Evans Farms, Inc.                                                        420        12,478
    Brinker International, Inc.                                                1,060        44,785
    California Pizza Kitchen, Inc. (a)                                         1,590        51,595
    Carnival Corp.                                                             6,200       293,694
    Cheesecake Factory, Inc. (a)                                               2,565        96,059
    Gaylord Entertainment Co. (a)                                                890        40,388
    Harrah's Entertainment, Inc.                                               1,281        99,867
    Hilton Hotels Corp.                                                        3,660        93,184
    Isle of Capris Casinos, Inc. (a)                                           2,447        81,436
    Landry's Restaurants, Inc.                                                   740        26,144
    Las Vegas Sands Corp. (a)                                                 22,896     1,297,287
    Lone Star Steakhouse & Saloon, Inc.                                          990        28,136
    Marcus Corp.                                                                 470         9,377
    Marriott International, Inc., Class A                                        890        61,054
    McDonald's Corp.                                                          22,820       784,095
    Outback Steakhouse, Inc.                                                   1,600        70,400
    Ruth's Chris Steak House (a)                                               1,360        32,382
    Scientific Games Corp., Class A (a)                                        2,460        86,420
    Shuffle Master, Inc. (a)                                                     390        13,939
    Starbucks Corp. (a)                                                       21,860       822,810
    Starwood Hotels & Resorts Worldwide, Inc.                                 18,850     1,276,710
    Vail Resorts, Inc. (a)                                                       450        17,199
    Wendy's International, Inc.                                                  810        50,269
    Yum! Brands, Inc.                                                          1,960        95,766
                                                                                       -----------
                                                               Hotels, Restaurants &
                                                                       Leisure Total     5,532,364

  HOUSEHOLD DURABLES - 0.4%
    American Greetings Corp., Class A                                          1,620        35,024
    Centex Corp.                                                                 650        40,293
    CSS Industries, Inc.                                                         460        15,060
    Desarrolladora Homex SA de CV, ADR (a)                                     1,140        40,276
    DR Horton, Inc.                                                            1,866        61,989
    Fortune Brands, Inc.                                                         680        54,828
    Furniture Brands International, Inc.                                         680        16,667
    JM AB                                                                      4,500       285,522
    Kimball International, Inc., Class B                                       1,000        15,040
    Lennar Corp., Class A                                                        570        34,417
    Makita Corp.                                                               6,100       188,173
    Matsushita Electric Industrial Co., Ltd.                                  20,000       443,148
    NVR, Inc. (a)                                                                 50        36,948
    Taylor Woodrow PLC                                                        48,434       339,210
                                                                                       -----------
                                                            Household Durables Total     1,606,595

  INTERNET & CATALOG RETAIL - 0.1%
    Coldwater Creek, Inc. (a)                                                  2,533        70,418
    NetFlix, Inc. (a)                                                          2,720        78,853
    Nutri/System, Inc. (a)                                                       600        28,512
    PetMed Express, Inc. (a)                                                     820        14,571
                                                                                       -----------
                                                     Internet & Catalog Retail Total       192,354

  LEISURE EQUIPMENT & PRODUCTS - 0.1%
    SCP Pool Corp.                                                             1,330        62,390
    Sega Sammy Holdings, Inc.                                                  5,200       211,279
                                                                                       -----------
                                                  Leisure Equipment & Products Total       273,669

  MEDIA - 1.0%
    4Kids Entertainment, Inc. (a)                                                880        15,127
    Cablevision Systems Corp. (a)                                              1,110        29,637
    Catalina Marketing Corp.                                                   1,905        44,006
    Dow Jones & Co., Inc.                                                      2,300        90,390
    Focus Media Holding Ltd., ADR (a)                                            690        40,034
    Getty Images, Inc. (a)                                                       630        47,174
    Gray Television, Inc.                                                      4,870        40,908
    Grupo Televisa SA                                                          3,800        75,620
    Journal Communications, Inc., Class A                                        810        10,044
    Lamar Advertising Co., Class A (a)                                         8,910       468,844
    McGraw-Hill Companies, Inc.                                               14,500       835,490
    Media General, Inc., Class A                                                 150         6,993
    News Corp., Class A                                                       49,600       823,856
    Publicis Groupe                                                            7,980       310,754

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
CONSUMER DISCRETIONARY - (CONTINUED)

  MEDIA - (CONTINUED)
    Reader's Digest Association, Inc.                                            610         8,998
    Scholastic Corp. (a)                                                         270         7,225
    Viacom, Inc., Class A (a)                                                  4,858       188,296
    Vivendi Universal SA                                                      16,676       570,850
    XM Satellite Radio Holdings, Inc., Class A(a)                              1,950        43,427
                                                                                       -----------
                                                                         Media Total     3,657,673

  MULTILINE RETAIL - 0.7%
    Federated Department Stores, Inc.                                         12,290       897,170
    JC Penney Co., Inc.                                                       13,619       822,724
    Kohl's Corp. (a)                                                          15,400       816,354
                                                                                       -----------
                                                              Multiline Retail Total     2,536,248

  SPECIALTY RETAIL - 1.6%
    Abercrombie & Fitch Co., Class A                                           2,460       143,418
    Best Buy Co., Inc.                                                         6,085       340,334
    Chico's FAS, Inc. (a)                                                     15,460       628,295
    Childrens Place Retail Stores, Inc. (a)                                      840        48,636
    DSW, Inc., Class A (a)                                                     1,370        42,908
    GameStop Corp., Class A (a)                                                3,510       165,461
    Lowe's Companies, Inc.                                                    19,475     1,254,969
    Monro Muffler, Inc.                                                          760        28,226
    Office Depot, Inc. (a)                                                    43,040     1,602,810
    Pacific Sunwear of California (a)                                          2,300        50,968
    Payless Shoesource, Inc. (a)                                                 410         9,385
    Petsmart, Inc.                                                             2,020        56,843
    Pier 1 Imports, Inc.                                                         730         8,475
    Rent-A-Center, Inc. (a)                                                      620        15,866
    Staples, Inc.                                                             27,100       691,592
    Tiffany & Co.                                                             24,200       908,468
    TJX Companies, Inc.                                                        3,500        86,870
    Urban Outfitters, Inc. (a)                                                 1,922        47,166
    Zale Corp. (a)                                                               510        14,295
                                                                                       -----------
                                                              Specialty Retail Total     6,144,985

  TEXTILES, APPAREL & LUXURY GOODS - 0.1%
    Carter's, Inc. (a)                                                           820        55,342
    Coach, Inc. (a)                                                            4,330       149,731
    Delta Apparel, Inc.                                                          560         9,929
    Hampshire Group Ltd. (a)                                                   1,030        21,053
    Hartmarx Corp. (a)                                                         1,493        13,303
    Jos. A. Bank Clothiers, Inc. (a)                                           1,325        63,534
    Stride Rite Corp.                                                            920        13,322
    Wolverine World Wide, Inc.                                                 1,080        23,900
                                                                                       -----------
                                                                 Textiles, Apparel &
                                                                  Luxury Goods Total       350,114
                                                                                       -----------
                                                        CONSUMER DISCRETIONARY TOTAL    23,794,016

CONSUMER STAPLES - 3.2%

  BEVERAGES - 0.8%
    Diageo PLC                                                                19,538       307,741
    Diageo PLC, ADR                                                           12,251       777,081
    Fomento Economico Mexicano  SA de CV, ADR                                    400        36,664
    Pepsi Bottling Group, Inc.                                                 1,400        42,546
    PepsiCo, Inc.                                                             28,974     1,674,407
                                                                                       -----------
                                                                     Beverages Total     2,838,439

  FOOD & STAPLES RETAILING - 0.7%
    BJ's Wholesale Club, Inc. (a)                                                400        12,604
    Kroger Co. (a)                                                             3,100        63,116
    Supervalu, Inc.                                                            3,400       104,788
    Sysco Corp.                                                               26,400       846,120
    Wal-Mart Stores, Inc.                                                     30,200     1,426,648
    Weis Markets, Inc.                                                           900        40,113
    Whole Foods Market, Inc.                                                     820        54,481
                                                                                       -----------
                                                      Food & Staples Retailing Total     2,547,870

  FOOD PRODUCTS - 0.6%
    Cadbury Schweppes PLC, ADR                                                19,500       780,000
    Corn Products International, Inc.                                          2,217        65,557
    Dean Foods Co. (a)                                                         2,100        81,543
    Flowers Foods, Inc.                                                          554        16,454
    HJ Heinz Co.                                                               1,110        42,091
    J&J Snack Foods Corp.                                                        488        16,392
    Lancaster Colony Corp.                                                       370        15,540
    Lance, Inc.                                                                  720        16,200
    Maui Land & Pineapple Co., Inc. (a)                                          310        11,702
    Nestle SA, Registered Shares                                               2,360       700,665
    Ralcorp Holdings, Inc. (a)                                                   430        16,361
    Tyson Foods, Inc., Class A                                                 4,490        61,693
    Unilever PLC                                                              32,666       333,999
                                                                                       -----------
                                                                 Food Products Total     2,158,197

  HOUSEHOLD PRODUCTS - 0.5%
    Clorox Co.                                                                 1,000        59,850
    Colgate-Palmolive Co.                                                     28,130     1,606,223
    Kao Corp.                                                                  8,000       210,430
                                                                                       -----------
                                                            Household Products Total     1,876,503

  PERSONAL PRODUCTS - 0.0%
    Alberto-Culver Co.                                                           780        34,500
    Estee Lauder Companies, Inc., Class A                                        760        28,264
                                                                                       -----------
                                                             Personal Products Total        62,764

  TOBACCO - 0.6%
    Altria Group, Inc.                                                        21,626     1,532,419
    British American Tobacco PLC                                              12,107       293,493
    Imperial Tobacco Group PLC                                                 8,714       258,276

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
CONSUMER STAPLES - (CONTINUED)

  TOBACCO - (CONTINUED)
    Japan Tobacco, Inc.                                                           65       228,464
    UST, Inc.                                                                    490        20,384
                                                                                       -----------
                                                                       Tobacco Total     2,333,036
                                                                                       -----------
                                                              CONSUMER STAPLES TOTAL    11,816,809

ENERGY - 5.7%

  ENERGY EQUIPMENT & SERVICES - 1.4%
    BJ Services Co.                                                            2,410        83,386
    Diamond Offshore Drilling, Inc.                                              970        86,815
    Dresser-Rand Group, Inc. (a)                                               1,483        36,853
    ENSCO International, Inc.                                                  5,250       270,112
    FMC Technologies, Inc. (a)                                                 2,100       107,562
    Grant Prideco, Inc. (a)                                                    1,690        72,400
    Grey Wolf, Inc. (a)                                                        2,790        20,758
    Halliburton Co.                                                           24,902     1,818,344
    Hydril (a)                                                                   840        65,478
    Lone Star Technologies, Inc. (a)                                             170         9,420
    Lufkin Industries, Inc.                                                      717        39,750
    Maverick Tube Corp. (a)                                                      350        18,547
    Nabors Industries Ltd. (a)                                                 8,220       588,388
    National-Oilwell Varco, Inc. (a)                                          16,895     1,083,307
    NS Group, Inc. (a)                                                           220        10,127
    Oil States International, Inc. (a)                                         1,130        41,640
    Schlumberger Ltd.                                                          5,724       724,487
    Smith International, Inc.                                                  2,370        92,335
    Superior Well Services, Inc. (a)                                             210         6,105
    Technip SA, ADR                                                              700        47,558
    Tetra Technologies, Inc. (a)                                               1,061        49,909
    Tidewater, Inc.                                                              800        44,184
    Todco, Class A                                                               330        13,005
    Trico Marine Services, Inc. (a)                                              701        22,642
                                                                                       -----------
                                                   Energy Equipment & Services Total     5,353,112

  OIL, GAS & CONSUMABLE FUELS - 4.3%
    Alpha Natural Resources, Inc. (a)                                            660        15,272
    Amerada Hess Corp.                                                           525        74,760
    Anadarko Petroleum Corp.                                                   8,600       868,686
    Bois d'Arc Energy, Inc. (a)                                                  660        10,989
    BP PLC, ADR                                                               10,582       729,523
    Cheniere Energy, Inc. (a)                                                    490        19,879
    Chesapeake Energy Corp.                                                    1,330        41,775
    Comstock Resources, Inc. (a)                                                 280         8,313
    ConocoPhillips                                                            12,238       772,830
    Denbury Resources, Inc. (a)                                                  950        30,087
    EnCana Corp.                                                               6,500       303,335
    ENI S.p.A                                                                 21,483       611,724
    EOG Resources, Inc.                                                        1,730       124,560
    Exxon Mobil Corp.                                                         29,575     1,799,934
    Foundation Coal Holdings, Inc.                                               730        30,032
    Frontier Oil Corp.                                                         1,530        90,806
    Harvest Natural Resources, Inc. (a)                                        1,290        12,539
    Kerr-McGee Corp.                                                           8,800       840,224
    Marathon Oil Corp.                                                         9,613       732,222
    Massey Energy Co.                                                          1,360        49,055
    Murphy Oil Corp.                                                           6,100       303,902
    Newfield Exploration Co. (a)                                               1,000        41,900
    Nordic American Tanker Shipping                                              605        17,460
    Norsk Hydro ASA                                                            4,040       557,733
    Occidental Petroleum Corp.                                                27,000     2,501,550
    Peabody Energy Corp.                                                       2,560       129,050
    PetroChina Co., Ltd., Class H                                            316,000       333,241
    Quicksilver Resources, Inc. (a)                                              620        23,969
    Range Resources Corp.                                                      1,270        34,684
    Royal Dutch Shell PLC, Class A                                             9,506       297,008
    Royal Dutch Shell PLC, Class B                                            12,334       401,218
    Southwestern Energy Co. (a)                                                2,010        64,702
    St. Mary Land & Exploration Co.                                              790        32,256
    Statoil ASA                                                               10,100       287,805
    Superior Energy Services, Inc. (a)                                         3,520        94,301
    Tesoro Corp.                                                               1,460        99,776
    Total SA                                                                   2,553       672,992
    Valero Energy Corp.                                                       20,300     1,213,534
    Western Gas Resources, Inc.                                                  750        36,188
    Williams Companies, Inc.                                                  40,300       862,017
    World Fuel Services Corp.                                                    580        23,455
    XTO Energy, Inc.                                                          13,180       574,253
    Yanzhou Coal Mining Co., Ltd., Class H                                   164,000       143,045
                                                                                       -----------
                                                   Oil, Gas & Consumable Fuels Total    15,912,584
                                                                                       -----------
                                                                        ENERGY TOTAL    21,265,696

FINANCIALS - 13.6%

  CAPITAL MARKETS - 3.5%
    Affiliated Managers Group (a)                                              2,060       219,616
    Bank of New York Co., Inc.                                                69,192     2,493,680
    Bear Stearns Companies, Inc.                                                 600        83,220
    Calamos Asset Management, Inc., Class A                                      645        24,123
    Credit Suisse Group, Registered Shares                                     6,766       379,354
    Daiwa Securities Group, Inc.                                              21,000       281,920
    Deutsche Bank AG                                                           2,000       228,480
    Deutsche Bank AG, Registered Shares                                        4,529       516,205
    E*Trade Financial Corp. (a)                                                3,370        90,922
    Franklin Resources, Inc.                                                  11,411     1,075,373
    Goldman Sachs Group, Inc.                                                  5,304       832,516
    Lazard Ltd., Class A                                                       3,270       144,697
    Legg Mason, Inc.                                                             560        70,185
    Lehman Brothers Holdings, Inc.                                             3,500       505,855
    Merrill Lynch & Co., Inc.                                                 37,232     2,932,392
    Morgan Stanley                                                            11,313       710,683
    Nomura Holdings, Inc.                                                     19,900       444,149
    Nuveen Investments, Inc., Class A                                         11,300       544,095
    optionsXpress Holdings, Inc.                                               1,010        29,371
    Piper Jaffray Companies, Inc. (a)                                            430        23,650
    State Street Corp.                                                        13,340       806,136

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

  CAPITAL MARKETS - (CONTINUED)
    T. Rowe Price Group, Inc.                                                  1,120        87,595
    Thomas Weisel Partners Group, Inc. (a)                                       442         9,680
    UBS AG, Registered Shares                                                  3,609       395,310
    Waddell & Reed Financial, Inc., Class A                                      348         8,039
                                                                                       -----------
                                                               Capital Markets Total    12,937,246

  COMMERCIAL BANKS - 5.1%
    Australia & New Zealand Banking
      Group Ltd.                                                              12,069       228,703
    Bancfirst Corp.                                                              336        14,650
    Banco Bilbao Vizcaya Argentaria SA                                        34,038       709,796
    Banco Santander Central Hispano SA                                        36,330       530,913
    Bancorpsouth, Inc.                                                           900        21,609
    BancTrust Financial Group, Inc.                                              648        14,353
    Bank of Granite Corp.                                                        853        17,290
    Bank of Hawaii Corp.                                                       1,700        90,627
    Barclays PLC                                                              57,742       675,850
    BNP Paribas SA                                                             6,423       596,137
    Boston Private Financial Holdings, Inc.                                    1,570        53,050
    Bryn Mawr Bank Corp.                                                         747        16,561
    Capitol Bancorp Ltd.                                                         733        34,268
    Chemical Financial Corp.                                                     730        23,586
    Chittenden Corp.                                                             835        24,190
    Citizens Banking Corp.                                                       510        13,694
    City Holding Co.                                                             370        13,612
    City National Corp.                                                          900        69,111
    Columbia Banking System, Inc.                                                590        19,741
    Comerica, Inc.                                                             1,400        81,158
    Commerce Bancorp, Inc.                                                     9,100       333,515
    Community Trust Bancorp, Inc.                                                580        19,662
    Cullen/Frost Bankers, Inc.                                                 1,500        80,625
    Depfa Bank PLC                                                            20,586       366,588
    East West Bancorp, Inc.                                                    2,110        81,341
    First Citizens BancShares, Inc., Class A                                     100        19,300
    First Financial Bankshares, Inc.                                             484        18,537
    First Financial Corp.                                                        620        18,476
    ForeningsSparbanken AB                                                     8,600       242,239
    Greater Bay Bancorp                                                          575        15,951
    Hancock Holding Co.                                                          390        18,143
    HBOS PLC                                                                  33,074       551,957
    HSBC Holdings PLC                                                         35,769       599,789
    Industrial Bank of Korea                                                  14,670       270,981
    Marshall & Ilsley Corp.                                                   22,808       993,973
    Mega Financial Holding Co., Ltd.                                         218,000       164,096
    Mercantile Bankshares Corp.                                                1,750        67,288
    Merchants Bancshares, Inc.                                                   680        16,694
    Mid-State Bancshares                                                         950        27,959
    Mitsubishi UFJ Financial Group, Inc.                                          40       609,275
    Mitsubishi UFJ Financial Group,
      Inc., ADR                                                               37,100       564,291
    Mizuho Financial Group, Inc.                                                  30       245,567
    Northrim BanCorp, Inc.                                                       480        11,520
    PNC Financial Services Group, Inc.                                        12,446       837,740
    Societe Generale                                                           3,837       576,362
    Sterling Bancorp                                                             382         7,869
    Sterling Bancshares, Inc.                                                  1,360        24,548
    Sumitomo Mitsui Financial Group, Inc.                                         26       287,176
    Sumitomo Trust & Banking Co., Ltd.                                        27,000       312,643
    SunTrust Banks, Inc.                                                       4,900       356,524
    SVB Financial Group (a)                                                    1,300        68,965
    TCF Financial Corp.                                                          819        21,089
    Trico Bancshares                                                             827        23,421
    UMB Financial Corp.                                                          430        30,199
    UnionBanCal Corp.                                                          3,800       266,608
    United Overseas Bank Ltd.                                                 35,000       337,805
    US Bancorp                                                                58,439     1,782,389
    Wachovia Corp.                                                            36,678     2,055,802
    Wells Fargo & Co.                                                         43,333     2,767,679
    Westamerica Bancorporation                                                    34         1,765
    Westpac Banking Corp.                                                     20,479       348,540
    Whitney Holding Corp.                                                      2,290        81,203
    Zions Bancorporation                                                       2,045       169,183
                                                                                       -----------
                                                              Commercial Banks Total    18,944,176

  CONSUMER FINANCE - 0.1%
    ACE Cash Express, Inc. (a)                                                   231         5,750
    Advance America Cash Advance
      Centers, Inc.                                                            1,610        23,152
    Advanta Corp., Class B                                                       420        15,485
    Cash America International, Inc.                                           2,140        64,243
    First Cash Financial Services, Inc. (a)                                    1,350        26,986
    ORIX Corp.                                                                 1,010       313,073
    World Acceptance Corp. (a)                                                 1,047        28,688
                                                                                       -----------
                                                              Consumer Finance Total       477,377

  DIVERSIFIED FINANCIAL SERVICES - 1.5%
    Chicago Mercantile Exchange
      Holdings, Inc.                                                             218        97,555
    CIT Group, Inc.                                                           10,800       578,016
    Citigroup, Inc.                                                           63,152     2,982,669
    Fortis                                                                    10,898       388,738
    ING Groep NV                                                              12,377       487,894
    International Securities Exchange,
      Inc., Class A                                                              460        19,159
    JPMorgan Chase & Co.                                                      28,703     1,195,193
    Mass Financial Corp., Class A (a)                                          1,750         3,675
                                                                                       -----------
                                                Diversified Financial Services Total     5,752,899

  INSURANCE - 2.5%
    Allianz AG, Registered Shares                                              2,944       491,420
    Allstate Corp.                                                            12,830       668,571
    AMBAC Financial Group, Inc.                                               11,455       911,818
    American International Group, Inc.                                        35,155     2,323,394
    AmerUs Group Co.                                                             360        21,686

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

  INSURANCE - (CONTINUED)
    Aviva PLC                                                                 26,794       372,228
    Baldwin & Lyons, Inc., Class B                                               640        16,992
    CNA Surety Corp. (a)                                                       1,220        20,411
    Commerce Group, Inc.                                                         260        13,738
    Conseco, Inc. (a)                                                          2,600        64,532
    Delphi Financial Group, Class A                                              600        30,978
    Genworth Financial, Inc., Class A                                         25,400       849,122
    Harleysville Group, Inc.                                                     730        21,674
    Hartford Financial Services Group, Inc.                                    8,652       696,919
    Horace Mann Educators Corp.                                                  891        16,751
    KMG America Corp. (a)                                                      1,913        16,375
    Lincoln National Corp.                                                     1,100        60,049
    Loews Corp.                                                                  700        70,840
    Muenchener Rueckversicherungs-
      Gesellschaft AG, Registered Shares                                       1,804       255,660
    National Western Life Insurance Co.,
      Class A                                                                     42         9,756
    Navigators Group, Inc. (a)                                                   844        41,862
    Old Republic International Corp.                                           2,887        62,994
    Phoenix Companies, Inc.                                                    1,680        27,384
    Platinum Underwriters Holdings Ltd.                                        2,300        66,930
    Procentury Corp.                                                           1,442        19,669
    RLI Corp.                                                                    436        24,983
    Sampo Oyj, Class A                                                        19,900       418,558
    St. Paul Travelers Companies, Inc.                                        17,900       748,041
    Storebrand ASA                                                            16,400       182,734
    United America Indemnity Ltd.,
      Class A (a)                                                              1,060        24,274
    UnumProvident Corp.                                                       20,354       416,850
    XL Capital Ltd., Class A                                                   6,829       437,807
                                                                                       -----------
                                                                     Insurance Total     9,405,000

  REAL ESTATE - 0.6%
    Alexandria Real Estate Equities, Inc., REIT                                  490        46,712
    Archstone-Smith Trust, REIT                                                9,696       472,874
    Boston Properties, Inc., REIT                                                900        83,925
    Brandywine Realty Trust, REIT                                                650        20,644
    Cousins Properties, Inc., REIT                                               540        18,052
    EastGroup Properties, Inc., REIT                                             610        28,938
    Equity Office Properties Trust, REIT                                       2,100        70,518
    Equity One, Inc., REIT                                                       790        19,402
    Franklin Street Properties Corp.,
      REIT                                                                       874        18,485
    General Growth Properties, Inc.,
      REIT                                                                       900        43,983
    Getty Realty Corp., REIT                                                     640        18,624
    Healthcare Realty Trust, Inc.                                                460        17,195
    Highland Hospitality Corp.                                                   948        12,049
    Host Marriott Corp., REIT                                                  4,100        87,740
    Jones Lang LaSalle, Inc.                                                     650        49,751
    Kimco Realty Corp., REIT                                                  11,422       464,190
    Lexington Corporate Properties
      Trust, REIT                                                                715        14,908
    Mid-America Apartment Communities,
      Inc., REIT                                                                 670        36,683
    Prologis Trust, REIT                                                       1,700        90,950
    PS Business Parks, Inc., REIT                                                700        39,144
    Sun Hung Kai Properties Ltd.                                              15,000       151,837
    Swire Pacific Ltd., Class A                                               31,500       308,180
    Universal Health Realty Income
      Trust, REIT                                                                460        16,804
    Urstadt Biddle Properties, Inc.,
      Class A, REIT                                                              900        16,200
                                                                                       -----------
                                                                   Real Estate Total     2,147,788

  THRIFTS & MORTGAGE FINANCE - 0.3%
    Corus Bankshares, Inc.                                                       440        26,153
    Golden West Financial Corp.                                               12,600       855,540
    PMI Group, Inc.                                                            2,000        91,840
    Sovereign Bancorp, Inc.                                                    3,900        85,449
    Trustco Bank Corp. NY                                                      1,210        14,726
                                                                                       -----------
                                                    Thrifts & Mortgage Finance Total     1,073,708
                                                                                       -----------
                                                                    FINANCIALS TOTAL    50,738,194

HEALTH CARE - 8.8%

  BIOTECHNOLOGY - 0.9%
    Alkermes, Inc. (a)                                                           940        20,727
    Amylin Pharmaceuticals, Inc. (a)                                           2,813       137,696
    Anadys Pharmaceuticals, Inc. (a)                                             930        14,982
    Arena Pharmaceuticals, Inc. (a)                                            1,530        27,708
    Celgene Corp. (a)                                                            990        43,778
    Charles River Laboratories
      International, Inc. (a)                                                    700        34,314
    Cubist Pharmaceuticals, Inc. (a)                                           1,196        27,472
    Digene Corp. (a)                                                             830        32,453
    Exelixis, Inc. (a)                                                         1,290        15,493
    Genzyme Corp. (a)                                                         15,000     1,008,300
    Illumina, Inc. (a)                                                         1,290        30,638
    Invitrogen Corp. (a)                                                         640        44,883
    Medimmune, Inc. (a)                                                        1,450        53,041
    Myogen, Inc. (a)                                                             470        17,028
    Nektar Therapeutics (a)                                                    3,930        80,094
    Neurocrine Biosciences, Inc. (a)                                           1,040        67,122
    PDL BioPharma, Inc. (a)                                                   23,840       781,952
    Senomyx, Inc. (a)                                                          1,290        21,233
    Vertex Pharmaceuticals, Inc. (a)                                          23,740       868,647
                                                                                       -----------
                                                                 Biotechnology Total     3,327,561

  HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
    American Medical Systems Holdings,
      Inc. (a)                                                                 3,060        68,850
    Analogic Corp.                                                               260        17,212
    Aspect Medical Systems, Inc. (a)                                             790        21,678
    Baxter International, Inc.                                                17,400       675,294
    Bio-Rad Laboratories, Inc., Class A (a)                                      320        19,952
    Biomet, Inc.                                                               2,140        76,013

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)

  HEALTH CARE EQUIPMENT & SUPPLIES - (CONTINUED)
    Dentsply International, Inc.                                                 730        42,450
    Dionex Corp. (a)                                                             540        33,199
    DJ Orthopedics, Inc. (a)                                                     350        13,916
    Gen-Probe, Inc. (a)                                                        1,660        91,499
    Greatbatch, Inc. (a)                                                         494        10,824
    Haemonetics Corp. (a)                                                      1,440        73,109
    Hologic, Inc. (a)                                                            400        22,140
    Hospira, Inc. (a)                                                          1,275        50,311
    Immucor, Inc. (a)                                                          1,799        51,613
    Intuitive Surgical, Inc. (a)                                                 230        27,140
    Invacare Corp.                                                               510        15,841
    Kyphon, Inc. (a)                                                             960        35,712
    Meridian Bioscience, Inc.                                                  2,180        58,816
    Millipore Corp. (a)                                                          800        58,448
    Neurometrix, Inc. (a)                                                        380        14,797
    PerkinElmer, Inc.                                                         18,800       441,236
    ResMed, Inc. (a)                                                           1,766        77,669
    SonoSite, Inc. (a)                                                           771        31,333
    STERIS Corp.                                                               1,260        31,097
    Sybron Dental Specialties, Inc. (a)                                          640        26,394
    Thermo Electron Corp. (a)                                                 40,010     1,483,971
    Varian Medical Systems, Inc. (a)                                          22,140     1,243,382
    Varian, Inc. (a)                                                             270        11,119
    Viasys Healthcare, Inc. (a)                                                  430        12,934
    Vital Signs, Inc.                                                            210        11,535
    Waters Corp. (a)                                                           1,190        51,348
    Zimmer Holdings, Inc. (a)                                                 18,300     1,237,080
                                                                                       -----------
                                              Health Care Equipment & Supplies Total     6,137,912

  HEALTH CARE PROVIDERS & SERVICES - 2.5%
    Aetna, Inc.                                                               47,120     2,315,477
    Allion Healthcare, Inc. (a)                                                1,370        18,577
    Allscripts Healthcare Solutions, Inc. (a)                                  1,400        25,634
    Cardinal Health, Inc.                                                     16,100     1,199,772
    Caremark Rx, Inc. (a)                                                     32,400     1,593,432
    Centene Corp. (a)                                                          1,180        34,421
    Cerner Corp. (a)                                                           1,300        61,685
    Cigna Corp.                                                                9,400     1,227,828
    Community Health Systems, Inc. (a)                                         3,110       112,426
    Coventry Health Care, Inc. (a)                                             2,250       121,455
    Cross Country Healthcare, Inc. (a)                                         1,160        22,458
    DaVita, Inc. (a)                                                           2,120       127,645
    Genesis HealthCare Corp. (a)                                                 590        25,925
    Gentiva Health Services, Inc. (a)                                          1,220        22,216
    Health Management Associates, Inc.,
      Class A                                                                  1,690        36,453
    HealthExtras, Inc. (a)                                                       977        34,488
    Henry Schein, Inc. (a)                                                       990        47,381
    Hooper Holmes, Inc.                                                        1,990         5,751
    Humana, Inc. (a)                                                           1,680        88,452
    Kindred Healthcare, Inc. (a)                                               1,070        26,911
    Laboratory Corp. of America                                                1,360        79,533
      Holdings (a)
    Lincare Holdings, Inc. (a)                                                   580        22,597
    Medco Health Solutions, Inc. (a)                                           1,160        66,375
    Owens & Minor, Inc.                                                          540        17,696
    Parexel International Corp. (a)                                              980        25,911
    Pediatrix Medical Group, Inc. (a)                                          1,190       122,142
    PRA International (a)                                                        900        22,311
    Psychiatric Solutions, Inc. (a)                                            1,280        42,406
    Quest Diagnostics, Inc.                                                      980        50,274
    Res-Care, Inc. (a)                                                         1,070        19,667
    Symbion, Inc. (a)                                                            680        15,402
    United Surgical Partners International,
      Inc. (a)                                                                 2,020        71,528
    UnitedHealth Group, Inc.                                                  29,070     1,623,850
    Universal Health Services, Inc., Class B                                     556        28,239
    VCA Antech, Inc. (a)                                                       1,781        50,723
    WellCare Health Plans, Inc. (a)                                              483        21,948
                                                                                       -----------
                                              Health Care Providers & Services Total     9,428,989

  PHARMACEUTICALS - 3.8%
    Allergan, Inc.                                                               890        96,565
    Altana AG                                                                  4,470       276,373
    AstraZeneca PLC                                                           12,200       614,061
    AstraZeneca PLC, ADR                                                      14,900       748,427
    Eisai Co., Ltd.                                                            4,900       213,637
    Endo Pharmaceuticals Holdings,
      Inc. (a)                                                                 1,626        53,349
    Forest Laboratories, Inc. (a)                                              1,570        70,069
    GlaxoSmithKline PLC                                                       15,129       395,190
    GlaxoSmithKline PLC, ADR                                                  14,018       733,282
    H. Lundbeck A/S                                                           10,800       236,265
    Hi-Tech Pharmacal Co., Inc. (a)                                              742        20,924
    New River Pharmaceuticals, Inc. (a)                                          990        32,878
    Novartis AG, ADR                                                          46,170     2,559,665
    Novartis AG, Registered Shares                                             7,949       442,134
    Par Pharmaceutical Companies,
      Inc. (a)                                                                 1,090        30,716
    Penwest Pharmaceuticals Co. (a)                                              985        21,365
    Pfizer, Inc.                                                              82,033     2,044,262
    Roche Holding AG, Genusschein Shares                                       2,182       324,927
    Roche Holdings Ltd., ADR                                                  16,500     1,225,950
    Salix Pharmaceuticals Ltd. (a)                                             1,850        30,544
    Sanofi-Aventis                                                             4,879       464,249
    Sanofi-Aventis, ADR                                                       18,500       877,825
    Schering AG                                                                2,451       254,946
    Shire PLC, ADR                                                             3,020       140,400
    Takeda Pharmaceutical Co., Ltd.                                            6,400       364,632
    Teva Pharmaceutical
      Industries Ltd., ADR                                                    42,030     1,730,795
                                                                                       -----------
                                                               Pharmaceuticals Total    14,003,430
                                                                                       -----------
                                                                   HEALTH CARE TOTAL    32,897,892

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - 7.6%

  AEROSPACE & DEFENSE - 1.3%
    AAR Corp. (a)                                                              1,120        31,898
    Armor Holdings, Inc. (a)                                                   1,100        64,119
    BE Aerospace, Inc. (a)                                                     2,090        52,501
    Boeing Co.                                                                11,200       872,816
    Esterline Technologies Corp. (a)                                             770        32,918
    General Dynamics Corp.                                                    10,928       699,173
    Goodrich Corp.                                                             1,286        56,082
    Hexcel Corp. (a)                                                           1,010        22,190
    Kaman Corp.                                                                  470        11,825
    Lockheed Martin Corp.                                                      5,300       398,189
    Moog, Inc., Class A (a)                                                      260         9,227
    Precision Castparts Corp.                                                    920        54,648
    Rockwell Collins, Inc.                                                     2,080       117,208
    Singapore Technologies
      Engineering Ltd.                                                        74,000       141,960
    United Technologies Corp.                                                 40,180     2,329,235
                                                                                       -----------
                                                           Aerospace & Defense Total     4,893,989

  AIR FREIGHT & LOGISTICS - 0.5%
    CH Robinson Worldwide, Inc.                                                2,280       111,925
    EGL, Inc. (a)                                                                262        11,790
    HUB Group, Inc., Class A (a)                                               1,961        89,382
    Ryder System, Inc.                                                           360        16,121
    United Parcel Service, Inc., Class B                                      17,300     1,373,274
    UTI Worldwide, Inc.                                                        3,428       108,325
                                                                                       -----------
                                                       Air Freight & Logistics Total     1,710,817

  AIRLINES - 0.1%
    British Airways PLC (a)                                                   42,559       260,560
    JetBlue Airways Corp. (a)                                                    935        10,023
    Republic Airways Holdings, Inc. (a)                                          780        11,552
    Skywest, Inc.                                                                840        24,587
    Southwest Airlines Co.                                                     3,780        68,002
                                                                                       -----------
                                                                      Airlines Total       374,724
  BUILDING PRODUCTS - 0.0%
    American Standard Companies, Inc.                                          1,000        42,860
    Lennox International, Inc.                                                   520        15,527
    NCI Building Systems, Inc. (a)                                               700        41,839
                                                                                       -----------
                                                             Building Products Total       100,226

  COMMERCIAL SERVICES & SUPPLIES - 0.8%
    ABM Industries, Inc.                                                         840        16,103
    Aramark Corp., Class B                                                     2,100        62,034
    Avery Dennison Corp.                                                         825        48,246
    Casella Waste Systems, Inc., Class A (a)                                   1,750        24,867
    CBIZ, Inc. (a)                                                             1,060         8,480
    ChoicePoint, Inc. (a)                                                      2,190        98,002
    Cintas Corp.                                                                 900        38,358
    Consolidated Graphics, Inc. (a)                                              780        40,654
    Corporate Executive Board Co.                                              1,780       179,602
    Healthcare Services Group                                                    982        20,976
    Kenexa Corp. (a)                                                           1,013        31,150
    Korn/Ferry International (a)                                                 800        16,312
    Manpower, Inc.                                                            15,800       903,444
    NCO Group, Inc. (a)                                                          740        17,575
    Resources Connection, Inc. (a)                                             1,360        33,878
    Robert Half International, Inc.                                            3,620       139,768
    TeleTech Holdings, Inc. (a)                                                1,650        18,331
    United Stationers, Inc. (a)                                                  370        19,647
    Waste Connections, Inc. (a)                                                1,270        50,559
    Waste Management, Inc.                                                    34,400     1,214,320
                                                                                       -----------
                                                Commercial Services & Supplies Total     2,982,306

  CONSTRUCTION & ENGINEERING - 0.3%
    EMCOR Group, Inc. (a)                                                        520        25,823
    Fluor Corp.                                                                  600        51,480
    Foster Wheeler Ltd. (a)                                                   11,100       525,141
    Jacobs Engineering Group, Inc. (a)                                         1,030        89,342
    KHD Humboldt Wedag
      International Ltd. (a)                                                   1,630        40,408
    McDermott International, Inc. (a)                                            400        21,780
    Quanta Services, Inc. (a)                                                  1,057        16,933
    Shimizu Corp.                                                             29,000       210,840
    Washington Group International,
      Inc. (a)                                                                   500        28,695
                                                                                       -----------
                                                    Construction & Engineering Total     1,010,442

  ELECTRICAL EQUIPMENT - 0.9%
    ABB Ltd. (a)                                                              24,797       312,555
    Cooper Industries Ltd., Class A                                              900        78,210
    Emerson Electric Co.                                                      15,600     1,304,628
    Energy Conversion Devices, Inc. (a)                                          335        16,475
    Evergreen Solar, Inc. (a)                                                    950        14,630
    General Cable Corp. (a)                                                    3,520       106,762
    Genlyte Group, Inc. (a)                                                      600        40,884
    Mitsubishi Electric Corp.                                                 44,000       373,621
    Rockwell Automation, Inc.                                                 16,240     1,167,819
    Roper Industries, Inc.                                                       540        26,260
    Woodward Governor Co.                                                        880        29,260
                                                                                       -----------
                                                          Electrical Equipment Total     3,471,104
  INDUSTRIAL CONGLOMERATES - 0.9%
    General Electric Co.                                                      63,987     2,225,468
    SembCorp Industries Ltd.                                                  71,900       155,602
    Textron, Inc.                                                             10,275       959,582
                                                                                       -----------
                                                      Industrial Conglomerates Total     3,340,652

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)

  MACHINERY - 1.8%
    Actuant Corp., Class A                                                       760        46,527
    Andritz AG                                                                 1,014       147,717
    Atlas Copco AB, Class B                                                   13,900       362,008
    Barnes Group, Inc.                                                            73         2,956
    Briggs & Stratton Corp.                                                      280         9,904
    Caterpillar, Inc.                                                         22,200     1,594,182
    Dover Corp.                                                                1,900        92,264
    Eaton Corp.                                                                9,045       660,014
    EnPro Industries, Inc. (a)                                                   840        28,812
    Harsco Corp.                                                               1,200        99,144
    Ingersoll-Rand Co. Ltd., Class A                                          20,000       835,800
    JLG Industries, Inc.                                                       1,540        47,417
    Joy Global, Inc.                                                           2,880       172,137
    Kadant, Inc. (a)                                                             367         8,331
    Kennametal, Inc.                                                           1,100        67,254
    Komatsu Ltd.                                                              21,000       400,736
    Manitowoc Co., Inc.                                                          550        50,132
    Parker Hannifin Corp.                                                     11,700       943,137
    Saurer AG, Registered Shares (a)                                           3,215       256,505
    Stork NV                                                                   7,138       398,284
    Terex Corp. (a)                                                            1,940       153,726
    Volvo AB, Class B                                                          4,300       200,937
    Wabtec Corp.                                                               3,700       120,620
                                                                                       -----------
                                                                     Machinery Total     6,698,544
  MARINE - 0.0%
    Alexander & Baldwin, Inc.                                                    700        33,376
                                                                                       -----------
                                                                        Marine Total        33,376

  ROAD & RAIL - 0.8%
    Burlington Northern Santa Fe Corp.                                        19,700     1,641,601
    Canadian Pacific Railway Ltd.                                              1,300        64,961
    Central Japan Railway Co.                                                     34       335,146
    ComfortDelGro Corp., Ltd.                                                105,000       109,101
    Dollar Thrifty Automotive Group (a)                                          260        11,804
    Landstar System, Inc.                                                      1,420        62,650
    Norfolk Southern Corp.                                                    13,525       731,297
    Swift Transportation Co., Inc. (a)                                           340         7,388
    Werner Enterprises, Inc.                                                   1,670        30,678
                                                                                       -----------
                                                                   Road & Rail Total     2,994,626

  TRADING COMPANIES & DISTRIBUTORS - 0.2%
    Hitachi High-Technologies Corp.                                            8,800       232,639
    Mitsubishi Corp.                                                          17,000       387,269
    UAP Holding Corp.                                                          1,880        40,420
    Watsco, Inc.                                                                 630        44,762
    WESCO International, Inc. (a)                                                750        51,007
                                                                                       -----------
                                              Trading Companies & Distributors Total       756,097

  TRANSPORTATION INFRASTRUCTURE - 0.0%
    Interpool, Inc.                                                              180         3,636
                                                                                       -----------
                                                 Transportation Infrastructure Total         3,636
                                                                                       -----------
                                                                   INDUSTRIALS TOTAL    28,370,539

INFORMATION TECHNOLOGY - 9.8%

  COMMUNICATIONS EQUIPMENT - 2.2%
    ADTRAN, Inc.                                                                 910        23,824
    Anaren, Inc. (a)                                                           1,380        26,869
    AudioCodes Ltd. (a)                                                        2,770        38,281
    Avocent Corp. (a)                                                          1,230        39,040
    Belden CDT, Inc.                                                             510        13,887
    Black Box Corp.                                                              320        15,376
    Cisco Systems, Inc. (a)                                                   78,545     1,702,070
    CommScope, Inc. (a)                                                        2,310        65,950
    Comverse Technology, Inc. (a)                                              5,440       128,003
    Corning, Inc. (a)                                                         39,760     1,069,942
    CSR PLC (a)                                                                6,070       126,275
    Dycom Industries, Inc. (a)                                                 1,010        21,463
    F5 Networks, Inc. (a)                                                     11,420       827,836
    Harris Corp.                                                                 690        32,630
    Motorola, Inc.                                                            53,260     1,220,187
    NICE Systems Ltd., ADR (a)                                                   720        36,691
    Nokia Oyj                                                                 32,700       677,543
    Nokia OYJ, ADR                                                            28,900       598,808
    Plantronics, Inc.                                                            490        17,361
    Powerwave Technologies, Inc. (a)                                           1,810        24,417
    Qualcomm, Inc.                                                            21,530     1,089,633
    Telefonaktiebolaget LM Ericsson,
      ADR (a)                                                                  7,500       282,900
    Tollgrade Communications, Inc. (a)                                           850        12,648
                                                                                       -----------
                                                      Communications Equipment Total     8,091,634

  COMPUTERS & PERIPHERALS - 2.0%
    Brocade Communications Systems,
      Inc. (a)                                                               130,300       870,404
    Electronics for Imaging (a)                                                  830        23,215
    EMC Corp/Massachusetts (a)                                               124,320     1,694,482
    FUJITSU Ltd.                                                              19,000       160,386
    Hewlett-Packard Co.                                                       67,120     2,208,248
    Hutchinson Technology, Inc. (a)                                              620        18,705
    Imation Corp.                                                                420        18,022
    International Business Machines
    Corp.                                                                     24,146     1,991,321
    Lite-On Technology Corp.                                                 188,000       260,300
    Stratasys, Inc. (a)                                                          860        25,353
    Wincor Nixdorf AG                                                          1,684       212,108
                                                                                       -----------
                                                       Computers & Peripherals Total     7,482,544

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
    Agilent Technologies, Inc. (a)                                            19,300       724,715
    Agilysys, Inc.                                                               650         9,789
    Anixter International, Inc.                                                1,390        66,414
    Arrow Electronics, Inc. (a)                                                2,400        77,448

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

  ELECTRONIC EQUIPMENT & INSTRUMENTS - (CONTINUED)
    Benchmark Electronics, Inc. (a)                                              660        25,311
    Brightpoint, Inc. (a)                                                      1,717        53,330
    Coherent, Inc. (a)                                                           449        15,764
    Daktronics, Inc.                                                           1,220        44,530
    Global Imaging Systems, Inc. (a)                                             929        35,283
    Hoya Corp.                                                                 5,700       230,142
    Ingram Micro, Inc., Class A (a)                                            2,700        54,000
    Itron, Inc. (a)                                                            1,860       111,321
    Kyocera Corp.                                                              2,900       255,487
    Mettler Toledo International, Inc. (a)                                       700        42,238
    MTS Systems Corp.                                                            590        24,680
    NAM TAI Electronics, Inc.                                                    520        11,913
    Plexus Corp. (a)                                                           2,270        85,284
    Tektronix, Inc.                                                            2,100        74,991
    Trimble Navigation Ltd. (a)                                                2,270       102,264
    TTM Technologies, Inc. (a)                                                 3,460        50,135
    Vishay Intertechnology, Inc. (a)                                           1,770        25,205
                                                                                       -----------
                                            Electronic Equipment & Instruments Total     2,120,244
  INTERNET SOFTWARE & SERVICES - 0.8%
    Akamai Technologies, Inc. (a)                                             22,700       746,603
    aQuantive, Inc. (a)                                                        1,106        26,035
    Digitas, Inc. (a)                                                          3,850        55,440
    Google, Inc., Class A (a)                                                  4,222     1,646,580
    Keynote Systems, Inc. (a)                                                    385         4,404
    VeriSign, Inc. (a)                                                         2,030        48,700
    Yahoo!, Inc. (a)                                                          15,640       504,547
                                                                                       -----------
                                                  Internet Software & Services Total     3,032,309

  IT SERVICES - 0.2%
    Acxiom Corp.                                                               1,180        30,491
    Affiliated Computer Services, Inc.,
      Class A (a)                                                                730        43,552
    Alliance Data Systems Corp. (a)                                            2,560       119,731
    CGI Group, Inc. (a)                                                       42,700       283,363
    Cognizant Technology Solutions Corp.,
      Class A (a)                                                              1,970       117,195
    Euronet Worldwide, Inc. (a)                                                  760        28,751
    Fiserv, Inc. (a)                                                             900        38,295
    Global Payments, Inc.                                                        880        46,649
    Keane, Inc. (a)                                                              950        14,962
    MAXIMUS, Inc.                                                                360        12,953
    MPS Group, Inc. (a)                                                        6,170        94,401
    Paychex, Inc.                                                              1,960        81,654
                                                                                       -----------
                                                                   IT Services Total       911,997
  OFFICE ELECTRONICS - 0.1%
    Canon, Inc.                                                                6,900       455,815
                                                                                       -----------
                                                            Office Electronics Total       455,815

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
    Actel Corp. (a)                                                              860        13,708
    Advanced Energy Industries, Inc. (a)                                         810        11,445
    Advanced Micro Devices, Inc. (a)                                           1,320        43,771
    Advantest Corp.                                                            1,300       154,299
    Asyst Technologies, Inc. (a)                                                 233         2,426
    Atheros Communications, Inc. (a)                                           2,012        52,694
    ATI Technologies, Inc. (a)                                                 1,800        30,924
    ATMI, Inc. (a)                                                               540        16,308
    Broadcom Corp., Class A (a)                                               25,044     1,080,899
    Brooks Automation, Inc. (a)                                                  800        11,392
    Cymer, Inc. (a)                                                            1,630        74,067
    Exar Corp. (a)                                                             1,010        14,423
    Fairchild Semiconductor
      International, Inc. (a)                                                 57,560     1,097,669
    Freescale Semiconductor, Inc. (a)                                          1,500        41,715
    Kla-Tencor Corp.                                                             900        43,524
    Lam Research Corp. (a)                                                    21,410       920,630
    Marvell Technology Group Ltd. (a)                                         11,400       616,740
    MEMC Electronic Materials, Inc. (a)                                        3,720       137,343
    Microsemi Corp. (a)                                                        1,955        56,910
    Mindspeed Technologies, Inc. (a)                                           8,730        34,745
    National Semiconductor Corp.                                              21,000       584,640
    Novellus Systems, Inc. (a)                                                   900        21,600
    Nvidia Corp. (a)                                                           1,200        68,712
    Samsung Electronics Co., Ltd.,
      GDR (b)                                                                  1,200       392,100
    Samsung Electronics Co., Ltd., GDR,
      Registered Shares (b)                                                      693       226,517
    Silicon Laboratories, Inc. (a)                                             1,734        95,283
    Sirf Technology Holdings, Inc. (a)                                         4,710       166,781
    Standard Microsystems Corp. (a)                                              900        23,382
    Taiwan Semiconductor Manufacturing
      Co., Ltd., ADR                                                          64,129       645,138
    Tessera Technologies, Inc. (a)                                               960        30,797
    Texas Instruments, Inc.                                                   38,350     1,245,225
    Ultratech, Inc. (a)                                                        1,210        29,621
    Varian Semiconductor Equipment
      Associates, Inc. (a)                                                       365        10,249
    Virage Logic Corp. (a)                                                     2,520        27,191
                                                                                       -----------
                                      Semiconductors & Semiconductor Equipment Total     8,022,868

  SOFTWARE - 1.7%
    Activision, Inc. (a)                                                       2,033        28,035
    Amdocs Ltd. (a)                                                            1,850        66,711
    ANSYS, Inc. (a)                                                              810        43,861
    Autodesk, Inc. (a)                                                           979        37,711
    Cadence Design Systems, Inc. (a)                                           2,000        36,980
    Captaris, Inc. (a)                                                         2,070         9,584
    Citrix Systems, Inc. (a)                                                  26,110       989,569
    Cognos, Inc. (a)                                                           5,100       198,390
    Electronic Arts, Inc. (a)                                                    400        21,888
    Epicor Software Corp. (a)                                                  1,880        25,248
    Hyperion Solutions Corp. (a)                                               1,710        55,746
    Intergraph Corp. (a)                                                         400        16,664
    Internet Security Systems (a)                                                950        22,781

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

  SOFTWARE - (CONTINUED)
    Intuit, Inc. (a)                                                             515        27,393
    KongZhong Corp. (a)                                                        1,350        17,834
    Kronos, Inc. (a)                                                             370        13,834
    Lawson Software, Inc. (a)                                                  2,450        18,792
    Macrovision Corp. (a)                                                      1,123        24,874
    McAfee, Inc. (a)                                                             960        23,357
    Mercury Interactive Corp. (a)                                              1,420        49,416
    Micros Systems, Inc. (a)                                                     870        40,081
    Microsoft Corp.                                                          106,480     2,897,321
    MSC.Software Corp. (a)                                                     1,320        26,334
    NAVTEQ Corp. (a)                                                           1,670        84,585
    Open Solutions, Inc. (a)                                                   1,150        31,407
    Parametric Technology Corp. (a)                                            1,014        16,559
    Phoenix Technologies Ltd. (a)                                              1,420         9,628
    PLATO Learning, Inc. (a)                                                     790         7,497
    Progress Software Corp. (a)                                                1,600        46,544
    Quality Systems, Inc.                                                        870        28,797
    SAP AG, ADR                                                               26,310     1,429,159
    Secure Computing Corp. (a)                                                 3,000        34,620
    Sybase, Inc. (a)                                                             850        17,952
    Synopsys, Inc. (a)                                                         1,000        22,350
    Transaction Systems Architects, Inc. (a)                                   1,430        44,630
                                                                                       -----------
                                                                      Software Total     6,466,132
                                                                                       -----------
                                                        INFORMATION TECHNOLOGY TOTAL    36,583,543

MATERIALS - 3.5%

  CHEMICALS - 1.4%
    Air Products & Chemicals, Inc.                                            13,500       907,065
    Airgas, Inc.                                                               1,070        41,826
    Ashland, Inc.                                                                700        49,756
    BASF AG                                                                    7,558       592,743
    Bayer AG                                                                   3,990       159,411
    Celanese Corp.                                                             3,000        62,910
    Clariant AG, Registered Shares (a)                                        12,714       197,000
    Cytec Industries, Inc.                                                     1,170        70,212
    Ecolab, Inc.                                                               1,240        47,368
    HB Fuller Co.                                                                700        35,938
    Lubrizol Corp.                                                             1,400        59,990
    Minerals Technologies, Inc.                                                  360        21,028
    Monsanto Co.                                                               4,870       412,732
    Nalco Holding Co. (a)                                                      2,600        46,020
    Potash Corp. of Saskatchewan                                               1,940       170,895
    PPG Industries, Inc.                                                       1,000        63,350
    Rohm & Haas Co.                                                           13,900       679,293
    Schulman A, Inc.                                                           1,010        24,997
    Sensient Technologies Corp.                                                  600        10,830
    Shin-Etsu Chemical Co., Ltd.                                               4,500       244,384
    Stepan Co.                                                                   500        14,775
    Sumitomo Chemical Co., Ltd.                                               37,000       301,686
    Symyx Technologies, Inc. (a)                                               1,250        34,675
    Syngenta AG (a)                                                            2,078       292,092
    Teijin Ltd.                                                               39,000       259,546
    Tronox, Inc., Class B                                                      1,774        30,148
    Yara International ASA                                                    13,100       208,374
                                                                                       -----------
                                                                     Chemicals Total     5,039,044

  CONSTRUCTION MATERIALS - 0.6%
    Cemex SA de CV                                                             9,010       588,173
    Eagle Materials, Inc.                                                      3,240       206,582
    Martin Marietta Materials, Inc.                                              625        66,894
    Titan Cement Co. SA                                                        3,255       155,412
    Vulcan Materials Co.                                                      15,975     1,384,234
                                                                                       -----------
                                                        Construction Materials Total     2,401,295

  CONTAINERS & PACKAGING - 0.1%
    Aptargroup, Inc.                                                             350        19,337
    Crown Holdings, Inc. (a)                                                  25,600       454,144
    Greif, Inc., Class A                                                         590        40,368
                                                                                       -----------
                                                        Containers & Packaging Total       513,849

  METALS & MINING - 1.4%
    Allegheny Technologies, Inc.                                                 700        42,826
    Alumina Ltd., ADR                                                          2,000        42,180
    AMCOL International Corp.                                                    550        15,840
    Carpenter Technology Corp.                                                   380        35,918
    Freeport-McMoRan Copper & Gold,
      Inc., Class B                                                           11,770       703,493
    Inco Ltd.                                                                    900        44,901
    Kobe Steel Ltd.                                                           84,000       319,148
    Metal Management, Inc.                                                       760        24,054
    Nucor Corp.                                                                5,825       610,402
    Phelps Dodge Corp.                                                        20,280     1,633,148
    Reliance Steel & Aluminum Co.                                                560        52,595
    Rio Tinto PLC                                                              5,864       302,282
    Rio Tinto PLC, ADR                                                         4,300       890,100
    RTI International Metals, Inc. (a)                                           530        29,071
    United States Steel Corp.                                                  3,400       206,312
    Worthington Industries                                                     1,390        27,883
    Zinifex Ltd.                                                               8,230        56,227
                                                                                       -----------
                                                               Metals & Mining Total     5,036,380
  PAPER & FOREST PRODUCTS - 0.0%
    Glatfelter                                                                 1,380        25,295
    Mercer International, Inc. (a)                                             1,800        16,758
                                                                                       -----------
                                                       Paper & Forest Products Total        42,053
                                                                                       -----------
                                                                     MATERIALS TOTAL    13,032,621

TELECOMMUNICATION SERVICES - 1.6%

  Diversified Telecommunication Services - 0.9%
    AT&T, Inc.                                                                33,752       912,654
    Chunghwa Telecom Co. Ltd., ADR                                            15,000       293,850
    Deutsche Telekom AG, Registered
      Shares                                                                  21,641       364,747

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
TELECOMMUNICATION SERVICES - (CONTINUED)

  DIVERSIFIED TELECOMMUNICATION SERVICES - (CONTINUED)
    Nippon Telegraph & Telephone Corp.                                            64       275,524
    North Pittsburgh Systems, Inc.                                               630        14,704
    Qwest Communications International,
      Inc. (a)                                                                     1             7
    Talk America Holdings, Inc. (a)                                            1,242        10,594
    Time Warner Telecom, Inc., Class A (a)                                    22,396       402,008
    Verizon Communications, Inc.                                              26,485       902,079
                                                                                       -----------
                                        Diversified Telecommunication Services Total     3,176,167

  WIRELESS TELECOMMUNICATION SERVICES - 0.7%
    American Tower Corp., Class A (a)                                         32,474       984,612
    China Mobile Hong Kong Ltd.                                               26,500       138,491
    Crown Castle International Corp. (a)                                       3,070        87,034
    Dobson Communications Corp.,
      Class A (a)                                                              5,440        43,629
    Millicom International Cellular SA (a)                                     2,605       122,669
    NII Holdings, Inc. (a)                                                    17,400     1,026,078
    SBA Communications Corp.,
      Class A (a)                                                              1,553        36,356
    Taiwan Mobile Co., Ltd                                                   228,000       217,030
    Vimpel-Communications OAO,
      ADR (a)                                                                    790        33,978
                                                                                       -----------
                                           Wireless Telecommunication Services Total     2,689,877
                                                                                       -----------
                                                    TELECOMMUNICATION SERVICES TOTAL     5,866,044

UTILITIES - 1.7%

  ELECTRIC UTILITIES - 1.2%
    Allete, Inc.                                                                 360        16,776
    Central Vermont Public Service Corp.                                         950        20,149
    E.ON AG                                                                    4,585       503,831
    Edison International                                                      18,049       743,258
    El Paso Electric Co. (a)                                                   1,000        19,040
    Endesa SA                                                                  9,911       319,615
    Entergy Corp.                                                             10,821       746,000
    Exelon Corp.                                                              15,892       840,687
    FPL Group, Inc.                                                           16,704       670,498
    Hawaiian Electric Industries, Inc.                                         1,600        43,408
    Maine & Maritimes Corp.                                                      200         3,072
    MGE Energy, Inc.                                                             350        11,613
    Otter Tail Corp.                                                             510        14,632
    PPL Corp.                                                                  3,500       102,900
    Puget Energy, Inc.                                                           860        18,215
    Terna S.p.A.                                                             118,034       310,105
                                                                                       -----------
                                                            Electric Utilities Total     4,383,799
  GAS UTILITIES - 0.1%
    AGL Resources, Inc.                                                        1,700        61,285
    Cascade Natural Gas Corp.                                                    700        13,790
    Northwest Natural Gas Co.                                                    290        10,292
    Tokyo Gas Co., Ltd.                                                       43,000       188,212
    WGL Holdings, Inc.                                                           450        13,689
                                                                                       -----------
                                                                 Gas Utilities Total       287,268

  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
    AES Corp. (a)                                                              9,140       155,928
    Constellation Energy Group, Inc.                                           1,075        58,813
    Electric Power Development Co., Ltd.                                      10,860       344,283
                                                                                       -----------
                                                       Independent Power Producers &
                                                                Energy Traders Total       559,024

  MULTI-UTILITIES - 0.3%
    CH Energy Group, Inc.                                                        590        28,320
    Energy East Corp.                                                          1,800        43,740
    PG&E Corp.                                                                21,392       832,149
    Sempra Energy                                                              1,300        60,398
    Wisconsin Energy Corp.                                                     1,600        63,984
                                                                                       -----------
                                                               Multi-Utilities Total     1,028,591
                                                                                       -----------
                                                                     UTILITIES TOTAL     6,258,682

                                                                 Total Common Stocks
                                                              (cost of $189,963,354)   230,624,036

                                                                             PAR ($)
--------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - 12.0%
BASIC MATERIALS - 0.4%

  CHEMICALS - 0.1%
    Airgas, Inc.
      9.125% 10/01/11                                                        120,000       126,900
    EquiStar Chemicals LP
      10.125% 09/01/08                                                        25,000        26,563
      10.625% 05/01/11                                                        85,000        92,012
    Nalco Co.
      7.750% 11/15/11                                                        115,000       116,725
    NOVA Chemicals Corp.
      6.500% 01/15/12                                                         60,000        55,800
      7.561% 11/15/13 (c)                                                     25,000        25,000
                                                                                       -----------
                                                                     Chemicals Total       443,000

  FOREST PRODUCTS & PAPER - 0.1%
    Boise Cascade LLC
      7.125% 10/15/14                                                        190,000       183,350
    Westvaco Corp.
      8.200% 01/15/30                                                        275,000       301,000
                                                                                       -----------
                                                       Forest Products & Paper Total       484,350

  IRON/STEEL - 0.1%
    Russel Metals, Inc.
      6.375% 03/01/14                                                        130,000       127,725
    United States Steel Corp.
      9.750% 05/15/10                                                         40,000        43,200
                                                                                       -----------
                                                                    Iron/Steel Total       170,925

                                 See Accompanying Notes to Financial Statements.

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
BASIC MATERIALS - (CONTINUED)
  METALS & MINING - 0.1%
    Alcan, Inc.
      4.500% 05/15/13                                                        400,000       368,856
                                                                                       -----------
                                                               Metals & Mining Total       368,856
                                                                                       -----------
                                                               BASIC MATERIALS TOTAL     1,467,131

COMMUNICATIONS - 1.4%
  MEDIA - 0.7%
    Dex Media West LLC
      9.875% 08/15/13                                                         85,000        93,819
    DirecTV Holdings
      8.375% 03/15/13                                                        144,000       154,260
    EchoStar DBS Corp.
      5.750% 10/01/08                                                        210,000       208,162
      6.625% 10/01/14                                                         40,000        38,600
    Emmis Operating Co.
      6.875% 05/15/12                                                         85,000        82,025
    Jones Intercable, Inc.
      7.625% 04/15/08                                                        525,000       544,101
    Lamar Media Corp.
      7.250% 01/01/13                                                        340,000       346,800
    LIN Television Corp.
      6.500% 05/15/13                                                        175,000       164,500
    R.H. Donnelley Finance Corp.
      10.875% 12/15/12 (b)                                                   180,000       200,700
    Rogers Cable, Inc.
      6.250% 06/15/13                                                        225,000       223,312
      7.875% 05/01/12                                                         35,000        37,713
    Time Warner, Inc.
      6.625% 05/15/29                                                        425,000       419,221
                                                                                       -----------
                                                                         Media Total     2,513,213

  TELECOMMUNICATION SERVICES - 0.7%
    American Towers, Inc.
      7.250% 12/01/11                                                         50,000        52,250
    Citizens Communications Co.
      9.000% 08/15/31                                                         80,000        85,500
    Deutsche Telekom International
      Finance BV
      8.000% 06/15/10                                                        400,000       435,569
    New Cingular Wireless Services, Inc.
      8.750% 03/01/31                                                        225,000       284,674
    Nextel Communications, Inc.
      7.375% 08/01/15                                                        160,000       167,905
    Qwest Corp.
      8.875% 03/15/12                                                        135,000       151,200
    Rogers Wireless, Inc.
      7.500% 03/15/15                                                        110,000       117,700
      8.000% 12/15/12                                                         90,000        95,400
    Sprint Capital Corp.
      6.875% 11/15/28                                                        275,000       285,404
    Verizon Global Funding Corp.
      7.750% 12/01/30                                                        700,000       771,620
    Vodafone Group PLC
      7.750% 02/15/10                                                        225,000       241,252
                                                                                       -----------
                                                    Telecommunication Services Total     2,688,474
                                                                                       -----------
                                                                COMMUNICATIONS TOTAL     5,201,687

CONSUMER CYCLICAL - 1.1%
  AIRLINES - 0.1%
    United Airlines, Inc.
      9.200% 03/22/08 (d)                                                  1,014,042       476,600
                                                                                       -----------
                                                                      Airlines Total       476,600

  APPAREL - 0.0%
    Phillips-Van Heusen Corp.
      7.250% 02/15/11                                                         80,000        82,400
                                                                                       -----------
                                                                       Apparel Total        82,400

  AUTO MANUFACTURERS - 0.1%
    DaimlerChrysler NA Holding Corp.
      8.500% 01/18/31                                                        225,000       263,191
                                                                                       -----------
                                                            Auto Manufacturers Total       263,191

  AUTO PARTS & EQUIPMENT - 0.0%
    Accuride Corp.
      8.500% 02/01/15                                                         85,000        84,256
    TRW Automotive, Inc.
      9.375% 02/15/13                                                         65,000        70,281
                                                                                       -----------
                                                        Auto Parts & Equipment Total       154,537

  ENTERTAINMENT - 0.1%
    Cinemark USA, Inc.
      9.000% 02/01/13                                                        165,000       174,900
    Speedway Motorsports, Inc.
      6.750% 06/01/13                                                        167,000       167,835
    Warner Music Group
      7.375% 04/15/14                                                        125,000       123,750
                                                                                       -----------
                                                                 Entertainment Total       466,485

  HOME BUILDERS - 0.1%
    Beazer Homes USA, Inc.
      6.875% 07/15/15                                                        115,000       109,537
    K. Hovnanian Enterprises, Inc.
      6.000% 01/15/10                                                         60,000        57,600
      6.375% 12/15/14                                                         50,000        46,375
      6.500% 01/15/14                                                         70,000        65,800
    KB Home
      8.625% 12/15/08                                                        150,000       158,250
                                                                                       -----------
                                                                 Home Builders Total       437,562

See Accompanying Notes to Financial Statements.

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)

  HOME FURNISHINGS - 0.0%
    Sealy Mattress Co.
      8.250% 06/15/14                                                         95,000        98,563
                                                                                       -----------
                                                              Home Furnishings Total        98,563

  LEISURE TIME - 0.1%
    Leslie's Poolmart
      7.750% 02/01/13                                                        105,000       105,787
    Royal Caribbean Cruises Ltd.
      6.875% 12/01/13                                                        100,000       103,875
      8.750% 02/02/11                                                        145,000       161,494
                                                                                       -----------
                                                                  Leisure Time Total       371,156

  LODGING - 0.3%
    Caesars Entertainment, Inc.
      7.875% 03/15/10                                                         25,000        26,625
      9.375% 02/15/07                                                         35,000        36,138
    CCM Merger, Inc.
      8.000% 08/01/13 (b)                                                    100,000        99,500
    Chukchansi Economic
      Development Authority
      8.000% 11/15/13 (b)                                                     55,000        56,238
    Hilton Hotels Corp.
      7.500% 12/15/17                                                         30,000        32,367
    Kerzner International Ltd.
      6.750% 10/01/15                                                         95,000       100,462
    MGM Mirage
      6.000% 10/01/09                                                         95,000        93,575
      8.500% 09/15/10                                                        145,000       155,150
    Starwood Hotels & Resorts
      Worldwide, Inc.
      7.875% 05/01/12                                                        150,000       162,375
    Station Casinos, Inc.
      6.875% 03/01/16                                                         35,000        35,131
    Wynn Las Vegas LLC
      6.625% 12/01/14                                                        175,000       171,062
                                                                                       -----------
                                                                       Lodging Total       968,623

  RETAIL - 0.3%
    AmeriGas Partners LP
      7.125% 05/20/16                                                         45,000        45,000
    Couche-Tard US LP
      7.500% 12/15/13                                                        165,000       169,950
    Domino's, Inc.
      8.250% 07/01/11                                                        115,000       118,450
    Group 1 Automotive, Inc.
      8.250% 08/15/13                                                         90,000        89,100
    Wal-Mart Stores, Inc.
      4.000% 01/15/10                                                        600,000       573,199
                                                                                       -----------
                                                                        Retail Total       995,699
                                                                                       -----------
                                                             CONSUMER CYCLICAL TOTAL     4,314,816

CONSUMER NON-CYCLICAL - 1.8%
  BEVERAGES - 0.3%
    Constellation Brands, Inc.
      8.125% 01/15/12                                                        250,000       262,813
    Cott Beverages, Inc.
      8.000% 12/15/11                                                        220,000       224,950
    Diageo Capital PLC
      3.375% 03/20/08                                                        550,000       530,064
                                                                                       -----------
                                                                     Beverages Total     1,017,827

  COMMERCIAL SERVICES - 0.2%
    Corrections Corp. of America
      6.250% 03/15/13                                                         50,000        49,063
      7.500% 05/01/11                                                        225,000       231,187
    Iron Mountain, Inc.
      7.750% 01/15/15                                                         10,000        10,125
      8.625% 04/01/13                                                        185,000       193,094
    Mac-Gray Corp.
      7.625% 08/15/15                                                        105,000       107,100
    NationsRent, Inc.
      9.500% 10/15/10                                                         50,000        54,437
    Quebecor World Capital Corp.
      8.750% 03/15/16 (b)                                                     60,000        58,660
    Service Corp. International/US
      6.750% 04/01/16                                                         15,000        14,925
    Stewart Enterprises, Inc.
      6.250% 02/15/13 (b)                                                     80,000        76,400
    United Rentals, Inc.
      7.000% 02/15/14                                                         90,000        86,400
                                                                                       -----------
                                                           Commercial Services Total       881,391

  COSMETICS/PERSONAL CARE - 0.1%
    Procter & Gamble Co.
      4.750% 06/15/07                                                        550,000       547,831
                                                                                       -----------
                                                       Cosmetics/Personal Care Total       547,831

  FOOD - 0.3%
    Del Monte Corp.
      6.750% 02/15/15                                                        130,000       127,725
    General Mills, Inc.
      2.625% 10/24/06                                                        500,000       492,696
    Kroger Co.
      6.200% 06/15/12                                                        450,000       456,433
                                                                                       -----------
                                                                          Food Total     1,076,854

                                 See Accompanying Notes to Financial Statements.

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)

  HEALTHCARE PRODUCTS - 0.1%
    Baxter FinCo BV
      4.750% 10/15/10 (b)                                                    450,000       434,899
                                                                                       -----------
                                                           Healthcare Products Total       434,899

  HEALTHCARE SERVICES - 0.6%
    Community Health Systems, Inc.
      6.500% 12/15/12                                                         40,000        38,800
    Coventry Health Care, Inc.
      5.875% 01/15/12                                                        175,000       173,479
    Extendicare Health Services, Inc.
      6.875% 05/01/14                                                         85,000        87,975
      9.500% 07/01/10                                                         15,000        15,863
    Fisher Scientific International, Inc.
      6.750% 08/15/14                                                        165,000       167,681
    HCA, Inc.
      6.950% 05/01/12                                                        240,000       242,540
    Select Medical Corp.
      7.625% 02/01/15                                                         35,000        31,588
    Triad Hospitals, Inc.
      7.000% 05/15/12                                                        225,000       226,125
      7.000% 11/15/13                                                         30,000        29,700
    UnitedHealth Group, Inc.
      3.375% 08/15/07                                                        600,000       585,163
    WellPoint, Inc.
      6.800% 08/01/12                                                        500,000       530,616
                                                                                       -----------
                                                           Healthcare Services Total     2,129,530

  HOUSEHOLD PRODUCTS/WARES - 0.1%
    Fortune Brands, Inc.
      5.125% 01/15/11                                                        350,000       342,668
    Scotts Miracle-Gro Co., Class A
      6.625% 11/15/13                                                        175,000       175,875
                                                                                       -----------
                                                      Household Products/Wares Total       518,543

  PHARMACEUTICALS - 0.1%
    AmerisourceBergen Corp.
      5.625% 09/15/12 (b)                                                     90,000        88,575
    Mylan Laboratories, Inc.
      6.375% 08/15/15                                                         70,000        70,525
    Omnicare, Inc.
      6.750% 12/15/13                                                         45,000        44,775
                                                                                       -----------
                                                               Pharmaceuticals Total       203,875
                                                                                       -----------
                                                         CONSUMER NON-CYCLICAL TOTAL     6,810,750

ENERGY - 1.2%
  COAL - 0.2%
    Arch Western Finance LLC
      6.750% 07/01/13                                                        205,000       203,975
    Massey Energy Co.
      6.875% 12/15/13 (b)                                                     95,000        93,575
    Peabody Energy Corp.
      5.875% 04/15/16                                                         75,000        72,000
      6.875% 03/15/13                                                        160,000       162,800
                                                                                       -----------
                                                                          Coal Total       532,350

  OIL & GAS - 0.5%
    Chesapeake Energy Corp.
      6.375% 06/15/15                                                        150,000       147,750
      7.500% 09/15/13                                                        160,000       168,000
      7.750% 01/15/15                                                         25,000        26,125
    Compton Petroleum Corp.
      7.625% 12/01/13                                                         55,000        55,275
    Marathon Oil Corp.
      6.800% 03/15/32                                                        375,000       408,904
    Newfield Exploration Co.
      6.625% 09/01/14                                                        225,000       227,250
    Plains Exploration & Production Co.
      7.125% 06/15/14                                                        205,000       211,663
    Pogo Producing Co.
      6.625% 03/15/15                                                        130,000       129,025
    Pride International, Inc.
      7.375% 07/15/14                                                        120,000       127,200
    Tesoro Corp.
      6.625% 11/01/15 (b)                                                     55,000        54,175
    Vintage Petroleum, Inc.
      7.875% 05/15/11                                                        165,000       171,600
                                                                                       -----------
                                                                     Oil & Gas Total     1,726,967

  OIL & GAS SERVICES - 0.1%
    Grant Prideco, Inc.
      6.125% 08/15/15                                                        200,000       197,500
    Hornbeck Offshore Services, Inc.
      6.125% 12/01/14                                                        130,000       126,425
    Universal Compression, Inc.
      7.250% 05/15/10                                                        155,000       158,487
                                                                                       -----------
                                                            Oil & Gas Services Total       482,412

  PIPELINES - 0.4%
    Atlas Pipeline Partners LP
      8.125% 12/15/15 (b)                                                     40,000        41,650
    Colorado Interstate Gas Co.
      6.800% 11/15/15 (b)                                                     75,000        76,313
    Kinder Morgan Energy Partners LP
      7.300% 08/15/33                                                        500,000       541,912
    MarkWest Energy Partners LP/
      MarkWest Energy Finance Corp.
      6.875% 11/01/14                                                        115,000       109,250

See Accompanying Notes to Financial Statements.

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
ENERGY - (CONTINUED)

  PIPELINES - (CONTINUED)
    TransCanada Corp.
      5.850% 03/15/36                                                        550,000       538,497
    Williams Companies, Inc.
      6.375% 10/01/10 (b)                                                     60,000        60,225
      8.125% 03/15/12                                                        205,000       220,887
                                                                                       -----------
                                                                     Pipelines Total     1,588,734
                                                                                       -----------
                                                                        ENERGY TOTAL     4,330,463

FINANCIALS - 3.5%

  BANKS - 0.7%
    HSBC Capital Funding LP
      9.547% 12/31/49 (b)(c)                                                 800,000       913,960
    Wachovia Corp.
      4.875% 02/15/14                                                        825,000       784,140
    Wells Fargo & Co.
      4.920% 03/10/08 (c)                                                  1,050,000     1,050,313
                                                                                       -----------
                                                                         Banks Total     2,748,413

  DIVERSIFIED FINANCIAL SERVICES - 2.2%
    American Express Credit Corp.
      3.000% 05/16/08                                                        600,000       573,434
    Capital One Bank
      4.875% 05/15/08                                                        275,000       272,635
    Caterpillar Financial Services Corp.
      3.625% 11/15/07                                                        350,000       341,002
    Citicorp
      8.040% 12/15/19 (b)                                                  1,900,000     2,212,822
    Countrywide Home Loans, Inc.
      2.875% 02/15/07                                                        450,000       440,522
    Credit Suisse First Boston USA, Inc.
      4.875% 08/15/10                                                        500,000       489,530
    E*Trade Financial Corp.
      7.375% 09/15/13                                                         85,000        87,125
    General Electric Capital Corp.
      5.000% 01/08/16                                                      1,025,000       982,630
    Goldman Sachs Group, Inc.
      6.345% 02/15/34                                                        475,000       468,471
    JPMorgan Chase Capital XV
      5.875% 03/15/35                                                        600,000       560,109
    LaBranche & Co., Inc.
      11.000% 05/15/12                                                        10,000        11,075
    Merrill Lynch & Co., Inc.
      4.125% 01/15/09                                                        575,000       558,469
    Morgan Stanley
      6.750% 04/15/11                                                        570,000       601,967
    SLM Corp.
      5.125% 08/27/12                                                        800,000       781,544
                                                                                       -----------
                                                Diversified Financial Services Total     8,381,335

  INSURANCE - 0.4%
    American International Group, Inc.
      2.875% 05/15/08                                                        850,000       809,014
    Prudential Insurance Co. of America
      7.650% 07/01/07 (b)                                                    500,000       514,163
                                                                                       -----------
                                                                     Insurance Total     1,323,177

  REAL ESTATE INVESTMENT TRUSTS - 0.2%
    Health Care Property Investors, Inc.
      6.450% 06/25/12                                                        525,000       541,204
    Host Marriott LP
      6.375% 03/15/15                                                         90,000        88,875
                                                                                       -----------
                                                 Real Estate Investment Trusts Total       630,079
                                                                                       -----------
                                                                    FINANCIALS TOTAL    13,083,004

INDUSTRIALS - 1.3%
  AEROSPACE & DEFENSE - 0.3%
    DRS Technologies, Inc.
      6.625% 02/01/16                                                         70,000        69,650
    L-3 Communications Corp.
      7.625% 06/15/12                                                        300,000       311,250
    Raytheon Co.
      8.300% 03/01/10                                                        500,000       548,034
    Sequa Corp.
      9.000% 08/01/09                                                         65,000        69,550
    TransDigm, Inc.
      8.375% 07/15/11                                                         70,000        73,500
                                                                                       -----------
                                                           Aerospace & Defense Total     1,071,984

  ENVIRONMENTAL CONTROL - 0.2%
    Allied Waste North America, Inc.
      6.375% 04/15/11                                                         65,000        63,781
    Waste Management, Inc.
      7.375% 08/01/10                                                        500,000       533,817
                                                                                       -----------
                                                         Environmental Control Total       597,598

  MACHINERY - 0.1%
    John Deere Capital Corp.
      4.625% 04/15/09                                                        500,000       489,734
                                                                                       -----------
                                                                     Machinery Total       489,734
  MACHINERY-DIVERSIFIED - 0.1%
    Manitowoc Co., Inc.
      7.125% 11/01/13                                                        120,000       122,700
    Westinghouse Air Brake
      Technologies, Corp.
      6.875% 07/31/13                                                        175,000       176,312
                                                                                       -----------
                                                         Machinery-Diversified Total       299,012

                                 See Accompanying Notes to Financial Statements.

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)

  MISCELLANEOUS MANUFACTURING - 0.0%
    Bombardier, Inc.
      6.300% 05/01/14 (b)                                                     85,000        77,775
    Trinity Industries, Inc.
      6.500% 03/15/14                                                         70,000        70,175
                                                                                       -----------
                                                   Miscellaneous Manufacturing Total       147,950

  PACKAGING & CONTAINERS - 0.3%
    Ball Corp.
      6.875% 12/15/12                                                        300,000       307,500
    Crown Americas LLC
      7.750% 11/15/15 (b)                                                     70,000        72,625
    Jefferson Smurfit Corp.
      8.250% 10/01/12                                                        100,000        98,250
    Owens-Illinois, Inc.
      7.500% 05/15/10                                                        240,000       241,800
    Silgan Holdings, Inc.
      6.750% 11/15/13                                                        350,000       350,000
    Smurfit-Stone Container Corp.
      8.375% 07/01/12                                                        125,000       122,969
                                                                                       -----------
                                                        Packaging & Containers Total     1,193,144

  TRANSPORTATION - 0.3%
    FedEx Corp.
      7.530% 09/23/06                                                         26,836        27,035
    Offshore Logistics, Inc.
      6.125% 06/15/13                                                        155,000       145,700
    Overseas Shipholding Group
      8.250% 03/15/13                                                        165,000       174,900
    Stena AB
      7.500% 11/01/13                                                        125,000       123,750
    Teekay Shipping Corp.
      8.875% 07/15/11                                                        415,000       458,575
                                                                                       -----------
                                                                Transportation Total       929,960
                                                                                       -----------
                                                                   INDUSTRIALS TOTAL     4,729,382

TECHNOLOGY - 0.2%
  COMPUTERS - 0.1%
    International Business
      Machines Corp.
      6.220% 08/01/27                                                        425,000       439,181
                                                                                       -----------
                                                                     Computers Total       439,181

  OFFICE/BUSINESS EQUIPMENT - 0.0%
    Xerox Corp.
      6.400% 03/15/16                                                         25,000        24,969
      7.125% 06/15/10                                                         50,000        52,062
                                                                                       -----------
                                                     Office/Business Equipment Total        77,031

  SEMICONDUCTORS - 0.1%
    Freescale Semiconductor, Inc.
      6.875% 07/15/11                                                        150,000       153,000
                                                                                       -----------
                                                                Semiconductors Total       153,000
                                                                                       -----------
                                                                    TECHNOLOGY TOTAL       669,212

UTILITIES - 1.1%
  ELECTRIC - 1.0%
    AES Corp.
      7.750% 03/01/14                                                        225,000       236,250
    American Electric Power Co., Inc.
      5.250% 06/01/15                                                        425,000       406,991
    CenterPoint Energy
      Houston Electric LLC
      5.750% 01/15/14                                                        475,000       473,385
    CMS Energy Corp.
      6.875% 12/15/15                                                         30,000        30,525
      8.500% 04/15/11                                                         25,000        27,125
    Edison Mission Energy
      7.730% 06/15/09                                                         45,000        46,181
    Exelon Generation Co. LLC
      6.950% 06/15/11                                                        400,000       423,287
    Midamerican Energy Holdings Co.
      6.125% 04/01/36 (b)                                                    400,000       391,596
    Mirant North America LLC
      7.375% 12/31/13 (b)                                                     85,000        86,912
    MSW Energy Holdings LLC
      7.375% 09/01/10                                                         50,000        51,500
    Nevada Power Co.
      5.875% 01/15/15                                                         80,000        78,738
      6.500% 04/15/12                                                         50,000        51,059
    NorthWestern Corp.
      5.875% 11/01/14                                                         10,000         9,988
    NRG Energy, Inc.
      7.250% 02/01/14                                                         35,000        35,613
      7.375% 02/01/16                                                         35,000        35,831
    Scottish Power PLC
      5.375% 03/15/15                                                        525,000       509,462
    TECO Energy, Inc.
      6.750% 05/01/15                                                        100,000       103,000
      7.000% 05/01/12                                                         65,000        67,437
    Virginia Electric & Power Co.
      5.375% 02/01/07                                                        625,000       624,590
                                                                                       -----------
                                                                      Electric Total     3,689,470

  GAS - 0.1%
    Sempra Energy
      4.750% 05/15/09                                                        275,000       269,558
                                                                                       -----------
                                                                           Gas Total       269,558
                                                                                       -----------
                                                                     UTILITIES TOTAL     3,959,028

                                          Total Corporate Fixed-Income Bonds & Notes
                                                               (cost of $45,343,017)    44,565,473

See Accompanying Notes to Financial Statements.

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 6.8%
    Federal Home Loan Mortgage Corp.
      5.000% 06/01/20                                                      2,242,312     2,186,003
      5.000% 08/01/20                                                      2,861,999     2,790,129
      5.500% 12/01/20                                                      1,285,603     1,277,253
      5.500% 01/01/21                                                      1,579,843     1,569,582
      6.500% 02/01/11                                                         82,182        83,725
      6.500% 04/01/11                                                        114,891       117,326
      6.500% 05/01/11                                                         68,213        69,722
      6.500% 10/01/11                                                         44,225        45,119
      6.500% 07/01/16                                                         23,684        24,192
      6.500% 04/01/26                                                         39,425        40,382
      6.500% 06/01/26                                                         49,952        51,164
      6.500% 02/01/27                                                        222,498       227,919
      6.500% 03/01/27                                                         66,905        68,535
      6.500% 09/01/28                                                        107,805       110,421
      6.500% 06/01/31                                                         71,278        72,856
      6.500% 07/01/31                                                         20,149        20,595
      7.000% 07/01/28                                                         79,131        81,571
      7.000% 04/01/29                                                         44,550        45,924
      7.000% 01/01/30                                                         42,721        44,000
      7.000% 06/01/31                                                         13,392        13,800
      7.000% 08/01/31                                                        173,948       179,251
      7.500% 07/01/15                                                         15,763        16,454
      7.500% 08/01/15                                                          1,109         1,158
      7.500% 01/01/30                                                         74,764        78,133
      8.000% 09/01/15                                                         56,056        59,487
    Federal National Mortgage
      Association
      5.000% 01/01/18                                                        702,562       686,851
      5.000% 06/01/18                                                      4,990,773     4,875,511
      5.000% 08/01/20                                                        836,745       816,109
      5.500% 08/01/35                                                        556,576       543,442
      5.500% 10/01/35                                                      2,929,584     2,860,453
      6.000% 01/01/09                                                         45,611        46,002
      6.000% 06/01/14                                                        212,627       215,605
      6.000% 07/01/35                                                        541,509       541,701
      6.120% 10/01/08                                                      2,264,032     2,178,747
      6.500% 03/01/11                                                          8,057         8,222
      6.500% 01/01/26                                                         14,561        14,927
      6.500% 08/01/31                                                        359,440       367,746
      6.500% 10/01/31                                                        358,766       367,057
      7.000% 03/01/15                                                        110,178       113,330
      7.000% 07/01/16                                                         20,289        20,858
      7.000% 02/01/31                                                         30,700        31,657
      7.000% 07/01/31                                                        234,669       241,934
      7.000% 07/01/32                                                         39,868        41,070
      7.500% 06/01/15                                                         47,032        49,208
      7.500% 08/01/15                                                         44,700        46,768
      7.500% 09/01/15                                                         32,002        33,482
      7.500% 02/01/31                                                         51,146        53,460
      7.500% 08/01/31                                                         36,224        37,847
      8.000% 12/01/29                                                         37,173        39,628
      8.000% 04/01/30                                                         50,537        53,916
      8.000% 05/01/30                                                         10,295        10,983
      8.000% 07/01/31                                                         30,975        33,047
    Government National Mortgage
      Association
      6.000% 04/15/13                                                         14,808        15,074
      6.500% 05/15/13                                                         29,828        30,602
      6.500% 06/15/13                                                         16,057        16,474
      6.500% 08/15/13                                                         27,526        28,241
      6.500% 11/15/13                                                        125,607       128,870
      6.500% 07/15/14                                                         71,938        73,808
      6.500% 01/15/29                                                         13,258        13,766
      6.500% 03/15/29                                                        105,122       109,156
      6.500% 04/15/29                                                        202,867       210,651
      6.500% 05/15/29                                                        193,232       200,646
      6.500% 07/15/31                                                         77,182        80,043
      7.000% 11/15/13                                                        340,971       352,707
      7.000% 05/15/29                                                         33,866        35,325
      7.000% 09/15/29                                                         56,222        58,645
      7.000% 06/15/31                                                         36,533        38,102
      7.500% 06/15/23                                                          1,080         1,137
      7.500% 01/15/26                                                         32,297        33,964
      7.500% 09/15/29                                                        141,120       148,116
      8.000% 07/15/25                                                         21,551        23,091
      8.500% 12/15/30                                                          5,460         5,879
      9.000% 12/15/17                                                         44,413        47,609
                                                                                       -----------
                                                    Total Mortgage-Backed Securities
                                                               (cost of $25,513,956)    25,256,168

GOVERNMENT & AGENCY OBLIGATIONS - 5.4%
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
    Province of Quebec
      7.000% 01/30/07                                                        800,000       811,703
    United Mexican States
      7.500% 04/08/33                                                        550,000       613,250
                                                                                       -----------
                                                                  FOREIGN GOVERNMENT
                                                                   OBLIGATIONS TOTAL     1,424,953

U.S. GOVERNMENT AGENCIES - 0.6%
    Federal Home Loan Bank System
      2.250% 05/15/06 (e)                                                    125,000       124,597
    Federal National Mortgage
      Association
      5.250% 08/01/12                                                      2,100,000     2,078,712
                                                                                       -----------
                                                      U.S. GOVERNMENT AGENCIES TOTAL     2,203,309
U.S. GOVERNMENT OBLIGATIONS - 4.4%
    U.S. Treasury Bonds
      6.250% 08/15/23                                                      5,325,000     6,039,301
      7.250% 05/15/16                                                      7,520,000     8,893,573
    U.S. Treasury Inflation Index Notes
      3.875% 01/15/09                                                      1,553,372     1,626,307
                                                                                       -----------
                                                   U.S. GOVERNMENT OBLIGATIONS TOTAL    16,559,181

                                               Total Government & Agency Obligations
                                                               (cost of $20,733,902)    20,187,443

                                 See Accompanying Notes to Financial Statements.

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 3.0%
    AmeriCredit Automobile
      Receivables Trust
      3.930% 10/06/11                                                        950,000       919,733
    California Infrastructure
      6.420% 12/26/09                                                      2,000,000     2,026,708
    Capital One Multi-Asset
      Execution Trust
      3.650% 07/15/11                                                      1,360,000     1,313,306
    Citibank Credit Card Issuance Trust
      2.900% 05/17/10                                                      1,200,000     1,145,200
      4.950% 02/09/09                                                        225,000       224,594
    Consumer Funding LLC
      5.430% 04/20/15                                                        820,000       820,466
    Green Tree Financial Corp.
      6.870% 01/15/29                                                        223,930       228,829
    Navistar Financial Corp. Owner Trust
      3.250% 10/15/10                                                      2,600,000     2,541,576
    Origen Manufactured Housing
      3.380% 08/15/17                                                        852,354       832,379
    PG&E Energy Recovery Funding LLC
      3.870% 06/25/11                                                        990,000       967,479
    Providian Gateway Master Trust
      3.350% 09/15/11 (b)                                                    250,000       243,011
                                                                                       -----------
                                                       Total Asset-Backed Securities
                                                               (cost of $11,749,959)    11,263,281
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.9%
  AGENCY - 2.4%
    Federal Home Loan Mortgage Corp.
      4.500% 03/15/18                                                      2,000,000     1,923,562
      5.000% 12/15/15                                                      1,784,299     1,775,905
      5.500% 10/15/25                                                      1,482,426     1,480,940
      5.500% 06/15/34                                                      2,500,000     2,407,197
    Federal National Mortgage
      Association
      5.000% 12/25/15                                                      1,200,000     1,183,815
                                                                                       -----------
                                                                        AGENCY TOTAL     8,771,419

  NON-AGENCY - 0.5%
    American Mortgage Trust
      8.445% 09/27/22                                                         15,754        11,027
    Countrywide Alternative Loan Trust
      5.250% 08/25/35                                                        850,923       841,725
      5.500% 10/25/35                                                      1,106,855     1,094,257
    Rural Housing Trust
      6.330% 04/01/26                                                         57,217        56,680
                                                                                       -----------
                                                                  NON - AGENCY TOTAL     2,003,689

                                           Total Collateralized Mortgage Obligations
                                                               (cost of $11,041,819)    10,775,108

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.1%
    First Union Chase Commercial
      Mortgage
      6.645% 06/15/31                                                        425,279       435,626
    GS Mortgage Securities Corp. II
      6.620% 10/18/30                                                      2,020,994     2,052,642
    JPMorgan Commercial Mortgage
      Finance Corp.
      6.507% 10/15/35                                                      1,439,501     1,462,216
    LB-UBS Commercial Mortgage Trust
      6.510% 12/15/26                                                      1,000,000     1,039,330
    Wachovia Bank Commercial
      Mortgage Trust
      3.989% 06/15/35                                                      3,000,000     2,736,915
                                                                                       -----------
                                         Total Commercial Mortgage-Backed Securities
                                                                (cost of $8,036,215)     7,726,729

                                                                              SHARES
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.1%

FINANCIALS - 0.1%
  INSURANCE - 0.1%
    XL Capital Ltd.                                                           17,005       421,894
                                                                                       -----------
                                                                     Insurance Total       421,894
                                                                                       -----------
                                                                    FINANCIALS TOTAL       421,894

MATERIALS - 0.0%
  CHEMICALS - 0.0%
    Celanese Corp. (a)                                                           300         9,075
                                                                                       -----------
                                                                     Chemicals Total         9,075
                                                                                       -----------
                                                                     MATERIALS TOTAL         9,075

                                                  Total Convertible Preferred Stocks
                                                                  (cost of $436,866)       430,969

INVESTMENT COMPANY - 0.1%
    iShares MSCI EAFE Index Fund                                               5,141       333,754
                                                                                       -----------
                                                           Total Investment Company
                                                                 (cost of $293,017)        333,754

                                                                             PAR ($)
--------------------------------------------------------------------------------------------------
CONVERTIBLE BOND - 0.0%
COMMUNICATIONS - 0.0%
  Telecommunication Services - 0.0%
    Lucent Technologies, Inc.
      2.750% 06/15/25                                                         31,000        34,371
                                                                                       -----------
                                                    Telecommunication Services Total        34,371
                                                                                       -----------
                                                                COMMUNICATIONS TOTAL        34,371
                                                              Total Convertible Bond
                                                                   (cost of $35,435)        34,371

See Accompanying Notes to Financial Statements.

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 5.7%
REPURCHASE AGREEMENT - 5.6%
    Repurchase agreement with State
    Street Bank & Trust Co., dated
    03/31/06, due 04/03/06 at 4.370%,
    collateralized by U.S. Treasury
    Bonds and Notes with various
    maturities to 02/15/36,
    market value of $21,196,606
    (repurchase proceeds $20,774,563)                                     20,767,000    20,767,000
                                                                                       -----------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 0.1%
    U.S. Treasury Bill
      4.485% 06/15/06 (e)                                                    450,000       445,795
                                                                                       -----------
                                                        Total Short-Term Obligations
                                                               (cost of $21,212,795)    21,212,795

                                                          TOTAL INVESTMENTS - 100.0%
                                                          (COST OF $334,360,335) (f)   372,410,127

                                              OTHER ASSETS & LIABILITIES, NET - 0.0%        37,968

                                                                 NET ASSETS - 100.0%   372,448,095

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $6,472,391, which represents 1.7% of net assets.
(c) The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.
(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2006, the value of this security represents 0.1% of net assets.
(e) The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2006, the total market value of securities pledged amounted to $570,519.
(f)  Cost for federal income tax purposes is $334,796,458.

At March 31, 2006, the asset allocation of the Fund is as follows:

                                                                    % OF
     ASSET ALLOCATION                                            NET ASSETS
     -----------------------------------------------------------------------
     Common Stocks                                                      61.9%
     Corporate Fixed-Income
     Bonds & Notes                                                      12.0
     Mortgage-Backed Securities                                          6.8
     Government & Agency
     Obligations                                                         5.4
     Asset-Backed Securities                                             3.0
     Collateralized Mortgage
     Obligations                                                         2.9
     Commercial Mortgage-Backed
     Securities                                                          2.1
     Convertible Preferred Stocks                                        0.1
     Investment Company                                                  0.1
     Short-Term Obligations                                              5.7
     Other Assets & Liabilities, Net                                    (0.0)*
                                                                 -----------
                                                                       100.0%
                                                                 ===========

*    Represents less than 0.1%.

At March 31, 2006, the Fund held the following open long futures contract:

                                             AGGREGATE       EXPIRATION      UNREALIZED
TYPE          CONTRACTS       VALUE          FACE VALUE         DATE        DEPRECIATION
----------------------------------------------------------------------------------------
S&P
500 Index       11         $ 3,584,074      $ 3,623,727        Jun-06       $  (39,653)

         ACRONYM                              NAME
         -------                              ----
          ADR                       American Depositary Receipt
          GDR                        Global Depositary Receipt
          REIT                      Real Estate Investment Trust

                                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO
MARCH 31, 2006 (UNAUDITED)                       COLUMBIA LARGE CAP GROWTH FUND

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY - 11.2%
  DIVERSIFIED CONSUMER SERVICES - 0.6%
    Sotheby's Holdings, Class A (a)                                          258,400     7,503,936
                                                                                       -----------
                                                 Diversified Consumer Services Total     7,503,936

  HOTELS, RESTAURANTS & LEISURE - 2.5%
    Las Vegas Sands Corp. (a)                                                356,233    20,184,162
    Starbucks Corp. (a)                                                      341,800    12,865,352
                                                                                       -----------
                                                 Hotels, Restaurants & Leisure Total    33,049,514

  MEDIA - 2.5%
    Lamar Advertising Co., Class A (a)                                       126,800     6,672,216
    McGraw-Hill Companies, Inc.                                              227,300    13,097,026
    News Corp., Class A                                                      771,100    12,807,971
                                                                                       -----------
                                                                         Media Total    32,577,213
  MULTILINE RETAIL - 1.0%
    Kohl's Corp. (a)                                                         241,200    12,786,012
                                                                                       -----------
                                                              Multiline Retail Total    12,786,012

  SPECIALTY RETAIL - 4.6%
    Best Buy Co., Inc.                                                        92,330     5,164,017
    Chico's FAS, Inc. (a)                                                    160,900     6,538,976
    Lowe's Companies, Inc.                                                   296,750    19,122,570
    Office Depot, Inc. (a)                                                   399,800    14,888,552
    Tiffany & Co.                                                            378,400    14,205,136
                                                                                       -----------
                                                              Specialty Retail Total    59,919,251
                                                                                       -----------
                                                        CONSUMER DISCRETIONARY TOTAL   145,835,926

CONSUMER STAPLES - 6.7%

  BEVERAGES - 2.1%
    PepsiCo, Inc.                                                            467,980    27,044,564
                                                                                       -----------
                                                                     Beverages Total    27,044,564

  FOOD & STAPLES RETAILING - 2.7%
    Sysco Corp.                                                              413,100    13,239,855
    Wal-Mart Stores, Inc.                                                    472,000    22,297,280
                                                                                       -----------
                                                      Food & Staples Retailing Total    35,537,135

  HOUSEHOLD PRODUCTS - 1.9%
    Colgate-Palmolive Co.                                                    440,200    25,135,420
                                                                                       -----------
                                                            Household Products Total    25,135,420
                                                                                       -----------
                                                              CONSUMER STAPLES TOTAL    87,717,119

ENERGY - 4.7%

  ENERGY EQUIPMENT & SERVICES - 1.2%
    Halliburton Co.                                                          204,800    14,954,496
                                                                                       -----------
                                                   Energy Equipment & Services Total    14,954,496

  OIL, GAS & CONSUMABLE FUELS - 3.5%
    Anadarko Petroleum Corp.                                                 134,600    13,595,946
    Kerr-McGee Corp.                                                         128,900    12,307,372
    Occidental Petroleum Corp.                                               146,600    13,582,490
    XTO Energy, Inc.                                                         146,000     6,361,220
                                                                                       -----------
                                                   Oil, Gas & Consumable Fuels Total    45,847,028
                                                                                       -----------
                                                                        ENERGY TOTAL    60,801,524

FINANCIALS - 7.3%

  CAPITAL MARKETS - 4.3%
    Bank of New York Co., Inc.                                               561,000    20,218,440
    Franklin Resources, Inc.                                                 110,800    10,441,792
    Merrill Lynch & Co., Inc.                                                177,500    13,979,900
    State Street Corp.                                                       207,350    12,530,160
                                                                                       -----------
                                                               Capital Markets Total    57,170,292

  COMMERCIAL BANKS - 1.5%
    Commerce Bancorp, Inc.                                                   141,700     5,193,305
    Wells Fargo & Co.                                                        222,540    14,213,630
                                                                                       -----------
                                                              Commercial Banks Total    19,406,935

  INSURANCE - 1.5%
    American International Group, Inc.                                       292,250    19,314,803
                                                                                       -----------
                                                                     Insurance Total    19,314,803
                                                                                       -----------
                                                                    FINANCIALS TOTAL    95,892,030

HEALTH CARE - 20.7%

  BIOTECHNOLOGY - 3.1%
    Genzyme Corp. (a)                                                        233,400    15,689,148
    PDL BioPharma Inc. (a)                                                   323,700    10,617,360
    Vertex Pharmaceuticals, Inc. (a)                                         360,700    13,198,013
                                                                                       -----------
                                                                 Biotechnology Total    39,504,521

  HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
    PerkinElmer, Inc.                                                        286,000     6,712,420
    Thermo Electron Corp. (a)                                                565,660    20,980,330
    Varian Medical Systems, Inc. (a)                                         307,670    17,278,747
    Zimmer Holdings, Inc. (a)                                                285,700    19,313,320
                                                                                       -----------
                                              Health Care Equipment & Supplies Total    64,284,817

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)

  HEALTH CARE PROVIDERS & SERVICES - 7.2%
    Aetna, Inc.                                                              509,300    25,027,002
    Cardinal Health, Inc.                                                    252,400    18,808,848
    Caremark Rx, Inc.                                                        507,020    24,935,243
    UnitedHealth Group, Inc.                                                 453,730    25,345,358
                                                                                       -----------
                                              Health Care Providers & Services Total    94,116,451

PHARMACEUTICALS - 5.5%
    Novartis AG, ADR                                                         488,870    27,102,953
    Roche Holdings Ltd., ADR                                                 254,000    18,872,200
    Teva Pharmaceutical Industries
      Ltd., ADR                                                              625,991    25,778,309
                                                                                       -----------
                                                               Pharmaceuticals Total    71,753,462
                                                                                       -----------
                                                                   HEALTH CARE TOTAL   269,659,251

INDUSTRIALS - 15.2%

  AEROSPACE & DEFENSE - 2.9%
    Boeing Co.                                                               173,500    13,520,855
    Lockheed Martin Corp.                                                     83,400     6,265,842
    United Technologies Corp.                                                302,500    17,535,925
                                                                                       -----------
                                                           Aerospace & Defense Total    37,322,622
  AIR FREIGHT & LOGISTICS - 1.6%
    United Parcel Service, Inc., Class B                                     267,900    21,265,902
                                                                                       -----------
                                                       Air Freight & Logistics Total    21,265,902
  COMMERCIAL SERVICES & SUPPLIES - 2.5%
    Manpower, Inc.                                                           230,900    13,202,862
    Waste Management, Inc.                                                   539,300    19,037,290
                                                                                       -----------
                                                Commercial Services & Supplies Total    32,240,152

  CONSTRUCTION & ENGINEERING - 0.6%
    Foster Wheeler Ltd. (a)                                                  170,400     8,061,624
                                                                                       -----------
                                                    Construction & Engineering Total     8,061,624

  ELECTRICAL EQUIPMENT - 2.8%
    Emerson Electric Co.                                                     241,900    20,230,097
    Rockwell Automation, Inc.                                                228,320    16,418,491
                                                                                       -----------
                                                          Electrical Equipment Total    36,648,588

  INDUSTRIAL CONGLOMERATES - 2.8%
    General Electric Co.                                                     671,515    23,355,292
    Textron, Inc.                                                            142,900    13,345,431
                                                                                       -----------
                                                      Industrial Conglomerates Total    36,700,723

  MACHINERY - 1.6%
    Caterpillar, Inc.                                                        106,600     7,654,946
    Parker Hannifin Corp.                                                    165,600    13,349,016
                                                                                       -----------
                                                                     Machinery Total    21,003,962
  ROAD & RAIL - 0.4%
    Burlington Northern Santa Fe Corp.                                        67,800     5,649,774
                                                                                       -----------
                                                                   Road & Rail Total     5,649,774
                                                                                       -----------
                                                                   INDUSTRIALS TOTAL   198,893,347

INFORMATION TECHNOLOGY - 27.3%

  COMMUNICATIONS EQUIPMENT - 6.5%
    Cisco Systems, Inc. (a)                                                1,220,165    26,440,975
    Corning, Inc. (a)                                                        617,100    16,606,161
    F5 Networks, Inc. (a)                                                    161,000    11,670,890
    Motorola, Inc.                                                           562,200    12,880,002
    QUALCOMM, Inc.                                                           328,600    16,630,446
                                                                                       -----------
                                                      Communications Equipment Total    84,228,474

  COMPUTERS & PERIPHERALS - 5.4%
    Brocade Communications Systems,
      Inc. (a)                                                             2,037,200    13,608,496
    EMC Corp.                                                              1,919,790    26,166,738
    Hewlett-Packard Co.                                                      351,880    11,576,852
    International Business Machines
      Corp.                                                                  228,680    18,859,239
                                                                                       -----------
                                                       Computers & Peripherals Total    70,211,325

  INTERNET SOFTWARE & SERVICES - 3.4%
    Akamai Technologies, Inc. (a)                                            354,800    11,669,372
    Google, Inc., Class A (a)                                                 64,664    25,218,960
    Yahoo!, Inc. (a)                                                         244,150     7,876,279
                                                                                       -----------
                                                  Internet Software & Services Total    44,764,611

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.9%
    Broadcom Corp., Class A (a)                                              276,750    11,944,530
    Fairchild Semiconductor
    International, Inc. (a)                                                  506,600     9,660,862
    Lam Research Corp. (a)                                                   301,800    12,977,400
    Marvell Technology Group Ltd. (a)                                        144,000     7,790,400
    National Semiconductor Corp.                                             326,700     9,095,328
    Samsung Electronics Co., Ltd.,
    GDR (b)                                                                   18,200     5,946,850
    Texas Instruments, Inc.                                                  600,910    19,511,548
                                                                                       -----------
                                      Semiconductors & Semiconductor Equipment Total    76,926,918

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

  SOFTWARE - 6.1%
    Citrix Systems, Inc. (a)                                                 360,200    13,651,580
    Microsoft Corp.                                                        1,646,420    44,799,088
    SAP AG, ADR                                                              398,880    21,667,162
                                                                                       -----------
                                                                      Software Total    80,117,830
                                                                                       -----------
                                                        INFORMATION TECHNOLOGY TOTAL   356,249,158

MATERIALS - 3.8%

  CHEMICALS - 1.5%
    Air Products & Chemicals, Inc.                                           196,200    13,182,678
    Monsanto Co.                                                              75,231     6,375,827
    Tronox, Inc. Class B (a)                                                  25,991       441,594
                                                                                       -----------
                                                                     Chemicals Total    20,000,099

  CONSTRUCTION MATERIALS - 1.0%
    Vulcan Materials Co.                                                     148,800    12,893,520
                                                                                       -----------
                                                        Construction Materials Total    12,893,520

  METALS & MINING - 1.3%
    Phelps Dodge Corp.                                                       200,400    16,138,212
                                                                                       -----------
                                                               Metals & Mining Total    16,138,212
                                                                                       -----------
                                                                     MATERIALS TOTAL    49,031,831

TELECOMMUNICATION SERVICES - 2.5%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
    Time Warner Telecom, Inc. (a)                                            349,900     6,280,705
                                                                                       -----------
                                        Diversified Telecommunication Services Total     6,280,705

  WIRELESS TELECOMMUNICATION SERVICES - 2.0%
    American Tower Corp., Class A (a)                                        415,000    12,582,800
    NII Holdings, Inc. (a)                                                   243,100    14,335,607
                                                                                       -----------
                                           Wireless Telecommunication Services Total    26,918,407
                                                                                       -----------
                                                    TELECOMMUNICATION SERVICES TOTAL    33,199,112

                                                                 Total Common Stocks
                                                            (cost of $1,110,510,567) 1,297,279,298

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 1.1%
    Repurchase agreement with
    State Street Bank & Trust Co.,
    dated 03/31/06, due 04/03/06 at
    4.370%, collateralized by a
    U.S. Treasury Note maturing
    03/31/08, market value of
    $15,411,988 (repurchase
    proceeds $15,110,501)                                                 15,105,000    15,105,000
                                                                                       -----------

                                                         Total Short-Term Obligation
                                                               (cost of $15,105,000)    15,105,000

                                                          TOTAL INVESTMENTS - 100.5%
                                                        (COST OF $1,125,615,567) (c) 1,312,384,298

                                            OTHER ASSETS & LIABILITIES, NET - (0.5)%    (6,754,493)

                                                                 NET ASSETS - 100.0% 1,305,629,805

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of this security, which is not illiquid, represents 0.5% of net assets.
(c) Cost for federal income tax purposes is $1,125,615,567.

     At March 31, 2006, the Fund held investments in the following sectors:

                                                                         % OF
     SECTOR                                                          NET ASSETS
     --------------------------------------------------------------------------
     Information Technology                                                27.3%
     Health Care                                                           20.7
     Industrials                                                           15.2
     Consumer Discretionary                                                11.2
     Financials                                                             7.3
     Consumer Staples                                                       6.7
     Energy                                                                 4.7
     Materials                                                              3.8
     Telecommunication Services                                             2.5
     Short-Term Obligation                                                  1.1
     Other Assets & Liabilities, Net                                       (0.5)
                                                                     ----------
                                                                          100.0%
                                                                     ==========

         ACRONYM                           NAME
         -------                           ----
           ADR                   American Depositary Receipt
           GDR                    Global Depositary Receipt

See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO
MARCH 31, 2006 (UNAUDITED)                       COLUMBIA DISCIPLINED VALUE FUND

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - 100.2%

CONSUMER DISCRETIONARY - 8.7%
  HOTELS, RESTAURANTS & LEISURE - 2.4%
    McDonald's Corp.                                                         301,800    10,369,848
                                                                                       -----------
                                                 Hotels, Restaurants & Leisure Total    10,369,848
  HOUSEHOLD DURABLES - 1.7%
    Pulte Homes, Inc.                                                        182,000     6,992,440
                                                                                       -----------
                                                            Household Durables Total     6,992,440
  MEDIA - 2.6%
    CBS Corp.                                                                321,100     7,699,978
    Time Warner, Inc.                                                        129,400     2,172,626
    Viacom, Inc., Class B (a)                                                 29,500     1,144,600
                                                                                       -----------
                                                                         Media Total    11,017,204
  SPECIALTY RETAIL - 2.0%
    Autonation, Inc. (a)                                                     108,000     2,327,400
    Barnes & Noble, Inc.                                                     137,100     6,340,875
                                                                                       -----------
                                                              Specialty Retail Total     8,668,275
                                                                                       -----------
                                                        CONSUMER DISCRETIONARY TOTAL    37,047,767
CONSUMER STAPLES - 5.4%
  Beverages - 2.4%
    Coca-Cola Co.                                                            248,700    10,413,068
                                                                                       -----------
                                                                     Beverages Total    10,413,068

  HOUSEHOLD PRODUCTS - 0.0%
    Colgate-Palmolive Co.                                                      2,200       125,620
                                                                                       -----------
                                                            Household Products Total       125,620

  TOBACCO - 3.0%
    Loews Corp. - Carolina Group                                               7,200       340,344
    Reynolds American, Inc.                                                  116,000    12,238,000
                                                                                       -----------
                                                                       Tobacco Total    12,578,344
                                                                                       -----------
                                                              CONSUMER STAPLES TOTAL    23,117,032

ENERGY - 14.0%

  OIL, GAS & CONSUMABLE FUELS - 14.0%
    Amerada Hess Corp.                                                        19,000     2,705,600
    Apache Corp.                                                               7,400       484,774
    Chevron Corp.                                                            246,900    14,312,793
    ConocoPhillips                                                           273,300    17,258,895
    Devon Energy Corp.                                                         5,900       360,903
    Exxon Mobil Corp. (b)                                                    397,400    24,185,764
    Sunoco, Inc.                                                               4,700       364,579
                                                                                       -----------
                                                   Oil, Gas & Consumable Fuels Total    59,673,308
                                                                                       -----------
                                                                        ENERGY TOTAL    59,673,308

FINANCIALS - 36.7%

  CAPITAL MARKETS - 9.6%
    Goldman Sachs Group, Inc.                                                 99,700    15,648,912
    Lehman Brothers Holdings, Inc.                                            25,100     3,627,703
    Mellon Financial Corp.                                                    80,600     2,869,360
    Merrill Lynch & Co., Inc.                                                 26,300     2,071,388
    Morgan Stanley                                                            73,600     4,623,552
    Nuveen Investments, Class A                                               81,400     3,919,410
    State Street Corp.                                                       138,300     8,357,469
                                                                                       -----------
                                                               Capital Markets Total    41,117,794

  COMMERCIAL BANKS - 4.5%
    BB&T Corp.                                                               121,600     4,766,720
    KeyCorp                                                                   64,100     2,358,880
    National City Corp.                                                       35,800     1,249,420
    Popular, Inc.                                                             41,500       861,540
    U.S. Bancorp                                                               4,000       122,000
    Wachovia Corp.                                                           117,800     6,602,690
    Wells Fargo & Co.                                                         53,100     3,391,497
                                                                                       -----------
                                                              Commercial Banks Total    19,352,747

  DIVERSIFIED FINANCIAL SERVICES - 6.0%
    Citigroup, Inc.                                                          315,000    14,877,450
    JPMorgan Chase & Co.                                                     253,900    10,572,396
                                                                                       -----------
                                                Diversified Financial Services Total    25,449,846

  INSURANCE - 15.5%
    AFLAC, Inc.                                                               13,800       622,794
    Allstate Corp.                                                           266,600    13,892,526
    American Financial Group, Inc.                                             5,500       228,855
    American International Group, Inc.                                        35,100     2,319,759
    Assurant, Inc.                                                            48,300     2,378,775
    Chubb Corp.                                                               23,100     2,204,664
    Conseco, Inc. (a)                                                         40,700     1,010,174
    Fidelity National Title Group,
        Inc., Class A                                                         23,800       541,926
    First American Corp.                                                     161,200     6,312,592
    Genworth Financial, Inc., Class A                                        141,400     4,727,002
    Hartford Financial Services
      Group, Inc.                                                             12,800     1,031,040
    MetLife, Inc.                                                              1,000        48,370
    Nationwide Financial Services,
        Inc., Class A                                                         11,500       494,730
    Principal Financial Group, Inc.                                          192,400     9,389,120
    Prudential Financial, Inc.                                               185,200    14,040,012
    SAFECO Corp.                                                             101,000     5,071,210
    W.R. Berkley Corp.                                                        31,700     1,840,502
                                                                                       -----------
                                                                     Insurance Total    66,154,051

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

  REAL ESTATE - 0.4%
    Annaly Mortgage Management,
     Inc., REIT                                                              141,600     1,719,024
                                                                                       -----------
                                                                   Real Estate Total     1,719,024

  THRIFTS & MORTGAGE FINANCE - 0.7%
    Fannie Mae                                                                32,400     1,665,360
    Freddie Mac                                                               17,500     1,067,500
                                                                                       -----------
                                                    Thrifts & Mortgage Finance Total     2,732,860
                                                                                       -----------
                                                                    FINANCIALS TOTAL   156,526,322

HEALTH CARE - 7.3%

  HEALTH CARE PROVIDERS & SERVICES - 4.9%
    AmerisourceBergen Corp.                                                  220,600    10,648,362
    CIGNA Corp.                                                               76,400     9,979,368
    McKesson Corp.                                                             4,100       213,733
                                                                                       -----------
                                              Health Care Providers & Services Total    20,841,463

  PHARMACEUTICALS - 2.4%
    King Pharmaceuticals, Inc. (a)                                            15,800       272,550
    Pfizer, Inc.                                                             406,900    10,139,948
                                                                                       -----------
                                                               Pharmaceuticals Total    10,412,498
                                                                                       -----------
                                                                   HEALTH CARE TOTAL    31,253,961

INDUSTRIALS - 6.8%

  AEROSPACE & DEFENSE - 1.4%
    General Dynamics Corp.                                                    10,000       639,800
    Northrop Grumman Corp.                                                    81,000     5,531,490
                                                                                       -----------
                                                           Aerospace & Defense Total     6,171,290
  BUILDING PRODUCTS - 1.1%
    USG Corp. (a)                                                             47,300     4,491,608
                                                                                       -----------
                                                             Building Products Total     4,491,608

  COMMERCIAL SERVICES & SUPPLIES - 2.7%
    Cendant Corp.                                                            666,400    11,562,040
                                                                                       -----------
                                                Commercial Services & Supplies Total    11,562,040

  MACHINERY - 0.6%
    Paccar, Inc.                                                                 400        28,192
    SPX Corp.                                                                 45,700     2,441,294
                                                                                       -----------
                                                                     Machinery Total     2,469,486

  TRANSPORTATION - 1.0%
    Laidlaw International, Inc.                                              164,100     4,463,520
                                                                                       -----------
                                                                Transportation Total     4,463,520
                                                                                       -----------
                                                                   INDUSTRIALS TOTAL    29,157,944

INFORMATION TECHNOLOGY - 4.9%

  COMMUNICATIONS EQUIPMENT - 1.7%
    Motorola, Inc.                                                           318,400     7,294,544
                                                                                       -----------
                                                      Communications Equipment Total     7,294,544

  COMPUTERS & PERIPHERALS - 2.1%
    Hewlett-Packard Co.                                                      272,100     8,952,090
                                                                                       -----------
                                                       Computers & Peripherals Total     8,952,090

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
    Freescale Semiconductor, Inc.,
      Class B (a)                                                              5,900       163,843
                                                                                       -----------
                                      Semiconductors & Semiconductor Equipment Total       163,843

  SOFTWARE - 1.1%
    Reynolds & Reynolds Co., Class A                                         159,600     4,532,640
                                                                                       -----------
                                                                      Software Total     4,532,640
                                                                                       -----------
                                                        INFORMATION TECHNOLOGY TOTAL    20,943,117

MATERIALS - 4.5%
  CHEMICALS - 1.4%
    Lyondell Chemical Co.                                                    287,993     5,731,060
    Scotts Miracle-Gro Co., Class A                                            1,001        45,806
                                                                                       -----------
                                                                     Chemicals Total     5,776,866

  METALS & MINING - 3.1%
    Nucor Corp.                                                              126,600    13,266,414
                                                                                       -----------
                                                               Metals & Mining Total    13,266,414
                                                                                       -----------
                                                                     MATERIALS TOTAL    19,043,280

TELECOMMUNICATION SERVICES - 5.7%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 5.0%
    AT&T, Inc.                                                               266,500     7,206,160
    BellSouth Corp.                                                           99,900     3,461,535
    CenturyTel, Inc.                                                         126,000     4,929,120
    Verizon Communications, Inc.                                             166,200     5,660,772
                                                                                       -----------
                                        Diversified Telecommunication Services Total    21,257,587

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
TELECOMMUNICATION SERVICES - (CONTINUED)

  WIRELESS TELECOMMUNICATION SERVICES - 0.7%
    Crown Castle International Corp. (a)                                     103,600     2,937,060
    Sprint Nextel Corp.                                                          200         5,168
                                                                                       -----------
                                           Wireless Telecommunication Services Total     2,942,228
                                                                                       -----------
                                                    TELECOMMUNICATION SERVICES TOTAL    24,199,815

UTILITIES - 6.2%

  ELECTRIC UTILITIES - 4.1%
    American Electric Power Co., Inc.                                        155,900     5,303,718
    FirstEnergy Corp.                                                        248,600    12,156,540
                                                                                       -----------
                                                            Electric Utilities Total    17,460,258

  GAS UTILITIES - 0.2%
    Energen Corp.                                                             24,056       841,960
                                                                                       -----------
                                                                 Gas Utilities Total       841,960

  MULTI-UTILITIES - 1.9%
    CenterPoint Energy, Inc.                                                 328,700     3,921,393
    PG&E Corp.                                                               113,900     4,430,710
                                                                                       -----------
                                                               Multi-Utilities Total     8,352,103
                                                                                       -----------
                                                                     UTILITIES TOTAL    26,654,321

                                                                 Total Common Stocks
                                                              (cost of $371,479,236)   427,616,867

                                                                             PAR ($)
--------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.1%

    Repurchase agreement with
    State Street Bank & Trust Co.,
    dated 03/31/06, due 04/03/06 at
    4.370%, collateralized by a
    U.S. Treasury Bond maturing
    02/15/36, market value of
    $591,406 (repurchase
    proceeds $576,210)                                                       576,000       576,000
                                                                                       -----------
                                                         Total Short-Term Obligation
                                                                  (cost of $576,000)       576,000

                                                           TOTAL INVESTMENTS - 100.3%
                                                          (COST OF $372,055,236) (c)   428,192,867

                                             OTHER ASSETS & LIABILITIES, NET - (0.3)%    (1,216,048)

                                                                  NET ASSETS - 100.0%  426,976,819

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b) A portion of this security, with a market value of $511,224, is held as collateral for open futures contracts.
(c)  Cost for federal income tax purposes is $372,055,236.

     At March 31, 2006, the Fund held investments in the following sectors:

                                                                        % OF
     SECTOR                                                          NET ASSETS
     --------------------------------------------------------------------------
     Financials                                                            36.7%
     Energy                                                                14.0
     Consumer Discretionary                                                 8.7
     Health Care                                                            7.3
     Industrials                                                            6.8
     Utilities                                                              6.2
     Telecommunication Services                                             5.7
     Consumer Staples                                                       5.4
     Information Technology                                                 4.9
     Materials                                                              4.5
     Short-Term Obligation                                                  0.1
     Other Assets & Liabilities, Net                                       (0.3)
                                                                      ---------
                                                                          100.0%
                                                                      =========

At March 31, 2006, the Fund held the following open long futures contracts:

                                                     AGGREGATE    EXPIRATION       UNREALIZED
TYPE                CONTRACTS         VALUE         FACE VALUE       DATE         APPRECIATION
----------------------------------------------------------------------------------------------
S&P
500 Index               1          $   325,825     $   321,948      Jun-06          $  3,877

               ACRONYM                            NAME
               -------                            ----
                REIT                    Real Estate Investment Trust

                                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO
MARCH 31, 2006 (UNAUDITED)                            COLUMBIA COMMON STOCK FUND

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 15.3%

  DIVERSIFIED CONSUMER SERVICES - 1.6%
    Career Education Corp. (a)                                               211,200     7,968,576
                                                                                       -----------

                                                 Diversified Consumer Services Total     7,968,576
  HOTELS, RESTAURANTS & LEISURE - 0.6%
    Hilton Hotels Corp.                                                      121,100     3,083,206
                                                                                       -----------
                                                 Hotels, Restaurants & Leisure Total     3,083,206

  LEISURE EQUIPMENT & PRODUCTS - 0.6%
    Hasbro, Inc.                                                             131,180     2,767,898
                                                                                       -----------
                                                  Leisure Equipment & Products Total     2,767,898

  MEDIA - 10.9%
    Clear Channel Communications, Inc.                                       137,590     3,991,486
    Comcast Corp., Class A (a)                                               328,842     8,602,507
    Dreamworks Animation SKG,
      Inc., Class A (a)                                                      137,900     3,647,455
    Liberty Global, Inc., Class A (a)                                         80,633     1,650,557
    Liberty Global, Inc., Series C (a)                                        74,233     1,466,102
    Liberty Media Corp., Class A (a)                                         886,710     7,279,889
    News Corp., Class A                                                      457,490     7,598,909
    Omnicom Group, Inc.                                                       58,300     4,853,475
    Time Warner, Inc.                                                        416,160     6,987,326
    XM Satellite Radio Holdings, Inc.,
    Class A (a)                                                              300,300     6,687,681
                                                                                       -----------
                                                                         Media Total    52,765,387

  MULTILINE RETAIL - 1.6%
    Kohl's Corp. (a)                                                         145,210     7,697,582
                                                                                       -----------
                                                              Multiline Retail Total     7,697,582
                                                                                       -----------
                                                        CONSUMER DISCRETIONARY TOTAL    74,282,649

CONSUMER STAPLES - 6.0%

  BEVERAGES - 1.5%
    Coca-Cola Co.                                                            179,760     7,526,551
                                                                                       -----------
                                                                     Beverages Total     7,526,551

  FOOD & STAPLES RETAILING - 0.8%
    Sysco Corp.                                                              120,100     3,849,205
                                                                                       -----------
                                                      Food & Staples Retailing Total     3,849,205

  FOOD PRODUCTS - 1.7%
    ConAgra Foods, Inc.                                                      153,500     3,294,110
    Smithfield Foods, Inc. (a)                                               164,100     4,814,694
                                                                                       -----------
                                                                 Food Products Total     8,108,804

  HOUSEHOLD PRODUCTS - 1.1%
    Colgate-Palmolive Co.                                                     91,820     5,242,922
                                                                                       -----------
                                                            Household Products Total     5,242,922
  TOBACCO - 0.9%
    Altria Group, Inc.                                                        60,415     4,281,007
                                                                                       -----------
                                                                       Tobacco Total     4,281,007
                                                                                       -----------
                                                              CONSUMER STAPLES TOTAL    29,008,489

ENERGY - 2.9%

  ENERGY EQUIPMENT & SERVICES - 0.8%
    Transocean, Inc. (a)                                                      53,290     4,279,187
                                                                                       -----------
                                                   Energy Equipment & Services Total     4,279,187

  OIL, GAS & CONSUMABLE FUELS - 2.1%
    Anadarko Petroleum Corp.                                                  28,300     2,858,583
    BP PLC, ADR                                                               38,260     2,637,644
    Devon Energy Corp.                                                        75,610     4,625,064
                                                                                       -----------
                                                   Oil, Gas & Consumable Fuels Total    10,121,291
                                                                                       -----------
                                                                        ENERGY TOTAL    14,400,478

FINANCIALS - 21.1%

  CAPITAL MARKETS - 4.1%
    Ameriprise Financial, Inc.                                                78,648     3,543,879
    E*TRADE Financial Corp. (a)                                              259,760     7,008,325
    Lazard Ltd., Class A                                                     105,290     4,659,082
    Morgan Stanley                                                            72,880     4,578,322
                                                                                       -----------
                                                               Capital Markets Total    19,789,608

  COMMERCIAL BANKS - 1.1%
    Wachovia Corp.                                                            91,455     5,126,053
                                                                                       -----------
                                                              Commercial Banks Total     5,126,053

  CONSUMER FINANCE - 0.5%
    American Express Co.                                                      49,240     2,587,562
                                                                                       -----------
                                                              Consumer Finance Total     2,587,562

  DIVERSIFIED FINANCIAL SERVICES - 4.3%
    Citigroup, Inc.                                                          245,089    11,575,554
    JPMorgan Chase & Co.                                                     223,472     9,305,374
                                                                                       -----------
                                                Diversified Financial Services Total    20,880,928

  INSURANCE - 9.8%
    Ace Ltd.                                                                 105,710     5,497,977
    Ambac Financial Group, Inc.                                               76,300     6,073,480
    American International Group, Inc.                                       138,880     9,178,579
    Berkshire Hathaway, Inc., Class B (a)                                      3,139     9,454,668

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

  INSURANCE - (CONTINUED)
    Chubb Corp.                                                               36,735     3,505,988
    UnumProvident Corp.                                                      374,990     7,679,795
    Willis Group Holdings Ltd.                                                35,460     1,214,860
    XL Capital Ltd., Class A                                                  78,200     5,013,402
                                                                                       -----------
                                                                     Insurance Total    47,618,749

  THRIFTS & MORTGAGE FINANCE - 1.3%
    MGIC Investment Corp.                                                     97,330     6,485,098
                                                                                       -----------
                                                    Thrifts & Mortgage Finance Total     6,485,098
                                                                                       -----------
                                                                    FINANCIALS TOTAL   102,487,998
HEALTH CARE - 17.8%

  BIOTECHNOLOGY - 3.2%
    Amgen, Inc. (a)                                                           57,482     4,181,815
    MedImmune, Inc. (a)                                                      121,140     4,431,301
    Millennium Pharmaceuticals,
      Inc. (a)                                                               706,460     7,142,311
                                                                                       -----------
                                                                 Biotechnology Total    15,755,427
  HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
    Baxter International, Inc.                                                69,000     2,677,890
    Biomet, Inc.                                                              89,000     3,161,280
    Stryker Corp.                                                             90,700     4,021,638
    Thermo Electron Corp. (a)                                                148,150     5,494,883
    Waters Corp. (a)                                                         125,440     5,412,736
    Zimmer Holdings, Inc. (a)                                                 64,800     4,380,480
                                                                                       -----------
                                              Health Care Equipment & Supplies Total    25,148,907

  HEALTH CARE PROVIDERS & SERVICES - 3.5%
    AmerisourceBergen Corp.                                                   95,200     4,595,304
    Cardinal Health, Inc.                                                     60,180     4,484,614
    Emdeon Corp. (a)                                                         467,640     5,050,512
    McKesson Corp.                                                            61,510     3,206,516
                                                                                       -----------
                                              Health Care Providers & Services Total    17,336,946
  PHARMACEUTICALS - 5.9%
    Abbott Laboratories                                                      172,587     7,329,770
    Barr Pharmaceuticals, Inc. (a)                                            73,000     4,597,540
    Endo Pharmaceuticals Holdings,
      Inc. (a)                                                               221,785     7,276,766
    Johnson & Johnson                                                        113,490     6,720,878
    Teva Pharmaceutical Industries
      Ltd., ADR                                                               63,800     2,627,284
                                                                                       -----------
                                                               Pharmaceuticals Total    28,552,238
                                                                                       -----------
                                                                   HEALTH CARE TOTAL    86,793,518

INDUSTRIALS - 11.4%

  AEROSPACE & DEFENSE - 1.9%
    Honeywell International, Inc.                                            216,450     9,257,566
                                                                                       -----------
                                                           Aerospace & Defense Total     9,257,566
  AIR FREIGHT & LOGISTICS - 1.4%
    United Parcel Service, Inc., Class B                                      84,100     6,675,858
                                                                                       -----------
                                                       Air Freight & Logistics Total     6,675,858
  AIRLINES - 0.7%
    UAL Corp. (a)                                                             87,600     3,497,868
                                                                                       -----------
                                                                      Airlines Total     3,497,868
  COMMERCIAL SERVICES & SUPPLIES - 2.5%
    ARAMARK Corp., Class B                                                   172,410     5,092,992
    Cendant Corp.                                                            149,900     2,600,765
    Cintas Corp.                                                             103,470     4,409,891
                                                                                       -----------
                                                Commercial Services & Supplies Total    12,103,648
  INDUSTRIAL CONGLOMERATES - 2.8%
    General Electric Co.                                                     238,740     8,303,377
    Tyco International Ltd.                                                  202,300     5,437,824
                                                                                       -----------
                                                      Industrial Conglomerates Total    13,741,201
  MACHINERY - 1.6%
    Dover Corp.                                                              157,085     7,628,048
                                                                                       -----------
                                                                     Machinery Total     7,628,048
  ROAD & RAIL - 0.5%
    Union Pacific Corp.                                                       28,110     2,624,069
                                                                                       -----------
                                                                   Road & Rail Total     2,624,069
                                                                                       -----------
                                                                   INDUSTRIALS TOTAL    55,528,258
INFORMATION TECHNOLOGY - 20.5%

  COMMUNICATIONS EQUIPMENT - 3.9%
    Avaya, Inc. (a)                                                          471,800     5,331,340
    Cisco Systems, Inc. (a)                                                  410,600     8,897,702
    Nortel Networks Corp. (a)                                              1,467,660     4,476,363
                                                                                       -----------
                                                     Communications Equipment Total     18,705,405
  COMPUTERS & PERIPHERALS - 3.5%
    Dell, Inc. (a)                                                           251,310     7,478,986
    Hewlett-Packard Co.                                                      135,060     4,443,474
    International Business Machines
      Corp.                                                                   63,115     5,205,094
                                                                                       -----------
                                                       Computers & Peripherals Total    17,127,554

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
    Symbol Technologies, Inc.                                                379,600     4,016,168
                                                                                       -----------
                                            Electronic Equipment & Instruments Total     4,016,168

  INTERNET SOFTWARE & SERVICES - 2.7%
    eBay, Inc. (a)                                                            65,500     2,558,430
    VeriSign, Inc. (a)                                                       301,700     7,237,783
    Yahoo!, Inc. (a)                                                         104,300     3,364,718
                                                                                       -----------
                                                 Internet Software & Services Total     13,160,931

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
    ATI Technologies, Inc. (a)                                               393,043     6,752,479
    Broadcom Corp., Class A (a)                                              128,770     5,557,713
                                                                                       -----------
                                      Semiconductors & Semiconductor Equipment Total    12,310,192
  SOFTWARE - 7.1%
    Electronic Arts, Inc. (a)                                                 53,460     2,925,331
    Microsoft Corp.                                                          489,120    13,308,955
    Oracle Corp. (a)                                                         584,740     8,005,091
    Symantec Corp. (a)                                                       610,200    10,269,666
                                                                                       -----------
                                                                      Software Total    34,509,043
                                                                                       -----------
                                                        INFORMATION TECHNOLOGY TOTAL    99,829,293

MATERIALS - 1.6%

  CONTAINERS & PACKAGING - 1.6%
    Smurfit-Stone Container Corp. (a)                                        581,320     7,888,512
                                                                                       -----------
                                                        Containers & Packaging Total     7,888,512
                                                                                       -----------
                                                                     MATERIALS TOTAL     7,888,512
TELECOMMUNICATION SERVICES - 1.8%
  DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
    CenturyTel, Inc.                                                          37,350     1,461,132
                                                                                       -----------
                                        Diversified Telecommunication Services Total     1,461,132
  WIRELESS TELECOMMUNICATION SERVICES - 1.5%
    Sprint Nextel Corp.                                                      284,066     7,340,265
                                                                                       -----------
                                           Wireless Telecommunication Services Total     7,340,265
                                                                                       -----------
                                                    TELECOMMUNICATION SERVICES TOTAL     8,801,397

                                                                 Total Common Stocks
                                                              (cost of $410,127,530)   479,020,592

                                                                             PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 2.1%

    Repurchase agreement with State Street Bank & Trust Co.,
    dated 03/31/06, due 04/03/06 at 4.370%, collateralized
    by a U.S. Treasury Note maturing 03/31/08, market value
    of $10,296,244 (repurchase proceeds $10,093,674)                      10,090,000    10,090,000
                                                                                       -----------

                                                         Total Short-Term Obligation
                                                               (cost of $10,090,000)    10,090,000

                                                          TOTAL INVESTMENTS - 100.5%
                                                          (COST OF $420,217,530) (B)   489,110,592

                                            OTHER ASSETS & LIABILITIES, NET - (0.5)%    (2,507,959)

                                                                 NET ASSETS - 100.0%   486,602,633

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $420,217,530.

At March 31, 2006, the Fund held investments in the following sectors:

                                                                       % OF
     SECTOR                                                          NET ASSETS
     --------------------------------------------------------------------------
     Financials                                                            21.1%
     Information Technology                                                20.5
     Health Care                                                           17.8
     Consumer Discretionary                                                15.3
     Industrials                                                           11.4
     Consumer Staples                                                       6.0
     Energy                                                                 2.9
     Telecommunication Services                                             1.8
     Materials                                                              1.6
     Short-Term Obligation                                                  2.1
     Other Assets & Liabilities, Net                                       (0.5)
                                                                     ----------
                                                                          100.0%
                                                                     ==========

                ACRONYM                            NAME
                -------                            ----
                  ADR                   American Depositary Receipt

See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO
MARCH 31, 2006 (UNAUDITED)                          COLUMBIA SMALL CAP CORE FUND

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - 98.0%
CONSUMER DISCRETIONARY - 18.5%

  AUTO COMPONENTS - 0.9%
    Cooper Tire & Rubber Co.                                                 234,120     3,357,281
    Keystone Automotive Industries,
      Inc. (a)                                                               138,100     5,829,201
    R&B, Inc. (a)                                                            430,921     4,416,940
                                                                                       -----------
                                                               Auto Components Total    13,603,422

  DIVERSIFIED CONSUMER SERVICES - 0.6%
    Regis Corp.                                                                 252,800  8,716,544
                                                                                       -----------
                                                 Diversified Consumer Services Total     8,716,544

  HOTELS, RESTAURANTS & LEISURE - 3.7%
    Buca, Inc. (a)                                                           364,550     1,848,269
    CEC Entertainment, Inc. (a)                                              250,580     8,424,500
    Checkers Drive-In Restaurant,
      Inc. (a)(b)                                                            167,850     2,489,215
    Famous Dave's of America, Inc. (a)                                       308,450     4,028,357
    Friendly Ice Cream Corp. (a)                                             224,000     1,702,400
    Gaylord Entertainment Co. (a)                                            103,900     4,714,982
    Jack in the Box, Inc. (a)                                                154,800     6,733,800
    O'Charleys, Inc. (a)                                                     510,705     9,427,614
    Ruby Tuesday, Inc.                                                       185,050     5,936,404
    Ryan's Restaurant Group, Inc. (a)                                        409,500     5,937,750
    Steak n Shake Co. (a)                                                    147,150     3,104,865
                                                                                       -----------
                                                 Hotels, Restaurants & Leisure Total    54,348,156

  HOUSEHOLD DURABLES - 0.5%
    Yankee Candle Co., Inc.                                                  261,450     7,155,887
                                                                                       -----------
                                                            Household Durables Total     7,155,887

  INTERNET & CATALOG RETAIL - 0.3%
    Valuevision Media, Inc., Class A (a)                                     398,350     5,090,913
                                                                                       -----------
                                                     Internet & Catalog Retail Total     5,090,913

  LEISURE EQUIPMENT & PRODUCTS - 2.0%
    Callaway Golf Co.                                                        356,700     6,135,240
    RC2 Corp. (a)                                                            342,100    13,619,001
    Steinway Musical Instruments,
      Inc. (a)                                                               230,600     7,429,932
    Topps Co., Inc.                                                          266,268     2,335,170
                                                                                       -----------
                                                  Leisure Equipment & Products Total    29,519,343

  MEDIA - 2.6%
    ADVO, Inc.                                                               351,349    11,243,168
    Catalina Marketing Corp.                                                 360,750     8,333,325
    Journal Register Co.                                                     357,950     4,359,831
    Paxson Communications                                                  1,242,250     1,167,715
      Corp. (a)
    Regent Communications, Inc. (a)                                          816,698     3,764,978
    Scholastic Corp. (a)                                                     243,100     6,505,356
    Sinclair Broadcast Group, Inc.,
      Class A                                                                256,250     2,088,437
    Young Broadcasting, Inc.,
      Class A (a)                                                            226,150       768,910
                                                                                       -----------
                                                                         Media Total    38,231,720

  SPECIALTY RETAIL - 6.4%
    Buckle, Inc.                                                             272,650    11,165,017
    Dress Barn, Inc. (a)                                                      84,750     4,063,763
    Gymboree Corp. (a)                                                       293,300     7,637,532
    Hancock Fabrics, Inc.                                                    412,300     1,500,772
    Haverty Furniture Companies, Inc.                                        181,350     2,602,373
    HOT Topic, Inc. (a)                                                      269,600     3,909,200
    Jarden Corp. (a)                                                         132,825     4,363,301
    Lithia Motors, Inc., Class A                                             345,600    11,992,320
    Men's Wearhouse, Inc.                                                     83,100     2,986,614
    Monro Muffler, Inc.                                                      215,046     7,986,808
    Payless Shoesource, Inc. (a)                                             174,200     3,987,438
    Rent-A-Center, Inc. (a)                                                  441,350    11,294,146
    Rush Enterprises, Inc., Class A (a)                                      146,100     2,568,438
    Rush Enterprises, Inc., Class B (a)                                      194,650     3,244,816
    Sports Authority Inc. (a)                                                198,927     7,340,406
    Stage Stores, Inc.                                                       291,450     8,670,638
                                                                                       -----------
                                                              Specialty Retail Total    95,313,582

  TEXTILES, APPAREL & LUXURY GOODS - 1.5%
    Ashworth, Inc. (a)                                                       290,100     2,880,693
    Phillips-Van Heusen Corp.                                                169,100     6,461,311
    Quiksilver, Inc. (a)                                                     420,500     5,828,130
    Rocky Shoes & Boots, Inc. (a)                                            130,150     3,435,960
    Tommy Hilfiger Corp. (a)                                                 255,700     4,211,379
                                                                                       -----------
                                              Textiles, Apparel & Luxury Goods Total    22,817,473
                                                                                       -----------
                                                        CONSUMER DISCRETIONARY TOTAL   274,797,040

CONSUMER STAPLES - 2.1%

  FOOD & STAPLES RETAILING - 0.2%
    Casey's General Stores, Inc.                                             153,420     3,508,715
                                                                                       -----------
                                                      Food & Staples Retailing Total     3,508,715

  FOOD PRODUCTS - 0.9%
    Corn Products International, Inc.                                        284,150     8,402,316
    Delta & Pine Land Co.                                                    163,400     4,928,144
                                                                                       -----------
                                                                 Food Products Total    13,330,460

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
CONSUMER STAPLES - (CONTINUED)

  HOUSEHOLD PRODUCTS - 1.0%
    Central Garden & Pet Co. (a)                                             183,700     9,761,818
    Spectrum Brands, Inc. (a)                                                237,950     5,168,274
                                                                                       -----------
                                                            Household Products Total    14,930,092
                                                                                       -----------
                                                              CONSUMER STAPLES TOTAL    31,769,267
ENERGY - 3.1%

  ENERGY EQUIPMENT & SERVICES - 1.4%
    Core Laboratories NV (a)                                                  82,050     3,901,477
    Gulfmark Offshore, Inc. (a)                                              213,155     5,925,709
    Hanover Compressor Co. (a)                                                 2,609        48,580
    Newpark Resources, Inc. (a)                                              650,910     5,337,462
    Oceaneering International, Inc. (a)                                      100,950     5,784,435
                                                                                       -----------
                                                   Energy Equipment & Services Total    20,997,663

  OIL, GAS & CONSUMABLE FUELS - 1.7%
    Foundation Coal Holdings, Inc.                                            27,950     1,149,863
    Houston Exploration Co. (a)                                              196,050    10,331,835
    Warren Resources, Inc. (a)                                                99,800     1,487,020
    Western Gas Resources, Inc.                                               97,300     4,694,725
    Whiting Petroleum Corp. (a)                                              184,200     7,550,358
                                                                                       -----------
                                                   Oil, Gas & Consumable Fuels Total    25,213,801
                                                                                       -----------
                                                                        ENERGY TOTAL    46,211,464

FINANCIALS - 10.4%

  CAPITAL MARKETS - 0.4%
    Waddell & Reed Financial, Inc.,
      Class A                                                                269,050     6,215,055
                                                                                       -----------
                                                               Capital Markets Total     6,215,055

  COMMERCIAL BANKS - 1.8%
    EuroBancshares, Inc. (a)                                                 125,850     1,483,772
    First Niagara Financial Group, Inc.                                      297,000     4,354,020
    Oriental Financial Group                                                 470,590     6,800,025
    Republic Bancorp, Inc.                                                   138,049     1,662,110
    SNB Bancshares, Inc. (a)                                                  73,100     1,340,654
    Taylor Capital Group, Inc.                                               127,557     4,998,959
    UMB Financial Corp.                                                       84,250     5,916,877
                                                                                       -----------
                                                              Commercial Banks Total    26,556,417

  DIVERSIFIED FINANCIAL SERVICES - 0.5%
    Prospect Energy Corp.                                                    158,997     2,612,321
    QC Holdings, Inc. (a)                                                    348,402     4,400,317
                                                                                       -----------
                                                Diversified Financial Services Total     7,012,638

  INSURANCE - 3.7%
    Bristol West Holdings, Inc.                                              249,450     4,801,912
    Direct General Corp.                                                     209,500     3,563,595
    EMC Insurance Group, Inc.                                                189,200     5,273,004
    Hilb Rogal & Hobbs Co.                                                    80,950     3,336,759
    Horace Mann Educators Corp.                                              211,350     3,973,380
    Hub International Ltd.                                                   204,550     5,731,491
    Midland Co.                                                              178,365     6,239,208
    National Interstate Corp.                                                 48,612     1,057,311
    Navigators Group, Inc. (a)                                               148,850     7,382,960
    NYMAGIC, Inc.                                                            102,250     3,050,118
    Ohio Casualty Corp.                                                      233,900     7,414,630
    Phoenix Companies, Inc.                                                  194,700     3,173,610
                                                                                       -----------
                                                                     Insurance Total    54,997,978

  REAL ESTATE - 2.5%
    Acadia Realty Trust, REIT                                                196,850     4,635,818
    Ashford Hospitality Trust, Inc.,
      REIT                                                                   240,220     2,978,728
    DiamondRock Hospitality Co.,
      REIT                                                                   391,460     5,406,063
    First Potomac Realty Trust, REIT                                         289,000     8,164,250
    Gramercy Capital Corp., REIT                                             265,100     6,608,943
    Innkeepers USA Trust, Inc., REIT                                         426,350     7,226,632
    Windrose Medical Properties
      Trust, REIT                                                            148,950     2,246,166
                                                                                       -----------
                                                                   Real Estate Total    37,266,600

  THRIFTS & MORTGAGE FINANCE - 1.5%
    Dime Community Bancshares                                                275,850     3,963,964
    Flagstar BanCorp, Inc.                                                   224,600     3,391,460
    Jefferson Bancshares, Inc.                                               266,400     3,593,736
    NewAlliance Bancshares, Inc.                                             435,900     6,290,037
    Webster Financial Corp.                                                  103,550     5,018,033
                                                                                       -----------
                                                    Thrifts & Mortgage Finance Total    22,257,230
                                                                                       -----------
                                                                    FINANCIALS TOTAL   154,305,918

HEALTH CARE - 14.4%

  BIOTECHNOLOGY - 2.1%
    BioMarin Pharmaceuticals, Inc. (a)                                       305,500     4,099,810
    Cambrex Corp.                                                            479,300     9,365,522
    CV Therapeutics, Inc. (a)                                                179,200     3,956,736
    Serologicals Corp. (a)                                                   310,850     7,603,391
    Strategic Diagnostics, Inc. (a)                                          646,450     2,146,214
    Threshold Pharmaceuticals, Inc. (a)                                      281,100     4,213,689
                                                                                       -----------
                                                                 Biotechnology Total    31,385,362
  HEALTH CARE EQUIPMENT & SUPPLIES - 6.5%
    Analogic Corp.                                                           154,350    10,217,970
    Cooper Companies, Inc.                                                   135,500     7,321,065
    Criticare Systems, Inc. (a)                                              281,400     1,280,370

See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)

  HEALTH CARE EQUIPMENT & SUPPLIES - (CONTINUED)
    Cytyc Corp. (a)                                                          140,550     3,960,699
    Datascope Corp.                                                          223,200     8,829,792
    Greatbatch, Inc. (a)                                                      57,850     1,267,494
    Haemonetics Corp. (a)                                                     59,500     3,020,815
    Invacare Corp.                                                           461,500    14,334,190
    Langer, Inc. (a)                                                         320,769     1,427,422
    Lifecore Biomedical, Inc. (a)                                            296,500     3,469,050
    STAAR Surgical Co. (a)                                                   645,900     5,793,723
    SurModics, Inc. (a)                                                       69,449     2,455,717
    Thoratec Corp. (a)                                                       306,250     5,901,437
    Viasys Healthcare, Inc. (a)                                              261,500     7,865,920
    West Pharmaceutical Services, Inc.                                       563,500    19,564,720
                                                                                       -----------
                                              Health Care Equipment & Supplies Total    96,710,384

  HEALTH CARE PROVIDERS & SERVICES - 4.0%
    LifePoint Hospitals, Inc. (a)                                            185,998     5,784,538
    Magellan Health Services, Inc. (a)                                       172,000     6,960,840
    Pediatrix Medical Group, Inc. (a)                                        105,650    10,843,916
    PSS World Medical, Inc. (a)                                              376,762     7,267,739
    Res-Care, Inc. (a)                                                     1,051,675    19,329,786
    Triad Hospitals, Inc. (a)                                                111,900     4,688,610
    U.S. Physical Therapy, Inc. (a)                                          199,550     3,414,301
                                                                                       -----------
                                              Health Care Providers & Services Total    58,289,730

  PHARMACEUTICALS - 1.8%
    Acusphere, Inc. (a)                                                      425,100     2,843,919
    Critical Therapeutics, Inc. (a)                                          303,800     1,546,342
    KV Pharmaceutical Co., Class A (a)                                       230,650     5,563,278
    Noven Pharmaceuticals, Inc. (a)                                          323,000     5,817,230
    Perrigo Co.                                                              280,800     4,579,848
    Valeant Pharmaceuticals
      International                                                          421,026     6,673,262
                                                                                       -----------
                                                               Pharmaceuticals Total    27,023,879
                                                                                       -----------
                                                                   HEALTH CARE TOTAL   213,409,355

INDUSTRIALS - 20.3%

  AEROSPACE & DEFENSE - 2.7%
    Armor Holdings, Inc. (a)                                                 326,115    19,009,243
    Aviall, Inc. (a)                                                         137,300     5,228,384
    Ladish Co., Inc. (a)                                                     219,100     6,347,327
    Moog, Inc., Class A (a)                                                  259,940     9,225,271
                                                                                       -----------
                                                           Aerospace & Defense Total    39,810,225

  AIR FREIGHT & LOGISTICS - 0.2%
    EGL, Inc. (a)                                                             56,200     2,529,000
                                                                                       -----------
                                                       Air Freight & Logistics Total     2,529,000

  BUILDING PRODUCTS - 1.4%
    Jacuzzi Brands, Inc. (a)                                               1,092,850    10,742,716
    NCI Building Systems, Inc. (a)                                           157,100     9,389,867
                                                                                       -----------
                                                             Building Products Total    20,132,583

  COMMERCIAL SERVICES & SUPPLIES - 6.3%
    24/7 Real Media, Inc. (a)                                                165,500     1,731,130
    Bennett Environmental, Inc. (a)                                          498,300     2,222,418
    Consolidated Graphics, Inc. (a)                                           63,793     3,324,891
    Cornell Companies, Inc. (a)                                              604,082     8,722,944
    Danka Business Systems PLC,
      ADR (a)                                                              1,572,223     2,214,476
    FTI Consulting, Inc. (a)                                                 454,900    12,978,297
    G&K Services, Inc., Class A                                              126,150     5,366,421
    HMS Holdings Corp. (a)                                                   250,400     2,191,000
    infoUSA, Inc.                                                            348,800     4,527,424
    Kforce, Inc. (a)                                                         870,304    11,096,376
    McGrath Rentcorp                                                         136,850     4,113,711
    Nashua Corp. (a)                                                         165,200     1,404,200
    NCO Group, Inc. (a)                                                      358,780     8,521,025
    Nobel Learning Communities, Inc.                                         200,100     1,916,958
    RemedyTemp, Inc. (a)                                                     121,960     1,494,010
    Spherion Corp. (a)                                                       272,200     2,830,880
    Tetra Tech, Inc. (a)                                                     393,150     7,505,234
    Unifirst Corp.                                                           363,255    12,067,331
                                                                                       -----------
                                                Commercial Services & Supplies Total    94,228,726

  CONSTRUCTION & ENGINEERING - 2.2%
    Chicago Bridge & Iron Co., NV,
    N.Y. Registered Shares                                                   507,900    12,189,600
    EMCOR Group, Inc. (a)                                                    419,000    20,807,540
                                                                                       -----------
                                                    Construction & Engineering Total    32,997,140

  ELECTRICAL EQUIPMENT - 1.4%
    Baldor Electric Co.                                                      137,600     4,660,512
    General Cable Corp. (a)                                                  152,500     4,625,325
    LSI Industries, Inc.                                                     700,581    11,937,900
    Wood's (T.B.) Corp. (a)                                                   29,170       393,504
                                                                                       -----------
                                                          Electrical Equipment Total    21,617,241

  MACHINERY - 4.4%
    AGCO Corp. (a)                                                           219,250     4,547,245
    Albany International Corp., Class A                                      490,448    18,681,164
    Briggs & Stratton Corp.                                                  151,700     5,365,629
    CIRCOR International, Inc.                                               100,929     2,947,127
    Key Technology, Inc. (a)(b)                                              259,265     3,160,440
    Lydall, Inc. (a)                                                         220,738     2,130,122
    Nordson Corp.                                                            107,250     5,347,485
    Oshkosh Truck Corp.                                                       58,450     3,637,928
    Terex Corp. (a)                                                          176,894    14,017,080
    Watts Water Technologies, Inc.,
      Class A                                                                165,264     6,005,694
                                                                                       -----------
                                                                     Machinery Total    65,839,914

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)

  ROAD & RAIL - 1.7%
    Arkansas Best Corp.                                                      226,850     8,874,372
    Frozen Food Express Industries (a)                                       160,500     1,677,225
    Kansas City Southern (a)                                                 245,295     6,058,786
    RailAmerica, Inc. (a)                                                    367,700     3,919,682
    Werner Enterprises, Inc.                                                 234,075     4,299,958
                                                                                       -----------
                                                                   Road & Rail Total    24,830,023
                                                                                       -----------
                                                                   INDUSTRIALS TOTAL   301,984,852

INFORMATION TECHNOLOGY - 18.8%

  COMMUNICATIONS EQUIPMENT - 0.8%
    EFJ, Inc. (a)                                                            188,597     2,034,962
    Integral Systems, Inc.                                                   163,750     4,419,612
    Performance Technologies,
      Inc. (a)(b)                                                            751,700     5,637,750
                                                                                       -----------
                                                      Communications Equipment Total    12,092,324

  COMPUTERS & PERIPHERALS - 1.7%
    Hypercom Corp. (a)                                                       531,600     4,943,880
    Imation Corp.                                                            279,950    12,012,654
    Presstek, Inc. (a)                                                       387,250     4,608,275
    Rimage Corp. (a)                                                         148,650     3,356,517
                                                                                       -----------
                                                       Computers & Peripherals Total    24,921,326

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.1%
    Agilysys, Inc.                                                           229,989     3,463,634
    Benchmark Electronics, Inc. (a)                                          918,250    35,214,888
    Keithley Instruments, Inc.                                               334,690     5,140,838
    LeCroy Corp. (a)                                                         165,800     2,594,770
    Merix Corp. (a)                                                          393,100     4,835,130
    Rogers Corp. (a)                                                          80,050     4,361,124
    Technitrol, Inc.                                                         204,860     4,912,543
                                                                                       -----------
                                            Electronic Equipment & Instruments Total    60,522,927

  INTERNET SOFTWARE & SERVICES - 1.1%
    EarthLink, Inc. (a)                                                      529,400     5,055,770
    S1 Corp. (a)                                                             408,650     2,059,596
    Selectica, Inc. (a)                                                      868,975     2,554,787
    Tumbleweed Communications
      Corp. (a)                                                              788,800     2,358,512
    webMethods, Inc. (a)                                                     446,920     3,763,066
                                                                                       -----------
                                                  Internet Software & Services Total    15,791,731

  IT SERVICES - 2.4%
    Analysts International Corp. (a)                                       1,040,200     2,902,158
    Computer Task Group, Inc. (a)                                            900,200     3,825,850
    Inforte Corp.                                                            495,900     2,172,042
    NCI, Inc., Class A (a)                                                   181,480     2,540,720
    ProQuest Co. (a)                                                         491,430    10,511,688
    Startek, Inc.                                                            348,600     8,213,016
    TNS, Inc. (a)                                                            301,200     6,379,416
                                                                                       -----------
                                                                   IT Services Total    36,544,890

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
    ATMI, Inc. (a)                                                           271,397     8,196,189
    Exar Corp. (a)                                                           168,529     2,406,594
    Fairchild Semiconductor
      International, Inc. (a)                                                572,250    10,912,808
    hifn, Inc. (a)                                                           494,700     3,858,660
    IXYS Corp. (a)                                                           186,050     1,715,381
    ON Semiconductor Corp. (a)                                             1,123,250     8,154,795
    Peak International Ltd. (a)                                              238,300       657,708
    Pericom Semiconductor Corp. (a)                                          390,060     3,845,992
    Ultratech, Inc. (a)                                                      245,446     6,008,518
                                                                                       -----------
                                      Semiconductors & Semiconductor Equipment Total    45,756,645

  SOFTWARE - 5.6%
    Epicor Software Corp. (a)                                                266,700     3,581,781
    FARO Technologies, Inc. (a)                                              297,043     4,232,863
    Lawson Software, Inc. (a)                                                707,156     5,423,887
    MapInfo Corp. (a)                                                        221,850     3,110,337
    Mediware Information Systems (a)                                         314,600     3,146,000
    Mentor Graphics Corp. (a)                                                454,650     5,023,882
    MSC.Software Corp. (a)                                                   460,515     9,187,274
    NetIQ Corp. (a)                                                          333,950     3,723,543
    PLATO Learning, Inc. (a)                                                 649,050     6,159,484
    Progress Software Corp. (a)                                              288,800     8,401,192
    SafeNet, Inc. (a)                                                        269,600     7,139,008
    Sonic Solutions (a)                                                      337,700     6,115,747
    Sybase, Inc. (a)                                                         622,850    13,154,592
    THQ, Inc. (a)                                                            222,950     5,772,175
                                                                                       -----------
                                                                      Software Total    84,171,765
                                                                                       -----------
                                                        INFORMATION TECHNOLOGY TOTAL   279,801,608

MATERIALS - 7.0%

  CHEMICALS - 4.4%
    Airgas, Inc.                                                             120,500     4,710,345
    Albemarle Corp.                                                          239,810    10,875,384
    H.B. Fuller Co.                                                          323,060    16,585,900
    MacDermid, Inc.                                                          515,363    16,568,920
    Sensient Technologies Corp.                                              299,800     5,411,390
    Spartech Corp.                                                           456,250    10,950,000
                                                                                       -----------
                                                                     Chemicals Total    65,101,939

  CONTAINERS & PACKAGING - 0.7%
    Greif, Inc., Class A                                                     165,600    11,330,352
                                                                                       -----------
                                                        Containers & Packaging Total    11,330,352

See Accompanying Notes to Financial Statements.

                                                                              SHARES       VALUE ($)
----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
MATERIALS - (CONTINUED)

  METALS & MINING - 1.5%
    Brush Engineered Materials, Inc. (a)                                     241,904       4,777,604
    GrafTech International Ltd. (a)                                          418,200       2,551,020
    Hecla Mining Co. (a)                                                     290,550       1,920,536
    Northwest Pipe Co. (a)                                                   282,434       8,571,872
    Reliance Steel & Aluminum Co.                                             45,700       4,292,144
                                                                                       -------------
                                                               Metals & Mining Total      22,113,176

  PAPER & FOREST PRODUCTS - 0.4%
    Glatfelter                                                               322,840       5,917,657
                                                                                       -------------
                                                       Paper & Forest Products Total       5,917,657
                                                                                       -------------
                                                                     MATERIALS TOTAL     104,463,124

TELECOMMUNICATION SERVICES - 0.7%
  DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
    General Communication, Inc.,
      Class A (a)                                                            406,450       4,913,980
    Premiere Global Services, Inc. (a)                                       486,450       3,915,923
                                                                                       -------------
                                        Diversified Telecommunication Services Total       8,829,903

  WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    LCC International, Inc., Class A (a)                                     546,150       1,993,447
                                                                                       -------------
                                           Wireless Telecommunication Services Total       1,993,447
                                                                                       -------------
                                                    TELECOMMUNICATION SERVICES TOTAL      10,823,350

UTILITIES - 2.7%

  ELECTRIC UTILITIES - 0.3%
    IDACORP, Inc.                                                            119,650       3,891,018
                                                                                       -------------
                                                            Electric Utilities Total       3,891,018

  GAS UTILITIES - 1.6%
    New Jersey Resources Corp.                                               144,927       6,557,947
    Northwest Natural Gas Co.                                                108,400       3,847,116
    South Jersey Industries, Inc.                                            188,294       5,134,777
    Southwest Gas Corp.                                                      293,650       8,207,518
                                                                                       -------------
                                                                 Gas Utilities Total      23,747,358

  MULTI-UTILITIES - 0.3%
    California Water Service Group                                           101,500       4,572,575
                                                                                       -------------
                                                               Multi-Utilities Total       4,572,575

  WATER UTILITIES - 0.5%
    American States Water Co.                                                131,650       4,918,444
    Aqua America, Inc.                                                       116,617       3,244,285
                                                                                       -------------
                                                               Water Utilities Total       8,162,729
                                                                                       -------------
                                                                     UTILITIES TOTAL      40,373,680

                                                                 Total Common Stocks
                                                            (cost of $1,062,309,916)   1,457,939,658

                                                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 1.1%

    Repurchase agreement with State Street Bank & Trust Co.,
    dated 03/31/06, due 04/03/06 at 4.370%, collateralized
    by a U.S. Treasury Note maturing 03/31/08, market value
    of $16,826,663 (repurchase proceeds $16,502,007)                      16,496,000      16,496,000
                                                                                       -------------

                                                         Total Short-Term Obligation
                                                               (cost of $16,496,000)      16,496,000

                                                           TOTAL INVESTMENTS - 99.1%
                                                        (COST OF $1,078,805,916) (c)   1,474,435,658

                                              OTHER ASSETS & LIABILITIES, NET - 0.9%      13,463,234

                                                                 NET ASSETS - 100.0%   1,487,898,892

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Investments in affiliated companies at March 31, 2006:

     An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares outstanding.

     Security name:                           Checkers Drive-In Restaurant, Inc.
     Shares as of 09/30/05:                                              584,400
     Shares purchased:                                                        --
     Shares sold:                                                        416,550
     Shares as of 03/31/06:                                              167,850
     Net realized gain:                                             $  2,101,219
     Dividend income earned:                                        $         --
     Value at end of period:                                        $  2,489,215

     Security name:                                         Key Technology, Inc.
     Shares as of 09/30/05:                                              259,265
     Shares purchased:                                                        --
     Shares sold:                                                             --
     Shares as of 03/31/06:                                              259,265
     Net realized gain or loss:                                     $         --
     Dividend income earned:                                        $         --
     Value at end of period:                                        $  3,160,440

     Security name:                               Performance Technologies, Inc.
     Shares as of 09/30/05:                                              751,700
     Shares purchased:                                                        --
     Shares sold:                                                             --
     Shares as of 03/31/06:                                              751,700
     Net realized gain or loss:                                     $         --
     Dividend income earned:                                        $         --
     Value at end of period:                                        $  5,637,750

(c)  Cost for federal income tax purposes is $1,078,805,916.

                                 See Accompanying Notes to Financial Statements.

At March 31, 2006, the Fund held investments in the following sectors:

                                                                     % OF
     SECTOR                                                          NET ASSETS
     --------------------------------------------------------------------------
     Industrials                                                           20.3%
     Information Technology                                                18.8
     Consumer Discretionary                                                18.5
     Health Care                                                           14.4
     Financials                                                            10.4
     Materials                                                              7.0
     Energy                                                                 3.1
     Utilities                                                              2.7
     Consumer Staples                                                       2.1
     Telecommunication Services                                             0.7
     Short-Term Obligation                                                  1.1
     Other Assets & Liabilities, Net                                        0.9
                                                                     ----------
                                                                          100.0%
                                                                     ==========

      ACRONYM                                          NAME
      -------                                          ----
        ADR                                 American Depositary Receipt
        REIT                                Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO
March 31, 2006 (Unaudited)                    COLUMBIA SMALL COMPANY EQUITY FUND

                                                                              SHARES       VALUE ($)
----------------------------------------------------------------------------------------------------
COMMON STOCKS - 98.1%
CONSUMER DISCRETIONARY - 15.2%

  DIVERSIFIED CONSUMER SERVICES - 2.7%
    Jackson Hewitt Tax Service, Inc.                                          71,460       2,256,707
    Steiner Leisure Ltd. (a)                                                  61,120       2,475,360
    Strayer Education, Inc.                                                   17,680       1,807,957
                                                                                       -------------
                                                 Diversified Consumer Services Total       6,540,024

  HOTELS, RESTAURANTS & LEISURE - 3.9%
    California Pizza Kitchen, Inc. (a)                                        68,900       2,235,805
    Gaylord Entertainment Co. (a)                                             39,230       1,780,257
    Isle of Capris Casinos, Inc. (a)                                         102,238       3,402,481
    Ruth's Chris Steak House (a)                                              55,900       1,330,979
    Shuffle Master, Inc. (a)                                                  17,530         626,522
                                                                                       -------------
                                                 Hotels, Restaurants & Leisure Total       9,376,044

  HOUSEHOLD DURABLES - 0.7%
    Desarrolladora Homex SA de CV,
      ADR (a)                                                                 48,480       1,712,798
                                                                                       -------------
                                                            Household Durables Total       1,712,798

  INTERNET & CATALOG RETAIL - 1.8%
    Coldwater Creek, Inc. (a)                                                 94,552       2,628,546
    Nutri/System, Inc. (a)                                                    22,820       1,084,406
    PetMed Express, Inc. (a)                                                  33,850         601,515
                                                                                       -------------
                                                     Internet & Catalog Retail Total       4,314,467

  MEDIA - 2.1%
    Catalina Marketing Corp.                                                  80,451       1,858,418
    Focus Media Holding Ltd., ADR (a)                                         25,750       1,494,015
    Gray Television, Inc.                                                    208,110       1,748,124
                                                                                       -------------
                                                                         Media Total       5,100,557

  SPECIALTY RETAIL - 2.0%
    DSW, Inc., Class A (a)                                                    58,890       1,844,435
    GameStop Corp., Class A (a)                                               60,240       2,839,713
                                                                                       -------------
                                                              Specialty Retail Total       4,684,148

  TEXTILES, APPAREL & LUXURY GOODS - 2.0%
    Carter's, Inc. (a)                                                        29,580       1,996,354
    Jos. A. Bank Clothiers, Inc. (a)                                          55,985       2,684,481
                                                                                       -------------
                                              Textiles, Apparel & Luxury Goods Total       4,680,835
                                                                                       -------------
                                                        CONSUMER DISCRETIONARY TOTAL      36,408,873

ENERGY - 8.2%

  ENERGY EQUIPMENT & SERVICES - 2.7%
    Hydril (a)                                                                31,890       2,485,825
    Oil States International, Inc. (a)                                        48,140       1,773,959
    Tetra Technologies, Inc. (a)                                              44,792       2,107,016
                                                                                       -------------
                                                   Energy Equipment & Services Total       6,366,800

  OIL, GAS & CONSUMABLE FUELS - 5.5%
    Cheniere Energy, Inc. (a)                                                 18,690         758,253
    Denbury Resources, Inc. (a)                                               41,470       1,313,355
    Foundation Coal Holdings, Inc.                                            27,840       1,145,338
    Frontier Oil Corp.                                                        64,390       3,821,547
    St. Mary Land & Exploration Co.                                           30,180       1,232,249
    Superior Energy Services, Inc. (a)                                       148,690       3,983,405
    World Fuel Services Corp.                                                 26,340       1,065,190
                                                                                       -------------
                                                   Oil, Gas & Consumable Fuels Total      13,319,337
                                                                                       -------------
                                                                        ENERGY TOTAL      19,686,137

FINANCIALS - 7.0%

  CAPITAL MARKETS - 2.7%
    Affiliated Managers Group (a)                                             40,060       4,270,796
    Calamos Asset Management, Inc.,
      Class A                                                                 24,149         903,173
    OptionsXpress Holdings, Inc.                                              44,040       1,280,683
                                                                                       -------------
                                                               Capital Markets Total       6,454,652

  COMMERCIAL BANKS - 1.0%
    Boston Private Financial
      Holdings, Inc.                                                          66,850       2,258,862
    Westamerica Bancorporation                                                 1,444          74,972
                                                                                       -------------
                                                              Commercial Banks Total       2,333,834

  CONSUMER FINANCE - 1.6%
    Advanta Corp., Class B                                                    16,070         592,501
    Cash America International, Inc.                                          34,280       1,029,086
    First Cash Financial Services, Inc. (a)                                   50,950       1,018,490
    World Acceptance Corp. (a)                                                46,672       1,278,813
                                                                                       -------------
                                                              Consumer Finance Total       3,918,890

  DIVERSIFIED FINANCIAL SERVICES - 0.3%
    International Securities Exchange,
      Inc., Class A                                                           18,970         790,100
                                                                                       -------------
                                                Diversified Financial Services Total         790,100

  REAL ESTATE - 1.4%
    Alexandria Real Estate Equities, Inc.                                     14,720       1,403,258
    Jones Lang LaSalle, Inc.                                                  26,750       2,047,445
                                                                                       -------------
                                                                   Real Estate Total       3,450,703
                                                                                       -------------
                                                                    FINANCIALS TOTAL      16,948,179

                                 See Accompanying Notes to Financial Statements.

                                                                              SHARES       VALUE ($)
----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - 20.7%

  BIOTECHNOLOGY - 5.7%
    Alkermes, Inc. (a)                                                        33,760         744,408
    Amylin Pharmaceuticals, Inc. (a)                                          33,853       1,657,104
    Anadys Pharmaceuticals, Inc. (a)                                          38,540         620,879
    Arena Pharmaceuticals, Inc. (a)                                           62,580       1,133,324
    Cubist Pharmaceuticals, Inc. (a)                                          46,718       1,073,112
    Digene Corp. (a)                                                          36,900       1,442,790
    Exelixis, Inc. (a)                                                        64,210         771,162
    Illumina, Inc. (a)                                                        53,890       1,279,888
    Myogen, Inc. (a)                                                          17,830         645,981
    Nektar Therapeutics (a)                                                   63,890       1,302,078
    PDL BioPharma, Inc. (a)                                                   34,040       1,116,512
    Senomyx, Inc. (a)                                                         61,367       1,010,101
    Vertex Pharmaceuticals, Inc. (a)                                          26,510         970,001
                                                                                       -------------
                                                                 Biotechnology Total      13,767,340

  HEALTH CARE EQUIPMENT & SUPPLIES - 6.9%
    American Medical Systems Holdings,
      Inc. (a)                                                               127,950       2,878,875
    Aspect Medical Systems, Inc. (a)                                          29,760         816,614
    Dionex Corp. (a)                                                          20,680       1,271,406
    Haemonetics Corp. (a)                                                     32,415       1,645,709
    Hologic, Inc. (a)                                                         14,580         807,003
    Immucor, Inc. (a)                                                         78,068       2,239,771
    Intuitive Surgical, Inc. (a)                                               8,910       1,051,380
    Kyphon, Inc. (a)                                                          39,640       1,474,608
    Meridian Bioscience, Inc.                                                 92,921       2,507,009
    Neurometrix, Inc. (a)                                                     15,540         605,128
    SonoSite, Inc. (a)                                                        30,253       1,229,482
                                                                                       -------------
                                              Health Care Equipment & Supplies Total      16,526,985

  HEALTH CARE PROVIDERS & SERVICES - 5.6%
    Allion Healthcare, Inc. (a)                                               61,200         829,872
    Allscripts Healthcare Solutions,
      Inc. (a)                                                                61,540       1,126,797
    Centene Corp. (a)                                                         50,220       1,464,917
    HealthExtras, Inc. (a)                                                    42,900       1,514,370
    Pediatrix Medical Group, Inc. (a)                                         25,920       2,660,429
    PRA International (a)                                                     37,110         919,957
    Psychiatric Solutions, Inc. (a)                                           57,550       1,906,632
    VCA Antech, Inc. (a)                                                      76,962       2,191,878
    WellCare Health Plans, Inc. (a)                                           19,277         875,947
                                                                                       -------------
                                              Health Care Providers & Services Total      13,490,799

  PHARMACEUTICALS - 2.5%
    Hi-Tech Pharmacal Co., Inc. (a)                                           30,416         857,731
    New River Pharmaceuticals, Inc. (a)                                       44,380       1,473,860
    Par Pharmaceutical Companies,
      Inc. (a)                                                                47,220       1,330,660
    Penwest Pharmaceuticals Co. (a)                                           45,261         981,711
    Salix Pharmaceuticals Ltd. (a)                                            75,380       1,244,524
                                                                                       -------------
                                                               Pharmaceuticals Total       5,888,486
                                                                                       -------------
                                                                   HEALTH CARE TOTAL      49,673,610

INDUSTRIALS - 13.0%

  AIR FREIGHT & LOGISTICS - 2.5%
    EGL, Inc. (a)                                                             10,836         487,620
    HUB Group, Inc., Class A (a)                                              82,048       3,739,748
    UTI Worldwide, Inc.                                                       53,752       1,698,563
                                                                                       -------------
                                                       Air Freight & Logistics Total       5,925,931

  COMMERCIAL SERVICES & SUPPLIES - 2.0%
    Kenexa Corp. (a)                                                          44,668       1,373,541
    Resources Connection, Inc. (a)                                            58,040       1,445,777
    Waste Connections, Inc. (a)                                               52,810       2,102,366
                                                                                       -------------
                                                Commercial Services & Supplies Total       4,921,684

  CONSTRUCTION & ENGINEERING - 0.3%
    Quanta Services, Inc. (a)                                                 45,923         735,686
                                                                                       -------------
                                                    Construction & Engineering Total         735,686

  ELECTRICAL EQUIPMENT - 2.3%
    Energy Conversion Devices, Inc. (a)                                       12,859         632,406
    Evergreen Solar, Inc. (a)                                                 35,850         552,090
    General Cable Corp. (a)                                                  145,750       4,420,597
                                                                                       -------------
                                                          Electrical Equipment Total       5,605,093

  MACHINERY - 4.4%
    Actuant Corp., Class A                                                    28,800       1,763,136
    JLG Industries, Inc.                                                      57,620       1,774,120
    Manitowoc Co., Inc.                                                       19,770       1,802,035
    Wabtec Corp.                                                             156,840       5,112,984
                                                                                       -------------
                                                                     Machinery Total      10,452,275

  TRADING COMPANIES & DISTRIBUTORS - 1.5%
    UAP Holding Corp.                                                         79,990       1,719,785
    WESCO International, Inc. (a)                                             28,410       1,932,164
                                                                                       -------------
                                              Trading Companies & Distributors Total       3,651,949
                                                                                       -------------
                                                                   INDUSTRIALS TOTAL      31,292,618

INFORMATION TECHNOLOGY - 29.0%

  COMMUNICATIONS EQUIPMENT - 4.4%
    ADTRAN, Inc.                                                              39,750       1,040,655
    AudioCodes Ltd. (a)                                                      119,550       1,652,181
    Avocent Corp. (a)                                                         52,950       1,680,633
    CommScope, Inc. (a)                                                       66,190       1,889,724
    F5 Networks, Inc. (a)                                                     18,960       1,374,410
    NICE Systems Ltd., ADR (a)                                                25,660       1,307,634

See Accompanying Notes to Financial Statements.

                                                                              SHARES       VALUE ($)
----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

  COMMUNICATIONS EQUIPMENT - (CONTINUED)
    Plantronics, Inc.                                                         18,730         663,604
    Powerwave Technologies, Inc. (a)                                          78,200       1,054,918
                                                                                       -------------
                                                      Communications Equipment Total      10,663,759

  COMPUTERS & Peripherals - 0.4%
    Stratasys, Inc. (a)                                                       30,600         902,088
                                                                                       -------------
                                                       Computers & Peripherals Total         902,088

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.9%
    Anixter International, Inc.                                               39,330       1,879,187
    Daktronics, Inc.                                                          51,860       1,892,890
    Global Imaging Systems, Inc. (a)                                          36,928       1,402,526
    Itron, Inc. (a)                                                           78,400       4,692,240
    Plexus Corp. (a)                                                          95,280       3,579,670
    Trimble Navigation Ltd. (a)                                               23,380       1,053,269
    TTM Technologies, Inc. (a)                                               149,360       2,164,226
                                                                                       -------------
                                            Electronic Equipment & Instruments Total      16,664,008

  INTERNET SOFTWARE & SERVICES - 1.3%
    aQuantive, Inc. (a)                                                       45,763       1,077,261
    Digitas, Inc. (a)                                                        140,070       2,017,008
                                                                                        ------------
                                                  Internet Software & Services Total       3,094,269

  IT SERVICES - 1.6%
    Euronet Worldwide, Inc. (a)                                               27,410       1,036,920
    Keane, Inc. (a)                                                           38,970         613,778
    MPS Group, Inc. (a)                                                      137,140       2,098,242
                                                                                       -------------
                                                                   IT Services Total       3,748,940

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.4%
    Atheros Communications, Inc. (a)                                          85,609       2,242,100
    Cymer, Inc. (a)                                                           66,810       3,035,846
    Microsemi Corp. (a)                                                       82,845       2,411,618
    Mindspeed Technologies, Inc. (a)                                         373,720       1,487,406
    Silicon Laboratories, Inc. (a)                                            73,133       4,018,658
    Sirf Technology Holdings, Inc. (a)                                        91,750       3,248,868
    Tessera Technologies, Inc. (a)                                            41,930       1,345,114
    Ultratech, Inc. (a)                                                       50,070       1,225,714
    Virage Logic Corp. (a)                                                   109,960       1,186,468
                                                                                       -------------
                                      Semiconductors & Semiconductor Equipment Total      20,201,792

  SOFTWARE - 6.0%
    ANSYS, Inc. (a)                                                           33,470       1,812,400
    Epicor Software Corp. (a)                                                 77,740       1,044,048
    KongZhong Corp., ADR (a)                                                  60,210         795,374
    Kronos, Inc. (a)                                                          14,240         532,434
    Macrovision corp. (a)                                                     49,810       1,103,291
    Micros Systems, Inc. (a)                                                  37,440       1,724,861
    Open Solutions, Inc. (a)                                                  52,980       1,446,884
    Parametric Technology Corp. (a)                                           48,926         798,962
    Progress Software Corp. (a)                                               67,210       1,955,139
    Quality Systems, Inc.                                                     35,960       1,190,276
    Secure Computing Corp. (a)                                               128,180       1,479,197
    Transaction Systems Architects,
      Inc. (a)                                                                16,950         529,010
                                                                                       -------------
                                                                      Software Total      14,411,876
                                                                                       -------------
                                                        INFORMATION TECHNOLOGY TOTAL      69,686,732

MATERIALS - 3.5%

  CHEMICALS - 1.4%
    Airgas, Inc.                                                              45,860       1,792,668
    Symyx Technologies, Inc. (a)                                              53,680       1,489,083
                                                                                       -------------
                                                                     Chemicals Total       3,281,751

  CONSTRUCTION MATERIALS - 1.2%
    Eagle Materials, Inc.                                                     43,520       2,774,835
                                                                                       -------------
                                                        Construction Materials Total       2,774,835

  METALS & MINING - 0.9%
    Reliance Steel & Aluminum Co.                                             24,350       2,286,952
                                                                                       -------------
                                                               Metals & Mining Total       2,286,952
                                                                                       -------------
                                                                    MATERIALS TOTAL        8,343,538

TELECOMMUNICATION SERVICES - 1.5%

  WIRELESS TELECOMMUNICATION SERVICES - 1.5%
    Dobson Communications Corp.,
      Class A (a)                                                            232,750       1,866,655
    SBA Communications Corp.,
      Class A (a)                                                             70,974       1,661,501
                                                                                       -------------
                                           Wireless Telecommunication Services Total       3,528,156
                                                                                       -------------
                                                    TELECOMMUNICATION SERVICES TOTAL       3,528,156

                                                                Total Common Stocks
                                                              (cost of $186,284,605)     235,567,843

                                 See Accompanying Notes to Financial Statements.

                                                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 1.2%

    Repurchase agreement with State Street Bank & Trust Co.
    dated 03/31/06, due 04/03/06 at 4.370%, collateralized
    by a U.S. Treasury Note maturing 08/15/08, market value
    of $2,895,750 (repurchase proceeds $2,837,033)                         2,836,000       2,836,000
                                                                                       -------------

                                                         Total Short-Term Obligation
                                                                (cost of $2,836,000)       2,836,000

                                                           TOTAL INVESTMENTS - 99.3%
                                                          (COST OF $189,120,605) (b)     238,403,843

                                              OTHER ASSETS & LIABILITIES, NET - 0.7%       1,698,913

                                                                 NET ASSETS - 100.0%     240,102,756

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $189,120,605.

     At March 31, 2006, the Fund held investments in the following sectors:

                                                                       % OF
     SECTOR                                                          NET ASSETS
     --------------------------------------------------------------------------
     Information Technology                                                29.0%
     Health Care                                                           20.7
     Consumer Discretionary                                                15.2
     Industrials                                                           13.0
     Energy                                                                 8.2
     Financials                                                             7.0
     Materials                                                              3.5
     Telecommunication Services                                             1.5
     Short-Term Obligation                                                  1.2
     Other Assets & Liabilities, Net                                        0.7
                                                                     ----------
                                                                          100.0%
                                                                     ==========

               ACRONYM                             NAME
               -------                             ----
                 ADR                    American Depositary Receipt

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

                                                               COLUMBIA              COLUMBIA              COLUMBIA
                                                           ASSET ALLOCATION      LARGE CAP GROWTH      DISCIPLINED VALUE
                                                               FUND ($)              FUND ($)              FUND ($)
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Unaffiliated investments, at identified cost                   334,360,335         1,125,615,567           372,055,236
  Affiliated investments, at identified cost                              --                    --                    --
                                                          ------------------    ------------------    ------------------
    Total investments, at identified cost                        334,360,335         1,125,615,567           372,055,236
                                                          ------------------    ------------------    ------------------
  Unaffiliated investments, at value                             372,410,127         1,312,384,298           428,192,867
  Affiliated investments, at value                                        --                    --                    --
                                                          ------------------    ------------------    ------------------
    Total investments, at value                                  372,410,127         1,312,384,298           428,192,867
  Cash                                                               188,632                17,072                   391
  Foreign currency (cost of $27,800)                                  27,756                    --                    --
  Receivable for:
    Investments sold                                              10,067,292           131,129,063                    --
    Fund shares sold                                                 175,137               872,369             1,493,864
    Interest                                                       1,216,594                 1,834                    69
    Dividends                                                        405,681             1,273,278               622,103
    Foreign tax reclaim                                               22,176                    --                    --
    Expense reimbursement due from
     Investment Advisor                                                   --                    --                    --
  Deferred Trustees' compensation plan                                42,300               105,721                36,241
  Other assets                                                         2,044                93,849                10,483
                                                          ------------------    ------------------    ------------------
    Total assets                                                 384,557,739         1,445,877,484           430,356,018
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for:
    Investments purchased                                          9,672,549           136,072,053                    --
    Fund shares repurchased                                        1,916,264             2,988,278             2,914,565
    Future variation margin                                           11,080                    --                 3,219
    Investment advisory fee                                          209,973               578,064               251,242
    Administration fee                                                21,742                55,928                24,072
    Transfer agent fee                                                94,169               330,615                80,035
    Pricing and bookkeeping fees                                      29,631                13,283                10,591
    Distribution and service fees                                     68,972               100,067                43,780
    Custody fee                                                       23,346                    --                 1,213
    Reports to shareholders                                           18,005                    --                12,551
    Chief compliance officer expenses                                  1,613                 3,670                 1,690
  Deferred Trustees' fee                                              42,300               105,721                36,241
  Other liabilities                                                       --                    --                    --
                                                          ------------------    ------------------    ------------------
    Total liabilities                                             12,109,644           140,247,679             3,379,199
NET ASSETS                                                       372,448,095         1,305,629,805           426,976,819
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                                                318,687,953         1,243,898,876           346,715,971
  Undistributed (overdistributed) net
   investment income                                                (263,122)              812,059                (7,321)
  Accumulated net investment loss                                         --                    --                    --
  Accumulated net realized gain (loss)                            16,014,425          (125,849,861)           24,126,661
  Unrealized appreciation
   (depreciation) on:
    Investments                                                   38,049,792           186,768,731            56,137,631
    Foreign currency translations                                     (1,300)                   --                    --
    Futures contracts                                                (39,653)                   --                 3,877
                                                          ------------------    ------------------    ------------------
NET ASSETS                                                       372,448,095         1,305,629,805           426,976,819

                                                               COLUMBIA              COLUMBIA              COLUMBIA
                                                             COMMON STOCK         SMALL CAP CORE         SMALL COMPANY
                                                               FUND ($)              FUND ($)           EQUITY FUND ($)
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Unaffiliated investments, at identified cost                   420,217,530         1,068,676,319           189,120,605
  Affiliated investments, at identified cost                              --            10,129,597                    --
                                                          ------------------    ------------------    ------------------
    Total investments, at identified cost                        420,217,530         1,078,805,916           189,120,605
                                                          ------------------    ------------------    ------------------
  Unaffiliated investments, at value                             489,110,592         1,463,148,253           238,403,843
  Affiliated investments, at value                                        --            11,287,405                    --
                                                          ------------------    ------------------    ------------------
    Total investments, at value                                  489,110,592         1,474,435,658           238,403,843
  Cash                                                                   677                   295                   592
  Foreign currency (cost of $27,800)                                      --                    --                    --
  Receivable for:
    Investments sold                                                      --            16,142,643             7,231,964
    Fund shares sold                                                  77,739               776,877                34,381
    Interest                                                           1,225                 2,003                   344
    Dividends                                                        339,929               910,833                26,212
    Foreign tax reclaim                                                   --                 1,524                    --
    Expense reimbursement due from
     Investment Advisor                                               36,075                    --                    --
  Deferred Trustees' compensation plan                                45,522                56,947                31,473
  Other assets                                                        15,715                28,483                    --
                                                          ------------------    ------------------    ------------------
    Total assets                                                 489,627,474         1,492,355,263           245,728,809
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for:
    Investments purchased                                          1,213,815                    --             4,662,631
    Fund shares repurchased                                        1,190,642             3,139,069               666,614
    Future variation margin                                               --                    --                    --
    Investment advisory fee                                          293,166               867,959               150,640
    Administration fee                                                29,872                80,830                13,457
    Transfer agent fee                                                89,914                91,436                45,883
    Pricing and bookkeeping fees                                      14,623                13,804                 8,128
    Distribution and service fees                                     59,996               170,633                25,194
    Custody fee                                                        4,560                 6,202                 2,406
    Reports to shareholders                                           80,887                25,849                15,847
    Chief compliance officer expenses                                  1,844                 3,642                 1,328
  Deferred Trustees' fee                                              45,522                56,947                31,473
  Other liabilities                                                       --                    --                 2,452
                                                          ------------------    ------------------    ------------------
    Total liabilities                                              3,024,841             4,456,371             5,626,053
NET ASSETS                                                       486,602,633         1,487,898,892           240,102,756
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                                                410,280,351         1,012,201,448           177,658,573
  Undistributed (overdistributed) net
   investment income                                                   2,455                    --                    --
  Accumulated net investment loss                                         --            (1,358,837)             (888,496)
  Accumulated net realized gain (loss)                             7,426,765            81,426,539            14,049,441
  Unrealized appreciation
   (depreciation) on:
    Investments                                                   68,893,062           395,629,742            49,283,238
    Foreign currency translations                                         --                    --                    --
    Futures contracts                                                     --                    --                    --
                                                          ------------------    ------------------    ------------------
NET ASSETS                                                       486,602,633         1,487,898,892           240,102,756

                                 See Accompanying Notes to Financial Statements.

                                                               COLUMBIA              COLUMBIA              COLUMBIA
                                                           ASSET ALLOCATION      LARGE CAP GROWTH      DISCIPLINED VALUE
                                                               FUND ($)              FUND ($)              FUND ($)
------------------------------------------------------------------------------------------------------------------------
CLASS A
  Net assets                                                       5,198,330            10,505,364             6,311,839
  Shares outstanding                                                 324,654               467,200               427,822
  Net asset value per share (a)                                        16.01                 22.49                 14.75
  Maximum sales charge                                                  5.75%                 5.75%                 5.75%
  Maximum offering price per share (b)                                 16.99                 23.86                 15.65

CLASS B
  Net assets                                                       6,960,542             8,550,066             4,626,173
  Shares outstanding                                                 434,701               400,803               329,017
  Net asset value and offering price
    per share (a)                                                      16.01                 21.33                 14.06

CLASS C
  Net assets                                                       1,005,900             1,596,703             1,014,209
  Shares outstanding                                                  62,805                74,744                72,279
  Net asset value and offering price
    per share (a)                                                      16.02                 21.36                 14.03

CLASS G
  Net assets                                                      15,741,428            37,212,980             2,816,029
  Shares outstanding                                                 983,283             1,799,203               200,220
  Net asset value and offering price
    per share (a)                                                      16.01                 20.68                 14.06

CLASS T
  Net assets                                                     183,794,018           221,572,141           138,485,384
  Shares outstanding                                              11,465,059             9,912,276             9,385,378
  Net asset value per share (a)                                        16.03                 22.35                 14.76
  Maximum sales charge                                                  5.75%                 5.75%                 5.75%
  Maximum offering price per share (b)                                 17.01                 23.71                 15.66

CLASS Z
  Net assets                                                     159,747,877         1,026,192,551           273,723,185
  Shares outstanding                                               9,969,569            44,855,169            18,185,389
  Net asset value, offering and redemption
    price per share                                                    16.02                 22.88                 15.05

                                                               COLUMBIA              COLUMBIA             COLUMBIA
                                                             COMMON STOCK         SMALL CAP CORE        SMALL COMPANY
                                                               FUND ($)              FUND ($)          EQUITY FUND ($)
------------------------------------------------------------------------------------------------------------------------
CLASS A
  Net assets                                                      11,291,643           216,833,690             6,216,941
  Shares outstanding                                                 821,528            10,673,154               312,595
  Net asset value per share (a)                                        13.74                 20.32                 19.89
  Maximum sales charge                                                  5.75%                 5.75%                 5.75%
  Maximum offering price per share (b)                                 14.58                 21.56                 21.10

CLASS B
  Net assets                                                       6,357,623            44,145,033             2,550,966
  Shares outstanding                                                 481,543             2,278,439               139,791
  Net asset value and offering price
    per share (a)                                                      13.20                 19.38                 18.25

CLASS C
  Net assets                                                         973,531            53,253,508               996,771
  Shares outstanding                                                  73,695             2,746,176                54,793
  Net asset value and offering price
    per share (a)                                                      13.21                 19.39                 18.19

CLASS G
  Net assets                                                       5,866,666             7,866,785             3,107,076
  Shares outstanding                                                 448,620               409,761               170,542
  Net asset value and offering price
    per share (a)                                                      13.08                 19.20                 18.22

CLASS T
  Net assets                                                     178,406,371           152,270,106            74,361,696
  Shares outstanding                                              13,049,997             7,566,911             3,748,524
  Net asset value per share (a)                                        13.67                 20.12                 19.84
  Maximum sales charge                                                  5.75%                 5.75%                 5.75%
  Maximum offering price per share (b)                                 14.50                 21.35                 21.05

CLASS Z
  Net assets                                                     283,706,799         1,013,529,770           152,869,306
  Shares outstanding                                              20,552,135            49,345,418             7,220,448
  Net asset value, offering and redemption
    price per share                                                    13.80                 20.54                 21.17

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)        COLUMBIA EQUITY FUNDS

                                                               COLUMBIA              COLUMBIA              COLUMBIA
                                                           ASSET ALLOCATION      LARGE CAP GROWTH      DISCIPLINED VALUE
                                                               FUND ($)              FUND ($)               FUND ($)
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
  Dividends                                                        1,845,734             7,486,952             5,307,077
  Interest                                                         3,905,643               343,680                38,147
  Foreign withholding tax                                            (28,305)             (127,718)                 (664)
                                                          ------------------    ------------------    ------------------
    Total income                                                   5,723,072             7,702,914             5,344,560
------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment advisory fee                                          1,227,311             3,625,230             1,478,012
  Administration fee                                                 126,508               354,325               141,467
  Distribution fee:
    Class B                                                           26,750                30,757                15,577
    Class C                                                            3,019                 5,690                 2,626
    Class G                                                           61,318               137,731                11,781
  Service fee:
    Class A                                                            5,885                13,109                 6,232
    Class B                                                            8,916                10,252                 5,192
    Class C                                                            1,007                 1,897                   875
    Class G                                                           28,301                63,568                 5,438
  Shareholder service fee - Class T                                  274,489               328,554               203,352
  Transfer agent fee                                                 325,423               994,697               235,752
  Pricing and bookkeeping fees                                        95,582                76,863                54,889
  Trustees' fees                                                       9,182                25,122                 9,754
  Custody fee                                                        109,949                24,321                10,259
  Chief compliance officer expenses
   (See Note 4)                                                        4,116                 7,420                 4,337
  Non-recurring costs (See Note 9)                                     3,029                11,621                 3,383
  Other expenses                                                     121,243               222,163                99,105
                                                          ------------------    ------------------    ------------------
    Total Operating Expenses                                       2,432,028             5,933,320             2,288,031
  Interest expense                                                        --                 3,757                 2,139
                                                          ------------------    ------------------    ------------------
    Total Expenses                                                 2,432,028             5,937,077             2,290,170
  Expenses waived or reimbursed by
   Investment Advisor                                                     --                    --                    --
  Fees waived by Transfer Agent                                      (23,378)              (65,695)              (16,593)
  Custody earnings credit                                             (5,816)               (2,011)                   (6)
  Non-recurring costs assumed by
   Investment Advisor (See Note 9)                                    (3,029)              (11,621)               (3,383)
                                                          ------------------    ------------------    ------------------
    Net Expenses                                                   2,399,805             5,857,750             2,270,188
                                                          ------------------    ------------------    ------------------
  Net Investment Income (Loss)                                     3,323,267             1,845,164             3,074,372
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY AND
  FUTURES CONTRACTS
  Net realized gain (loss) on:
    Unaffiliated investments                                      19,436,789           104,633,384            27,823,482
    Affiliated investments                                                --                    --                    --
    Foreign currency transactions                                     (7,987)                 (445)                   --
    Futures contracts                                                (28,763)                   --                28,087
    Net realized loss due to
     trading error (See Note 8)                                           --                    --                    --
                                                          ------------------    ------------------    ------------------
     Net realized gain                                            19,400,039           104,632,939            27,851,569
                                                          ------------------    ------------------    ------------------
  Net change in unrealized appreciation
   (depreciation) on:
    Investments                                                     (664,422)          (14,580,835)            8,099,397
    Foreign currency translations                                      1,435                    --                    --
    Futures contracts                                                 36,806                    --                 3,877
                                                          ------------------    ------------------    ------------------
     Net change in unrealized
      appreciation (depreciation)                                   (626,181)          (14,580,835)            8,103,274
                                                          ------------------    ------------------    ------------------
  Net Gain                                                        18,773,858            90,052,104            35,954,843
                                                          ------------------    ------------------    ------------------
Net Increase Resulting From Operations                            22,097,125            91,897,268            39,029,215

                                                               COLUMBIA              COLUMBIA              COLUMBIA
                                                             COMMON STOCK         SMALL CAP CORE         SMALL COMPANY
                                                               FUND ($)              FUND ($)               FUND ($)
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
  Dividends                                                        2,646,557             5,503,269               409,389
  Interest                                                           158,014               683,657                98,743
  Foreign withholding tax                                             (1,089)              (21,325)                   --
                                                          ------------------    ------------------    ------------------
    Total income                                                   2,803,482             6,165,601               508,132
------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment advisory fee                                          1,747,442             5,180,388               851,377
  Administration fee                                                 167,371               495,582                76,056
  Distribution fee:
    Class B                                                           24,520               159,023                 8,938
    Class C                                                            3,049               202,097                 3,729
    Class G                                                           24,650                26,528                11,274
  Service fee:
    Class A                                                           13,641               260,356                 7,004
    Class B                                                            8,173                53,008                 2,979
    Class C                                                            1,014                67,366                 1,243
    Class G                                                           11,377                12,243                 5,203
  Shareholder service fee - Class T                                  267,819               224,983               102,031
  Transfer agent fee                                                 376,399               464,270               158,769
  Pricing and bookkeeping fees                                        62,850                78,099                43,225
  Trustees' fees                                                      10,910                26,480                 7,215
  Custody fee                                                         11,387                28,596                16,966
  Chief compliance officer expenses
   (See Note 4)                                                        4,813                 7,392                 3,322
  Non-recurring costs (See Note 9)                                     4,019                11,893                 1,813
  Other expenses                                                     107,834               217,494                95,461
                                                          ------------------    ------------------    ------------------
    Total Operating Expenses                                       2,847,268             7,515,798             1,396,605
  Interest expense                                                        --                 3,075                    --
                                                          ------------------    ------------------    ------------------
    Total Expenses                                                 2,847,268             7,518,873             1,396,605
  Expenses waived or reimbursed by
   Investment Advisor                                               (239,234)                   --                    --
  Fees waived by Transfer Agent                                      (26,297)               (1,265)              (12,755)
  Custody earnings credit                                               (189)               (3,256)                 (463)
  Non-recurring costs assumed by
   Investment Advisor (See Note 9)                                    (4,019)              (11,893)               (1,813)
                                                          ------------------    ------------------    ------------------
    Net Expenses                                                   2,577,529             7,502,459             1,381,574
                                                          ------------------    ------------------    ------------------
  Net Investment Income (Loss)                                       225,953            (1,336,858)             (873,442)
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY AND
  FUTURES CONTRACTS
  Net realized gain (loss) on:
    Unaffiliated investments                                      44,050,170            89,487,998            14,641,509
    Affiliated investments                                                --             2,101,219                    --
    Foreign currency transactions                                         --                    --                    --
    Futures contracts                                                     --                    --                    --
    Net realized loss due to
     trading error (See Note 8)                                           --                    --                    --
                                                          ------------------    ------------------    ------------------
     Net realized gain                                            44,050,170            91,589,217            14,641,509
                                                          ------------------    ------------------    ------------------
  Net change in unrealized appreciation
   (depreciation) on:
    Investments                                                  (10,187,983)           97,042,302            23,836,110
    Foreign currency translations                                         --                    --                    --
    Futures contracts                                                     --                    --                    --
                                                          ------------------    ------------------    ------------------
     Net change in unrealized
      appreciation (depreciation)                                (10,187,983)           97,042,302            23,836,110
                                                          ------------------    ------------------    ------------------
  Net Gain                                                        33,862,187           188,631,519            38,477,619
                                                          ------------------    ------------------    ------------------
Net Increase Resulting From Operations                            34,088,140           187,294,661            37,604,177

                                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                           COLUMBIA EQUITY FUNDS

                                                                                COLUMBIA ASSET ALLOCATION FUND
                                                                              ----------------------------------
                                                                                (UNAUDITED)
                                                                                 SIX MONTHS           YEAR
                                                                                   ENDED              ENDED
                                                                                 MARCH 31,        SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                                 2006 ($)          2005 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                                             3,323,267          6,891,677
  Net realized gain on investments, foreign currency transactions
   and futures contracts                                                           19,400,039         38,292,946
  Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and foreign capital
   gains tax                                                                         (626,181)        (1,172,839)
                                                                              ---------------    ---------------
     Net increase resulting from operations                                        22,097,125         44,011,784
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
    Class A                                                                           (44,212)           (60,529)
    Class B                                                                           (38,533)           (57,776)
    Class C                                                                            (4,676)            (5,763)
    Class G                                                                          (101,807)          (294,862)
    Class T                                                                        (1,622,018)        (2,998,187)
    Class Z                                                                        (1,681,173)        (3,406,583)
  From net realized gains:
    Class A                                                                          (339,891)                --
    Class B                                                                          (533,909)                --
    Class C                                                                           (57,573)                --
    Class G                                                                        (1,474,954)                --
    Class T                                                                       (13,606,833)                --
    Class Z                                                                       (12,245,688)                --
                                                                              ---------------    ---------------
      Total distributions to shareholders                                         (31,751,267)        (6,823,700)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                     (4,029,373)       (74,283,896)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets                                           (13,683,515)       (37,095,812)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period                                                             386,131,610        423,227,422
  End of period                                                                   372,448,095        386,131,610
                                                                              ---------------    ---------------
  Undistributed (overdistributed) net investment income, at end
   of period                                                                         (263,122)           (93,970)

See Accompanying Notes to Financial Statements.

                                                                                COLUMBIA LARGE CAP GROWTH FUND
                                                                              ----------------------------------
                                                                                (UNAUDITED)
                                                                                 SIX MONTHS           YEAR
                                                                                   ENDED              ENDED
                                                                                 MARCH 31,        SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                                 2006 ($)          2005 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                                             1,845,164          5,792,978
  Net realized gain on investments, foreign currency transactions
   and futures contracts                                                          104,632,939        150,841,082
  Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and foreign capital
   gains tax                                                                      (14,580,835)         2,914,418
                                                                              ---------------    ---------------
     Net increase resulting from operations                                        91,897,268        159,548,478
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
    Class A                                                                           (19,382)            (4,773)
    Class B                                                                                --                 --
    Class C                                                                                --                 --
    Class G                                                                                --                 --
    Class T                                                                          (305,039)          (218,026)
    Class Z                                                                        (5,076,484)        (1,100,339)
  From net realized gains:
    Class A                                                                                --                 --
    Class B                                                                                --                 --
    Class C                                                                                --                 --
    Class G                                                                                --                 --
    Class T                                                                                --                 --
    Class Z                                                                                --                 --
                                                                              ---------------    ---------------
      Total distributions to shareholders                                          (5,400,905)        (1,323,138)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                   (307,613,045)       460,512,265
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets                                          (221,116,682)       618,737,605
----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period                                                           1,526,746,487        908,008,882
  End of period                                                                 1,305,629,805      1,526,746,487
                                                                              ---------------    ---------------
  Undistributed (overdistributed) net investment income, at end
   of period                                                                          812,059          4,367,800

                                                                                COLUMBIA DISCIPLINED VALUE FUND
                                                                              ----------------------------------
                                                                                (UNAUDITED)
                                                                                 SIX MONTHS           YEAR
                                                                                   ENDED              ENDED
                                                                                 MARCH 31,        SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                                 2006 ($)          2005 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                                             3,074,372          6,168,889
  Net realized gain on investments, foreign currency transactions
   and futures contracts                                                           27,851,569         37,360,323
  Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and foreign capital
   gains tax                                                                        8,103,274         22,679,978
                                                                              ---------------    ---------------
     Net increase resulting from operations                                        39,029,215         66,209,190
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
    Class A                                                                           (38,264)           (39,394)
    Class B                                                                           (16,414)           (13,386)
    Class C                                                                            (2,918)            (1,604)
    Class G                                                                           (15,638)           (33,655)
    Class T                                                                          (981,611)        (1,511,678)
    Class Z                                                                        (2,346,458)        (4,027,029)
  From net realized gains:
    Class A                                                                          (330,286)                --
    Class B                                                                          (305,473)                --
    Class C                                                                           (51,538)                --
    Class G                                                                          (293,537)                --
    Class T                                                                        (9,646,106)                --
    Class Z                                                                       (19,291,180)                --
                                                                              ---------------    ---------------
      Total distributions to shareholders                                         (33,319,423)        (5,626,746)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                     (9,733,228)       (58,819,727)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets                                            (4,023,436)         1,762,717
----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period                                                             431,000,255        429,237,538
  End of period                                                                   426,976,819        431,000,255
                                                                              ---------------    ---------------
  Undistributed (overdistributed) net investment income, at end
   of period                                                                           (7,321)           319,610

                                 See Accompanying Notes to Financial Statements.

                                                                                  COLUMBIA COMMON STOCK FUND
                                                                              ----------------------------------
                                                                                (UNAUDITED)
                                                                                 SIX MONTHS           YEAR
                                                                                   ENDED              ENDED
                                                                                 MARCH 31,        SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                                 2006 ($)          2005 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income (loss)                                                        225,953          2,807,842
  Net realized gain on investments                                                 44,050,170         30,797,221
  Net change in unrealized appreciation (depreciation) on investments             (10,187,983)        39,085,905
                                                                              ---------------    ---------------
     Net increase resulting from operations                                        34,088,140         72,690,968
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
    Class A                                                                            (5,878)           (48,639)
    Class B                                                                                --            (12,827)
    Class C                                                                                --             (1,388)
    Class G                                                                                --            (58,216)
    Class T                                                                           (14,360)          (943,447)
    Class Z                                                                          (854,586)        (1,028,430)
  From net realized gains:
    Class A                                                                          (601,167)          (258,532)
    Class B                                                                          (377,940)          (104,749)
    Class C                                                                           (37,972)           (11,323)
    Class G                                                                          (468,332)          (458,781)
    Class T                                                                        (9,973,603)        (5,128,778)
    Class Z                                                                       (16,405,105)        (4,890,150)
                                                                              ---------------    ---------------
      Total distributions to shareholders                                         (28,738,943)       (12,945,260)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                    (36,406,901)        73,987,511
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets                                           (31,057,704)       133,733,219
----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period                                                             517,660,337        383,927,118
  End of period                                                                   486,602,633        517,660,337
                                                                              ---------------    ---------------
  Undistributed (overdistributed) net investment income, at end of period               2,455            651,326
  Accumulated net investment loss, at end of period                                        --                 --

See Accompanying Notes to Financial Statements.

                                                                                 COLUMBIA SMALL CAP CORE FUND
                                                                              ----------------------------------
                                                                                (UNAUDITED)
                                                                                 SIX MONTHS           YEAR
                                                                                   ENDED              ENDED
                                                                                 MARCH 31,        SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                                 2006 ($)          2005 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income (loss)                                                     (1,336,858)        (3,100,602)
  Net realized gain on investments                                                 91,589,217        123,652,947
  Net change in unrealized appreciation (depreciation) on investments              97,042,302        125,933,034
                                                                              ---------------    ---------------
     Net increase resulting from operations                                       187,294,661        246,485,379
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
    Class A                                                                                --                 --
    Class B                                                                                --                 --
    Class C                                                                                --                 --
    Class G                                                                                --                 --
    Class T                                                                                --                 --
    Class Z                                                                                --                 --
  From net realized gains:
    Class A                                                                       (15,320,042)       (12,731,838)
    Class B                                                                        (3,239,215)        (2,238,027)
    Class C                                                                        (4,177,791)        (3,566,257)
    Class G                                                                          (650,849)          (614,205)
    Class T                                                                       (11,110,980)        (8,769,533)
    Class Z                                                                       (79,016,068)       (68,581,877)
                                                                              ---------------    ---------------
      Total distributions to shareholders                                        (113,514,945)       (96,501,737)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                   (113,376,820)      (197,861,353)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets                                           (39,597,104)       (47,877,711)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period                                                           1,527,495,996      1,575,373,707
  End of period                                                                 1,487,898,892      1,527,495,996
                                                                              ---------------    ---------------
  Undistributed (overdistributed) net investment income, at end of period                  --                 --
  Accumulated net investment loss, at end of period                                (1,358,837)           (21,979)

                                                                              COLUMBIA SMALL COMPANY EQUITY FUND
                                                                              ----------------------------------
                                                                                (UNAUDITED)
                                                                                 SIX MONTHS           YEAR
                                                                                   ENDED              ENDED
                                                                                 MARCH 31,        SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                                 2006 ($)          2005 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income (loss)                                                       (873,442)        (2,890,070)
  Net realized gain on investments                                                 14,641,509         52,614,588
  Net change in unrealized appreciation (depreciation) on investments              23,836,110        (12,574,773)
                                                                              ---------------    ---------------
     Net increase resulting from operations                                        37,604,177         37,149,745
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
    Class A                                                                                --                 --
    Class B                                                                                --                 --
    Class C                                                                                --                 --
    Class G                                                                                --                 --
    Class T                                                                                --                 --
    Class Z                                                                                --                 --
  From net realized gains:
    Class A                                                                          (387,052)                --
    Class B                                                                          (180,043)                --
    Class C                                                                           (78,279)                --
    Class G                                                                          (269,779)                --
    Class T                                                                        (4,696,865)                --
    Class Z                                                                        (9,843,368)                --
                                                                              ---------------    ---------------
      Total distributions to shareholders                                         (15,455,386)                --
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                    (14,639,304)      (184,983,212)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets                                             7,509,487       (147,833,467)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period                                                             232,593,269        380,426,736
  End of period                                                                   240,102,756        232,593,269
                                                                              ---------------    ---------------
  Undistributed (overdistributed) net investment income, at end of period                  --                 --
  Accumulated net investment loss, at end of period                                  (888,496)           (15,054)

                                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

                                                           COLUMBIA EQUITY FUNDS

                                                                      COLUMBIA ASSET ALLOCATION FUND
                                                     ----------------------------------------------------------------
                                                               (UNAUDITED)
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 2006                  SEPTEMBER 30, 2005
                                                     ------------------------------    ------------------------------
                                                         SHARES        DOLLARS ($)         SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------
CLASS A
  Subscriptions                                             93,449        1,492,314          130,504        2,085,407
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                  23,278          361,689            3,548           56,759
  Redemptions                                              (47,514)        (765,206)         (71,163)      (1,138,127)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                 69,213        1,088,797           62,889        1,004,039

CLASS B
  Subscriptions                                             51,542          828,002          174,907        2,788,321
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                  32,847          510,259            3,197           51,095
  Redemptions                                              (84,891)      (1,363,035)         (70,052)      (1,121,692)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                   (502)         (24,774)         108,052        1,717,724

CLASS C
  Subscriptions                                             23,753          379,066           19,854          317,542
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                   3,498           54,347              305            4,878
  Redemptions                                               (7,215)        (115,348)         (11,503)        (184,894)
                                                     -------------    -------------    -------------    -------------
    Net increase                                            20,036          318,065            8,656          137,526

CLASS G
  Subscriptions                                              9,668          155,193           28,778          455,566
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                 100,067        1,554,294           18,128          289,212
  Redemptions                                             (461,711)      (7,366,843)      (1,361,012)     (21,660,524)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                          (351,976)      (5,657,356)      (1,314,106)     (20,915,746)

CLASS T
  Subscriptions                                            382,110        6,101,157        1,120,997       17,883,389
  Distributions reinvested                                 954,172       14,841,603          180,816        2,892,160
  Redemptions                                           (1,082,408)     (17,368,601)      (2,263,695)     (36,112,600)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                253,874        3,574,159         (961,882)     (15,337,051)

CLASS Z
  Subscriptions                                            232,243        3,719,137          540,254        8,601,545
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                 773,043       12,018,585          176,136        2,815,074
  Redemptions                                           (1,188,058)     (19,065,986)      (3,284,919)     (52,307,007)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                               (182,772)      (3,328,264)      (2,568,529)     (40,890,388)

See Accompanying Notes to Financial Statements.

                                                                      COLUMBIA LARGE CAP GROWTH FUND
                                                     ----------------------------------------------------------------
                                                               (UNAUDITED)
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 2006                  SEPTEMBER 30, 2005
                                                     ------------------------------    ------------------------------
                                                         SHARES        DOLLARS ($)         SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------
CLASS A
  Subscriptions                                             86,233        1,883,614          162,826        3,286,461
  Proceeds received in connection with merger                   --               --          237,271        4,724,720
  Distributions reinvested                                     842           18,554              228            4,637
  Redemptions                                             (113,479)      (2,481,447)        (114,957)      (2,328,346)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                (26,404)        (579,279)         285,368        5,687,472

CLASS B
  Subscriptions                                             63,942        1,326,854          154,916        2,984,821
  Proceeds received in connection with merger                   --               --          117,001        2,223,353
  Distributions reinvested                                      --               --               --               --
  Redemptions                                              (51,774)      (1,074,143)         (63,160)      (1,222,902)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                 12,168          252,711          208,757        3,985,272

CLASS C
  Subscriptions                                             15,394          321,242           24,777          480,986
  Proceeds received in connection with merger                   --               --           16,591          315,731
  Distributions reinvested                                      --               --               --               --
  Redemptions                                              (11,265)        (236,802)         (14,610)        (288,945)
                                                     -------------    -------------    -------------    -------------
    Net increase                                             4,129           84,440           26,758          507,772

CLASS G
  Subscriptions                                             21,142          424,633           69,440        1,287,163
  Proceeds received in connection with merger                   --               --          701,867       12,922,807
  Distributions reinvested                                      --               --               --               --
  Redemptions                                             (601,167)     (12,110,795)      (1,084,192)     (20,252,191)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                          (580,025)     (11,686,162)        (312,885)      (6,042,221)

CLASS T
  Subscriptions                                            438,221        9,550,597          750,265       15,040,440
  Distributions reinvested                                  13,544          296,630           10,490          212,533
  Redemptions                                             (934,338)     (20,246,403)      (2,236,284)     (44,688,960)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                               (482,573)     (10,399,176)      (1,475,529)     (29,435,987)

CLASS Z
  Subscriptions                                          1,520,976       33,730,660        4,869,526       99,446,257
  Proceeds received in connection with merger                   --               --       33,471,430      677,813,755
  Distributions reinvested                                 151,567        3,393,582           26,715          553,278
  Redemptions                                          (14,618,520)    (322,409,821)     (14,201,392)    (292,003,333)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                            (12,945,977)    (285,285,579)      24,166,279      485,809,957

                                 See Accompanying Notes to Financial Statements.

                                                                      COLUMBIA DISCIPLINED VALUE FUND
                                                     ----------------------------------------------------------------
                                                               (UNAUDITED)
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 2006                  SEPTEMBER 30, 2005
                                                     ------------------------------    ------------------------------
                                                         SHARES        DOLLARS ($)         SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------
CLASS A
  Subscriptions                                            131,636        1,903,058          126,900        1,751,310
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                  24,801          347,751            2,723           37,625
  Redemptions                                              (21,022)        (307,874)         (34,738)        (479,047)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                135,415        1,942,935           94,885        1,309,888

CLASS B
  Subscriptions                                             66,135          909,639          131,730        1,715,092
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                  21,621          288,369              927           12,088
  Redemptions                                              (43,373)        (592,716)         (42,877)        (565,044)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                 44,383          605,292           89,780        1,162,136

CLASS C
  Subscriptions                                             42,528          587,576           22,152          294,858
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                   3,059           40,738               76              993
  Redemptions                                               (5,770)         (79,700)         (13,726)        (184,724)
                                                     -------------    -------------    -------------    -------------
    Net increase                                            39,817          548,614            8,502          111,127

CLASS G
  Subscriptions                                              3,138           43,426            9,707          126,540
  Distributions reinvested                                  22,873          305,255            2,555           33,269
  Redemptions                                             (135,422)      (1,860,835)        (319,087)      (4,205,829)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                          (109,411)      (1,512,154)        (306,825)      (4,046,020)

CLASS T
  Subscriptions                                            162,675        2,348,372          353,301        4,868,563
  Distributions reinvested                                 747,512       10,475,682          107,641        1,481,494
  Redemptions                                             (756,611)     (10,959,644)      (1,695,699)     (23,345,089)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                153,576        1,864,410       (1,234,757)     (16,995,032)

CLASS Z
  Subscriptions                                            806,305       11,939,399        2,521,590       34,976,439
  Proceeds received in connection with merger                   --               --               --               --
  Distributions reinvested                                 808,216       11,548,084           91,647        1,285,642
  Redemptions                                           (2,469,640)     (36,669,808)      (5,462,971)     (76,623,907)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                               (855,119)     (13,182,325)      (2,849,734)     (40,361,826)

See Accompanying Notes to Financial Statements.

                                                                        COLUMBIA COMMON STOCK FUND
                                                     ----------------------------------------------------------------
                                                               (UNAUDITED)
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 2006                  SEPTEMBER 30, 2005
                                                     ------------------------------    ------------------------------
                                                         SHARES        DOLLARS ($)         SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------
CLASS A
  Subscriptions                                             83,026        1,121,292          108,558        1,388,221
  Proceeds received in connection with merger                   --               --           62,244          778,064
  Distributions reinvested                                  43,170          572,865           23,431          291,720
  Redemptions                                              (69,488)        (935,840)        (204,142)      (2,570,318)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                 56,708          758,317           (9,909)        (112,313)

CLASS B
  Subscriptions                                             42,754          555,216          115,833        1,427,209
  Proceeds received in connection with merger                   --               --          170,610        2,067,274
  Distributions reinvested                                  26,487          338,501            9,018          109,121
  Redemptions                                              (92,714)      (1,200,601)         (83,734)      (1,032,390)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                (23,473)        (306,884)         211,727        2,571,214

CLASS C
  Subscriptions                                             36,984          481,124           12,851          159,428
  Proceeds received in connection with merger                   --               --           13,831          167,732
  Distributions reinvested                                   2,600           33,226            1,020           12,348
  Redemptions                                              (11,969)        (154,791)         (11,138)        (136,885)
                                                     -------------    -------------    -------------    -------------
    Net increase                                            27,615          359,559           16,564          202,623

CLASS G
  Subscriptions                                              5,772           74,371           18,719          225,260
  Distributions reinvested                                  36,670          463,878           42,570          509,989
  Redemptions                                             (302,735)      (3,889,167)        (771,770)      (9,379,766)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                          (260,293)      (3,350,918)        (710,481)      (8,644,517)

CLASS T
  Subscriptions                                            285,756        3,826,819          656,808        8,281,746
  Distributions reinvested                                 719,102        9,492,138          454,301        5,628,793
  Redemptions                                           (1,296,895)     (17,377,212)      (2,770,705)     (34,867,921)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                               (292,037)      (4,058,255)      (1,659,596)     (20,957,382)

CLASS Z
  Subscriptions                                            586,868        7,931,206        1,462,638       18,470,958
  Proceeds received in connection with merger                   --               --       16,749,769      210,158,531
  Distributions reinvested                               1,074,601       14,313,683          276,781        3,459,761
  Redemptions                                           (3,837,708)     (52,053,609)     (10,293,029)    (131,161,364)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                             (2,176,239)     (29,808,720)       8,196,159      100,927,886

                                 See Accompanying Notes to Financial Statements.

                                                                       COLUMBIA SMALL CAP CORE FUND
                                                     ----------------------------------------------------------------
                                                               (UNAUDITED)
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 2006                  SEPTEMBER 30, 2005
                                                     ------------------------------    ------------------------------
                                                         SHARES        DOLLARS ($)         SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------
CLASS A
  Subscriptions                                            620,282       11,934,431        1,740,783       32,340,329
  Distributions reinvested                                 794,682       14,717,504          681,437       12,306,744
  Redemptions                                           (1,688,547)     (32,396,493)      (3,533,610)     (64,908,038)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                               (273,583)      (5,744,558)      (1,111,390)     (20,260,965)

CLASS B
  Subscriptions                                             15,255          276,644           70,629        1,241,220
  Distributions reinvested                                 169,845        3,007,962          118,979        2,074,993
  Redemptions                                             (193,765)      (3,565,542)        (280,456)      (4,959,941)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                 (8,665)        (280,936)         (90,848)      (1,643,728)

CLASS C
  Subscriptions                                             56,043        1,019,484          149,269        2,631,776
  Distributions reinvested                                 208,806        3,700,049          179,879        3,140,708
  Redemptions                                             (542,934)      (9,983,245)      (1,131,002)     (20,065,584)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                          (278,085)      (5,263,712)        (801,854)     (14,293,100)

CLASS G
  Subscriptions                                              1,195           21,959            8,559          150,672
  Distributions reinvested                                  35,510          622,839           34,295          592,962
  Redemptions                                             (114,134)      (2,054,935)        (209,511)      (3,673,042)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                           (77,429)      (1,410,137)        (166,657)      (2,929,408)

CLASS T
  Subscriptions                                            256,847        4,845,854          595,469       10,820,249
  Distributions reinvested                                 558,762       10,253,285          439,303        7,867,925
  Redemptions                                           (1,082,080)     (20,594,707)      (1,636,535)     (29,690,023)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                               (266,471)      (5,495,568)        (601,763)     (11,001,849)

CLASS Z
  Subscriptions                                          3,064,804       59,490,527        8,733,661      161,432,242
  Distributions reinvested                               2,677,004       50,113,506        2,299,186       41,891,167
  Redemptions                                          (10,559,987)    (204,785,942)     (18,999,553)    (351,055,712)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                        (4,818,179)     (95,181,909)      (7,966,706)    (147,732,303)

See Accompanying Notes to Financial Statements.

                                                                    COLUMBIA SMALL COMPANY EQUITY FUND
                                                     ----------------------------------------------------------------
                                                               (UNAUDITED)
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 2006                  SEPTEMBER 30, 2005
                                                     ------------------------------    ------------------------------
                                                         SHARES        DOLLARS ($)         SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------
CLASS A
  Subscriptions                                             36,275          650,129          102,573        1,750,364
  Distributions reinvested                                  22,153          385,911               --               --
  Redemptions                                              (37,115)        (673,693)         (98,902)      (1,685,570)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                 21,313          362,347            3,671           64,794

CLASS B
  Subscriptions                                             11,330          190,926           50,158          804,186
  Distributions reinvested                                  10,499          168,192               --               --
  Redemptions                                              (24,632)        (410,711)         (30,235)        (488,378)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                 (2,803)         (51,593)          19,923          315,808

CLASS C
  Subscriptions                                              3,544           58,972           20,773          335,210
  Distributions reinvested                                   4,760           76,016               --               --
  Redemptions                                              (17,561)        (289,659)         (22,904)        (369,462)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                            (9,257)        (154,671)          (2,131)         (34,252)

CLASS G
  Subscriptions                                              1,331           22,181            4,124           65,348
  Distributions reinvested                                  16,794          268,543               --               --
  Redemptions                                              (66,555)      (1,132,121)         (92,469)      (1,454,609)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                           (48,430)        (841,397)         (88,345)      (1,389,261)

CLASS T
  Subscriptions                                             59,873        1,101,675          105,752        1,793,306
  Distributions reinvested                                 264,834        4,602,812               --               --
  Redemptions                                             (296,235)      (5,368,287)        (678,837)     (11,638,661)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                                 28,472          336,200         (573,085)      (9,845,355)

CLASS Z
  Subscriptions                                            295,048        5,737,609        1,982,620       36,092,250
  Distributions reinvested                                 229,032        4,243,970               --               --
  Redemptions                                           (1,254,965)     (24,271,769)     (11,850,416)    (210,187,196)
                                                     -------------    -------------    -------------    -------------
    Net decrease                                          (730,885)     (14,290,190)      (9,867,796)    (174,094,946)

                                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                               ENDED        YEAR ENDED SEPTEMBER 30,     PERIOD ENDED          YEAR ENDED OCTOBER 31,
                             MARCH 31,      ------------------------     SEPTEMBER 30,     -------------------------------
CLASS A SHARES                 2006           2005          2004 (a)     2003 (b)(c)        2002        2001        2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $     16.47     $  15.06        $  14.01     $       12.86     $ 14.95     $ 18.77     $ 17.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.05(d)      0.27(d)(e)      0.21(d)           0.20(d)     0.26(f)     0.34(d)     0.39(d)
Net realized and
  unrealized gain (loss) on
  investments, foreign
  currency, futures
  contracts and foreign
  capital gains tax                0.88         1.41            1.11              1.17       (2.12)(f)   (3.06)       1.36
                            -----------     --------        --------     -------------     -------     -------     -------
Total from investment
  operations                       0.93         1.68            1.32              1.37       (1.86)      (2.72)       1.75

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                          (0.15)       (0.27)          (0.27)            (0.22)      (0.23)      (0.36)      (0.40)
From net realized
  gains                           (1.24)          --              --                --          --       (0.74)      (0.31)
                            -----------     --------        --------     -------------     -------     -------     -------
Total distributions
  declared to shareholders        (1.39)       (0.27)          (0.27)            (0.22)      (0.23)      (1.10)      (0.71)

NET ASSET VALUE,
END OF PERIOD               $     16.01     $  16.47        $  15.06     $       14.01     $ 12.86     $ 14.95     $ 18.77
Total return (g)(h)                5.95%(i)    11.20%           9.46%            10.80%(i)  (12.53)%    (15.08)%     10.15%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                       1.30%(k)     1.35%           1.43%             1.49%(k)    1.40%       1.26%       1.15%
Net investment income (j)          0.69%(k)     1.66%           1.43%             1.55%(k)    1.73%(f)    2.07%       2.15%
Waiver/reimbursement               0.01%(k)     0.01%             --%(l)          0.01%(k)    0.13%       0.12%       0.15%
Portfolio turnover rate              45%(i)       86%             75%              122%(i)      40%         65%         59%
Net assets, end of
  period (000's)            $     5,198     $  4,206        $  2,901     $       1,211     $    43     $    60     $   186

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Liberty Asset Allocation Fund, Class A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                         (UNAUDITED)
                         SIX MONTHS
                            ENDED            YEAR ENDED SEPTEMBER 30,      PERIOD ENDED              YEAR ENDED OCTOBER 31,
                          MARCH 31,          ------------------------      SEPTEMBER 30,         -------------------------------
CLASS B SHARES              2006               2005         2004 (a)        2003 (b)(c)           2002       2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $     16.47         $   15.06      $   14.00      $       12.85         $ 14.93    $ 18.75      $ 17.71

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income           0.08(d)           0.15(d)(e)     0.10(d)            0.12(d)         0.14(f)    0.22(d)      0.26(d)
Net realized and
  unrealized gain (loss)
  on investments, foreign
  currency, futures
  contracts and foreign
  capital gains tax             0.79              1.41           1.11               1.17           (2.08)(f)  (3.06)        1.35
                         -----------         ---------      ---------      -------------         -------    -------      -------
Total from investment
  operations                    0.87              1.56           1.21               1.29           (1.94)     (2.84)        1.61

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
  income                       (0.09)            (0.15)         (0.15)             (0.14)          (0.14)     (0.24)       (0.26)
From net realized
  gains                        (1.24)               --             --                 --              --      (0.74)       (0.31)
                         -----------         ---------      ---------      -------------         -------    -------      -------
Total distributions
  declared to
  shareholders                 (1.33)            (0.15)         (0.15)             (0.14)          (0.14)     (0.98)       (0.57)

NET ASSET VALUE,
END OF PERIOD            $     16.01         $   16.47      $   15.06      $       14.00         $ 12.85    $ 14.93      $ 18.75
Total return (g)                5.56%(h)(i)      10.37%(h)       8.68%(h)          10.13%(h)(i)   (13.06)%   (15.68%)(h)    9.29%(h)

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                    2.05%(k)          2.10%          2.18%              2.17%(k)        2.06%      1.99%        1.89%
Net investment
  income (j)                    0.94%(k)          0.91%          0.68%              0.95%(k)        1.07%(f)   1.34%        1.41%
Waiver/reimbursement            0.01%(k)          0.01%            --%(l)           0.01%(k)          --       0.04%        0.17%
Portfolio turnover rate           45%(i)            86%            75%               122%(i)          40%        65%          59%
Net assets, end of
  period (000's)         $     6,961         $   7,166      $   4,926      $       2,539         $   276    $   389      $   526

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Liberty Asset Allocation Fund, Class B shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                    SIX MONTHS            YEAR ENDED
                                                       ENDED             SEPTEMBER 30,           PERIOD ENDED
                                                     MARCH 31,       ----------------------      SEPTEMBER 30,
CLASS C SHARES                                          2006           2005        2004 (a)       2003 (b)(c)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     16.47      $  15.06      $  14.00      $       13.08

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                  0.05          0.14(e)       0.10               0.10
Net realized and unrealized gain on investments,
  foreign currency, futures contracts and foreign
  capital gains tax                                        0.83          1.42          1.11               0.93
                                                    -----------      --------      --------      -------------
Total from investment operations                           0.88          1.56          1.21               1.03

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.09)        (0.15)        (0.15)             (0.11)
From net realized gains                                   (1.24)           --            --                 --
                                                    -----------      --------      --------      -------------
Total distributions declared to shareholders              (1.33)        (0.15)        (0.15)             (0.11)

NET ASSET VALUE, END OF PERIOD                      $     16.02      $  16.47      $  15.06      $       14.00
Total return (f)(g)                                        5.62%(h)     10.37%(a)      8.67%              7.93%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               2.05%(j)      2.10%         2.19%              2.28%(j)
Net investment income (i)                                  0.65%(j)      0.91%         0.69%              0.85%(j)
Waiver/reimbursement                                       0.01%(j)      0.01%           --%(k)           0.01%(j)
Portfolio turnover rate                                      45%(h)        86%           75%               122%(h)
Net assets, end of period (000's)                   $     1,006      $    704      $    514      $         187

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                               ENDED            YEAR ENDED SEPTEMBER 30,      PERIOD ENDED
                             MARCH 31,          -------------------------     SEPTEMBER 30,
CLASS G SHARES                 2006                2005         2004 (a)       2003 (b)(c)
--------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $     16.46         $   15.06       $   14.00      $       12.84
                            -----------         ---------       ---------      -------------

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.14(d)           0.16(d)(e)      0.11(d)            0.12(d)
Net realized and
  unrealized gain (loss) on
  investments, foreign
  currency, futures
  contracts and foreign
  capital gains tax                0.75              1.40            1.11               1.17
                            -----------         ---------       ---------      -------------
Total from investment
  operations                       0.89              1.56            1.22               1.29

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
  income                          (0.10)            (0.16)          (0.16)             (0.13)
From net realized
  gains                           (1.24)               --              --                 --
                            -----------         ---------       ---------      -------------
Total distributions
  declared to shareholders        (1.34)            (0.16)          (0.16)             (0.13)

NET ASSET VALUE,
END OF PERIOD               $     16.01         $   16.46       $   15.06      $       14.00
Total return (g)                   5.65%(h)(i)      10.36%(h)        8.72%(h)          10.12%(h)(i)

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                       2.00%(k)          2.05%           2.15%              2.19%(k)
Net investment income(j)           1.81%(k)          0.98%           0.71%              1.02%(k)
Waiver/reimbursement               0.01%(k)          0.01%             --%(l)           0.01%(k)
Portfolio turnover rate              45%(i)            86%             75%               122%(i)
Net assets, end of
  period (000's)            $    15,741         $  21,982      $   39,892      $      56,383

                                              YEAR ENDED OCTOBER 31,
                                     ----------------------------------------
CLASS G SHARES                         2002           2001            2000
-----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $  14.92       $   18.74       $   17.70

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.14(f)         0.22(d)         0.24(d)
Net realized and
  unrealized gain (loss) on
  investments, foreign
  currency, futures
  contracts and foreign
  capital gains tax                     (2.08)(f)       (3.06)           1.36
                                     --------       ---------       ---------
Total from investment
  operations                            (1.94)          (2.84)           1.60

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
  income                                (0.14)          (0.24)          (0.25)
From net realized
  gains                                    --           (0.74)          (0.31)
                                     --------       ---------       ---------
Total distributions
  declared to shareholders              (0.14)          (0.98)          (0.56)

NET ASSET VALUE,
END OF PERIOD                        $  12.84       $   14.92       $   18.74
Total return (g)                       (13.08)%(h)     (15.72)%(h)       9.20%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                             2.09%           2.01%           1.99%
Net investment income(j)                 1.04%(f)        1.33%           1.31%
Waiver/reimbursement                     0.03%           0.01%             --
Portfolio turnover rate                    40%             65%             59%
Net assets, end of
  period (000's)                     $ 73,183       $ 106,074       $ 105,980

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Liberty Asset Allocation Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                               ENDED            YEAR ENDED SEPTEMBER 30,      PERIOD ENDED
                             MARCH 31,          ------------------------      SEPTEMBER 30,
CLASS T SHARES                 2006                2005        2004 (a)        2003 (b)(c)
------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $     16.48         $   15.07      $   14.01      $      12.87

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.13(d)           0.26(d)(e)     0.21(d)           0.21(d)
Net realized and
  unrealized gain (loss)
  on investments, foreign
  currency, futures
  contracts and foreign
  capital gains tax                0.81              1.41           1.11              1.16
                            -----------         ---------      ---------      ------------
Total from investment
  operations                       0.94              1.67           1.32              1.37

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                          (0.15)            (0.26)         (0.26)            (0.23)
From net realized
  gains                           (1.24)               --             --                --
                            -----------         ---------      ---------      ------------
Total distributions
  declared to shareholders        (1.39)            (0.26)         (0.26)            (0.23)

NET ASSET VALUE,
END OF PERIOD               $     16.03         $   16.48      $   15.07      $      14.01
Total return (g)                   5.98%(h)(i)      11.14%(h)       9.47%(h)         10.75%(h)(i)

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                       1.35%(k)          1.40%          1.49%             1.49%(k)
Net investment income (j)          1.64%(k)          1.62%          1.37%             1.73%(k)
Waiver/reimbursement               0.01%(k)          0.01%            --%(l)          0.01%(k)
Portfolio turnover rate              45%(i)            86%            75%              122%(i)
Net assets, end of
  period (000's)            $   183,794         $ 184,795      $ 183,438      $    189,580

                                             YEAR ENDED OCTOBER 31,
                                    -----------------------------------------
CLASS T SHARES                        2002            2001            2000
-----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                 $   14.95       $   18.79       $   17.74

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.25(f)         0.33(d)         0.37(d)
Net realized and
  unrealized gain (loss)
  on investments, foreign
  currency, futures
  contracts and foreign
  capital gains tax                     (2.09)(f)       (3.08)           1.36
                                    ---------       ---------       ---------
Total from investment
  operations                            (1.84)          (2.75)           1.73

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                                (0.24)          (0.35)          (0.37)
From net realized
  gains                                    --           (0.74)          (0.31)
                                    ---------       ---------       ---------
Total distributions
  declared to shareholders              (0.24)          (1.09)          (0.68)

NET ASSET VALUE,
END OF PERIOD                       $   12.87       $   14.95       $   18.79
Total return (g)                       (12.45)%(h)     (15.18)%(h)       9.98%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                             1.37%           1.33%           1.29%
Net investment income (j)                1.76%(f)        2.01%           2.01%
Waiver/reimbursement                     0.01%           0.01%             --
Portfolio turnover rate                    40%             65%             59%
Net assets, end of
  period (000's)                    $ 198,154       $ 289,882       $ 371,590

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Liberty Asset Allocation Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                               ENDED            YEAR ENDED SEPTEMBER 30,      PERIOD ENDED
                             MARCH 31,          ------------------------      SEPTEMBER 30,
CLASS Z SHARES                 2006               2005         2004 (a)        2003 (b)(c)
-------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $     16.48         $   15.06      $   14.01      $       12.87

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.16(d)           0.31(d)(e)     0.25(d)            0.25(d)
Net realized and
  unrealized gain (loss)
  on investments, foreign
  currency, futures
  contracts and foreign
  capital gains tax                0.79              1.42           1.11               1.16
                            -----------         ---------      ---------      -------------
Total from investment
  operations                       0.95              1.73           1.36               1.41

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                          (0.17)            (0.31)         (0.31)             (0.27)
From net realized
  gains                           (1.24)               --             --                 --
                            -----------         ---------      ---------      -------------
Total distributions
  declared to shareholders        (1.41)            (0.31)         (0.31)             (0.27)

NET ASSET VALUE,
END OF PERIOD               $     16.02         $   16.48      $   15.06      $       14.01
Total return (g)                   6.08%(h)(i)      11.54%(h)       9.75%(h)          11.07%(h)(i)

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                       1.05%(k)          1.10%          1.19%              1.16%(k)
Net investment income(j)           1.96%(k)          1.92%          1.67%              2.04%(k)
Waiver/reimbursement               0.01%(k)          0.01%            --%(l)           0.01%(k)
Portfolio turnover rate              45%(i)            86%            75%               122%(i)
Net assets, end of
  period (000's)            $   159,748         $ 167,278      $ 191,556      $     217,935

                                                YEAR ENDED OCTOBER 31,
                                        -------------------------------------
CLASS Z SHARES                            2002           2001         2000
-----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $   14.94      $   18.78    $   17.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        0.29(f)        0.37(d)      0.41(d)
Net realized and
  unrealized gain (loss)
  on investments, foreign
  currency, futures
  contracts and foreign
  capital gains tax                         (2.09)(f)      (3.08)        1.36
                                        ---------      ---------    ---------
Total from investment
  operations                                (1.80)         (2.71)        1.77

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                                    (0.27)         (0.39)       (0.41)
From net realized
  gains                                        --          (0.74)       (0.31)
                                        ---------      ---------    ---------
Total distributions
  declared to shareholders                  (0.27)         (1.13)       (0.72)

NET ASSET VALUE,
END OF PERIOD                           $   12.87      $   14.94    $   18.78
Total return (g)                           (12.23)%(h)    (14.94)%      10.21%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                 1.12%          1.11%        1.09%
Net investment income(j)                     2.01%(f)       2.23%        2.21%
Waiver/reimbursement                         0.03%            --           --
Portfolio turnover rate                        40%            65%          59%
Net assets, end of
  period (000's)                        $ 163,934      $ 230,562    $ 290,970

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were redesignated Liberty Asset Allocation Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g)  Total return at net asset value assuming all distributions reinvested.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                               ENDED            YEAR ENDED SEPTEMBER 30,      PERIOD ENDED
                             MARCH 31,          ------------------------      SEPTEMBER 30,
CLASS A SHARES                 2006               2005         2004 (a)        2003 (b)(c)
-------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $     21.11         $   18.57      $   17.59      $       16.06

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)       0.01(d)           0.05(d)(e)    (0.08)(d)          (0.05)(d)
Net realized and
  unrealized gain (loss)
  on investments                   1.41              2.51           1.06               1.61
                            -----------         ---------      ---------      -------------
Total from investment
  operations                       1.42              2.56           0.98               1.56

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income        (0.04)            (0.02)            --              (0.03)
From net realized gains              --                --             --                 --
                            -----------         ---------      ---------      -------------
Total distributions declared
  to shareholders                 (0.04)            (0.02)            --              (0.03)

NET ASSET VALUE,
END OF PERIOD               $     22.49         $   21.11      $   18.57      $       17.59
Total return (f)(g)                6.73%(h)         13.80%          5.57%              9.72%(h)

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                       0.99%(j)          1.11%          1.28%              1.30%(j)
Interest expense                     --%(j)(k)         --             --                 --
Net investment income
  (loss) (i)                       0.10%(j)          0.25%         (0.40)%            (0.30)%(j)
Waiver/reimbursement               0.01%(j)            --%(k)         --%(k)           0.02%(j)
Portfolio turnover rate              75%(h)           113%           126%                91%(h)
Net assets, end of
  period (000's)            $    10,505         $  10,422      $   3,867      $       1,887

                                              YEAR ENDED OCTOBER 31,
                                       -------------------------------------
CLASS A SHARES                           2002           2001         2000
----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $   19.74      $   32.31    $   28.95

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)                0.03(d)       (0.02)       (0.05)(d)
Net realized and
  unrealized gain (loss)
  on investments                           (3.71)         (8.92)        5.13
                                       ---------      ---------    ---------
Total from investment
  operations                               (3.68)         (8.94)        5.08

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                    --             --           --
From net realized gains                       --          (3.63)       (1.72)
                                       ---------      ---------    ---------
Total distributions declared
  to shareholders                             --          (3.63)       (1.72)

NET ASSET VALUE,
END OF PERIOD                          $   16.06      $   19.74    $   32.31
Total return (f)(g)                       (18.64)%       (30.43)%      18.36%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                1.12%          1.13%        1.12%
Interest expense                              --             --           --
Net investment income
  (loss) (i)                                0.14%         (0.10)%      (0.17)%
Waiver/reimbursement                        0.05%          0.03%        0.11%
Portfolio turnover rate                       43%            48%          54%
Net assets, end of
  period (000's)                       $      56      $     671    $     142

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                               ENDED             YEAR ENDED SEPTEMBER 30,       PERIOD ENDED
                            (MARCH 31,           ------------------------       SEPTEMBER 30,
CLASS B SHARES                 2006                2005         2004 (a)         2003 (b)(c)
---------------------------------------------------------------------------------------------
NET ASSET VALUE,            $     20.07         $   17.76        $   16.96      $       15.57

BEGINNING OF PERIOD
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss               (0.07)(d)         (0.09)(d)(e)     (0.21)(d)          (0.14)(d)
Net realized and
  unrealized gain (loss)
  on investments                   1.33              2.40             1.01               1.53
                            -----------         ---------        ---------      -------------
Total from investment
  operations                       1.26              2.31             0.80               1.39

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net realized gains              --                --               --                 --

NET ASSET VALUE,
END OF PERIOD               $     21.33         $   20.07        $   17.76      $       16.96
Total return (f)(g)                6.28%(h)         13.01%            4.72%              8.93%(h)

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                       1.74%(j)          1.86%            2.03%              2.13%(j)
Interest expense                     --%(j)(k)         --               --                 --
Net investment loss (i)           (0.65)%(j)        (0.48)%          (1.15)%            (0.97)%(j)
Waiver/reimbursement               0.01%(j)            --%(k)           --%(k)           0.02%(j)
Portfolio turnover rate              75%(h)           113%             126%                91%(h)
Net assets, end of
  period (000's)            $     8,550         $   7,799        $   3,195      $       1,013

                                              YEAR ENDED OCTOBER 31,
                                       -------------------------------------
CLASS B SHARES                           2002           2001         2000
----------------------------------------------------------------------------
NET ASSET VALUE,                       $   19.32      $   31.94    $   28.84

BEGINNING OF PERIOD
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss                        (0.14)(d)      (0.19)       (0.29)(d)
Net realized and
  unrealized gain (loss)
  on investments                           (3.61)         (8.80)        5.11
                                       ---------      ---------    ---------
Total from investment
  operations                               (3.75)         (8.99)        4.82

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net realized gains                       --          (3.63)       (1.72)

NET ASSET VALUE,
END OF PERIOD                          $   15.57      $   19.32    $   31.94
Total return (f)(g)                       (19.41)%       (31.00)%      17.48%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                1.99%          1.95%        1.87%
Interest expense                              --             --           --
Net investment loss (i)                    (0.73)%        (0.92)%      (0.92)%
Waiver/reimbursement                        0.05%          0.03%        0.15%
Portfolio turnover rate                       43%            48%          54%
Net assets, end of
  period (000's)                       $     207      $     309    $     450

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                    SIX MONTHS
                                                       ENDED         YEAR ENDED SEPTEMBER 30,      PERIOD ENDED
                                                     MARCH 31,       ------------------------      SEPTEMBER 30,
CLASS C SHARES                                          2006            2005        2004 (a)       2003 (b)(c)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     20.10        $  17.79      $  16.98      $       16.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                   (0.07)          (0.09)(e)     (0.21)             (0.13)
Net realized and unrealized gain on investments            1.33            2.40          1.02               1.07
                                                    -----------        --------      --------      -------------
Total from investment operations                           1.26            2.31          0.81               0.94

NET ASSET VALUE, END OF PERIOD                      $     21.36        $  20.10      $  17.79      $       16.98
Total return (f)(g)                                        6.27%(h)       12.98%         4.77%              5.86%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               1.74%(j)        1.86%         2.03%              2.00%(j)
Interest expense                                             --%(j)(k)       --            --                 --
Net investment loss (i)                                   (0.65)%(j)      (0.45)%       (1.15)%            (0.92)%(j)
Waiver/reimbursement                                       0.01%(j)          --%(k)        --%(k)           0.02%(j)
Portfolio turnover rate                                      75%(h)         113%          126%                91%(h)
Net assets, end of period (000's)                   $     1,597        $  1,419      $    780      $         524

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                        ENDED               YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                                      MARCH 31,         --------------------------------       SEPTEMBER 30,
CLASS G SHARES                                          2006                2005               2004 (a)         2003 (b)(c)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.45        $      17.21        $      16.43       $       15.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.06)(d)           (0.06)(d)(e)        (0.20)(d)           (0.15)(d)
Net realized and unrealized gain (loss)
  on investments                                            1.29                2.30                0.98                1.47
                                                    ------------        ------------        ------------       -------------
Total from investment operations                            1.23                2.24                0.78                1.32

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                  --                  --                  --

NET ASSET VALUE, END OF PERIOD                      $      20.68        $      19.45        $      17.21       $       16.43
Total return (f)(g)                                         6.32%(h)           13.02%               4.75%               8.66%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.69%(j)            1.81%               2.02%               2.31%(j)
Interest expense                                              --%(j)(k)           --                  --                  --
Net investment loss (i)                                    (0.61)%(j)          (0.33)%             (1.14)%             (1.02)%(j)
Waiver/reimbursement                                        0.01%(j)              --%(k)              --%(k)            0.02%(j)
Portfolio turnover rate                                       75%(h)             113%                126%                 91%(h)
Net assets, end of period (000's)                   $     37,213        $     46,276        $     46,328       $      54,850

                                                                YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------
CLASS G SHARES                                          2002             2001            2000
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.79     $      31.22    $      28.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.17)(d)        (0.21)          (0.35)(d)
Net realized and unrealized gain (loss)
  on investments                                           (3.51)           (8.59)           5.02
                                                    ------------    -------------    ------------
Total from investment operations                           (3.68)           (8.80)           4.67

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --            (3.63)          (1.72)

NET ASSET VALUE, END OF PERIOD                      $      15.11     $      18.79    $      31.22
Total return (f)(g)                                       (19.49)%         (31.16)%         17.29%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.18%            2.11%           2.07%
Interest expense                                              --               --              --
Net investment loss (i)                                    (0.92)%          (1.08)%         (1.11)%
Waiver/reimbursement                                        0.07%            0.02%           0.02%
Portfolio turnover rate                                       43%              48%             54%
Net assets, end of period (000's)                   $     64,156     $     92,292    $    130,347

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                        ENDED                YEAR ENDED SEPTEMBER 30,          PERIOD ENDED
                                                      MARCH 31,         --------------------------------       SEPTEMBER 30,
CLASS T SHARES                                          2006                 2005             2004 (a)           2003 (b)(c)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      20.98        $      18.46        $      17.50       $       15.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.01(d)             0.07(d)(e)         (0.09)(d)           (0.02)(d)
Net realized and unrealized gain (loss)
  on investments                                            1.39                2.47                1.05                1.54
                                                    ------------        ------------        ------------       -------------
Total from investment operations                            1.40                2.54                0.96                1.52

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.03)              (0.02)                 --                  --
From net realized gains                                       --                  --                  --                  --
                                                    ------------        ------------        ------------       -------------
Total distributions declared to shareholders               (0.03)              (0.02)                 --                  --

NET ASSET VALUE, END OF PERIOD                      $      22.35        $      20.98        $      18.46       $       17.50
Total return (f)                                            6.68%(g)(h)        13.76%(g)            5.49%(g)            9.51%(g)(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.04%(j)            1.16%               1.35%               1.45%(j)
Interest expense                                              --%(j)(k)           --                  --                  --
Net investment income (loss) (i)                            0.05%(j)            0.33%              (0.47)%             (0.16)%(j)
Waiver/reimbursement                                        0.01%(j)              --%(k)              --%(k)            0.02%(j)
Portfolio turnover rate                                       75%(h)             113%                126%                 91%(h)
Net assets, end of period (000's)                   $    221,572        $    218,095        $    219,129       $     235,849

                                                                  YEAR ENDED OCTOBER 31,
                                                    ------------------------------------------------
CLASS T SHARES                                          2002               2001             2000
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.70      $      32.31      $      28.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.02)(d)         (0.07)            (0.10)(d)
Net realized and unrealized gain (loss)
  on investments                                           (3.70)            (8.91)             5.14
                                                    ------------      ------------      ------------
Total from investment operations                           (3.72)            (8.98)             5.04

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                --                --
From net realized gains                                       --             (3.63)            (1.72)
                                                    ------------      ------------      ------------
Total distributions declared to shareholders                  --             (3.63)            (1.72)

NET ASSET VALUE, END OF PERIOD                      $      15.98      $      19.70      $      32.31
Total return (f)                                          (18.88)%(g)       (30.57)%(g)          18.18%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.34%             1.31%             1.28%
Interest expense                                              --                --                --
Net investment income (loss) (i)                           (0.08)%           (0.28)%           (0.33)%
Waiver/reimbursement                                        0.07%             0.02%               --
Portfolio turnover rate                                       43%               48%               54%
Net assets, end of period (000's)                   $    239,279      $    346,214      $    580,417

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                               ENDED                YEAR ENDED SEPTEMBER 30,      PERIOD ENDED
                             MARCH 31,            ---------------------------     SEPTEMBER 30,
CLASS Z SHARES                 2006                  2005           2004 (a)       2003 (b)(c)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,            $     21.50           $    18.87        $   17.84      $      16.28
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                    0.04(d)              0.11(d)(e)      (0.03)(d)          0.05(d)
Net realized and
  unrealized gain (loss)
  on investments                   1.43                 2.55             1.07              1.57
                            -----------           ----------        ---------      ------------
Total from investment
  operations                       1.47                 2.66             1.04              1.62

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
  income                          (0.09)               (0.03)           (0.01)            (0.06)
From net realized gains              --                   --               --                --
                            -----------           ----------        ---------      ------------
Total distributions
  declared to shareholders        (0.09)               (0.03)           (0.01)            (0.06)

NET ASSET VALUE,
END OF PERIOD               $     22.88           $    21.50        $   18.87      $      17.84
Total return (f)                   6.85%(g)(h)         14.12%(g)         5.83%(g)          9.93%(g)(h)

RATIOS TO AVERAGE NET
ASSETS/ SUPPLEMENTAL DATA:
Expenses (i)                       0.74%(j)             0.86%            1.03%             0.99%(j)
Interest expense                     --%(j)(k)            --               --                --
Net investment
  income (loss) (i)                0.34%(j)             0.53%           (0.15)%            0.30%(j)
Waiver/reimbursement               0.01%(j)               --%(k)           --%(k)          0.02%(j)
Portfolio turnover rate              75%(h)              113%             126%               91%(h)
Net assets, end
  of period (000's)         $ 1,026,193           $ 1,242,736       $ 634,710      $    670,649

                                                 YEAR ENDED OCTOBER 31,
                                       --------------------------------------
CLASS Z SHARES                           2002            2001         2000
-----------------------------------------------------------------------------
NET ASSET VALUE,                       $   19.99      $   32.61     $   29.15
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                             0.07(d)        0.02          0.01(d)
Net realized and
  unrealized gain (loss)
  on investments                           (3.78)         (9.01)         5.18
                                       ---------      ---------     ---------
Total from investment
  operations                               (3.71)         (8.99)         5.19

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
  income                                      --             --         (0.01)
From net realized gains                       --          (3.63)        (1.72)
                                       ---------      ---------     ---------
Total distributions
  declared to shareholders                    --          (3.63)        (1.73)

NET ASSET VALUE,
END OF PERIOD                          $   16.28      $   19.99     $   32.61
Total return (f)                         (18.51)%(g)    (30.29)%(g)     18.63%

RATIOS TO AVERAGE NET
ASSETS/ SUPPLEMENTAL DATA:
Expenses (i)                                0.91%          0.93%         0.91%
Interest expense                              --             --            --
Net investment
  income (loss) (i)                         0.35%          0.10%         0.04%
Waiver/reimbursement                        0.05%          0.01%           --
Portfolio turnover rate                       43%            48%           54%
Net assets, end
  of period (000's)                    $ 699,215      $ 845,887    $1,258,399

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                        SIX MONTHS
                                                           ENDED                YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                                         MARCH 31,         --------------------------------     SEPTEMBER 30,
CLASS A SHARES                                             2006                 2005             2004 (a)        2003 (b)(c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       14.60        $       12.71      $       11.02     $       10.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                      0.09                 0.17(e)            0.17              0.04
Net realized and unrealized gain on
  investments and futures contracts                            1.24                 1.88               1.75              0.92
                                                      -------------        -------------      -------------     -------------
Total from investment operations                               1.33                 2.05               1.92              0.96

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.11)               (0.16)             (0.23)               --
From net realized gains                                       (1.07)                  --                 --                --
                                                      -------------        -------------      -------------     -------------
Total distributions declared to shareholders                  (1.18)               (0.16)             (0.23)               --

NET ASSET VALUE, END OF PERIOD                        $       14.75        $       14.60      $       12.71     $       11.02
Total return (f)                                               9.56%(g)(h)         16.21%(h)          17.53%             9.54%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                   1.21%(j)             1.23%              1.31%             1.31%(j)
Interest expense                                                 --%(j)(k)            --                 --                --
Net investment income (i)                                      1.30%(j)             1.21%              1.34%             0.49%(j)
Waiver/reimbursement                                           0.01%(j)             0.01%                --                --
Portfolio turnover rate                                          39%(g)               94%               101%               50%(g)
Net assets, end of period (000's)                     $       6,312        $       4,269      $       2,511     $         903

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                       SIX MONTHS
                                                          ENDED                YEAR ENDED SEPTEMBER 30,         PERIOD ENDED
                                                         MARCH 31,         --------------------------------     SEPTEMBER 30,
CLASS B SHARES                                             2006                 2005             2004 (a)        2003 (b)(c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       13.96        $       12.16      $       10.49     $        9.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                               0.04                 0.06(e)            0.07             (0.02)
Net realized and unrealized gain on
  investments and futures contracts                            1.19                 1.80               1.67              0.84
                                                      -------------        -------------      -------------     -------------
Total from investment operations                               1.23                 1.86               1.74              0.82

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.06)               (0.06)             (0.07)               --
From net realized gains                                       (1.07)                  --                 --                --
                                                      -------------        -------------      -------------     -------------
Total distributions declared to shareholders                  (1.13)               (0.06)             (0.07)               --

NET ASSET VALUE, END OF PERIOD                        $       14.06        $       13.96      $       12.16     $       10.49
Total return (f)                                               9.22%(g)(h)         15.30%(h)          16.64%             8.48%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                   1.96%(j)             1.98%              2.06%             2.26%(j)
Interest expense                                                 --%(j)(k)            --                 --                --
Net investment income (loss) (i)                               0.56%(j)             0.46%              0.60%            (0.27)%(j)
Waiver/reimbursement                                           0.01%(j)             0.01%                --                --
Portfolio turnover rate                                          39%(g)               94%               101%               50%(g)
Net assets, end of period (000's)                     $       4,626        $       3,974      $       2,370     $         338

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                       SIX MONTHS
                                                          ENDED                YEAR ENDED SEPTEMBER 30,         PERIOD ENDED
                                                        MARCH 31,          --------------------------------     SEPTEMBER 30,
CLASS C SHARES                                             2006                 2005            2004 (a)         2003 (b)(c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       13.94        $       12.14      $       10.47     $        9.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                               0.04                 0.06(e)            0.07             (0.05)
Net realized and unrealized gain on
investments and futures contracts                              1.18                 1.80               1.67              0.85
                                                      -------------        -------------      -------------     -------------
Total from investment operations                               1.22                 1.86               1.74              0.80

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.06)               (0.06)             (0.07)               --
From net realized gains                                       (1.07)                  --                 --                --
                                                      -------------        -------------      -------------     -------------
Total distributions declared to shareholders                  (1.13)               (0.06)             (0.07)               --

NET ASSET VALUE, END OF PERIOD                        $       14.03        $       13.94      $       12.14     $       10.47
Total return (f)                                               9.16%(g)(h)         15.33%(h)          16.67%             8.27%(g)(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                   1.96%(j)             1.98%              2.07%             2.49%(j)
Interest expense                                                 --%(j)(k)            --                 --                --
Net investment income (loss) (i)                               0.52%(j)             0.49%              0.63%            (0.60)%(j)
Waiver/reimbursement                                           0.01%(j)             0.01%                --              0.49%(j)
Portfolio turnover rate                                          39%(g)               94%               101%               50%(g)
Net assets, end of period (000's)                     $       1,014        $         453      $         291     $          24

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                (UNAUDITED)
                                SIX MONTHS
                                  ENDED               YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                 MARCH 31,           ---------------------------      SEPTEMBER 30,
CLASS G SHARES                     2006                 2005           2004 (a)        2003 (b)(c)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $     13.97          $   12.17         $   10.50      $        9.21

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                        0.05(d)            0.08(d)(e)        0.08(d)           (0.04)(d)
Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts                    1.17               1.78              1.67               1.33
                                -----------          ---------         ---------      -------------
Total from investment
  operations                           1.22               1.86              1.75               1.29

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
  income                              (0.06)             (0.06)            (0.08)                --
From net realized gains               (1.07)                --                --                 --
                                -----------          ---------         ---------      -------------
Total distributions
  declared to shareholders            (1.13)             (0.06)            (0.08)                --

NET ASSET VALUE,
END OF PERIOD                   $     14.06          $   13.97         $   12.17      $       10.50
Total return (f)                       9.17%(g)(h)       15.35%(h)         16.67%             14.01%(g)

RATIOS TO AVERAGE NET
ASSETS/ SUPPLEMENTAL DATA:
Expenses (i)                           1.91%(j)           1.93%             2.06%              2.31%(j)
Interest expense                         --%(j)(k)          --                --                 --
Net investment                         0.66%(j)           0.64%             0.64%             (0.47)%(j)
  income (loss) (i)
Waiver/reimbursement                   0.01%(j)           0.01%               --                 --
Portfolio turnover rate                  39%(g)             94%              101%                50%(g)
Net assets, end of
  period (000's)                $     2,816          $   4,326         $   7,502      $      11,074

                                                YEAR ENDED OCTOBER 31,
                                          ----------------------------------
CLASS G SHARES                              2002        2001          2000
----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                       $  12.10    $  16.73      $  18.08

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                              (0.19)      (0.10)        (0.15)
Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts                          (2.35)      (1.64)         1.25
                                          --------    --------      --------
Total from investment
  operations                                 (2.54)      (1.74)         1.10

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
  income                                        --          --            --
From net realized gains                      (0.35)      (2.89)        (2.45)
                                          --------    --------      --------
Total distributions
  declared to shareholders                   (0.35)      (2.89)        (2.45)

NET ASSET VALUE,
END OF PERIOD                             $   9.21    $  12.10      $  16.73
Total return (f)                            (21.85)%    (11.00)%(h)     7.12%(h)

RATIOS TO AVERAGE NET
ASSETS/ SUPPLEMENTAL DATA:
Expenses (i)                                  2.18%       2.13%         2.09%
Interest expense                                --          --            --
Net investment                               (1.15)%     (0.91)%       (0.83)%
  income (loss) (i)
Waiver/reimbursement                            --        0.02%         0.03%
Portfolio turnover rate                         99%        127%           72%
Net assets, end of
  period (000's)                          $ 16,791    $ 25,776      $ 30,555

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                (UNAUDITED)
                                SIX MONTHS
                                  ENDED               YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                 MARCH 31,           ---------------------------      SEPTEMBER 30,
CLASS T SHARES                     2006                 2005           2004 (a)        2003 (b)(c)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $     14.60          $   12.72         $   11.00      $        9.58

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                        0.09(d)            0.17(d)(e)        0.16(d)            0.03(d)
Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts                    1.25               1.86              1.76               1.39
                                -----------          ---------         ---------      -------------
Total from investment
  operations                           1.34               2.03              1.92               1.42

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                              (0.11)             (0.15)            (0.20)                --
In excess of net
  investment income                      --                 --                --                 --
From net realized gains               (1.07)                --                --                 --
                                -----------          ---------         ---------      -------------
Total distributions                   (1.18)             (0.15)            (0.20)                --
  declared to shareholders

NET ASSET VALUE,
END OF PERIOD                   $     14.76          $   14.60         $   12.72      $       11.00
Total return (g)                       9.61%(h)(i)       16.06%(i)         17.54%             14.82%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                           1.26%(k)           1.28%             1.38%              1.50%(k)
Interest expense                         --%(k)(l)          --                --                 --
Net investment                         1.27%(k)           1.22%             1.31%              0.35%(k)
  income (loss) (j)
Waiver/reimbursement                   0.01%(k)           0.01%               --                 --
Portfolio turnover rate                  39%(h)             94%              101%                50%(h)
Net assets, end of
  period (000's)                $   138,485          $ 134,792         $ 133,094      $     127,993

                                               YEAR ENDED OCTOBER 31,
                                        -------------------------------------
CLASS T SHARES                             2002         2001           2000
-----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $   12.48    $   17.05      $   18.28

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                             (0.05)       (0.02)         (0.02)
Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts                         (2.50)       (1.66)          1.25
                                        ---------    ---------      ---------
Total from investment
  operations                                (2.55)       (1.68)          1.23

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                                       --           --          (0.01)
In excess of net
  investment income                            --           --             --(f)
From net realized gains                     (0.35)       (2.89)         (2.45)
                                        ---------    ---------      ---------
Total distributions
  declared to shareholders                  (0.35)       (2.89)         (2.46)

NET ASSET VALUE,
END OF PERIOD                           $    9.58    $   12.48      $   17.05
Total return (g)                           (21.31)%     (10.27)%(i)       7.8%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                                 1.41%        1.39%          1.36%
Interest expense                               --           --             --
Net investment                              (0.38)%      (0.17)%        (0.10)%
  income (loss) (j)
Waiver/reimbursement                           --         0.01%            --
Portfolio turnover rate                        99%         127%            72%
Net assets, end of
  period (000's)                        $ 123,085    $ 180,435      $ 226,836

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f)  Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h)  Not annualized.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                (UNAUDITED)
                                SIX MONTHS
                                  ENDED               YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                 MARCH 31,           ---------------------------      SEPTEMBER 30,
CLASS Z SHARES                     2006                 2005           2004 (a)        2003 (b)(c)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $     14.87          $   12.95         $   11.24      $        9.75

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                        0.12(d)            0.21(d)(e)        0.20(d)            0.08(d)
Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts                    1.26               1.91              1.79               1.41
                                -----------          ---------         ---------      -------------
Total from investment
  operations                           1.38               2.12              1.99               1.49

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                              (0.13)             (0.20)            (0.28)                --
In excess of net                         --                 --                --                 --
  investment income
From net realized gains               (1.07)                --                --                 --
                                -----------          ---------         ---------      -------------
Total distributions
  declared to shareholders            (1.20)             (0.20)            (0.28)                --

NET ASSET VALUE,
END OF PERIOD                   $     15.05          $   14.87         $   12.95      $       11.24
Total return (g)                       9.72%(h)(i)       16.43%(i)         17.86%             15.28%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                           0.96%(k)           0.98%             1.06%              1.04%(k)
Interest expense                         --%(k)(l)          --                --                 --
Net investment income (j)              1.58%(k)           1.53%             1.62%              0.82%(k)
Waiver/reimbursement                   0.01%(k)           0.01%               --                 --
Portfolio turnover rate                  39%(h)             94%              101%                50%(h)
Net assets, end of
  period (000's)                $   273,723          $ 283,187         $ 283,469      $     224,137

                                               YEAR ENDED OCTOBER 31,
                                       --------------------------------------
CLASS Z SHARES                            2002         2001           2000
-----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $    12.65    $    17.17    $    18.35

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                             (0.02)         0.02          0.04
Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts                         (2.53)        (1.65)         1.25
                                       ----------    ----------    ----------
Total from investment
  operations                                (2.55)        (1.63)         1.29

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                                       --            --         (0.02)
In excess of net                               --            --            --(f)
  investment income
From net realized gains                     (0.35)        (2.89)        (2.45)
                                       ----------    ----------    ----------
Total distributions
  declared to shareholders                  (0.35)        (2.89)        (2.47)

NET ASSET VALUE,
END OF PERIOD                          $     9.75    $    12.65    $    17.17
Total return (g)                           (20.96)%       (9.91)%        8.22%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                                 0.98%         1.00%         1.00%
Interest expense                               --            --            --
Net investment income (j)                    0.05%         0.22%         0.26%
Waiver/reimbursement                           --            --            --
Portfolio turnover rate                        99%          127%           72%
Net assets, end of
  period (000's)                       $  167,867    $  152,002    $  164,864

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f)  Rounds to less than $0.01 per share.
(g)  Total return at net asset value assuming all distributions reinvested.
(h)  Not annualized.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                      COLUMBIA COMMON STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                (UNAUDITED)
                                SIX MONTHS
                                  ENDED                YEAR ENDED SEPTEMBER 30,         PERIOD ENDED
                                 MARCH 31,           ---------------------------        SEPTEMBER 30,
CLASS A SHARES                     2006               2005 (a)          2004 (b)          2003 (c)(d)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $     13.59          $   12.01         $   11.22        $       10.08

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                          --(e)(f)         0.07(e)(g)          --(e)(f)           0.03(e)
Net realized and
  unrealized gain (loss)
  on investments                       0.92               1.93              0.80                 1.16
                                -----------          ---------         ---------        -------------
Total from investment
  operations                           0.92               2.00              0.80                 1.19

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                              (0.01)             (0.07)            (0.01)               (0.05)
In excess of net                         --                 --                --                   --
  investment income
From net realized gains               (0.76)             (0.35)               --                   --
                                -----------          ---------         ---------        -------------
Total distributions
  declared to shareholders            (0.77)             (0.42)            (0.01)               (0.05)

NET ASSET VALUE,
END OF PERIOD                   $     13.74          $   13.59         $   12.01        $       11.22
Total return (h)                       6.98%(i)(j)       16.98%(j)          7.09%(j)            11.82%(i)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                           1.14%(l)           1.24%             1.35%                1.48%(l)
Net investment
  income (loss) (k)                   (0.02)%(l)          0.59%            (0.02)%               0.37%(l)
Waiver/reimbursement                   0.11%(l)           0.09%               --%(m)               --
Portfolio turnover rate                  29%(i)            105%              115%                  55%(i)
Net assets, end of
  period (000's)                $    11,292          $  10,393         $   9,304        $       7,570

                                           YEAR ENDED OCTOBER 31,
                                --------------------------------------------
CLASS A SHARES                     2002              2001            2000
----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $    12.74       $    16.41       $    16.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
  income (loss)                       0.03(e)          0.02             0.04
Net realized and
  unrealized gain (loss)
  on investments                     (2.23)           (2.38)            1.34
                                ----------       ----------       ----------
Total from investment
  operations                         (2.20)           (2.36)            1.38

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                             (0.02)           (0.03)           (0.06)
In excess of net
  investment income                     --               --(f)            --
From net realized gains              (0.44)           (1.28)           (0.91)
                                ----------       ----------       ----------
Total distributions
  declared to shareholders           (0.46)           (1.31)           (0.97)

NET ASSET VALUE,
END OF PERIOD                   $    10.08       $    12.74       $    16.41
Total return (h)                    (18.14)%(j)      (15.34)%(j)        9.27%(j)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                          1.28%            1.19%            1.14%
Net investment
  income (loss) (k)                   0.25%            0.22%            0.30%
Waiver/reimbursement                  0.24%            0.03%            0.10%
Portfolio turnover rate                 13%              19%              42%
Net assets, end of
  period (000's)                $       15       $       60       $      156

(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i)  Not annualized.
(j) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(k)  The benefits derived from custody credits had an impact of less than 0.01%.
(l)  Annualized.
(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS B SHARES                              2006                 2005(a)           2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     13.12          $     11.68         $     10.99       $        9.90

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss                           (0.05)(e)            (0.04)(e)(f)        (0.09)(e)           (0.04)(e)
Net realized and
  unrealized gain (loss)
  on investments                               0.89                 1.88                0.78                1.14
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   0.84                 1.84                0.69                1.10

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                                         --                (0.05)                 --               (0.01)
From net realized gains                       (0.76)               (0.35)                 --                  --
                                        -----------          -----------         -----------       -------------
Total distributions
  declared to shareholders                    (0.76)               (0.40)                 --               (0.01)

NET ASSET VALUE,
END OF PERIOD                           $     13.20          $     13.12         $     11.68       $       10.99
Total return (g)                               6.62%(h)(i)         16.02%(h)            6.28%(h)           11.12%(i)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                                   1.89%(k)             1.99%               2.09%               2.19%(k)
Net investment loss (j)                       (0.77)%(k)           (0.31)%             (0.76)%             (0.38)%(k)
Waiver/reimbursement                           0.11%(k)             0.09%                 --%(l)              --
Portfolio turnover rate                          29%(i)              105%                115%                 55%(i)
Net assets, end of
  period (000's)                        $     6,358          $     6,628         $     3,425       $       1,755

                                               YEAR ENDED OCTOBER 31,
                                     ---------------------------------------
CLASS B SHARES                          2002           2001          2000
----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $   12.59      $   16.32      $   15.97

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss                      (0.06)(e)      (0.07)         (0.07)
Net realized and
  unrealized gain (loss)
  on investments                         (2.19)         (2.38)          1.33
                                     ---------      ---------      ---------
Total from investment
  operations                             (2.25)         (2.45)          1.26

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment
  income                                    --             --             --
From net realized gains                  (0.44)         (1.28)         (0.91)
                                     ---------      ---------      ---------
Total distributions
  declared to shareholders               (0.44)         (1.28)         (0.91)

NET ASSET VALUE,
END OF PERIOD                        $    9.90      $   12.59      $   16.32
Total return (g)                        (18.75)%(h)    (15.95)%(h)      8.38%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                              2.02%          1.96%          1.89%
Net investment loss (j)                  (0.49)%        (0.55)%        (0.45)%
Waiver/reimbursement                      0.02%          0.04%          0.18%
Portfolio turnover rate                     13%            19%            42%
Net assets, end of
  period (000's)                     $      55      $     109      $     129

(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class B shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED                YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                                      MARCH 31,           ---------------------------       SEPTEMBER 30,
CLASS C SHARES                                              2006            2005 (a)         2004 (b)        2003 (c)(d)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.13          $    11.68       $    10.99       $       10.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                                    (0.05)              (0.03)(f)        (0.09)              (0.04)
Net realized and unrealized gain on investments             0.89                1.88             0.78                0.83
                                                    ------------          ----------       ----------       -------------
Total from investment operations                            0.84                1.85             0.69                0.79

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --               (0.05)              --                  --
From net realized gains                                    (0.76)              (0.35)              --               (0.01)
                                                    ------------          ----------       ----------       -------------
Total distributions declared to shareholders               (0.76)              (0.40)              --               (0.01)

NET ASSET VALUE, END OF PERIOD                      $      13.21          $    13.13       $    11.68       $       10.99
Total return (g)                                            6.62%(h)(i)        16.10%(h)         6.28%(h)            7.74%(i)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.89%(k)            1.99%            2.09%               2.18%(k)
Net investment loss (j)                                    (0.77)%(k)          (0.25)%          (0.74)%             (0.42)%(k)
Waiver/reimbursement                                        0.11%(k)            0.09%              --%(l)              --
Portfolio turnover rate                                       29%(i)             105%             115%                 55%(i)
Net assets, end of period (000's)                   $        974          $      605       $      345       $         223

(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS G SHARES                              2006                 2005(a)           2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     13.00          $     11.57         $     10.89       $        9.82

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                               (0.05)(e)               --(e)(f)(g)      (0.09)(e)           (0.02)(e)
Net realized and unrealized
  gain (loss) on investments                   0.89                 1.83                0.77                1.10
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   0.84                 1.83                0.68                1.08

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                       --                (0.05)                 --               (0.01)
From net realized gains                       (0.76)               (0.35)                 --                  --
                                        -----------          -----------         -----------       -------------
Total distributions declared
  to shareholders                             (0.76)               (0.40)                 --               (0.01)

NET ASSET VALUE,
END OF PERIOD                           $     13.08          $     13.00         $     11.57       $       10.89
Total return (h)                               6.69%(i)(j)         16.10%(i)            6.24%(i)           11.00%(i)(j)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                                   1.84%(l)             1.94%               2.09%               2.19%(l)
Net investment
  income (loss) (k)                           (0.72)%(l)            0.03%              (0.77)%             (0.28)%(l)
Waiver/reimbursement                           0.11%(l)             0.09%               0.02%               0.05%(l)
Portfolio turnover rate                          29%(j)              105%                115%                 55%(j)
Net assets, end
  of period (000's)                     $     5,867          $     9,218         $    16,419       $      28,917

                                                    YEAR ENDED OCTOBER 31,
                                       ---------------------------------------
CLASS G SHARES                           2002            2001           2000
------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $   12.50      $   16.23      $   15.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                            (0.06)(e)      (0.09)         (0.10)
Net realized and unrealized
  gain (loss) on investments               (2.18)         (2.36)          1.34
                                       ---------      ---------      ---------
Total from investment
  operations                               (2.24)         (2.45)          1.24

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                    --             --             --
From net realized gains                    (0.44)         (1.28)         (0.91)
                                       ---------      ---------      ---------
Total distributions declared
  to shareholders                          (0.44)         (1.28)         (0.91)

NET ASSET VALUE,
END OF PERIOD                          $    9.82      $   12.50      $   16.23
Total return (h)                          (18.80)%(i)    (16.11)%         8.35%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                                2.08%          2.05%          2.04%
Net investment
  income (loss) (k)                        (0.55)%        (0.64)%        (0.60)%
Waiver/reimbursement                        0.02%            --             --
Portfolio turnover rate                       13%            19%            42%
Net assets, end
  of period (000's)                    $  31,407      $  48,512      $  61,857

(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j)  Not annualized.
(k)  The benefits derived from custody credits had an impact of less than 0.01%.
(l)  Annualized.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS T SHARES                              2006              2005 (a)             2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     13.52          $     11.95         $     11.18       $       10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                                  --(e)(f)           0.07(e)(g)         (0.01)(e)            0.04(e)
Net realized and
  unrealized gain (loss)
  on investments                               0.92                 1.92                0.78                1.14
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   0.92                 1.99                0.77                1.18

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                    (0.01)               (0.07)                 --(f)            (0.05)
In excess of net
  investment income                              --                   --                  --                  --
From net realized gains                       (0.76)               (0.35)                 --                  --
                                        -----------          -----------         -----------       -------------
Total distributions
  declared to shareholders                    (0.77)               (0.42)                 --               (0.05)

NET ASSET VALUE,
END OF PERIOD                           $     13.67          $     13.52         $     11.95       $       11.18
Total return (h)                               6.97%(i)(j)         16.97%(i)            6.92%(i)           11.76%(j)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                                   1.19%(l)             1.29%               1.40%               1.46%(l)
Net investment
  income (loss) (k)                           (0.07)%(l)            0.57%              (0.07)%              0.45%(l)
Waiver/reimbursement                           0.11%(l)             0.09%                 --%(m)              --
Portfolio turnover rate                          29%(j)              105%                115%                 55%(j)
Net assets, end
  of period (000's)                     $   178,406          $   180,345         $   179,310       $     185,938

                                               YEAR ENDED OCTOBER 31,
                                     ---------------------------------------
CLASS T SHARES                          2002          2001           2000
----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $   12.70      $   16.37      $   15.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                           0.02(e)        0.02           0.02
Net realized and
  unrealized gain (loss)
  on investments                         (2.22)         (2.39)          1.33
                                     ---------      ---------      ---------
Total from investment
  operations                             (2.20)         (2.37)          1.35

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income               (0.01)         (0.02)         (0.05)
In excess of net
  investment income                         --             --(f)          --(f)
From net realized gains                  (0.44)         (1.28)         (0.91)
                                     ---------      ---------      ---------
Total distributions
  declared to shareholders               (0.45)         (1.30)         (0.96)

NET ASSET VALUE,
END OF PERIOD                        $   10.05      $   12.70      $   16.37
Total return (h)                        (18.16)%(i)    (15.46)%(i)      9.06%(i)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                              1.35%          1.34%          1.28%
Net investment
  income (loss) (k)                       0.18%          0.07%          0.16%
Waiver/reimbursement                      0.01%          0.02%          0.09%
Portfolio turnover rate                     13%            19%            42%
Net assets, end
  of period (000's)                  $ 180,269      $ 259,884      $ 217,423

(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j)  Not annualized.
(k)  The benefits derived from custody credits had an impact of less than 0.01%.
(l)  Annualized.
(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS Z SHARES                              2006               2005 (a)            2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     13.66          $     12.05         $     11.25       $       10.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.02(e)              0.09(e)(f)          0.03(e)             0.08(e)
Net realized and
  unrealized gain (loss)
  on investments                               0.92                 1.95                0.79                1.15
                                        -----------          -----------         -----------         -----------
Total from investment
  operations                                   0.94                 2.04                0.82                1.23

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                    (0.04)               (0.08)              (0.02)              (0.09)
In excess of net
  investment income                              --                   --                  --                  --
From net realized gains                       (0.76)               (0.35)                 --                  --
                                        -----------          -----------         -----------         -----------
Total distributions
  declared to shareholders                    (0.80)               (0.43)              (0.02)              (0.09)

NET ASSET VALUE, END OF PERIOD          $     13.80          $     13.66         $     12.05       $       11.25
Total return (h)                               7.12%(i)(j)         17.25%(i)            7.28%(i)           12.20%(j)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                                   0.89%(l)             0.99%               1.07%               1.03%(l)
Net investment
  income (k)                                   0.23%(l)             0.67%               0.26%               0.89%(l)
Waiver/reimbursement                           0.11%(l)             0.09%                 --%(m)              --
Portfolio turnover rate                          29%(j)              105%                115%                 55%(j)
Net assets, end
  of period (000's)                     $   283,707          $   310,472         $   175,124       $     190,195

                                                YEAR ENDED OCTOBER 31,
                                      ---------------------------------------
CLASS Z SHARES                          2002           2001           2000
-----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $   12.77      $   16.43      $   16.02

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.07(e)        0.06           0.08
Net realized and
  unrealized gain (loss)
  on investments                          (2.23)         (2.39)          1.32
                                      ---------      ---------      ---------
Total from investment
  operations                              (2.16)         (2.33)          1.40

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                (0.06)         (0.05)         (0.08)
In excess of net
  investment income                          --             --(g)          --(g)
From net realized gains                   (0.44)         (1.28)         (0.91)
                                      ---------      ---------      ---------
Total distributions
  declared to shareholders                (0.50)         (1.33)         (0.99)

NET ASSET VALUE, END OF PERIOD        $   10.11      $   12.77      $   16.43
Total return (h)                         (17.85)%(i)    (15.12)%         9.38%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                               0.97%          0.97%          1.00%
Net investment
  income (k)                               0.56%          0.44%          0.44%
Waiver/reimbursement                       0.03%            --             --
Portfolio turnover rate                      13%            19%            42%
Net assets, end
  of period (000's)                   $ 340,496      $ 460,302      $ 678,398

(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(g)  Rounds to less than $0.01 per share.
(h)  Total return at net asset value assuming all distributions reinvested.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j)  Not annualized.
(k)  The benefits derived from custody credits had an impact of less than 0.01%.
(l)  Annualized.
(m)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                    COLUMBIA SMALL CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS A SHARES                              2006               2005 (a)            2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     19.32          $     17.54         $     15.30       $       12.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (e)                           (0.03)               (0.06)              (0.07)              (0.04)
Net realized and
  unrealized gain (loss)
  on investments                               2.48                 2.91                2.75                3.35
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   2.45                 2.85                2.68                3.31

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net
  investment income                              --                   --                  --                  --
From net realized gains                       (1.45)               (1.07)              (0.44)              (0.65)
                                        -----------          -----------         -----------       -------------
Total distributions
  declared to shareholders                    (1.45)               (1.07)              (0.44)              (0.65)

NET ASSET VALUE,
END OF PERIOD                           $     20.32          $     19.32         $     17.54       $       15.30
Total return (f)(g)                           13.43%(h)            16.69%              17.73%              27.25%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                   1.13%(j)             1.13%               1.15%               1.24%(j)
Interest expense                                 --%(j)(k)            --                  --                  --
Net investment
  income (loss) (i)                           (0.29)%(j)           (0.31)%             (0.40)%             (0.28)%(j)
Waiver/reimbursement                             --%(j)(k)            --%(k)              --%(k)            0.02%(j)
Portfolio turnover rate                           6%(h)               16%                 26%                 19%(h)
Net assets, end of
  period (000's)                        $   216,834          $   211,527         $   211,502       $      57,462

                                                 YEAR ENDED OCTOBER 31,
                                        ---------------------------------------
CLASS A SHARES                            2002            2001           2000
-------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $   14.05      $   14.33      $   13.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (e)                         (0.03)          0.02           0.05
Net realized and
  unrealized gain (loss)
  on investments                            (0.07)          1.61           2.64
                                        ---------      ---------      ---------
Total from investment
  operations                                (0.10)          1.63           2.69

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net
  investment income                            --          (0.04)         (0.04)
From net realized gains                     (1.31)         (1.87)         (1.36)
                                        ---------      ---------      ---------
Total distributions
  declared to shareholders                  (1.31)         (1.91)         (1.40)

NET ASSET VALUE,
END OF PERIOD                           $   12.64      $   14.05      $   14.33
Total return (f)(g)                         (1.73)%        12.87%         22.26%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                 1.29%          1.23%          1.16%
Interest expense                               --             --             --
Net investment
  income (loss) (i)                         (0.19)%         0.17%          0.36%
Waiver/reimbursement                         0.01%          0.04%          0.16%
Portfolio turnover rate                        23%            46%            43%
Net assets, end of
  period (000's)                        $     210      $     168      $     189

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS B SHARES                              2006               2005 (a)            2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     18.56          $     16.89         $     14.75       $       12.31

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                       (0.10)               (0.19)              (0.19)              (0.15)
Net realized and
  unrealized gain (loss)
  on investments                               2.37                 2.81                2.67                3.24
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   2.27                 2.62                2.48                3.09

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                       (1.45)               (0.95)              (0.34)              (0.65)

NET ASSET VALUE,
END OF PERIOD                           $     19.38          $     18.56         $     16.89       $       14.75
Total return (f)(g)                           12.96%(h)            15.87%              16.96%              26.14%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                   1.88%(j)             1.88%               1.90%               2.10%(j)
Interest expense                                 --%(j)(k)            --                  --                  --
Net investment loss (i)                       (1.04)%(j)           (1.06)%             (1.15)%             (1.14)%(j)
Waiver/reimbursement                             --%(j)(k)            --%(k)              --%(k)            0.02%(j)
Portfolio turnover rate                           6%(h)               16%                 26%                 19%(h)
Net assets, end of
  period (000's)                        $    44,145          $    42,439         $    40,170       $      11,122

                                                YEAR ENDED OCTOBER 31,
                                       ---------------------------------------
CLASS B SHARES                            2002           2001           2000
------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $   13.82      $   14.19      $   12.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                    (0.14)         (0.10)         (0.05)
Net realized and
  unrealized gain (loss)
  on investments                           (0.06)          1.60           2.62
                                       ---------      ---------      ---------
Total from investment
  operations                               (0.20)          1.50           2.57

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                    (1.31)         (1.87)         (1.36)

NET ASSET VALUE,
END OF PERIOD                          $   12.31      $   13.82      $   14.19
Total return (f)(g)                        (2.55)%        11.91%         21.46%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                2.12%          2.08%          1.93%
Interest expense                              --             --             --
Net investment loss (i)                    (1.02)%        (0.68)%        (0.41)%
Waiver/reimbursement                        0.01%          0.07%          0.53%
Portfolio turnover rate                       23%            46%            43%
Net assets, end of
  period (000's)                       $     282      $     198      $     170

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED                YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                                      MARCH 31,           ---------------------------       SEPTEMBER 30,
CLASS C SHARES                                          2006               2005 (a)         2004 (b)        2003 (c)(d)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.57          $    16.91       $    14.77       $       12.55
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss (e)                                    (0.10)              (0.19)           (0.19)              (0.14)
Net realized and unrealized gain on investments             2.37                2.80             2.67                3.01
                                                    ------------          ----------       ----------       -------------
Total from investment operations                            2.27                2.61             2.48                2.87

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (1.45)              (0.95)           (0.34)              (0.65)

NET ASSET VALUE, END OF PERIOD                      $      19.39          $    18.57       $    16.91       $       14.77
Total return (f)(g)                                        12.96%(h)           15.79%           16.94%              23.90%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.88%(j)            1.88%            1.90%               2.03%(j)
Interest expense                                              --%(j)(k)           --               --                  --
Net investment loss (i)                                    (1.04)%(j)          (1.06)%          (1.15)%             (1.10)%(j)
Waiver/reimbursement                                         --%(j)(k)            --%(k)           --%(k)            0.02%(j)
Portfolio turnover rate                                        6%(h)              16%              26%                 19%(h)
Net assets, end of period (000's)                   $     53,254          $   56,163       $   64,686       $      12,670

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS G SHARES                              2006               2005 (a)            2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     18.40          $     16.75         $     14.63       $       12.22

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                       (0.09)               (0.18)              (0.18)              (0.12)
Net realized and
  unrealized gain (loss)
  on investments                               2.34                 2.78                2.64                3.18
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   2.25                 2.60                2.46                3.06

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                       (1.45)               (0.95)              (0.34)              (0.65)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF PERIOD                           $     19.20          $     18.40         $     16.75       $       14.63
Total return (f)                              12.97%(g)(h)         15.91%(g)           16.97%(g)           26.09%(g)(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                   1.83%(j)             1.83%               1.87%               2.10%(j)
Interest expense                                 --%(j)(k)            --                  --                  --
Net investment loss (i)                       (1.00)%(j)           (1.01)%             (1.11)%             (1.03)%(j)
Waiver/reimbursement                             --%(j)(k)            --%(k)              --%(k)            0.02%(j)
Portfolio turnover rate                           6%(h)               16%                 26%                 19%(h)
Net assets,
  end of period (000's)                 $     7,867          $     8,963         $    10,952       $      10,353

                                                YEAR ENDED OCTOBER 31,
                                     ---------------------------------------
CLASS G SHARES                          2002           2001          2000
----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $   13.72      $   14.13      $   12.96

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                  (0.14)         (0.11)         (0.10)
Net realized and
  unrealized gain (loss)
  on investments                         (0.05)          1.57           2.63
                                     ---------      ---------      ---------
Total from investment
  operations                             (0.19)          1.46           2.53

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                  (1.31)         (1.87)         (1.36)

NET ASSET VALUE,
END OF PERIOD                        $   12.22      $   13.72      $   14.13
Total return (f)                         (2.49)%(g)     11.73%         21.06%(g)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                              2.12%          2.21%          2.23%
Interest expense                            --             --             --
Net investment loss (i)                  (1.02)%        (0.80)%        (0.71)%
Waiver/reimbursement                      0.01%            --           0.18%
Portfolio turnover rate                     23%            46%            43%
Net assets,
  end of period (000's)              $   9,046      $   5,278      $   2,838

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS T SHARES                              2006               2005 (a)            2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     19.15          $     17.40         $     15.16       $       12.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (e)                           (0.03)               (0.07)              (0.08)              (0.03)
Net realized and
  unrealized gain (loss)
  on investments                               2.45                 2.88                2.74                3.29
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   2.42                 2.81                2.66                3.26

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                       --                   --                  --                  --
From net realized gains                       (1.45)               (1.06)              (0.42)              (0.65)
                                        -----------          -----------         -----------       -------------
Total distributions declared
  to shareholders                             (1.45)               (1.06)              (0.42)              (0.65)

NET ASSET VALUE,
END OF PERIOD                           $     20.12          $     19.15         $     17.40       $       15.16
Total return (g)                              13.36%(h)(i)         16.58%(h)           17.73%(h)           27.03%(h)(i)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                                   1.18%(k)             1.18%               1.21%               1.34%(k)
Interest expense                                 --%(k)(l)            --                  --                  --
Net investment
  income (loss) (j)                           (0.34)%(k)           (0.36)%             (0.45)%             (0.26)%(k)
Waiver/reimbursement                             --%(k)(l)            --%(l)              --%(l)            0.02%(k)
Portfolio turnover rate                           6%(i)               16%                 26%                 19%(i)
Net assets, end
  of period (000's)                     $   152,270          $   150,042         $   146,752       $     134,455

                                                YEAR ENDED OCTOBER 31,
                                     ---------------------------------------
CLASS T SHARES                         2002            2001          2000
----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $   13.96      $   14.25      $   12.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (e)                      (0.03)         --(f)           0.01
Net realized and
  unrealized gain (loss)
  on investments                         (0.07)          1.59           2.63
                                     ---------      ---------      ---------
Total from investment
  operations                             (0.10)          1.59           2.64

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                  --          (0.01)         (0.01)
From net realized gains                  (1.31)         (1.87)         (1.36)
                                     ---------      ---------      ---------
Total distributions declared
  to shareholders                        (1.31)         (1.88)         (1.37)

NET ASSET VALUE,
END OF PERIOD                        $   12.55      $   13.96      $   14.25
Total return (g)                         (1.75)%(h)     12.66%         21.96%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                              1.33%          1.42%          1.44%
Interest expense                            --             --             --
Net investment
  income (loss) (j)                      (0.23)%        (0.02)%         0.08%
Waiver/reimbursement                      0.01%            --           0.11%
Portfolio turnover rate                     23%            46%            43%
Net assets, end
  of period (000's)                  $ 115,468      $ 100,159      $  87,457

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was redesignated the Columbia Small Cap Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were renamed Liberty Small Cap Fund, Class T shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS Z SHARES                              2006               2005 (a)            2004 (b)         2003 (c)(d)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     19.54          $     17.73         $     15.45       $       12.75

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (e)                              --(f)             (0.01)              (0.03)               0.02
Net realized and
  unrealized gain (loss)
  on investments                               2.50                 2.94                2.80                3.34
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   2.50                 2.93                2.77                3.36

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                       --                   --                  --               (0.01)
From net realized gains                       (1.50)               (1.12)              (0.49)              (0.65)
                                        -----------          -----------         -----------       -------------
Total distributions declared
  to shareholders                             (1.50)               (1.12)              (0.49)              (0.66)

NET ASSET VALUE,
END OF PERIOD                           $     20.54          $     19.54         $     17.73       $       15.45
Total return (g)                              13.53%(h)(i)         16.96%(h)           18.12%(h)           27.44%(h)(i)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                                   0.88%(k)             0.88 %              0.90%               0.92%(k)
Interest expense                                 --%(k)(l)            --                  --                  --
Net investment
  income (loss) (j)                           (0.05)%(k)           (0.06)%             (0.15)%              0.14%(k)
Waiver/reimbursement                             --%(k)(l)            --%(k)              --%(k)            0.02%(k)
Portfolio turnover rate                           6%(i)               16%                 26%                 19%(i)
Net assets, end
  of period (000's)                     $ 1,013,530          $ 1,058,362         $ 1,101,312       $     789,666

                                                 YEAR ENDED OCTOBER 31,
                                        ---------------------------------------
CLASS Z SHARES                            2002           2001           2000
-------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $   14.11      $   14.38      $   13.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (e)                          0.03           0.07           0.08
Net realized and
  unrealized gain (loss)
  on investments                            (0.07)          1.60           2.65
                                        ---------      ---------      ---------
Total from investment
  operations                                (0.04)          1.67           2.73

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                  (0.01)         (0.07)         (0.06)
From net realized gains                     (1.31)         (1.87)         (1.36)
                                        ---------      ---------      ---------
Total distributions declared
  to shareholders                           (1.32)         (1.94)         (1.42)

NET ASSET VALUE,
END OF PERIOD                           $   12.75      $   14.11      $   14.38
Total return (g)                            (1.26)%(h)     13.20%         22.62%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                                 0.90%          0.92%          0.94%
Interest expense                               --             --             --
Net investment
  income (loss) (j)                          0.20%          0.48%          0.58%
Waiver/reimbursement                         0.01%            --             --
Portfolio turnover rate                        23%            46%            43%
Net assets, end
  of period (000's)                     $ 485,197      $ 425,687      $ 332,703

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c)  The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g)  Total return at net asset value assuming all distributions reinvested.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j)  The benefits derived from custody credits had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED                YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                                      MARCH 31,           ---------------------------       SEPTEMBER 30,
CLASS A SHARES                                          2006                 2005          2004 (a)          2003 (b)(c)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.15          $    15.94       $    14.10       $       11.74

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                    (0.08)              (0.18)           (0.19)              (0.17)
Net realized and unrealized gain on investments             3.12                2.39             2.03                2.53
                                                    ------------          ----------       ----------       -------------
Total from investment operations                            3.04                2.21             1.84                2.36

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (1.30)                 --               --                  --

NET ASSET VALUE, END OF PERIOD                      $      19.89          $    18.15       $    15.94       $       14.10
Total return (e)                                           17.74%(f)(g)        13.86%(f)        13.05%(f)           20.10%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.34%(i)            1.34%            1.35%               1.62%(i)
Net investment loss (h)                                    (0.90)%(i)          (1.07)%          (1.16)%             (1.42)%(i)
Waiver/reimbursement                                        0.01%(i)            0.02%            0.01%                 --
Portfolio turnover rate                                       76%(g)             110%              54%                123%(g)
Net assets, end of period (000's)                   $      6,217          $    5,287       $    4,586       $         384

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h)  The benefits derived from custody credits had an impact of less than 0.01%.
(i)  Annualized.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED                YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                                      MARCH 31,           ---------------------------       SEPTEMBER 30,
CLASS B SHARES                                          2006                 2005          2004 (a)          2003 (b)(c)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.82          $    14.88       $    13.26       $       11.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                    (0.14)              (0.29)           (0.29)              (0.25)
Net realized and unrealized gain on investments             2.87                2.23             1.91                2.38
                                                    ------------          ----------       ----------       -------------
Total from investment operations                            2.73                1.94             1.62                2.13

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (1.30)                 --               --                  --

NET ASSET VALUE, END OF PERIOD                      $      18.25          $    16.82       $    14.88       $       13.26
Total return (e)                                           17.28%(f)(g)        13.04%(f)        12.22%(f)           19.14%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                2.09%(i)            2.09%            2.09%               2.47%(i)
Net investment loss (h)                                    (1.64)%(i)          (1.82)%          (1.90)%             (2.24)%(i)
Waiver/reimbursement                                        0.01%(i)            0.02%            0.01%                 --
Portfolio turnover rate                                       76%(g)             110%              54%                123%(g)
Net assets, end of period (000's)                   $      2,551          $    2,398       $    1,826       $         203

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h)  The benefits derived from custody credits had an impact of less than 0.01%.
(i)  Annualized.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED                YEAR ENDED SEPTEMBER 30,        PERIOD ENDED
                                                      MARCH 31,           ---------------------------       SEPTEMBER 30,
CLASS C SHARES                                          2006                 2005          2004 (a)          2003 (b)(c)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.77          $    14.84       $    13.22       $       11.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                    (0.14)              (0.29)           (0.29)              (0.29)
Net realized and unrealized gain on investments             2.86                2.22             1.91                2.38
                                                    ------------          ----------       ----------       -------------
Total from investment operations                            2.72                1.93             1.62                2.09

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (1.30)                 --               --                  --

NET ASSET VALUE, END OF PERIOD                      $      18.19          $    16.77       $    14.84       $       13.22
Total return (e)                                           17.27%(f)(g)        13.01%(f)        12.25%(f)           18.78%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                2.09%(i)            2.09%            2.09%               2.84%(i)
Net investment loss (h)                                    (1.64)%(i)          (1.82)%          (1.90)%             (2.59)%(i)
Waiver/reimbursement                                        0.01%(i)            0.02%            0.01%                 --
Portfolio turnover rate                                       76%(g)             110%              54%                123%(g)
Net assets, end of period (000's)                   $        997          $    1,074       $      982       $          56

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h)  The benefits derived from custody credits had an impact of less than 0.01%.
(i)  Annualized.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS G SHARES                              2006                2005             2004 (a)           2003 (b)(c)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     16.79          $     14.85         $     13.24       $       10.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                           (0.13)(d)            (0.28)(d)           (0.30)(d)           (0.25)(d)
Net realized and unrealized
  gain (loss) on investments                   2.86                 2.22                1.91                2.84
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   2.73                 1.94                1.61                2.59

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                       (1.30)                  --                  --                  --
In excess of net realized gains                  --                   --                  --                  --
                                        -----------          -----------         -----------       -------------
Total distributions declared
  to shareholders                             (1.30)                  --                  --                  --

NET ASSET VALUE, END OF PERIOD          $     18.22          $     16.79         $     14.85       $       13.24
Total return (f)                              17.31%(g)(h)         13.06%(g)           12.16%(g)           24.32%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                   2.04%(j)             2.04%               2.16%               2.53%(j)
Net investment loss (i)                       (1.59)%(j)           (1.77)%             (1.98)%             (2.34)%(j)
Waiver/reimbursement                           0.01%(j)             0.02%               0.01%                 --
Portfolio turnover rate                          76%(h)              110%                 54%                123%(h)
Net assets, end of period (000's)       $     3,107          $     3,676         $     4,565       $       6,651

                                               YEAR ENDED OCTOBER 31,
                                     ---------------------------------------
CLASS G SHARES                          2002           2001          2000
----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $   14.30      $   21.10      $   15.31

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                      (0.27)(d)      (0.25)         (0.37)
Net realized and unrealized
  gain (loss) on investments             (3.38)         (3.15)          6.16
                                     ---------      ---------      ---------
Total from investment
  operations                             (3.65)         (3.40)          5.79

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                     --          (3.40)            --
In excess of net realized gains             --             --(e)          --
                                     ---------      ---------      ---------
Total distributions declared
  to shareholders                           --          (3.40)            --

NET ASSET VALUE, END OF PERIOD       $   10.65      $   14.30      $   21.10
Total return (f)                        (25.52)%(g)    (17.66)%        37.82%(g)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                              2.29%          2.25%          2.24%
Net investment loss (i)                  (1.97)%        (1.74)%        (1.79)%
Waiver/reimbursement                      0.03%            --           0.01%
Portfolio turnover rate                     96%            75%            91%
Net assets, end of period (000's)    $   9,148      $  15,190      $  18,936

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Liberty Small Company Equity Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                          MARCH 31,          -------------------------------       SEPTEMBER 30,
CLASS T SHARES                              2006                2005             2004 (a)           2003 (b)(c)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     18.11          $     15.92         $     14.09       $       11.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                           (0.09)(d)            (0.19)(d)           (0.20)(d)           (0.15)(d)
Net realized and
  unrealized gain (loss)
  on investments                               3.12                 2.38                2.03                3.01
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   3.03                 2.19                1.83                2.86

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                       (1.30)                  --                  --                  --
In excess of net
  realized gains                                 --                   --                  --                  --
                                        -----------          -----------         -----------       -------------
Total distributions
  declared to shareholders                    (1.30)                  --                  --                  --

NET ASSET VALUE,
END OF PERIOD                           $     19.84          $     18.11         $     15.92       $       14.09
Total return (f)                              17.72%(g)(h)         13.76%(g)           12.99%(g)          25.47%(g)(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                   1.39%(j)             1.39%               1.41%               1.54%(j)
Net investment loss (i)                       (0.95)%(j)           (1.12)%             (1.23)%             (1.35)%(j)
Waiver/reimbursement                           0.01%(j)             0.02%               0.02%               0.05%(j)
Portfolio turnover rate                          76%(h)              110%                 54%                123%(h)
Net assets, end of
  period (000's)                        $    74,362          $    67,374         $    68,359       $      66,780

                                                 YEAR ENDED OCTOBER 31,
                                         -------------------------------------
CLASS T SHARES                              2002           2001         2000
------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $   14.95      $   21.75    $   15.66

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                          (0.16)(d)      (0.17)       (0.22)
Net realized and
  unrealized gain (loss)
  on investments                             (3.56)         (3.23)        6.31
                                         ---------      ---------    ---------
Total from investment
  operations                                 (3.72)         (3.40)        6.09

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                         --          (3.40)          --
In excess of net
  realized gains                                --             --(e)        --
                                         ---------      ---------    ---------
Total distributions
  declared to shareholders                      --          (3.40)          --

NET ASSET VALUE,
END OF PERIOD                            $   11.23      $   14.95    $   21.75
Total return (f)                            (24.88)%(g)    (17.03)%      38.89%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                  1.46%          1.42%        1.44%
Net investment loss (i)                      (1.14)%        (0.91)%      (0.99)%
Waiver/reimbursement                          0.03%            --           --
Portfolio turnover rate                         96%            75%          91%
Net assets, end of
  period (000's)                         $  57,537      $  84,332    $ 125,427

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Liberty Small Company Equity Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        (UNAUDITED)
                                        SIX MONTHS
                                          ENDED                 YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                         MARCH 31,           -------------------------------       SEPTEMBER 30,
CLASS Z SHARES                             2006                 2005               2004 (a)         2003 (b)(c)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                     $     19.22          $     16.84         $     14.85       $       11.79

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss                           (0.06)(d)            (0.15)(d)           (0.15)(d)           (0.11)(d)
Net realized and unrealized
  gain (loss) on investments                   3.31                 2.53                2.14                3.17
                                        -----------          -----------         -----------       -------------
Total from investment
  operations                                   3.25                 2.38                1.99                3.06

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                       (1.30)                  --                  --                  --
In excess of net realized gains                  --                   --                  --                  --
                                        -----------          -----------         -----------       -------------
Total distributions declared
  to shareholders                             (1.30)                  --                  --                  --

NET ASSET VALUE, END OF PERIOD          $     21.17          $     19.22         $     16.84       $       14.85
Total return (f)                              17.85%(g)(h)         14.13%(g)           13.40%(g)           25.95%(h)

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                   1.09%(j)             1.09%               1.08%               1.12%(j)
Net investment loss (i)                       (0.64)%(j)           (0.82)%             (0.90)%             (0.93)%(j)
Waiver/reimbursement                           0.01%(j)             0.02%               0.01%                 --
Portfolio turnover rate                          76%(h)              110%                 54%                123%(h)
Net assets, end of
  period (000's)                        $   152,869          $   152,785         $   300,109       $     293,603

                                                YEAR ENDED OCTOBER 31,
                                       ---------------------------------------
CLASS Z SHARES                           2002           2001           2000
------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $   15.63      $   22.48      $   16.13

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss                        (0.11)(d)      (0.10)         (0.12)
Net realized and unrealized
  gain (loss) on investments               (3.73)         (3.35)          6.47
                                       ---------      ---------      ---------
Total from investment
  operations                               (3.84)         (3.45)          6.35

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                       --          (3.40)            --
In excess of net realized gains               --             --(e)          --
                                       ---------      ---------      ---------
Total distributions declared
  to shareholders                             --          (3.40)            --

NET ASSET VALUE, END OF PERIOD         $   11.79      $   15.63      $   22.48
Total return (f)                          (24.62)%(g)    (16.63)%        39.43%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                1.04%          1.03%          1.03%
Net investment loss (i)                    (0.72)%        (0.52)%        (0.58)%
Waiver/reimbursement                        0.01%            --             --
Portfolio turnover rate                       96%            75%            91%
Net assets, end of
  period (000's)                       $ 217,377      $ 318,414      $ 422,579

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Trust shares were redesignated Liberty Small Company Equity Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits had an impact of less than 0.01%.
(j)  Annualized.

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

NOTE 1. ORGANIZATION

The Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

     Columbia Asset Allocation Fund
     Columbia Large Cap Growth Fund
     Columbia Disciplined Value Fund
     Columbia Common Stock Fund
     Columbia Small Cap Core Fund
     Columbia Small Company Equity Fund

After the close of business on March 24, 2006, the Funds were re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Funds were a series of Columbia Funds Trust XI.

INVESTMENT GOALS

Columbia Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund seek long-term capital appreciation. Columbia Disciplined Value Fund seeks long-term capital appreciation, with income as a secondary goal. Columbia Common Stock Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. Columbia Small Company Equity Fund seeks capital appreciation.

FUND SHARES

The Funds may issue an unlimited number of shares. Each Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure. Columbia Small Cap Core Fund is closed to new investors and new accounts.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in eight years after purchase. Class G shares will convert to Class T shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

Columbia Asset Allocation Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

DELAYED DELIVERY SECURITIES

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

FUTURES CONTRACTS

Certain Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for Columbia Asset Allocation Fund, Columbia Disciplined Value Fund and Columbia Common Stock Fund. Dividends from net investment income are declared and paid annually for Columbia Large Cap Growth Fund, Columbia Small Cap Core Fund and Columbia Small Company Equity Fund. Net realized capital gains, if any, are distributed at least annually for all Funds.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended September 30, 2005 was as follows:

                                    ORDINARY      LONG-TERM
                                    INCOME*     CAPITAL GAINS
                                 ----------------------------
Columbia Asset Allocation Fund   $   6,823,700  $          --
Columbia Large Cap Growth Fund       1,323,138             --
Columbia Disciplined Value Fund      5,626,746             --
Columbia Common Stock Fund           2,102,205     10,843,055
Columbia Small Cap Core Fund        26,654,040     69,847,697

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

                                                                        NET
                                      UNREALIZED     UNREALIZED      UNREALIZED
                                     APPRECIATION   DEPRECIATION    APPRECIATION
                                    --------------------------------------------
Columbia Asset Allocation Fund      $  42,567,121  $  (4,953,452)  $  37,613,669
Columbia Large Cap Growth Fund        194,683,655     (7,914,924)    186,768,731
Columbia Disciplined Value Fund        64,693,376     (8,555,745)     56,137,631
Columbia Common Stock Fund             75,007,197     (6,114,135)     68,893,062
Columbia Small Cap Core Fund          468,479,911    (72,850,169)    395,629,742
Columbia Small Company Equity Fund     51,173,317     (1,890,079)     49,283,238

The following capital loss carryforwards, determined as of September 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                        COLUMBIA        COLUMBIA
                        LARGE CAP        COMMON
YEAR OF EXPIRATION     GROWTH FUND     STOCK FUND
--------------------  -------------  -------------
2006                  $   5,036,657  $          --
2007                      5,036,657             --
2009                    137,035,449     11,843,809
2010                     53,908,485     18,452,682
2011                     22,217,091             --
                      -------------  -------------
Total                 $ 223,234,339  $  30,296,491
                      =============  =============

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $176,932,413 ($5,036,657 expiring September 30, 2006, $5,036,657 expiring
September 30, 2007, $137,035,449 expiring September 30, 2009 and $29,823,650 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with the Columbia Growth Fund (See Note 10). Total capital loss carryforwards acquired in the current year from the Columbia

Growth Fund were $252,093,928 of which $18,845,258 were permanently lost and $56,316,257 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

All of the Columbia Common Stock Fund's capital loss carryforwards were acquired in the merger of Columbia

Large Cap Core Fund with Columbia Common Stock Fund (the "target fund") (See
Note 10). Total capital loss carryforwards acquired in the current year from the target fund were $38,131,153 of which $7,834,662 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards may be limited in a given year.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

                                       $200 MILLION   $500 MILLION    $1 BILLION    $1.5 BILLION    $2 BILLION
                            FIRST           TO             TO             TO             TO             TO
                        $200 MILLION   $500 MILLION    $1 BILLION    $1.5 BILLION    $2 BILLION     $3 BILLION
                        ------------   ------------   ------------   ------------   ------------   ------------
Columbia Asset
  Allocation Fund          0.650%         0.650%         0.600%         0.550%         0.500%         0.500%
Columbia Large Cap
  Growth Fund              0.700%         0.575%         0.450%         0.450%         0.450%         0.450%
Columbia Disciplined
  Value Fund               0.700%         0.700%         0.650%         0.600%         0.550%         0.550%
Columbia Common
  Stock Fund               0.700%         0.700%         0.650%         0.600%         0.550%         0.550%
Columbia Small Cap
  Core Fund                0.750%         0.750%         0.700%         0.650%         0.600%         0.550%
Columbia Small Company
  Equity Fund              0.750%         0.750%         0.700%         0.650%         0.650%         0.650%

                         $3 BILLION
                             TO            OVER
                         $6 BILLION     $6 BILLION
                        ------------   ------------
Columbia Asset
  Allocation Fund          0.480%         0.460%
Columbia Large Cap
  Growth Fund              0.450%         0.450%
Columbia Disciplined
  Value Fund               0.530%         0.510%
Columbia Common
  Stock Fund               0.530%         0.510%
Columbia Small Cap
  Core Fund                0.550%         0.550%
Columbia Small Company
  Equity Fund              0.650%         0.650%

For the six months ended March 31, 2006, the annualized effective investment advisory fee rates for the Funds, as a percentage of the Funds' average daily net assets, were as follows:

                                        EFFECTIVE
                                         FEE RATE
                                        ----------
Columbia Asset Allocation Fund            0.65%
Columbia Large Cap Growth Fund            0.51%
Columbia Disciplined Value Fund           0.70%
Columbia Common Stock Fund                0.70%
Columbia Small Cap Core Fund              0.70%
Columbia Small Company Equity Fund        0.75%

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the Pricing and Bookkeeping Agreement are paid by Columbia to State Street.

Under its Pricing and Bookkeeping Agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000 (exclusive of out-of-pocket charges and expenses).

Prior to November 1, 2005, Columbia received an annual fee based on the average daily net assets of each Fund and an additional annual fee of $10,000 from each Fund due to the multiple class structure. The annual pricing and bookkeeping rates were as follows:

     AVERAGE DAILY NET ASSETS                ANNUAL FEE RATE
     ------------------------                ---------------
     Under $50 million                          $  25,000
     Over $50 million but
       less than $200 million                      35,000
     Over $200 million but
       less than $500 million                      50,000
     Over $500 million but
       less than $1 billion                        85,000
     Over $1 billion                              125,000

The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the six-months ended March 31, 2006, the annualized effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, as a percentage of the Funds' average daily net assets, were as follows:

                                            ANNUALIZED
                                            EFFECTIVE
                                             FEE RATE
                                            ----------
Columbia Asset Allocation Fund                0.051%
Columbia Large Cap Growth Fund                0.011%
Columbia Disciplined Value Fund               0.026%
Columbia Common Stock Fund                    0.025%
Columbia Small Cap Core Fund                  0.011%
Columbia Small Company Equity Fund            0.038%

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. These amounts are included in "Other expenses" on the Statements of Operations. For the six-months ended March 31, 2006, the Funds paid fees to Columbia for such services as follows:

                                            FEES PAID
                                            ---------
Columbia Asset Allocation Fund               $ 1,304
Columbia Large Cap Growth Fund                 1,676
Columbia Disciplined Value Fund                1,321
Columbia Common Stock Fund                     1,346
Columbia Small Cap Core Fund                   1,674
Columbia Small Company Equity Fund             1,255

TRANSFER AGENT FEE

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account from the each Fund and was reimbursed for certain out-of-pocket expenses.

The Transfer Agent voluntarily waived a portion of its fees through October 31, 2005, to reflect the reduced contractual fees charged to the Funds effective November 1, 2005. For the six months ended March 31, 2006, fees waived by the Transfer Agent and the annualized effective fee rates for the Funds, inclusive of out-of-pocket expenses and net of fee waivers, as a percentage of the Funds' average daily net assets, were as follows:

                                            TRANSFER
                                              AGENT     ANNUALIZED
                                               FEE      EFFECTIVE
                                             WAIVED      FEE RATE
                                            --------    ----------
Columbia Asset Allocation Fund              $ 23,378        0.16%
Columbia Large Cap Growth Fund                65,695        0.13%
Columbia Disciplined Value Fund               16,593        0.10%
Columbia Common Stock Fund                    26,297        0.14%
Columbia Small Cap Core Fund                   1,265        0.06%
Columbia Small Company Equity Fund            12,755        0.13%

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Funds. For the six months ended March 31, 2006, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

                                    FRONT-END SALES CHARGE                        CDSC
                                    ----------------------  ------------------------------------------------
                                      CLASS A     CLASS T    CLASS A   CLASS B   CLASS C   CLASS G   CLASS T
                                    ----------  ----------  --------  --------  --------  --------  --------
Columbia Asset Allocation Fund      $    2,197  $    2,167  $     --  $  6,897  $     51  $ 21,442  $     --
Columbia Large Cap Growth Fund          32,660      27,106        24    12,500       157    36,264        --
Columbia Disciplined Value Fund          4,572       1,835         2     6,234         2     3,581        --
Columbia Common Stock Fund               2,640       1,736        --     8,225       213     8,502        --
Columbia Small Cap Core Fund            90,002      12,702        27    39,380       982     9,012        --
Columbia Small Company Equity Fund       1,720         639        24     3,536       101     2,559        --

The Funds have adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

                                                  DISTRIBUTION FEE                             SERVICE FEE
                                    -----------------------------------------   -----------------------------------------
                                     CLASS A    CLASS B    CLASS C    CLASS G    CLASS A    CLASS B    CLASS C    CLASS G
                                    --------   --------   --------   --------   --------   --------   --------   --------
Columbia Asset Allocation Fund          0.10%      0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
Columbia Large Cap Growth Fund          0.10%      0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
Columbia Disciplined Value Fund         0.10%      0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
Columbia Common Stock Fund              0.10%      0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
Columbia Small Cap Core Fund            0.10%      0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
Columbia Small Company Equity Fund      0.10%      0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%

The Funds do not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Funds, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder services fees.

EXPENSE LIMITS AND FEE WAIVERS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.89% annually of the average daily net assets for Columbia Common Stock Fund. This arrangement may be revised or discontinued by Columbia at any time.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets. Note 5. Portfolio Information

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                        U.S. GOVERNMENT SECURITIES
                                     --------------------------------
                                        PURCHASES          SALES
                                     ---------------  ---------------
Columbia Asset Allocation Fund       $    26,553,172  $    22,454,667

                                       OTHER INVESTMENT SECURITIES
                                     --------------------------------
                                        PURCHASES          SALES
                                     ---------------  ---------------
Columbia Asset Allocation Fund       $   133,422,073  $   170,197,541
Columbia Large Cap Growth Fund         1,041,206,338    1,351,862,608
Columbia Disciplined Value Fund          166,443,827      204,181,251
Columbia Common Stock Fund               143,292,246      206,932,434
Columbia Small Cap Core Fund              87,890,008      268,890,499
Columbia Small Company Equity Fund       170,716,793      205,193,385

NOTE 6. SHARES OF BENEFICIAL INTEREST

As of March 31, 2006, the following Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                                       % OF SHARES
                                         NUMBER OF     OUTSTANDING
                                       SHAREHOLDERS       HELD
                                       ------------   ------------
Columbia Asset Allocation Fund              1              5.3%
Columbia Large Cap Growth Fund              1             32.9
Columbia Disciplined Value Fund             1             51.1
Columbia Common Stock Fund                  1             22.5
Columbia Small Cap Core Fund                1             46.5
Columbia Small Company Equity Fund          1             48.5

NOTE 7. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

During the six months ended March 31, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Funds that participated in this arrangement were as follows:

                                                    WEIGHTED
                                                     AVERAGE
                                       AVERAGE      INTEREST
                                      BORROWINGS      RATES
                                     ------------  -----------
Columbia Large Cap Growth Fund       $ 16,000,000        4.875%
Columbia Disciplined Value Fund        16,000,000        4.813%
Columbia Small Cap Core Fund           23,000,000        4.813%

NOTE 8. OTHER

During the six months ended March 31, 2006, the Columbia Asset Allocation Fund had a trading error which caused a loss of $1,450 to the Fund. The Fund has subsequently been reimbursed by Columbia.

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc. (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Section 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the six months ended March 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

Columbia Asset Allocation Fund       $  3,029
Columbia Large Cap Growth Fund         11,621
Columbia Disciplined Value Fund         3,383
Columbia Common Stock Fund              4,019
Columbia Small Cap Core Fund           11,893
Columbia Small Company Equity Fund      1,813

NOTE 10. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on March 17, 2005, Columbia Growth Fund, a series of Columbia Funds Trust XI, merged into Columbia Large Cap Growth Fund. Columbia Large Cap Growth Fund received a tax-free transfer of assets from Columbia Growth Fund as follows:

             SHARES          NET ASSETS        UNREALIZED
             ISSUED           RECEIVED        APPRECIATION*
         -------------     -------------     ---------------
            34,544,160     $ 698,000,366     $    75,087,939

                             NET ASSETS
                            OF COLUMBIA         NET ASSETS
           NET ASSETS        LARGE CAP         OF COLUMBIA
           OF COLUMBIA      GROWTH FUND         LARGE CAP
           GROWTH FUND      IMMEDIATELY        GROWTH FUND
            PRIOR TO         PRIOR TO             AFTER
           COMBINATION      COMBINATION        COMBINATION
         -------------     -------------     ---------------
         $ 698,000,366     $ 902,362,481     $ 1,600,362,847

*    Unrealized appreciation is included in the Net Assets Received.

As of the end of business on March 17, 2005, Columbia Common Stock Fund, a series of Columbia Funds Trust XI, merged into Columbia Large Cap Core Fund. Columbia Large Cap Core Fund received a tax-free transfer of assets from Columbia Common Stock Fund as follows:

             SHARES          NET ASSETS        UNREALIZED
             ISSUED           RECEIVED        APPRECIATION*
         -------------     -------------     ---------------
            16,996,454     $ 213,171,601     $    16,036,196

                             NET ASSETS
                            OF COLUMBIA         NET ASSETS
           NET ASSETS        LARGE CAP         OF COLUMBIA
          OF COLUMBIA        CORE FUND          LARGE CAP
          COMMON STOCK      IMMEDIATELY         CORE FUND
         FUND PRIOR TO       PRIOR TO            AFTER
          COMBINATION       COMBINATION        COMBINATION
         -------------     -------------     ---------------
         $ 213,171,601     $ 367,205,776     $   580,377,377

*    Unrealized appreciation is included in the Net Assets Received.

Also, on September 23, 2005, Columbia Large Cap Core Fund was renamed Columbia Common Stock Fund.

NOTE 11. PROPOSED REORGANIZATION

The Board of Trustees approved a proposal to merge Columbia Small Company Equity Fund into Columbia Small Cap Growth Fund II. The proposal is subject to shareholder approval and the satisfaction of certain other conditions. The merger, if approved, is expected to be completed in the third quarter of 2006.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

                                                           COLUMBIA EQUITY FUNDS

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUNDS UNDER THE AGREEMENTS. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

INVESTMENT PERFORMANCE OF THE FUNDS AND COLUMBIA. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

THE COSTS OF THE SERVICES PROVIDED AND PROFITS REALIZED BY COLUMBIA AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUNDS. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

OTHER FACTORS. The Trustees also considered other factors, which included but were not limited to the following:

- the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

- the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

- so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

- the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION
BY INDEPENDENT FEE CONSULTANT

                                                           COLUMBIA EQUITY FUNDS

                    PREPARED PURSUANT TO THE FEBRUARY 9, 2005
                           ASSURANCE OF DISCONTINUANCE
                              BETWEEN THE OFFICE OF
                     ATTORNEY GENERAL OF NEW YORK STATE AND
                     COLUMBIA MANAGEMENT ADVISORS, INC. AND
                        COLUMBIA FUNDS DISTRIBUTOR, INC.

                                OCTOBER 11, 2005

I.   OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG(1)"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A.   DUTIES OF THE INDEPENDENT FEE CONSULTANT

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ...
Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)   Profit margins of CMA and its affiliates from supplying such services;

e)   Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B.   SOURCES OF INFORMATION USED IN MY EVALUATION

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Columbia Funds and

(1) Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

     comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.   I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C.   QUALIFICATIONS AND INDEPENDENCE

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II.  EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A.   GENERAL CONSIDERATIONS

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B.   CMG MANAGEMENT INTERVIEWS

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG.

My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C.   TRUSTEES' FEE AND PERFORMANCE EVALUATION PROCESS

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.   5th Lipper quintile in actual management fee;

b.   5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

     Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.


Respectfully submitted,
Erik R. Sirri

COLUMBIA FUNDS

                                                           Columbia Equity Funds

                 GROWTH FUNDS   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund

                   CORE FUNDS   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund

                  VALUE FUNDS   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor Fund

ASSET ALLOCATION/HYBRID FUNDS   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal(TM) Balanced Growth Portfolio
                                Columbia LifeGoal(TM) Growth Portfolio
                                Columbia LifeGoal(TM) Income Portfolio
                                Columbia LifeGoal(TM) Income and Growth Portfolio
                                Columbia Masters Global Equity Portfolio
                                Columbia Masters Heritage Portfolio
                                Columbia Masters International Equity Portfolio
                                Columbia Thermostat Fund

                  INDEX FUNDS   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund

             TAX-MANAGED FUND   Columbia Tax-Managed Growth Fund

              SPECIALTY FUNDS   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund

   GLOBAL/INTERNATIONAL FUNDS   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi-Advisor International Equity Fund
                                Columbia World Equity Fund

           TAXABLE BOND FUNDS   Columbia Conservative High Yield Fund
                                Columbia Core Bond Fund
                                Columbia Federal Securities Fund
                                Columbia High Income Fund
                                Columbia High Yield Opportunity Fund
                                Columbia Income Fund
                                Columbia Intermediate Bond Fund
                                Columbia Intermediate Core Bond Fund
                                Columbia Short Term Bond Fund
                                Columbia Strategic Income Fund
                                Columbia Total Return Bond Fund
                                Columbia U.S. Treasury Index Fund

        TAX-EXEMPT BOND FUNDS   Columbia California Tax-Exempt Fund
                                Columbia California Intermediate Municipal Bond Fund
                                Columbia Connecticut Tax-Exempt Fund
                                Columbia Connecticut Intermediate Municipal Bond Fund
                                Columbia Florida Intermediate Municipal Bond Fund
                                Columbia Georgia Intermediate Municipal Bond Fund
                                Columbia High Yield Municipal Fund
                                Columbia Intermediate Municipal Bond Fund
                                Columbia Massachusetts Intermediate Municipal Bond Fund
                                Columbia Massachusetts Tax-Exempt Fund
                                Columbia Maryland Intermediate Municipal Bond Fund
                                Columbia Municipal Income Fund
                                Columbia North Carolina Intermediate Municipal Bond Fund
                                Columbia New York Tax-Exempt Fund
                                Columbia New Jersey Intermediate Municipal Bond Fund
                                Columbia New York Intermediate Municipal Bond Fund
                                Columbia Oregon Intermediate Municipal Bond Fund
                                Columbia Rhode Island Intermediate Municipal Bond Fund
                                Columbia South Carolina Intermediate Municipal Bond Fund
                                Columbia Short Term Municipal Bond Fund
                                Columbia Tax-Exempt Fund
                                Columbia Tax-Exempt Insured Fund
                                Columbia Texas Intermediate Municipal Bond Fund
                                Columbia Virginia Intermediate Municipal Bond Fund

           MONEY MARKET FUNDS   Columbia California Tax-Exempt Reserves
                                Columbia Cash Reserves
                                Columbia Connecticut Municipal Reserves
                                Columbia Government Plus Reserves
                                Columbia Government Reserves
                                Columbia Massachusetts Municipal Reserves
                                Columbia Money Market Reserves
                                Columbia Municipal Reserves
                                Columbia New York Tax-Exempt Reserves
                                Columbia Prime Reserves
                                Columbia Tax-Exempt Reserves
                                Columbia Treasury Reserves

                                For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

                       This page intentionally left blank.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                           COLUMBIA EQUITY FUNDS

TRANSFER AGENT

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Management
Distributors, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA FUNDS SEMIANNUAL REPORT, MARCH 31, 2006

                                                                PRSRT STD
                                                              U.S. POSTAGE
                                                                  PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20

COLUMBIA MANAGEMENT.

(C)2006 COLUMBIA MANAGEMENT DISTRIBUTORS, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                             SHC-44/109618-0306 (05/06) 06/11105

                                    [GRAPHIC]



                         COLUMBIA DIVIDEND INCOME FUND

                               Semiannual Report
                                March 31, 2006

PRESIDENT'S MESSAGE
                    -----------------------------------------------------------
                                                 Columbia Dividend Income Fund

[PHOTO] Christopher L. Wilson



A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure--the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal/1/.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,
/s/ Christopher L. Wilson
Christopher L.Wilson
President, Columbia Funds
/1/PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Table of Contents


                    Performance Information.............  1

                    Fund Profile........................  2

                    Understanding Your Expenses.........  3

                    Financial Statements................  4

                    Investment Portfolio................  5

                    Statement of Assets and Liabilities. 10

                    Statement of Operations............. 12

                    Statement of Changes in Net Assets.. 13

                    Financial Highlights................ 15

                    Notes to Financial Statements....... 21

                    Board Consideration and Approval of
                    Investment Advisory Agreements...... 27

                    Summary of Management Fee Evaluation
                    by Independent Fee Consultant....... 30

                    Columbia Funds...................... 34

                    Important Information
                    About This Report................... 36

The views expressed in the President's Message reflect the current views of Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and Columbia Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

Performance Information
                                                  Columbia Dividend Income Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

  GROWTH OF A $10,000 INVESTMENT 03/04/98 - 03/31/06 ($)

                          Share class
                          ---------------------------
                          Sales charge WITHOUT  WITH
                          ---------------------------

                            Class A    16,429  15,485

                            Class B    15,556  15,556

                            Class C    15,544  15,544

                            Class G    15,554  15,554

                            Class T    16,396  15,453

                            Class Z    16,971   n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/06 (%)

SHARE CLASS         A            B            C            G             T          Z
------------- ------------- ------------ ------------ ------------ ------------- --------
INCEPTION       11/25/02      11/25/02     11/25/02     03/04/98     03/04/98    03/04/98
------------- ------------- ------------ ------------ ------------ ------------- --------
SALES CHARGE  WITHOUT WITH  WITHOUT WITH WITHOUT WITH WITHOUT WITH WITHOUT WITH  WITHOUT
------------- ------- ----- ------- ---- ------- ---- ------- ---- ------- ----- --------
6-month
 (cumulative)  5.52   -0.53  5.07   0.07  5.07   4.07  5.10   0.10  5.49   -0.55   5.65

1-year         9.57    3.28  8.67   3.67  8.68   7.68  8.74   3.74  9.51    3.23   9.84

5-year         5.03    3.79  4.23   3.89  4.21   4.21  4.23   3.71  4.99    3.75   5.41

Life           6.34    5.57  5.63   5.63  5.62   5.62  5.62   5.62  6.32    5.54   6.77

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.
Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS. Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception. The returns shown for class T and G shares include the returns of Retail A shares (for class T) and Retail B shares (for class G) of the Galaxy fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the Fund and the date the Galaxy fund merged into the existing fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the fund.
Retail A shares and Retail B shares of the Galaxy fund were initially offered on March 4, 1998. The returns for class Z shares include returns of Trust shares of the Galaxy fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund. Trust shares were initially offered by the Galaxy fund on March 4, 1998.

Net asset value per share

                            as of 03/31/06 ($)
                            Class A            12.52
                            Class B            12.26
                            Class C            12.25
                            Class G            12.25
                            Class T            12.52
                            Class Z            12.52

Distributions declared per share

                          10/01/05 - 03/31/06 ($)
                          Class A                 0.15
                          Class B                 0.10
                          Class C                 0.10
                          Class G                 0.11
                          Class T                 0.15
                          Class Z                 0.17

Fund Profile
                                                  Columbia Dividend Income Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Summary

                                         [GRAPHIC] +5.52%
                                                   Class A Shares

                                                   +7.27%
                                                   Russell 1000 Value Index


                                    [GRAPHIC]


Summary

..  For the six-month period ended March 31, 2006, the Columbia Dividend Income
   Fund's Class A Shares returned 5.52% without sales charge. The fund's benchmark, the Russell 1000 Value Index, returned 7.27% for the same period./1/ The average return of its peer group, the Lipper Equity Income Funds Category, was 6.09%./2/ Because the fund emphasizes companies that pay dividends, it had less exposure to the strongest performers in the energy and materials sectors, which were generally smaller, more volatile companies that do not pay the dividend returns the fund seeks.

.. Concerned that rising energy expenses, rising interest rates and a slowdown in the housing market would curtail consumer spending, the fund's managers positioned the portfolio with less exposure than the index to consumer discretionary stocks. This decision aided performance as consumer discretionary stocks were generally weak during the period. In addition, stock selection in consumer discretionary was favorable. The fund owned department stores JC Penney Co., Inc. (1.0% of net assets), and Federated Department Stores, Inc. (0.5% of net assets), which gained ground as both companies restructured their operations. Elsewhere in the portfolio, a decision to avoid General Motors in the automotive sector also aided performance. And an overweight in telephone companies worked in the fund's favor as merger activity raised investor interest in the sector. Finally, financial and technology stocks did well for the portfolio both in terms of dividend income and total return.

.. The fund's Class A Shares dividend payment, which is one of its main objectives, has continued to climb. It was 0.15 cents for the six-month reporting period--62.5% higher than for the same six-month period one year ago. The fund's other main objective--total return--could benefit if the pace of economic growth slows and large, dividend-paying companies, which are the fund's focus, attract more investor attention.

Portfolio Management

SCOTT L. DAVIS, is a co-manager for the Fund and has co-managed the Fund since November 2001.

RICHARD DAHLBERG, is a co-manager of the Fund and has co-managed the Fund since October 2003.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.
Dividend payments are not guaranteed, and are paid only when declared by an issuer's Board of Trustees. The amount of a dividend payment, if any, can vary over time.
Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.
Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

/1/Russell 1000 Value Index is an index that tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
/2/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

UNDERSTANDING YOUR EXPENSES
                            ---------------------------------------------------
                                                 Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,055.20   1,019.70    5.38       5.29            1.05
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,050.71   1,015.96    9.20       9.05            1.80
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,050.71   1,015.96    9.20       9.05            1.80
-------------------------------------------------------------------------------------------------
Class G 1,000.00      1,000.00      1,051.01   1,016.21    8.95       8.80            1.75
-------------------------------------------------------------------------------------------------
Class T 1,000.00      1,000.00      1,054.90   1,019.45    5.64       5.54            1.10
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,056.49   1,020.94    4.10       4.03            0.80
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Investment Advisor and Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

FINANCIAL STATEMENTS
                           ----------------------------------------------------------
March 31, 2006 (Unaudited)                             Columbia Dividend Income Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

               INVESTMENT PORTFOLIO
                                          -----------------------
               March 31, 2006 (Unaudited)      Columbia Dividend
                                                     Income Fund

Common Stocks - 91.2%

CONSUMER DISCRETIONARY - 5.8%                                              Shares  Value ($)
------------------------------------ ------------------------------------ ------- ----------
Hotels, Restaurants & Leisure - 1.2% McDonald's Corp.                     192,000  6,597,120
                                              Hotels, Restaurants & Leisure Total  6,597,120
                                     ------------------------------------ ------- ----------
                        Media - 2.0% CBS Corp.                            216,000  5,179,680
                                     Interpublic Group of Companies, Inc.   2,716     25,965
                                     McGraw-Hill Companies, Inc.           56,000  3,226,720
                                     Meredith Corp.                        51,000  2,845,290
                                                                      Media Total 11,277,655
                                     ------------------------------------ ------- ----------
             Multiline Retail - 1.5% Federated Department Stores, Inc.     38,000  2,774,000
                                     JC Penney Co., Inc.                   89,000  5,376,490
                                                           Multiline Retail Total  8,150,490
                                     ------------------------------------ ------- ----------
             Specialty Retail - 1.1% Sherwin-Williams Co.                 118,000  5,833,920
                                                           Specialty Retail Total  5,833,920
                                                                                  ----------
                                                     CONSUMER DISCRETIONARY TOTAL 31,859,185

CONSUMER STAPLES - 9.0%
------------------------------------ ------------------------------------ ------- ----------
                    Beverages - 2.9% Anheuser-Busch Companies, Inc.        62,000  2,651,740
                                     Diageo PLC, ADR                      141,000  8,943,630
                                     PepsiCo, Inc.                         75,000  4,334,250
                                                                  Beverages Total 15,929,620
                                     ------------------------------------ ------- ----------
                Food Products - 0.5% General Mills, Inc.                   55,000  2,787,400
                                                              Food Products Total  2,787,400
                                     ------------------------------------ ------- ----------
           Household Products - 2.4% Clorox Co.                            70,000  4,189,500
                                     Kimberly-Clark Corp.                  91,000  5,259,800
                                     Procter & Gamble Co.                  62,000  3,572,440
                                                         Household Products Total 13,021,740
                                     ------------------------------------ ------- ----------
                      Tobacco - 3.2% Altria Group, Inc.                   148,500 10,522,710
                                     Reynolds American, Inc.               44,000  4,642,000
                                     UST, Inc.                             60,000  2,496,000
                                                                    Tobacco Total 17,660,710
                                                                                  ----------
                                                           CONSUMER STAPLES TOTAL 49,399,470

ENERGY - 9.2%
------------------------------------ ------------------------------------ ------- ----------
  Oil, Gas & Consumable Fuels - 9.2% BP PLC, ADR                          146,500 10,099,710
                                     Chevron Corp.                        145,000  8,405,650
                                     Exxon Mobil Corp.                    356,000 21,666,160
                                     Kinder Morgan, Inc.                   58,000  5,335,420
                                     Royal Dutch Shell PLC, Class A, ADR   73,000  4,544,980
                                                Oil, Gas & Consumable Fuels Total 50,051,920
                                                                                  ----------
                                                                     ENERGY TOTAL 50,051,920

FINANCIALS - 27.7%
------------------------------------ ------------------------------------ ------- ----------
              Capital Markets - 3.7% Bank of New York Co., Inc.           138,000  4,973,520
                                     Federated Investors, Inc., Class B   242,000  9,450,100
                                     Morgan Stanley                        90,000  5,653,800
                                                            Capital Markets Total 20,077,420

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)      Columbia Dividend
                                                     Income Fund

Common Stocks - (continued)

FINANCIALS - (continued)                                                      Shares   Value ($)
--------------------------------------- ------------------------------------ ------- -----------
                Commercial Banks - 5.7% National City Corp.                  160,000   5,584,000
                                        PNC Financial Services Group, Inc.    43,000   2,894,330
                                        U.S. Bancorp                         263,000   8,021,500
                                        Wachovia Corp.                       151,000   8,463,550
                                        Wells Fargo & Co.                     98,000   6,259,260
                                                              Commercial Banks Total  31,222,640
                                        ------------------------------------ ------- -----------
  Diversified Financial Services - 5.2% Citigroup, Inc.                      378,000  17,852,940
                                        JPMorgan Chase & Co.                 262,000  10,909,680
                                                Diversified Financial Services Total  28,762,620
                                        ------------------------------------ ------- -----------
                       Insurance - 8.8% Arthur J. Gallagher & Co.            214,000   5,951,340
                                        Chubb Corp.                           52,000   4,962,880
                                        Lincoln National Corp.               179,000   9,771,610
                                        MBIA, Inc.                            82,000   4,930,660
                                        St Paul Travelers Companies, Inc.    183,000   7,647,570
                                        UnumProvident Corp.                  256,000   5,242,880
                                        Willis Group Holdings Ltd.           216,000   7,400,160
                                        XL Capital Ltd.                       40,000   2,564,400
                                                                     Insurance Total  48,471,500
                                        ------------------------------------ ------- -----------
                     Real Estate - 2.6% Archstone-Smith Trust, REIT           45,000   2,194,650
                                        AvalonBay Communities, Inc., REIT      7,500     818,250
                                        Equity Office Properties Trust, REIT  64,000   2,149,120
                                        Kimco Realty Corp., REIT              72,000   2,926,080
                                        New Plan Excel Realty Trust, REIT    190,000   4,928,600
                                        Vornado Realty Trust, REIT            10,500   1,008,000
                                                                   Real Estate Total  14,024,700
                                        ------------------------------------ ------- -----------
      Thrifts & Mortgage Finance - 1.7% Freddie Mac                          150,000   9,150,000
                                                    Thrifts & Mortgage Finance Total   9,150,000
                                                                                     -----------
                                                                    FINANCIALS TOTAL 151,708,880

HEALTH CARE - 9.5%
--------------------------------------- ------------------------------------ ------- -----------
Health Care Providers & Services - 0.7% Aetna, Inc.                           76,000   3,734,640
                                              Health Care Providers & Services Total   3,734,640
                                        ------------------------------------ ------- -----------
                 Pharmaceuticals - 8.8% Abbott Laboratories                  145,000   6,158,150
                                        GlaxoSmithKline PLC, ADR             154,000   8,055,740
                                        Merck & Co., Inc.                    143,000   5,037,890
                                        Novartis AG, ADR                     156,000   8,648,640
                                        Pfizer, Inc.                         820,000  20,434,400
                                                               Pharmaceuticals Total  48,334,820
                                                                                     -----------
                                                                   HEALTH CARE TOTAL  52,069,460

INDUSTRIALS - 9.3%
--------------------------------------- ------------------------------------ ------- -----------
             Aerospace & Defense - 2.3% Boeing Co.                            60,000   4,675,800
                                        Raytheon Co.                          66,000   3,025,440
                                        United Technologies Corp.             88,000   5,101,360
                                                           Aerospace & Defense Total  12,802,600
                                        ------------------------------------ ------- -----------
  Commercial Services & Supplies - 1.3% Waste Management, Inc.               206,000   7,271,800
                                                Commercial Services & Supplies Total   7,271,800

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)      Columbia Dividend
                                                     Income Fund

Common Stocks - (continued)

INDUSTRIALS - (continued)                                                                         Shares  Value ($)
----------------------------------------------- ------------------------------------------------ ------- ----------
                Industrial Conglomerates - 4.7% General Electric Co.                             642,000 22,328,760
                                                Textron, Inc.                                     33,000  3,081,870
                                                                          Industrial Conglomerates Total 25,410,630
                                                ------------------------------------------------ ------- ----------
                               Machinery - 1.0% Deere & Co.                                       67,000  5,296,350
                                                                                         Machinery Total  5,296,350
                                                                                                         ----------
                                                                                       INDUSTRIALS TOTAL 50,781,380

INFORMATION TECHNOLOGY - 7.3%
----------------------------------------------- ------------------------------------------------ ------- ----------
                Communications Equipment - 1.3% Nokia OYJ, ADR                                   352,000  7,293,440
                                                                          Communications Equipment Total  7,293,440
                                                ------------------------------------------------ ------- ----------
                 Computers & Peripherals - 3.0% Diebold, Inc.                                    120,000  4,932,000
                                                Hewlett-Packard Co.                              348,000 11,449,200
                                                                           Computers & Peripherals Total 16,381,200
                                                ------------------------------------------------ ------- ----------
                             IT Services - 0.9% Automatic Data Processing, Inc.                  105,000  4,796,400
                                                                                       IT Services Total  4,796,400
                                                ------------------------------------------------ ------- ----------
Semiconductors & Semiconductor Equipment - 2.1% Intel Corp.                                      226,000  4,373,100
                                                Taiwan Semiconductor Manufacturing Co. Ltd., ADR 694,000  6,981,640
                                                          Semiconductors & Semiconductor Equipment Total 11,354,740
                                                                                                         ----------
                                                                            INFORMATION TECHNOLOGY TOTAL 39,825,780

MATERIALS - 2.5%
----------------------------------------------- ------------------------------------------------ ------- ----------
                               Chemicals - 1.7% Dow Chemical Co.                                 116,000  4,709,600
                                                E.I. du Pont de Nemours & Co.                     66,000  2,785,860
                                                Lyondell Chemical Co.                            100,000  1,990,000
                                                                                         Chemicals Total  9,485,460
                                                ------------------------------------------------ ------- ----------
                 Paper & Forest Products - 0.8% Weyerhaeuser Co.                                  56,000  4,056,080
                                                                           Paper & Forest Products Total  4,056,080
                                                                                                         ----------
                                                                                         MATERIALS TOTAL 13,541,540

TELECOMMUNICATION SERVICES - 6.5%
----------------------------------------------- ------------------------------------------------ ------- ----------
  Diversified Telecommunication Services - 6.5% AT&T, Inc.                                       472,000 12,762,880
                                                BellSouth Corp.                                  242,000  8,385,300
                                                Verizon Communications, Inc.                     420,000 14,305,200
                                                            Diversified Telecommunication Services Total 35,453,380
                                                                                                         ----------
                                                                        TELECOMMUNICATION SERVICES TOTAL 35,453,380

UTILITIES - 4.4%
----------------------------------------------- ------------------------------------------------ ------- ----------
                      Electric Utilities - 1.2% PPL Corp.                                        126,000  3,704,400
                                                Southern Co.                                      92,000  3,014,840
                                                                                Electric Utilities Total  6,719,240

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)      Columbia Dividend
                                                     Income Fund

Common Stocks - (continued)

UTILITIES - (continued)                                                                 Shares   Value ($)
------------------------------------- ------------------------------------------------ ------- -----------
               Multi-Utilities - 3.2% Consolidated Edison, Inc.                         32,000   1,392,000
                                      Dominion Resources, Inc.                          72,000   4,970,160
                                      Public Service Enterprise Group, Inc.             90,000   5,763,600
                                      Sempra Energy                                     58,000   2,694,680
                                      WPS Resources Corp.                               52,000   2,559,440
                                                                         Multi-Utilities Total  17,379,880
                                                                                               -----------
                                                                               UTILITIES TOTAL  24,099,120

                                      Total Common Stocks
                                      (cost of $438,957,651)                                   498,790,115

Convertible Preferred Stocks - 6.6%

FINANCIALS - 5.9%
------------------------------------- ------------------------------------------------ ------- -----------
Diversified Financial Services - 0.6% Merrill Lynch & Co., Inc., 6.750%                 75,500   3,214,488
                                                          Diversified Financial Services Total   3,214,488
                                      ------------------------------------------------ ------- -----------
                     Insurance - 5.3% Genworth Financial, Inc., 6.000%                 204,000   7,478,640
                                      Hartford Financial Services Group, Inc., 7.000%   72,500   5,238,125
                                      Metlife, Inc., 6.375%                            112,000   3,010,000
                                      Platinum Underwriters Holdings Ltd., 6.000%       44,500   1,301,625
                                      UnumProvident Corp., 8.250%                      145,000   5,618,750
                                      XL Capital Ltd., 6.500%                          292,000   6,479,480
                                                                               Insurance Total  29,126,620
                                                                                               -----------
                                                                              FINANCIALS TOTAL  32,341,108

MATERIALS - 0.7%
------------------------------------- ------------------------------------------------ ------- -----------
               Metals & Mining - 0.7% Freeport-McMoRan Copper & Gold, Inc., 5.500% (a)   2,425   3,109,153
                                      Freeport-McMoRan Copper & Gold, Inc., 5.500%         575     737,222
                                                                         Metals & Mining Total   3,846,375
                                                                                               -----------
                                                                               MATERIALS TOTAL   3,846,375

                                      Total Convertible Preferred Stocks
                                      (cost of $34,329,361)                                     36,187,483

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)      Columbia Dividend
                                                     Income Fund

Short-Term Obligation - 2.2%                                                               Par ($)    Value ($)
---------------------------- ---------------------------------------------------------- ---------- -----------
                             Repurchase Agreement with State Street Bank & Trust Co.,
                             dated 03/31/06, due 04/03/06 at 4.370% collateralized by a
                             U.S. Treasury Note maturing 06/15/09, market value of
                             $12,530,430 (repurchase proceeds $12,288,473)              12,284,000  12,284,000

                             Total Short-Term Obligation
                             (cost of $12,284,000)                                                  12,284,000

                             Total Investments - 100.0%
                             (cost of $485,571,012) (b)                                            547,261,598

                             Other Assets & Liabilities, Net - 0.0%                                    (19,411)

                             Net Assets - 100.0%                                                   547,242,187

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Security exempt from registration pursuant
                                   to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of this security, which is not illiquid, represents 0.6% of net assets.
                                (b)Cost for federal income tax purposes is
                                   $485,571,012.

                                   At March 31, 2006, the Fund held investments in the following sectors:

                SECTOR                          % OF NET ASSETS
                -----------------------------------------------
                Financials                            27.7%
                Health Care                            9.5
                Industrials                            9.3
                Energy                                 9.2
                Consumer Staples                       9.0
                Information Technology                 7.3
                Telecommunication Services             6.5
                Consumer Discretionary                 5.8
                Utilities                              4.4
                Materials                              2.5
                Convertible Preferred Stocks           6.6
                Short-Term Obligation                  2.2
                Other Assets & Liabilities, Net        0.0
                                                     -----
                                                     100.0%
                                                     -----

                      ACRONYM NAME
                      ------- ----
                       ADR    American Depositary Receipt
                       MBIA   MBIA Insurance Corp.
                       REIT   Real Estate Investment Trust

                                See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          March 31, 2006 (Unaudited)               Columbia Dividend
                                                         Income Fund

                                                                                     ($)
------------------------- ------------------------------------------------- -----------
                   Assets Investments, at cost                              485,571,012
                                                                            -----------
                          Investments, at value                             547,261,598
                          Cash                                                      951
                          Receivable for:
                            Investments sold                                    376,945
                            Fund shares sold                                  1,301,117
                            Interest                                              1,491
                            Dividends                                         1,433,232
                          Expense reimbursement due from Investment Advisor      46,827
                          Deferred Trustees' compensation plan                   26,761
                                                                            -----------
                             Total Assets                                   550,448,922
                          ------------------------------------------------- -----------
              Liabilities Payable for:
                            Investments purchased                                86,534
                            Fund shares repurchased                             484,051
                            Distributions                                     2,138,777
                            Investment advisory fee                             320,801
                            Administration fee                                   30,324
                            Transfer agent fee                                   45,423
                            Pricing and bookkeeping fees                         11,085
                            Custody fee                                           3,111
                            Distribution and service fees                        51,275
                            Chief compliance officer expenses                     1,868
                          Deferred Trustees' fees                                26,761
                          Other liabilities                                       6,725
                                                                            -----------
                             Total Liabilities                                3,206,735

                                                                 Net Assets 547,242,187
                          ------------------------------------------------- -----------
Composition of Net Assets Paid-in capital                                   505,459,075
                          Overdistributed net investment income                (212,042)
                          Accumulated net realized loss                     (19,695,432)
                          Net unrealized appreciation on investments         61,690,586
                                                                            -----------
                                                                 Net Assets 547,242,187

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

March 31, 2006 (Unaudited)                               Columbia Dividend Income Fund

                                                                           ($)
  ------- -------------------------------------------------------- -----------
  Class A Net assets                                                29,152,990
          Shares outstanding                                         2,329,315
          Net asset value per share                                   12.52(a)
          Maximum offering price per share ($12.52/0.9425)            13.28(b)
          -------------------------------------------------------- -----------
  Class B Net assets                                                17,585,836
          Shares outstanding                                         1,434,110
          Net asset value and offering price per share                12.26(a)
          -------------------------------------------------------- -----------
  Class C Net assets                                                 4,170,371
          Shares outstanding                                           340,367
          Net asset value and offering price per share                12.25(a)
          -------------------------------------------------------- -----------
  Class G Net assets                                                 2,098,243
          Shares outstanding                                           171,293
          Net asset value and offering price per share                12.25(a)
          -------------------------------------------------------- -----------
  Class T Net assets                                                97,188,403
          Shares outstanding                                         7,765,730
          Net asset value, offering and redemption price per share    12.52(a)
          Maximum offering price per share ($12.52/0.9425)            13.28(b)
          -------------------------------------------------------- -----------
  Class Z Net assets                                               397,046,344
          Shares outstanding                                        31,724,833
          Net asset value, offering and redemption price per share       12.52

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

                                See Accompanying Notes to Financial Statements.

  STATEMENT OF OPERATIONS
                                                      -----------------------
  For the Six Months Ended March 31, 2006 (Unaudited)      Columbia Dividend
                                                                 Income Fund

                                                                                                                    ($)
--------------------------------------- ------------------------------------------------------------------- ----------
                      Investment Income Dividends                                                            7,985,038
                                        Interest                                                               371,652
                                                                                                            ----------
                                          Total Investment Income                                            8,356,690
                                        ------------------------------------------------------------------- ----------
                               Expenses Investment advisory fee                                              1,843,378
                                        Administration fee                                                     177,171
                                        Distribution fee:
                                          Class B                                                               66,296
                                          Class C                                                               15,413
                                          Class G                                                                8,605
                                        Service fee:
                                          Class A                                                               35,434
                                          Class B                                                               22,099
                                          Class C                                                                5,138
                                          Class G                                                                3,972
                                          Class T                                                              147,473
                                        Transfer agent fee                                                     157,564
                                        Pricing and bookkeeping fees                                            60,849
                                        Trustees' fees                                                           9,649
                                        Custody fee                                                             10,730
                                        Chief compliance officer expenses (See Note 4)                           4,697
                                        Non-recurring costs (See Note 8)                                         4,203
                                        Other expenses                                                         127,924
                                                                                                            ----------
                                          Total Operating Expenses                                           2,700,595
                                        Fees and expenses waived or reimbursed by Investment Advisor          (262,410)
                                        Fees waived by Transfer Agent                                          (12,872)
                                        Non-recurring costs assumed by Investment Advisor (See Note 8)          (4,203)
                                        Custody earnings credit                                                 (1,207)
                                                                                                            ----------
                                          Net Expenses                                                       2,419,903
                                                                                                            ----------
                                        Net Investment Income                                                5,936,787
                                        ------------------------------------------------------------------- ----------
Net Realized and Unrealized Gain (Loss) Net realized gain on investments                                     6,058,374
                         on Investments Net change in unrealized appreciation (depreciation) on investments 16,694,074
                                                                                                            ----------
                                        Net Gain                                                            22,752,448
                                                                                                            ----------
                                        Net Increase in Net Assets from Operations                          28,689,235

See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                                   Columbia Dividend
                                                         Income Fund

                                                                                             (Unaudited)
                                                                                              Six Months          Year
                                                                                                   Ended         Ended
                                                                                               March 31, September 30,
Increase (Decrease) in Net Assets:                                                               2006($)       2005($)
-------------------------------------- ---------------------------------------------------- -----------  -------------
                            Operations Net investment income                                  5,936,787      8,249,567
                                       Net realized gain on investments                       6,058,374      8,581,689
                                       Net change in unrealized appreciation (depreciation)
                                        on investments                                       16,694,074     22,296,364
                                                                                            -----------  -------------
                                       Net Increase from Operations                          28,689,235     39,127,620
                                       ---------------------------------------------------- -----------  -------------
Distributions Declared to Shareholders From net investment income:
                                         Class A                                               (350,594)      (357,318)
                                         Class B                                               (153,575)      (142,463)
                                         Class C                                                (35,836)       (32,507)
                                         Class G                                                (22,877)       (47,160)
                                         Class T                                             (1,164,956)    (1,662,095)
                                         Class Z                                             (5,112,659)    (5,177,094)
                                                                                            -----------  -------------
                                       Total Distributions Declared to Shareholders          (6,840,497)    (7,418,637)
                                       ---------------------------------------------------- -----------  -------------
                    Share Transactions Class A:
                                         Subscriptions                                        5,166,370     21,781,034
                                         Distributions reinvested                               219,091        220,237
                                         Redemptions                                         (4,936,420)    (3,073,652)
                                                                                            -----------  -------------
                                          Net Increase                                          449,041     18,927,619
                                       Class B:
                                         Subscriptions                                        1,710,673      9,590,976
                                         Distributions reinvested                               128,067        117,335
                                         Redemptions                                         (2,350,755)    (2,399,995)
                                                                                            -----------  -------------
                                          Net Increase (Decrease)                              (512,015)     7,308,316
                                       Class C:
                                         Subscriptions                                          796,212      2,188,684
                                         Distributions reinvested                                25,647         21,719
                                         Redemptions                                           (782,006)      (562,289)
                                                                                            -----------  -------------
                                          Net Increase                                           39,853      1,648,114
                                       Class G:
                                         Subscriptions                                           24,821        133,105
                                         Distributions reinvested                                21,446         44,844
                                         Redemptions                                         (1,346,226)    (3,469,119)
                                                                                            -----------  -------------
                                          Net Decrease                                       (1,299,959)    (3,291,170)
                                       Class T:
                                         Subscriptions                                        1,733,712      3,886,648
                                         Distributions reinvested                             1,121,030      1,603,116
                                         Redemptions                                         (8,866,800)   (18,016,121)
                                                                                            -----------  -------------
                                          Net Decrease                                       (6,012,058)   (12,526,357)
                                       Class Z:
                                         Subscriptions                                       67,942,248    280,460,678
                                         Distributions reinvested                               863,200        625,654
                                         Redemptions                                        (45,493,437)   (30,665,757)
                                                                                            -----------  -------------
                                          Net Increase                                       23,312,011    250,420,575
                                       Net Increase from Share Transactions                  15,976,873    262,487,097
                                                                                            -----------  -------------
                                           Total Increase in Net Assets                      37,825,611    294,196,080
                                       ---------------------------------------------------- -----------  -------------
                            Net Assets Beginning of period                                  509,416,576    215,220,496
                                       End of period                                        547,242,187    509,416,576
                                       Undistributed (Overdistributed) net investment
                                        income at end of period                                (212,042)       691,668

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Columbia Dividend
                                        Income Fund

                                                         (Unaudited)
                                                          Six Months           Year
                                                               Ended          Ended
                                                           March 31,  September 30,
                                                                2006           2005
----------------- -------------------------------------  -----------  -------------
Changes in Shares Class A:
                    Subscriptions                            423,265      1,856,286
                    Issued for distributions reinvested       17,733         18,682
                    Redemptions                             (403,601)      (260,817)
                                                         -----------  -------------
                     Net Increase                             37,397      1,614,151
                  Class B:
                    Subscriptions                            143,608        842,820
                    Issued for distributions reinvested       10,590         10,161
                    Redemptions                             (194,562)      (210,560)
                                                         -----------  -------------
                     Net Increase (Decrease)                 (40,364)       642,421
                  Class C:
                    Subscriptions                             66,240        192,318
                    Issued for distributions reinvested        2,121          1,883
                    Redemptions                              (64,554)       (49,277)
                                                         -----------  -------------
                     Net Increase                              3,807        144,924
                  Class G:
                    Subscriptions                              2,064         11,785
                    Issued for distributions reinvested        1,779          3,910
                    Redemptions                             (112,341)      (302,708)
                                                         -----------  -------------
                     Net Decrease                           (108,498)      (287,013)
                  Class T:
                    Subscriptions                            141,742        332,237
                    Issued for distributions reinvested       90,791        136,534
                    Redemptions                             (720,439)    (1,550,861)
                                                         -----------  -------------
                     Net Decrease                           (487,906)    (1,082,090)
                  Class Z:
                    Subscriptions                          5,550,920     24,000,232
                    Issued for distributions reinvested       70,214         53,224
                    Redemptions                           (3,709,104)    (2,601,629)
                                                         -----------  -------------
                     Net Increase                          1,912,030     21,451,827

See Accompanying Notes to Financial Statements.

                  FINANCIAL HIGHLIGHTS
                                       -----------------------
                                            Columbia Dividend
                                                  Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (Unaudited)
                                                 Six Months                                       Period
                                                      Ended                                        Ended
                                                  March 31,     Year Ended September 30,   September 30,
                                                                -------------------------
Class A Shares                                         2006         2005       2004(a)        2003(b)(c)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 12.01       $ 10.80        $ 9.26         $ 9.01

-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                            0.13          0.25          0.18           0.11
Net realized and unrealized gain on investments      0.53          1.16          1.53           0.25
                                                -----------     ---------      ---------   -------------
Total from Investment Operations                     0.66          1.41          1.71           0.36

-----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                          (0.15)        (0.20)        (0.17)         (0.11)

-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $ 12.52       $ 12.01        $10.80         $ 9.26
Total return (e)(f)                                  5.52%(g)     13.10%        18.60%          4.02%(g)

-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                         1.05%(i)      1.05%         1.36%          1.42%(i)
Net investment income (h)                            2.11%(i)      2.11%         1.71%          1.38%(i)
Waiver/reimbursement                                 0.10%(i)      0.18%         0.06%            --%(i)(j)
Portfolio turnover rate                                11%(g)        18%           44%            33%(g)
Net assets, end of period (000's)                 $29,153       $27,534        $7,319         $  564

-----------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits had an impact of less than 0.01%.
(i)Annualized.
(j)Rounds to less than 0.01%.

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Columbia Dividend
                                        Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (Unaudited)
                                                 Six Months                                       Period
                                                      Ended                                        Ended
                                                  March 31,     Year Ended September 30,   September 30,
                                                                -------------------------
Class B Shares                                         2006         2005       2004(a)        2003(b)(c)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 11.77       $ 10.59        $ 9.08         $ 8.82

-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                            0.08          0.16          0.10           0.05
Net realized and unrealized gain on investments      0.51          1.13          1.50           0.26
                                                -----------     ---------      ---------   -------------
Total from Investment Operations                     0.59          1.29          1.60           0.31

-----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                          (0.10)        (0.11)        (0.09)         (0.05)

-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $ 12.26       $ 11.77        $10.59         $ 9.08
Total return (e)(f)                                  5.07%(g)     12.23%        17.69%          3.51%(g)

-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                         1.80%(i)      1.80%         2.11%          2.34%(i)
Net investment income (h)                            1.35%(i)      1.36%         0.94%          0.47%(i)
Waiver/reimbursement                                 0.10%(i)      0.18%         0.06%            --%(i)(j)
Portfolio turnover rate                                11%(g)        18%           44%            33%(g)
Net assets, end of period (000's)                 $17,586       $17,359        $8,808         $1,136

-----------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits had an impact of less than 0.01%.
(i)Annualized.
(j)Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Columbia Dividend
                                        Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (Unaudited)
                                                 Six Months                                      Period
                                                      Ended                                       Ended
                                                  March 31,    Year Ended September 30,   September 30,
                                                               -------------------------
Class C Shares                                         2006       2005        2004(a)        2003(b)(c)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $11.76       $10.58         $ 9.07         $ 8.82

----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                           0.08         0.16           0.10           0.07
Net realized and unrealized gain on investments     0.51         1.13           1.50           0.23
                                                -----------    ---------      ---------   -------------
Total from Investment Operations                    0.59         1.29           1.60           0.30

----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.10)       (0.11)         (0.09)         (0.05)

----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.25       $11.76         $10.58         $ 9.07
Total return (e)(f)                                 5.07%(g)    12.24%         17.70%          3.41%(g)

----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                        1.80%(i)     1.80%          2.11%          2.18%(i)
Net investment income (h)                           1.36%(i)     1.36%          0.94%          0.95%(i)
Waiver/reimbursement                                0.10%(i)     0.18%          0.06%            --%(i)(j)
Portfolio turnover rate                               11%(g)       18%            44%            33%(g)
Net assets, end of period (000's)                 $4,170       $3,959         $2,027         $  152

----------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits had an impact of less than 0.01%.
(i)Annualized.
(j)Rounds to less than 0.01%.

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Columbia Dividend
                                        Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                          (Unaudited)
                                           Six Months                                    Period
                                                Ended                                     Ended
                                            March 31,    Year Ended September 30, September 30,
                                                         -------------------------
Class G Shares                                   2006         2005      2004(a)      2003(b)(c)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.76       $10.58       $ 9.07         $ 8.36

-----------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss)                  0.08(d)      0.16(d)      0.10(d)        0.05(d)
Net realized and unrealized gain
(loss) on investments                         0.52         1.14         1.50           0.71
                                          -----------    ------       -------     -------------
Total from Investment Operations              0.60         1.30         1.60           0.76

-----------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income                   (0.11)       (0.12)       (0.09)         (0.05)
From net realized gains                         --           --           --             --
                                          -----------    ------       -------     -------------
Total Distributions Declared to
Shareholders                                 (0.11)       (0.12)       (0.09)         (0.05)

-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $12.25       $11.76       $10.58         $ 9.07
Total return (g)(h)                           5.10%(i)    12.30%       17.71%          9.08%(i)

-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Expenses (j)                                  1.75%(k)     1.75%        2.14%          2.21%(k)
Net investment income (loss) (j)              1.40%(k)     1.38%        0.97%          0.71%(k)
Waiver/reimbursement                          0.10%(k)     0.18%        0.03%            --%(k)(l)
Portfolio turnover rate                         11%(i)       18%          44%            33%(i)
Net assets, end of period (000's)           $2,098       $3,291       $5,995         $9,650

-----------------------------------------------------------------------------------------------------



                                                 Year Ended October 31,
                                          ------------------------------------
Class G Shares                                   2002         2001        2000
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $  9.87       $10.37       $ 9.84

------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss)                (0.07)(d)    (0.06)(d)    (0.04)
Net realized and unrealized gain
(loss) on investments                       (1.05)(e)    (0.11)        1.75
                                          -------       ------       ------
Total from Investment Operations            (1.12)       (0.17)        1.71

------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income                     --           --           --(f)
From net realized gains                     (0.39)       (0.33)       (1.18)
                                          -------       ------       ------
Total Distributions Declared to
Shareholders                                (0.39)       (0.33)       (1.18)

------------------------------------------------------------------------------
Net Asset Value, End of Period            $  8.36       $ 9.87       $10.37
Total return (g)(h)                        (12.16)%      (1.71)%      20.33%

------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Expenses (j)                                 2.17%        2.02%        1.95%
Net investment income (loss) (j)            (0.72)%      (0.53)%      (0.35)%
Waiver/reimbursement                         0.25%        0.24%        0.40%
Portfolio turnover rate                        65%(m)       81%          81%
Net assets, end of period (000's)         $ 2,093       $2,286       $1,555

------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)On November 25, 2002, Galaxy Strategic Equity Fund, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)Rounds to less than $0.01 per share.
(g)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.
(m)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Columbia Dividend
                                        Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                     (Unaudited)
                                      Six Months                                       Period
                                           Ended                                        Ended
                                       March 31,      Year Ended September 30,  September 30,
                                                     ---------------------------
Class T Shares                              2006           2005       2004(a)      2003(b)(c)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $ 12.01       $ 10.80      $   9.26         $  8.54

-------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                     0.12(d)       0.24(d)       0.17(d)         0.11(d)
Net realized and unrealized gain
(loss) on investments                     0.54          1.16          1.54            0.73
                                     -----------     -------      --------      -------------
Total from Investment Operations          0.66          1.40          1.71            0.84

-------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income               (0.15)        (0.19)        (0.17)          (0.12)
From net realized gains                     --            --            --              --
                                     -----------     -------      --------      -------------
Total Distributions Declared to
Shareholders                             (0.15)        (0.19)        (0.17)          (0.12)

-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $ 12.52       $ 12.01      $  10.80         $  9.26
Total return (f)(g)                       5.49%(h)     13.04%        18.50%           9.86%(h)

-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (i)                              1.10%(j)      1.10%         1.45%           1.49%(j)
Net investment income (i)                 2.06%(j)      2.04%         1.64%           1.42%(j)
Waiver/reimbursement                      0.10%(j)      0.18%         0.04%           0.01%(j)
Portfolio turnover rate                     11%(h)        18%           44%             33%(h)
Net assets, end of period (000's)      $97,188       $99,148      $100,803         $96,638

-------------------------------------------------------------------------------------------------



                                          Year Ended October 31,
                                     ---------------------------------
Class T Shares                              2002        2001      2000
----------------------------------------------------------------------
Net Asset Value, Beginning of Period $ 10.02       $10.46      $ 9.89

----------------------------------------------------------------------
Income from Investment Operations:
Net investment income                   0.01(d)      0.03(d)     0.04
Net realized and unrealized gain
(loss) on investments                  (1.08)(e)    (0.11)       1.75
                                     -------       ------      ------
Total from Investment Operations       (1.07)       (0.08)       1.79

----------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income             (0.02)       (0.03)      (0.04)
From net realized gains                (0.39)       (0.33)      (1.18)
                                     -------       ------      ------
Total Distributions Declared to
Shareholders                           (0.41)       (0.36)      (1.22)

----------------------------------------------------------------------
Net Asset Value, End of Period       $  8.54       $10.02      $10.46
Total return (f)(g)                   (11.50)%      (0.83)%     21.09%

----------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (i)                            1.40%        1.24%       1.20%
Net investment income (i)               0.05%        0.25%       0.40%
Waiver/reimbursement                    0.29%        0.26%       0.40%
Portfolio turnover rate                   65%(k)       81%         81%
Net assets, end of period (000's)    $ 6,578       $8,400      $8,505

----------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits had an impact of less than 0.01%.
(j)Annualized.
(k)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Columbia Dividend
                                        Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                      (Unaudited)
                                       Six Months                                      Period
                                            Ended                                       Ended
                                        March 31,     Year Ended September 30,  September 30,
                                                     ---------------------------
Class Z Shares                               2006           2005      2004(a)      2003(b)(c)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $  12.01       $  10.80      $  9.26         $  8.56

-------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                     0.14(d)        0.28(d)      0.21(d)         0.15(d)
Net realized and unrealized
gain (loss) on investments                0.54           1.16         1.53            0.72
                                     -----------     --------      -------      -------------
Total from Investment
Operations                                0.68           1.44         1.74            0.87

-------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income               (0.17)         (0.23)       (0.20)          (0.17)
From net realized gains                     --             --           --              --
                                     -----------     --------      -------      -------------
Total Distributions Declared to
Shareholders                             (0.17)         (0.23)       (0.20)          (0.17)

-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $  12.52       $  12.01      $ 10.80         $  9.26
Total return (f)(g)                       5.65%(h)      13.38%       18.93%          10.22%(h)

-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (i)                              0.80%(j)       0.80%        1.10%           1.02%(j)
Net investment income (i)                 2.36%(j)       2.37%        1.98%           1.89%(j)
Waiver/reimbursement                      0.10%(j)       0.18%        0.05%           0.02%(j)
Portfolio turnover rate                     11%(h)         18%          44%             33%(h)
Net assets, end of
period (000's)                        $397,046       $358,125      $90,269         $73,276

-------------------------------------------------------------------------------------------------



                                            Year Ended October 31,
                                     ------------------------------------
Class Z Shares                              2002          2001       2000
-------------------------------------------------------------------------
Net Asset Value, Beginning of Period $ 10.03       $  10.48      $  9.90

-------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                   0.06(d)        0.08(d)      0.08
Net realized and unrealized
gain (loss) on investments             (1.07)(e)      (0.12)        1.76
                                     -------       --------      -------
Total from Investment
Operations                             (1.01)         (0.04)        1.84

-------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income             (0.07)         (0.08)       (0.08)
From net realized gains                (0.39)         (0.33)       (1.18)
                                     -------       --------      -------
Total Distributions Declared to
Shareholders                           (0.46)         (0.41)       (1.26)

-------------------------------------------------------------------------
Net Asset Value, End of Period       $  8.56       $  10.03      $ 10.48
Total return (f)(g)                   (11.07)%        (0.43)%      21.69%

-------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (i)                            0.82%          0.75%        0.78%
Net investment income (i)               0.63%          0.74%        0.83%
Waiver/reimbursement                    0.24%          0.21%        0.20%
Portfolio turnover rate                   65%(k)         81%          81%
Net assets, end of
period (000's)                       $19,896       $102,909      $93,558

-------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)Total return at net asset value assuming all distributions reinvested.
(g)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits had an impact of less than 0.01%.
(j)Annualized.
(k)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

          NOTES TO FINANCIAL STATEMENTS
                                        -----------------------------
          March 31, 2006 (Unaudited)    Columbia Dividend Income Fund

Note 1. Organization

Columbia Dividend Income Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust XI.

Investment Goals

The Fund seeks current income and capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class G shares will convert to Class T shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Dividend Income Fund

underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2005 was as follows:

                                              September 30,
                                                  2005
                     --------------------------------------
                     Distributions paid from:
                     --------------------------------------
                      Ordinary income*           $7,418,637
                     --------------------------------------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $ 78,788,448
                   Unrealized depreciation       (17,097,862)
                                                ------------
                    Net unrealized appreciation $ 61,690,586
                   ------------------------------------------

The following capital loss carryforwards, determined as of September 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                            Year of    Capital Loss
                            Expiration Carryforward
                            -----------------------
                            2009        $13,541,445
                            -----------------------
                            2010          2,470,255
                            -----------------------
                            2011          9,095,627
                                       ------------
                                        $25,107,327
                            -----------------------

Of the capital loss carryforwards attributable to the Fund, $13,862,173 ($13,541,445 expiring 09/30/09 and $320,728 expiring 09/30/10) remain from the
Fund's merger with Galaxy Equity Income Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Dividend Income Fund


Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                   Average Daily Net Assets     Annual Fee Rate
                 ----------------------------------------------
                   First $500 million                0.70%
                 ----------------------------------------------
                   $500 million to $1 billion        0.65%
                 ----------------------------------------------
                   $1 billion to $1.5 billion        0.60%
                 ----------------------------------------------
                   $1.5 billion to $3 billion        0.55%
                 ----------------------------------------------
                   $3 billion to $6 billion          0.53%
                 ----------------------------------------------
                   Over $6 billion                   0.51%
                 ----------------------------------------------

For the six months ended March 31, 2006, the Fund's annualized effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement, except for certain direct internal cost, are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received an annual fee based on the average daily net assets of the Fund and an additional annual fee of $10,000 due to the Fund's multiple class structure. The annual pricing and bookkeeping rates were as follows:

                   Average Daily Net Assets     Annual Fee Rate
                 ----------------------------------------------
                   Under $50 million               $ 25,000
                 ----------------------------------------------
                   Over $50 million
                   but less than $200 million      $ 35,000
                 ----------------------------------------------
                   Over $200 million
                   but less than $500 million      $ 50,000
                 ----------------------------------------------
                   Over $500 million
                   but less than $1 billion        $ 85,000
                 ----------------------------------------------
                   Over $1 billion                 $125,000
                 ----------------------------------------------

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the six months ended March 31, 2006, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.023% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Dividend Income Fund


The Transfer Agent voluntarily waived a portion of its fees through October 31, 2005, to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the six months ended March 31, 2006, the Transfer Agent waived fees of $12,872 for the Fund.

For the six months ended March 31, 2006, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.05% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended March 31, 2006, the Distributor has retained net underwriting discounts of $20,179 and $1,063 on sales of the Fund's Class A and Class T shares. For the same period, the Distributor received net CDSC fees of $17,144, $1,598 and $2,044 on Class B, Class C and Class G share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which allows the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

               Distribution Fee                   Service Fee
        ---------------------------------------------------------------
        Class A Class B Class C Class G Class A Class B Class C Class G
        ---------------------------------------------------------------
        0.10%    0.75%   0.75%   0.65%   0.25%   0.25%   0.25%   0.50%
        ---------------------------------------------------------------

The Fund does not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Fund, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% annually for Class T shareholder services fees.

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and reimburse the Fund through January 31, 2007 for certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average daily net assets.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2006, the Fund paid $1,349 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Dividend Income Fund


Note 5. Portfolio Information

For the six months ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $74,178,065 and $55,848,082, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended March 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of March 31, 2006, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                           Number of   % of Shares
                           Accounts  Outstanding Held
                           --------------------------
                               2          67.8%
                           --------------------------

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Dividend Income Fund

Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the six months ended March 31, 2006, Columbia has assumed $4,203 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                                   -----------------------------
                                                                   Columbia Dividend Income Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

27

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                          Columbia Dividend Income Fund


Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which

                                                                             28

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--------------------------------------------------------------------------------
                          Columbia Dividend Income Fund

adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

.. so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

.. the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
                                                                   -----------------------------
                                                                   Columbia Dividend Income Fund


Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance

between the Office of

Attorney General of New York State and

Columbia Management Advisors, Inc. and

Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)Management fees (including any components thereof ) charged by other mutual fund companies for like services;

b)Management fees (including any components thereof ) charged to institutional and other clients of CMA for like services;

c)Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)Profit margins of CMA and its affiliates from supplying such services;

e)Possible economies of scale as the CMA fund grows larger; and

f)The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.Icollected data on performance, management fees, and expense ratios of both
   Columbia Funds and comparable non- Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper")

/1/Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

                                                                             30

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                          Columbia Dividend Income Fund

  and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.I have reviewed data on the organizational structure of CMG in general.

4.I collected information on profitability from Strategic Insight Mutual Fund
  Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it

31

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                          Columbia Dividend Income Fund


was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.
C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.5th Lipper quintile in actual management fee;

b.5th Lipper quintile in total expense ratio;

c.Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (actual management fee) totals a number equal to or higher than 8;

e.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8; and

f.Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its

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                          Columbia Dividend Income Fund

  relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

                  COLUMBIA FUNDS
                                 -----------------------------
                                 Columbia Dividend Income Fund

------------------------------  ---------------------------------------------------------------------------
                 Growth funds   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund
                                ---------------------------------------------------------------------------
                   Core funds   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund
                                ---------------------------------------------------------------------------
                  Value funds   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor Fund
                                ---------------------------------------------------------------------------
Asset Allocation/Hybrid funds   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal(TM) Balanced Growth Portfolio
                                Columbia LifeGoal(TM) Growth Portfolio
                                Columbia LifeGoal(TM) Income Portfolio
                                Columbia LifeGoal(TM) Income and Growth Portfolio
                                Columbia Masters Global Equity Portfolio
                                Columbia Masters Heritage Portfolio
                                Columbia Masters International Equity Portfolio
                                Columbia Thermostat Fund
                                ---------------------------------------------------------------------------
                  Index funds   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund
                                ---------------------------------------------------------------------------
             Tax-Managed fund   Columbia Tax-Managed Growth Fund
                                ---------------------------------------------------------------------------
              Specialty funds   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund
                                ---------------------------------------------------------------------------
   Global/International funds   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi-Advisor International Equity Fund
                                Columbia World Equity Fund

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

----------------------  ---------------------------------------------------------------------------
   Taxable Bond funds   Columbia Conservative High Yield Fund
                        Columbia Core Bond Fund
                        Columbia Federal Securities Fund
                        Columbia High Income Fund
                        Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Core Bond Fund
                        Columbia Short Term Bond Fund
                        Columbia Strategic Income Fund
                        Columbia Total Return Bond Fund
                        Columbia U.S. Treasury Index Fund
                        ---------------------------------------------------------------------------
Tax-Exempt Bond funds   Columbia California Tax-Exempt Fund
                        Columbia California Intermediate Municipal Bond Fund
                        Columbia Connecticut Tax-Exempt Fund
                        Columbia Connecticut Intermediate Municipal Bond Fund
                        Columbia Florida Intermediate Municipal Bond Fund
                        Columbia Georgia Intermediate Municipal Bond Fund
                        Columbia High Yield Municipal Fund
                        Columbia Intermediate Municipal Bond Fund
                        Columbia Massachusetts Intermediate Municipal Bond Fund
                        Columbia Massachusetts Tax-Exempt Fund
                        Columbia Maryland Intermediate Municipal Bond Fund
                        Columbia Municipal Income Fund
                        Columbia North Carolina Intermediate Municipal Bond Fund
                        Columbia New York Tax-Exempt Fund
                        Columbia New Jersey Intermediate Municipal Bond Fund
                        Columbia New York Intermediate Municipal Bond Fund
                        Columbia Oregon Intermediate Municipal Bond Fund
                        Columbia Rhode Island Intermediate Municipal Bond Fund
                        Columbia South Carolina Intermediate Municipal Bond Fund
                        Columbia Short Term Municipal Bond Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia Texas Intermediate Municipal Bond Fund
                        Columbia Virginia Intermediate Municipal Bond Fund
                        ---------------------------------------------------------------------------
   Money Market funds   Columbia California Tax-Exempt Reserves
                        Columbia Cash Reserves
                        Columbia Connecticut Municipal Reserves
                        Columbia Government Plus Reserves
                        Columbia Government Reserves
                        Columbia Massachusetts Municipal Reserves
                        Columbia Money Market Reserves
                        Columbia Municipal Reserves
                        Columbia New York Tax-Exempt Reserves
                        Columbia Prime Reserves
                        Columbia Tax-Exempt Reserves
                        Columbia Treasury Reserves

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and on affiliate of Bank of America Corporation.

     IMPORTANT INFORMATION ABOUT THIS REPORT
                                             -----------------------------
                                             Columbia Dividend Income Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Dividend Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

[GRAPHIC APPEARS HERE]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Devidend Income Fund Semiannual Report, March 31, 2006

Columbia Management(R)

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

[PHOTO]



                                COLUMBIA GROWTH
                                  STOCK FUND

                               Semiannual Report
                                March 31, 2006

                    PRESIDENT'S MESSAGE
                                                  -----------------------------
                                  Columbia Growth Stock Fund

[PHOTO] Christopher L. Wilson




A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure -- the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal./1/

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

/1/PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Table of Contents


                        Performance Information.... 1

                        Fund Profile............... 2

                        Understanding Your Expenses 3

                        Investment Portfolio....... 4

                    Statement of Assets and Liabilities.  7

                    Statement of Operations.............  8

                    Statement of Changes in Net Assets..  9

                    Financial Highlights................ 10

                    Notes to Financial Statements....... 14

                    Board Consideration and Approval of
                    Investment Advisory Agreements...... 20

                    Summary of Management Fee Evaluation
                    by Independent Fee Consultant....... 23

                    Columbia Funds...................... 27

                    Important Information
                    About This Report................... 29

The views expressed in the President's Message reflect the current views of Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and Columbia Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

  Growth of a $10,000 investment 04/01/96 - 03/31/06 ($)

                          Share class
                          ---------------------------
                          Sales charge without  with

                          Class A       15,513 14,621

                          Class B       15,088 15,088

                          Class C       15,104 15,104

                          Class Z       15,870    n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Growth Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Average annual total return as of 03/31/06 (%)

 Share class                A               B               C            Z
 -----------------------------------------------------------------------------
 Inception              07/15/02        07/15/02        07/15/02      07/01/58
 -----------------------------------------------------------------------------
 Sales charge         without with    without with    without with    without

 6-month (cumulative)  6.23    0.09    5.83    0.83    5.83    4.83    6.36

 1-year                8.32    2.11    7.39    2.39    7.50    6.50    8.69

 5-year               -4.38   -5.51   -4.91   -5.29   -4.89   -4.89   -3.94

 10-year               4.49    3.87    4.20    4.20    4.21    4.21    4.73

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.
PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENTS OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.
Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. The performance information for class A, B, and C shares (newer class shares) includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception date of the newer class shares. The newer class shares returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees and transfer agent fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different. Class A, B, and C shares were initially offered July 15, 2002 and Class Z shares were initially offered July 1, 1958.


Net asset value per share

                            as of 03/31/06 ($)
                            Class A            11.59
                            Class B            10.90
                            Class C            10.90
                            Class Z             9.42

Distributions declared per share

                          10/01/05 - 03/31/06 ($)
                          Class A                 0.00
                          Class B                 0.00
                          Class C                 0.00
                          Class Z                 0.02



1

               Performance Information
                                       --------------------------
                                       Columbia Growth Stock Fund

                    Fund Profile
                                 --------------------------
                                 Columbia Growth Stock Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Summary

                                        [GRAPHIC] +6.23%
                                                  Class A Shares

                                                  +6.16%
                                                  Russell 1000 Growth Index

                                    [GRAPHIC]



The Board of Trustees has approved a proposal to merge Columbia Growth Stock Fund into Columbia Large Cap Crowth Fund. The Board of Trustees has also approved a proposal to merge Columbia Tax-Managed Growth Fund into Columbia Large Cap Growth Fund. The mergers, which are subject to approval by shareholders of the Funds and the satisfaction of certain other conditions, are expected to be completed in the third quarter of 2006.
Summary

..  For the six-month period ended March 31, 2006, the Columbia Growth Stock
   Fund's Class A Shares returned 6.23% without sales charge. That was higher than the 6.16% return of the Russell 1000 Growth Index/1/ and slightly lower than the 7.11% average return of the fund's peer group, the Morningstar Large Growth Category./2/ Strong stock selection in the technology and health care sectors aided the fund's return versus the index. We believe that the fund had a larger-than-average market cap than its Morningstar peer group, which accounted for its shortfall compared to that measure, as small- and mid-cap stocks outperformed for the period. The fund maintained sizable stakes in a relatively small number of stocks, but benefited from being more diversified across industries than in previous periods.

.. Technology stocks, which accounted for 43% of the fund's assets -- a significantly higher weight than in the index -- were the biggest driver of positive performance. Among the winners were Broadcom Corp., (4.5% of net assets), a specialized semiconductor manufacturer; Google, Inc., (5.4% of net assets), the Internet search engine; and SAP AG, (4.1% of net assets), a systems software provider. In the health care sector, the fund favored medical device companies over US pharmaceutical companies, which benefited return. Industrials detracted from performance both because of an underweight in the sector and weak stock selection. Disappointments included American Standard Cos., a building products company that was subsequently sold.

.. In light of attractive valuations on large-cap growth stocks, the fund's management team has a positive outlook on the sector. If corporate profit growth slows as anticipated, companies with growth characteristics are likely to become harder to find. The fund's management team plans to downplay consumer-related stocks, while favoring industrial companies that could benefit if corporate America increases spending on capital equipment and infrastructure.

Portfolio Management

PAUL J. BERLINGUET, is a co-manager for the Fund and has co-managed the Fund since September, 2005.

JOHN T. WILSON, is a co-manager for the Fund and has co-managed the Fund since September, 2005.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Technology stocks may be more volatile than stocks in other sectors.
Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.
Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

/1/The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
/2/(C)2006, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

                 UNDERSTANDING YOUR EXPENSES
                                                      --------------------------
                                     Columbia Growth Stock Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period. 10/01/05 - 03/31/06

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,062.28   1,017.77    7.38       7.22            1.44
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,058.29   1,014.25   11.00      10.76            2.14
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,058.29   1,014.28   10.96      10.72            2.14
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,063.58   1,019.48    5.63       5.51            1.09
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Transfer Agent and/or the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.
Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

             INVESTMENT PORTFOLIO
                                        --------------------------
             March 31, 2006 (Unaudited) Columbia Growth Stock Fund

Common Stocks - 98.6%

CONSUMER DISCRETIONARY - 10.4%                                                    Shares  Value ($)
--------------------------------------- ---------------------------------------- ------- ----------
                Specialty Retail - 6.7% Chico's FAS, Inc. (a)                    220,000  8,940,800
                                        Office Depot, Inc. (a)                   344,900 12,844,076
                                        Tiffany & Co.                            259,200  9,730,368
                                                                  Specialty Retail Total 31,515,244
                                        ---------------------------------------- ------- ----------
Textiles, Apparel & Luxury Goods - 3.7% Coach, Inc. (a)                          494,800 17,110,184
                                                  Textiles, Apparel & Luxury Goods Total 17,110,184
                                                                                         ----------
                                                            CONSUMER DISCRETIONARY TOTAL 48,625,428

CONSUMER STAPLES - 3.6%
--------------------------------------- ---------------------------------------- ------- ----------
              Household Products - 3.6% Colgate-Palmolive Co.                    293,500 16,758,850
                                                                Household Products Total 16,758,850
                                                                                         ----------
                                                                  CONSUMER STAPLES TOTAL 16,758,850

ENERGY - 3.8%
--------------------------------------- ---------------------------------------- ------- ----------
     Oil, Gas & Consumable Fuels - 3.8% CONSOL Energy, Inc.                      133,600  9,907,776
                                        XTO Energy, Inc.                         184,900  8,056,093
                                                       Oil, Gas & Consumable Fuels Total 17,963,869
                                                                                         ----------
                                                                            ENERGY TOTAL 17,963,869

FINANCIALS - 14.1%
--------------------------------------- ---------------------------------------- ------- ----------
                Commercial Banks - 4.8% Wells Fargo & Co.                        352,700 22,526,949
                                                                  Commercial Banks Total 22,526,949
                                        ---------------------------------------- ------- ----------
  Diversified Financial Services - 4.6% Citigroup, Inc.                          453,800 21,432,974
                                                    Diversified Financial Services Total 21,432,974
                                        ---------------------------------------- ------- ----------
                       Insurance - 4.7% American International Group, Inc.       333,400 22,034,406
                                                                         Insurance Total 22,034,406
                                                                                         ----------
                                                                        FINANCIALS TOTAL 65,994,329

HEALTH CARE - 16.7%
--------------------------------------- ---------------------------------------- ------- ----------
                   Biotechnology - 6.6% Amgen, Inc. (a)                          259,300 18,864,075
                                        PDL BioPharma Inc. (a)                   368,900 12,099,920
                                                                     Biotechnology Total 30,963,995
                                        ---------------------------------------- ------- ----------
Health Care Equipment & Supplies - 2.7% Thermo Electron Corp. (a)                335,100 12,428,859
                                                  Health Care Equipment & Supplies Total 12,428,859
                                        ---------------------------------------- ------- ----------
Health Care Providers & Services - 3.3% UnitedHealth Group, Inc.                 278,900 15,579,354
                                                  Health Care Providers & Services Total 15,579,354
                                        ---------------------------------------- ------- ----------
                 Pharmaceuticals - 4.1% Teva Pharmaceutical Industries Ltd., ADR 462,500 19,045,750
                                                                   Pharmaceuticals Total 19,045,750
                                                                                         ----------
                                                                       HEALTH CARE TOTAL 78,017,958

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
             March 31, 2006 (Unaudited) Columbia Growth Stock Fund

Common Stocks - (continued)

INDUSTRIALS - 7.4%                                                            Shares   Value ($)
------------------------------------ ------------------------------------- --------- -----------
      Air Freight & Logistics - 2.2% United Parcel Service, Inc., Class B    133,200  10,573,416
                                                       Air Freight & Logistics Total  10,573,416
                                     ------------------------------------- --------- -----------
         Electrical Equipment - 3.0% Rockwell Automation, Inc.               196,400  14,123,124
                                                          Electrical Equipment Total  14,123,124
                                     ------------------------------------- --------- -----------
                    Machinery - 2.2% ITT Industries, Inc.                    181,800  10,220,796
                                                                     Machinery Total  10,220,796
                                                                                     -----------
                                                                   INDUSTRIALS TOTAL  34,917,336

INFORMATION TECHNOLOGY - 42.6%
------------------------------------ ------------------------------------- --------- -----------
     Communications Equipment - 4.1% Nokia Oyj, ADR                          916,800  18,996,096
                                                      Communications Equipment Total  18,996,096
                                     ------------------------------------- --------- -----------
     Computers & Peripherals - 13.1% EMC Corp. (a)                         1,202,000  16,383,260
                                     Hewlett-Packard Co.                     714,800  23,516,920
                                     International Business Machines Corp.   257,500  21,236,025
                                                       Computers & Peripherals Total  61,136,205
                                     ------------------------------------- --------- -----------
Internet Software & Services - 11.7% eBay, Inc. (a)                          377,300  14,737,338
                                     Google, Inc., Class A (a)                65,300  25,467,000
                                     Yahoo!, Inc. (a)                        458,000  14,775,080
                                                  Internet Software & Services Total  54,979,418
                                     ------------------------------------- --------- -----------
                    Semiconductors & Broadcom Corp., Class A (a)             490,950  21,189,402
      Semiconductor Equipment - 5.5% MEMC Electronic Materials, Inc. (a)     127,300   4,699,916
                                      Semiconductors & Semiconductor Equipment Total  25,889,318
                                     ------------------------------------- --------- -----------
                     Software - 8.2% Autodesk, Inc. (a)                      223,600   8,613,072
                                     NAVTEQ (a)                              208,100  10,540,265
                                     SAP AG, ADR                             357,600  19,424,832
                                                                      Software Total  38,578,169
                                                                                     -----------
                                                        INFORMATION TECHNOLOGY TOTAL 199,579,206

                                     Total Common Stocks
                                     (cost of $417,656,822)                          461,856,976

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
             March 31, 2006 (Unaudited) Columbia Growth Stock Fund

Short-Term Obligation - 1.5%                                                      Par ($)    Value ($)
---------------------------- -------------------------------------------------- --------- -----------
                             Repurchase agreement with State Street Bank &
                             Trust Co., dated 03/31/06, due 04/03/06 at 4.370%,
                             collateralized by a U.S. Treasury Note maturing
                             08/15/08, market value of $7,058,700 (repurchase
                             proceeds $6,918,519)                               6,916,000   6,916,000

                             Total Short-Term Obligation
                             (cost of $6,916,000)                                           6,916,000

                             Total Investments - 100.1%
                             (cost of $424,572,822) (b)                                   468,772,976

                             Other Assets & Liabilities, Net - (0.1)%                        (619,284)

                             Net Assets - 100.0%                                          468,153,692

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Non-income producing security
                                (b)Cost for federal income tax purposes is
                                   $424,572,822.

                                   At March 31, 2006, the Fund held investments in the following sectors:

                SECTOR (UNAUDITED)              % OF NET ASSETS
                -----------------------------------------------
                Information Technology                42.6%
                Health Care                           16.7
                Financials                            14.1
                Consumer Discretionary                10.4
                Industrials                            7.4
                Energy                                 3.8
                Consumer Staples                       3.6
                Short-Term Obligation                  1.5
                Other Assets & Liabilities, Net       (0.1)
                                                     -----
                                                     100.0%
                                                     -----

                      ACRONYM NAME
                      -----------------------------------
                        ADR   American Depositary Receipt

See Accompanying Notes to Financial Statements.

         STATEMENT OF ASSETS AND LIABILITIES
                                             --------------------------
         March 31, 2006 (Unaudited)          Columbia Growth Stock Fund

                                                                                             ($)
------------------------- -------------------------------------------------------- ------------
                   Assets Investments, at cost                                      424,572,822
                                                                                   ------------
                          Investments, at value                                     468,772,976
                          Cash                                                              925
                          Receivable for:
                            Fund shares sold                                             88,391
                            Interest                                                        840
                            Dividends                                                   469,613
                          Deferred Trustees' compensation plan                           33,360
                                                                                   ------------
                             Total Assets                                           469,366,105
                          -------------------------------------------------------- ------------
              Liabilities Payable for:
                            Fund shares repurchased                                     525,096
                            Investment advisory fee                                     253,646
                            Administration fee                                           56,497
                            Transfer agent fee                                          110,776
                            Pricing and bookkeeping fees                                 12,484
                            Custody fee                                                   3,822
                            Distribution and service fees                               151,386
                            Chief compliance officer expenses                             1,827
                          Deferred Trustees' fees                                        33,360
                          Other liabilities                                              63,519
                                                                                   ------------
                             Total Liabilities                                        1,212,413

                                                                        Net Assets  468,153,692
                          -------------------------------------------------------- ------------
Composition of Net Assets Paid-in capital                                           799,329,922
                          Overdistributed net investment income                      (1,512,515)
                          Accumulated net realized loss                            (373,863,869)
                          Net unrealized appreciation (depreciation) on:
                            Investments                                              44,200,154
                                                                                   ------------
                                                                        Net Assets  468,153,692
                          -------------------------------------------------------- ------------
                  Class A Net assets                                                 51,852,168
                          Shares outstanding                                          4,475,779
                          Net asset value per share                                    11.59(a)
                          Maximum offering price per share ($11.59/0.9425)             12.30(b)
                          -------------------------------------------------------- ------------
                  Class B Net assets                                                154,865,656
                          Shares outstanding                                         14,206,284
                          Net asset value and offering price per share                 10.90(a)
                          -------------------------------------------------------- ------------
                  Class C Net assets                                                 13,568,949
                          Shares outstanding                                          1,244,406
                          Net asset value and offering price per share                 10.90(a)
                          -------------------------------------------------------- ------------
                  Class Z Net assets                                                247,866,919
                          Shares outstanding                                         26,299,565
                          Net asset value, offering and redemption price per share         9.42

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

                                See Accompanying Notes to Financial Statements.

 STATEMENT OF OPERATIONS
                                                     --------------------------
 For the Six Months Ended March 31, 2006 (Unaudited) Columbia Growth Stock Fund

                                                                                                         ($)
--------------------------- ------------------------------------------------------------------- -----------
          Investment Income Dividends                                                             2,130,109
                            Interest                                                                112,176
                                                                                                -----------
                              Total Investment Income                                             2,242,285
                            ------------------------------------------------------------------- -----------
                   Expenses Investment advisory fee                                               1,468,310
                            Administration fee                                                      366,941
                            Distribution fee:
                              Class A                                                                25,554
                              Class B                                                               628,789
                              Class C                                                                52,672
                            Service fee:
                              Class A                                                                63,886
                              Class B                                                               209,597
                              Class C                                                                17,557
                            Transfer agent fee:
                              Class A                                                                82,036
                              Class B                                                               276,512
                              Class C                                                                22,772
                              Class Z                                                               324,132
                            Pricing and bookkeeping fees                                             65,411
                            Trustees' fees                                                           10,190
                            Custody fee                                                              14,608
                            Chief compliance officer expenses (See Note 4)                            4,865
                            Non-recurring costs (See Note 7)                                          3,951
                            Other expenses                                                          151,189
                                                                                                -----------
                              Total Operating Expenses                                            3,788,972
                            Interest expense                                                          8,367
                                                                                                -----------
                              Total Expenses                                                      3,797,339
                            Fees and expenses waived or reimbursed by Investment Advisor/
                             Transfer Agent:
                              Class A                                                                (9,700)
                              Class B                                                               (35,516)
                              Class C                                                                (3,016)
                              Class Z                                                               (15,454)
                            Fees waived by Distributor - Class A                                    (12,777)
                            Non-recurring costs assumed by Investment Advisor (See Note 7)           (3,951)
                            Custody earnings credit                                                    (167)
                                                                                                -----------
                              Net Expenses                                                        3,716,758
                                                                                                -----------
                            Net Investment Income (Loss)                                         (1,474,473)
                            ------------------------------------------------------------------- -----------
Net Realized and Unrealized Net realized gain on investments                                     67,530,969
 Gain (Loss) on Investments                                                                     -----------
                            Net change in unrealized appreciation (depreciation) on investments (36,919,331)
                            Net Gain                                                             30,611,638
                                                                                                -----------
                            Net Increase in Net Assets from Operations                           29,137,165

See Accompanying Notes to Financial Statements.

         STATEMENT OF CHANGES IN NET ASSETS
                                            --------------------------
                                            Columbia Growth Stock Fund

                                                                                          (Unaudited)
                                                                                           Six Months          Year
                                                                                                Ended         Ended
                                                                                            March 31, September 30,
Increase (Decrease) in Net Assets:                                                           2006 ($)      2005 ($)
-------------------------------------- ------------------------------------------------- -----------  -------------
                            Operations Net investment income (loss)                       (1,474,473)       682,403
                                       Net realized gain on investments                   67,530,969     46,939,381
                                       Net change in unrealized appreciation
                                        (depreciation) on investments                    (36,919,331)    (7,348,375)
                                                                                         -----------  -------------
                                       Net Increase from Operations                       29,137,165     40,273,409
                                       ------------------------------------------------- -----------  -------------
Distributions Declared to Shareholders From net investment income
                                         Class Z                                            (701,780)            --
                                       ------------------------------------------------- -----------  -------------
                    Share Transactions Class A:
                                         Subscriptions                                     9,156,832      9,122,966
                                         Redemptions                                     (11,850,710)   (27,382,653)
                                                                                         -----------  -------------
                                          Net Decrease                                    (2,693,878)   (18,259,687)
                                       Class B:
                                         Subscriptions                                     1,498,827      7,074,864
                                         Redemptions                                     (37,837,879)   (82,345,308)
                                                                                         -----------  -------------
                                          Net Decrease                                   (36,339,052)   (75,270,444)
                                       Class C:
                                         Subscriptions                                       961,679      1,671,357
                                         Redemptions                                      (2,917,879)    (8,012,556)
                                                                                         -----------  -------------
                                          Net Decrease                                    (1,956,200)    (6,341,199)
                                       Class Z:
                                         Subscriptions                                     4,811,142     50,526,851
                                         Distributions reinvested                            634,736             --
                                         Redemptions                                     (39,959,261)  (166,978,056)
                                                                                         -----------  -------------
                                          Net Decrease                                   (34,513,383)  (116,451,205)
                                       Net Decrease from Share Transactions              (75,502,513)  (216,322,535)
                                                                                         -----------  -------------
                                           Total Decrease in Net Assets                  (47,067,128)  (176,049,126)
                                       ------------------------------------------------- -----------  -------------
                            Net Assets Beginning of period                               515,220,820    691,269,946
                                       End of period                                     468,153,692    515,220,820
                                       Underdistributed (overdistributed) net investment
                                        income at end of period                           (1,512,515)       663,738
                                       ------------------------------------------------- -----------  -------------
                     Changes in Shares Class A:
                                         Subscriptions                                       814,769        840,077
                                         Redemptions                                      (1,061,416)    (2,525,290)
                                                                                         -----------  -------------
                                          Net Decrease                                      (246,647)    (1,685,213)
                                       Class B:
                                         Subscriptions                                       141,518        689,214
                                         Redemptions                                      (3,582,557)    (8,005,460)
                                                                                         -----------  -------------
                                          Net Decrease                                    (3,441,039)    (7,316,246)
                                       Class C:
                                         Subscriptions                                        91,127        163,100
                                         Redemptions                                        (276,230)      (781,384)
                                                                                         -----------  -------------
                                          Net Decrease                                      (185,103)      (618,284)
                                       Class Z:
                                         Subscriptions                                       525,689      5,795,759
                                         Issued for distributions reinvested                  69,068             --
                                         Redemptions                                      (4,383,067)   (18,830,170)
                                                                                         -----------  -------------
                                          Net Decrease                                    (3,788,310)   (13,034,411)

                                See Accompanying Notes to Financial Statements.

                FINANCIAL HIGHLIGHTS
                                     --------------------------
                                     Columbia Growth Stock Fund

Selected data for a share outstanding throughout each period is as follows:

                                                     (Unaudited)
                                                Six Months Ended
                                                       March 31,                   Year Ended September 30,
                                                                        ---------------------------------------------------
Class A Shares                                              2006                 2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $ 10.91             $ 10.32            $ 10.36        $  8.83

---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                               (0.03)                 --(c)(d)        (0.08)         (0.05)
Net realized and unrealized gain (loss) on
investments                                            0.71                0.59               0.04           1.58
                                                ----------------        -------            -------        -------
Total from Investment Operations                       0.68                0.59              (0.04)          1.53

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $ 11.59             $ 10.91            $ 10.32        $ 10.36
Total return (e)(f)                                    6.23%(g)            5.72%             (0.39)%        17.33%

---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (h)                                 1.44%(i)            1.64%              1.55%          1.54%
Interest expense                                         --%(i)(j)           --%(j)             --             --%(j)
Net expenses (h)                                       1.44%(i)            1.64%              1.55%          1.54%
Net investment loss (h)                               (0.52)%(i)          (0.01)%            (0.68)%        (0.53)%
Waiver/reimbursement                                   0.09%(i)            0.07%              0.05%          0.05%
Portfolio turnover rate                                  93%(g)               2%                51%           108%
Net assets, end of period (000's)                   $51,852             $51,510            $66,142        $81,967

---------------------------------------------------------------------------------------------------------------------------

                                                 Period Ended
                                                September 30,

Class A Shares                                        2002(a)
---------------------------------------------------------------
Net Asset Value, Beginning of Period               $  9.98

---------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                              (0.01)
Net realized and unrealized gain (loss) on
investments                                          (1.14)
                                                -------------
Total from Investment Operations                     (1.15)

---------------------------------------------------------------
Net Asset Value, End of Period                     $  8.83
Total return (e)(f)                                 (11.52)%(g)

---------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (h)                                1.63%(i)
Interest expense                                        --
Net expenses (h)                                      1.63%(i)
Net investment loss (h)                              (0.41)%(i)
Waiver/reimbursement                                  0.05%(i)
Portfolio turnover rate                                 71%(g)
Net assets, end of period (000's)                  $81,442

---------------------------------------------------------------

(a)Class A shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment income per share reflects a special dividend which amounted to $0.06 per share.
(d)Rounds to less than $0.01 per share.
(e)Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f)Had the Distributor/Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits had an impact of less than 0.01%.
(i)Annualized.
(j)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                            Columbia Growth Stock Fund

Selected data for a share outstanding throughout each period is as follows:

                                               (Unaudited)
                                          Six Months Ended
                                                 March 31,                     Year Ended September 30,
                                                                   ----------------------------------------------------
Class B Shares                                        2006                 2005            2004              2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $  10.30             $   9.82          $   9.93        $   8.52

-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                          (0.06)               (0.08)(c)         (0.15)          (0.11)
Net realized and unrealized gain (loss)
on investments                                    0.66                 0.56              0.04            1.52
                                          ----------------         --------          --------        --------
Total from Investment Operations                  0.60                 0.48             (0.11)           1.41

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $  10.90             $  10.30          $   9.82        $   9.93
Total return (d)                                  5.83%(e)(f)          4.89%(e)         (1.11)%         16.55%

-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Operating expenses (g)                            2.14%(h)             2.39%             2.30%           2.24%
Interest expense                                    --%(h)(i)            --%(i)            --              --%(i)
Net expenses (g)                                  2.14%(h)             2.39%             2.30%           2.24%
Net investment loss (g)                          (1.23)%(h)           (0.75)%           (1.43)%         (1.23)%
Waiver/reimbursement                              0.04%(h)             0.02%               --              --
Portfolio turnover rate                             93%(f)                2%               51%            108%
Net assets, end of period (000's)             $154,866             $181,760          $245,137        $303,943

-----------------------------------------------------------------------------------------------------------------------

                                           Period Ended
                                          September 30,

Class B Shares                                  2002(a)
---------------------------------------------------------
Net Asset Value, Beginning of Period        $   9.65

---------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                        (0.02)
Net realized and unrealized gain (loss)
on investments                                 (1.11)
                                          -------------
Total from Investment Operations               (1.13)

---------------------------------------------------------
Net Asset Value, End of Period              $   8.52
Total return (d)                              (11.71)%(f)

---------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Operating expenses (g)                          2.33%(h)
Interest expense                                  --
Net expenses (g)                                2.33%(h)
Net investment loss (g)                        (1.11)%(h)
Waiver/reimbursement                              --
Portfolio turnover rate                           71%(f)
Net assets, end of period (000's)           $306,561

---------------------------------------------------------

(a)Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment income per share reflects a special dividend which amounted to $0.06 per share.
(d)Total return at net asset value assuming no contingent deferred sales charge.
(e)Had the Investment Advisor/Transfer Agent not waived a portion of expense, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits had an impact of less than 0.01%.
(h)Annualized.
(i)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                              Columbia Growth Stock
                                               Fund

Selected data for a share outstanding throughout each period is as follows:

                                               (Unaudited)
                                          Six Months Ended
                                                 March 31,                  Year Ended September 30,
                                                                  -------------------------------------------------
Class C Shares                                        2006               2005           2004             2003
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $ 10.30             $  9.82          $  9.92        $  8.52

-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                         (0.06)              (0.07)(c)        (0.15)         (0.11)
Net realized and unrealized gain (loss)
on investments                                   0.66                0.55             0.05           1.51
                                          ----------------        -------          -------        -------
Total from Investment Operations                 0.60                0.48            (0.10)          1.40

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 10.90             $ 10.30          $  9.82        $  9.92
Total return (d)                                 5.83%(e)(f)         4.89%(e)        (1.01)%        16.43%

-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Operating expenses (g)                           2.14%(h)            2.33%            2.25%          2.24%
Interest expense                                   --%(h)(i)           --%(i)           --             --%(i)
Net expenses (g)                                 2.14%(h)            2.33%            2.25%          2.24%
Net investment loss (g)                         (1.22)%(h)          (0.69)%          (1.39)%        (1.23)%
Waiver/reimbursement                             0.04%(h)            0.02%              --             --
Portfolio turnover rate                            93%(f)               2%              51%           108%
Net assets, end of period (000's)             $13,569             $14,726          $20,100        $27,938

-------------------------------------------------------------------------------------------------------------------

                                           Period Ended
                                          September 30,

Class C Shares                                  2002(a)
---------------------------------------------------------
Net Asset Value, Beginning of Period         $  9.64

---------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                        (0.02)
Net realized and unrealized gain (loss)
on investments                                 (1.10)
                                          -------------
Total from Investment Operations               (1.12)

---------------------------------------------------------
Net Asset Value, End of Period               $  8.52
Total return (d)                              (11.62)%(f)

---------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Operating expenses (g)                          2.33%(h)
Interest expense                                  --
Net expenses (g)                                2.33%(h)
Net investment loss (g)                        (1.11)%(h)
Waiver/reimbursement                              --
Portfolio turnover rate                           71%(f)
Net assets, end of period (000's)            $28,093

---------------------------------------------------------

(a)Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment income per share reflects a special dividend which amounted to $0.06 per share.
(d)Total return at net asset value assuming no contingent deferred sales charge.
(e)Had the Investment Advisor/Transfer Agent not waived a portion of expense, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits had an impact of less than 0.01%.
(h)Annualized.
(i)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                              Columbia Growth Stock
                                               Fund

Selected data for a share outstanding throughout each period is as follows:

                                       (Unaudited)
                                        Six Months
                                             Ended
                                         March 31,                                   Year Ended September 30,
                                                         ----------------------------------------------------------------------
Class Z Shares                                2006               2005              2004           2003(a)         2002(a)(b)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                 $   8.88             $   8.35          $   8.32          $   7.05           $   9.45

--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (c)       (0.01)                0.06(d)             --(e)             --(e)            0.01(f)
Net realized and unrealized gain
(loss) on investments                   0.57                 0.47              0.03              1.27              (2.41)
                                   -----------           --------          --------          --------          ----------
Total from Investment
Operations                              0.56                 0.53              0.03              1.27              (2.40)

--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income             (0.02)                  --                --                --                 --
From net realized gains                   --                   --                --                --                 --

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $   9.42             $   8.88          $   8.35          $   8.32           $   7.05
Total return (g)                        6.36%(h)(m)          6.35%(h)          0.36%(h)         17.96%(h)         (25.34)%(h)

--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Operating expenses (i)                  1.09%(j)             0.93%             0.89%             1.00%              0.88%(f)
Interest expense                          --%(j)(k)            --%(k)            --                --%(k)             --
Net expenses (i)                        1.09%(j)             0.93%             0.89%             1.00%              0.88%(f)
Net investment income (loss) (i)       (0.18)%(j)            0.71%            (0.02)%            0.01%              0.08%(f)
Waiver/reimbursement                    0.02%(j)             0.04%             0.05%             0.06%              0.01%
Portfolio turnover rate                   93%(m)                2%               51%              108%                71%
Net assets, end of
period (000's)                      $247,867             $267,224          $359,891          $384,861           $360,240

--------------------------------------------------------------------------------------------------------------------------------




                                   --------------
Class Z Shares                           2001(a)
------------------------------------------------
Net Asset Value,
Beginning of Period                $  19.89

------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (c)      (0.01)(f)
Net realized and unrealized gain
(loss) on investments                 (7.77)
                                   --------
Total from Investment
Operations                            (7.78)

------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income               --
From net realized gains               (2.66)

------------------------------------------------
Net Asset Value, End of Period     $   9.45
Total return (g)                     (43.48)%

------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Operating expenses (i)                 0.95%(f)
Interest expense                         --
Net expenses (i)                       0.95%(f)
Net investment income (loss) (i)      (0.05)%(f)
Waiver/reimbursement                     --
Portfolio turnover rate                  73%(l)
Net assets, end of
period (000's)                     $551,474

------------------------------------------------

(a)Per share data has been restated to reflect a 3-for-1 share split effective July 25, 2003.
(b)On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Net investment income per share reflects a special dividend which amounted to $0.06 per share.
(e)Rounds to less than $0.01 per share.
(f)Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Stock Portfolio prior to the termination of their master/feeder fund structure on July 12, 2002.
(g)Total return at net asset value assuming all distributions reinvested.
(h)Had the Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.
(i)The benefits derived from custody credits had an impact of less than 0.01%.
(j)Annualized.
(k)Round to less than 0.01%.
(l)Portfolio turnover rate disclosed is for the SR&F Growth Stock Portfolio.
(m)Notannualized.

            NOTES TO FINANCIAL STATEMENTS
                                          --------------------------
            March 31, 2006 (Unaudited)    Columbia Growth Stock Fund

Note 1. Organization

Columbia Growth Stock Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust XI.

Investment Goals

The Fund seeks long-term growth.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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             March 31, 2006 (Unaudited) Columbia Growth Stock Fund


Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $51,290,317
                   Unrealized depreciation       (7,090,163)
                   -----------------------------------------
                    Net unrealized appreciation $44,200,154
                   -----------------------------------------

The following capital loss carryforwards, determined as of September 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            -----------------------
                               2009    $178,734,023
                               2011     253,937,044
                               2012       5,529,590
                            -----------------------
                                       $438,200,657
                            -----------------------

Of these capital loss carryforwards, $178,734,023 ($178,117,533 expiring 09/30/09 and $616,490 expiring 09/30/09) were obtained upon the Fund's mergers with Liberty Growth Stock Fund and Stein Roe Focus Fund, respectively.

Utilization of Liberty Growth Stock Fund's and Stein Roe Focus Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets  Annual Fee Rate
                   ------------------------------------------
                       First $500 million          0.60%
                   ------------------------------------------
                   $500 million to $1 billion      0.55%
                   ------------------------------------------
                    $1 billion to $2 billion       0.50%
                   ------------------------------------------
                        Over $2 billion            0.45%
                   ------------------------------------------

For the six months ended March 31, 2006, the Fund's annualized effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
             March 31, 2006 (Unaudited) Columbia Growth Stock Fund


Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets  Annual Fee Rate
                   ------------------------------------------
                       First $500 million         0.150%
                   ------------------------------------------
                   $500 million to $1 billion     0.125%
                   ------------------------------------------
                   $1 billion to $1.5 billion     0.100%
                   ------------------------------------------
                   $1.5 billion to $2 billion     0.075%
                   ------------------------------------------
                        Over $2 billion           0.050%
                   ------------------------------------------

For the six months ended March 31, 2006, the Fund's annualized effective administration fee rate was 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement, except for certain direct internal cost, are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the six months ended March 31, 2006, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.027% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of the Class Z transfer agent fee so that such fee (exclusive of out-of-pocket expenses) will not exceed 0.05% annually of the Class Z average daily net assets. The Transfer Agent, at its discretion, may revise or discontinue this arrangement any time. In addition, the Transfer Agent also voluntarily waived a portion of its fees through October 31, 2005, to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the six months ended March 31, 2006, the Transfer Agent waived fees of $63,686 for the Fund.

For the six months ended March 31, 2006, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.27% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months

--------------------------------------------------------------------------------
             March 31, 2006 (Unaudited) Columbia Growth Stock Fund

ended March 31, 2006, the Distributor has retained net underwriting discounts of $7,013 on sales of the Fund's Class A shares and net CDSC fees of $379, $213,684 and $1,313 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually of Class A average daily net assets.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2006, the Fund paid $1,343 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the six months ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $452,979,513 and $535,062,970, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended March 31, 2006, the average daily loan balance outstanding on days where borrowings existed for the Fund was $1,600,000 at a weighted average interest rate of 4.75%.

Note 7. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange

--------------------------------------------------------------------------------
             March 31, 2006 (Unaudited) Columbia Growth Stock Fund

Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

--------------------------------------------------------------------------------
             March 31, 2006 (Unaudited) Columbia Growth Stock Fund


In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the six months ended March 31, 2006, Columbia has assumed $3,951 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 8. Proposed Reorganization

The Board of Trustees has approved a proposal to merge Columbia Growth Stock Fund into Columbia Large Cap Growth Fund. The Board of Trustees has also approved a proposal to merge Columbia Tax-Managed Growth Fund into Columbia Large Cap Growth Fund. The mergers, which are subject to approval by shareholders of the Funds and the satisfaction of certain other conditions, are expected to be completed in the third quarter of 2006.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                                   --------------------------
                                                                   Columbia Growth Stock Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

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                            Columbia Growth Stock Fund


Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which

--------------------------------------------------------------------------------
                            Columbia Growth Stock Fund

adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

.. so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

.. the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
                                                                   --------------------------
                                                                   Columbia Growth Stock Fund


Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance

between the Office of

Attorney General of New York State and

Columbia Management Advisors, Inc. and

Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)Management fees (including any components thereof ) charged by other mutual fund companies for like services;

b)Management fees (including any components thereof ) charged to institutional and other clients of CMA for like services;

c)Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)Profit margins of CMA and its affiliates from supplying such services;

e)Possible economies of scale as the CMA fund grows larger; and

f)The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.Icollected data on performance, management fees, and expense ratios of both
   Columbia Funds and comparable non- Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper")

/1/Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

--------------------------------------------------------------------------------
                            Columbia Growth Stock Fund

  and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.I have reviewed data on the organizational structure of CMG in general.

4.I collected information on profitability from Strategic Insight Mutual Fund
  Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it

--------------------------------------------------------------------------------
                            Columbia Growth Stock Fund

was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.5th Lipper quintile in actual management fee;

b.5th Lipper quintile in total expense ratio;

c.Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (actual management fee) totals a number equal to or higher than 8;

e.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8; and

f.Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its

--------------------------------------------------------------------------------
                            Columbia Growth Stock Fund

  relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

                   COLUMBIA FUNDS
                                  --------------------------
                                  Columbia Growth Stock Fund

------------------------------  ---------------------------------------------------------------------------
                 Growth Funds   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund
                                ---------------------------------------------------------------------------
                   Core Funds   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund
                                ---------------------------------------------------------------------------
                  Value Funds   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor Fund
                                ---------------------------------------------------------------------------
Asset Allocation/Hybrid Funds   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal(TM) Balanced Growth Portfolio
                                Columbia LifeGoal(TM) Growth Portfolio
                                Columbia LifeGoal(TM) Income Portfolio
                                Columbia LifeGoal(TM) Income and Growth Portfolio
                                Columbia Masters Global Equity Portfolio
                                Columbia Masters Heritage Portfolio
                                Columbia Masters International Equity Portfolio
                                Columbia Thermostat Fund
                                ---------------------------------------------------------------------------
                  Index Funds   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund
                                ---------------------------------------------------------------------------
             Tax Managed Fund   Columbia Tax-Managed Growth Fund
                                ---------------------------------------------------------------------------
              Specialty Funds   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund
                                ---------------------------------------------------------------------------
   Global/International Funds   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi Advisor International Equity Fund
                                Columbia World Equity Fund

--------------------------------------------------------------------------------
                            Columbia Growth Stock Fund

----------------------  ---------------------------------------------------------------------------
   Taxable Bond Funds   Columbia Conservative High Yield Fund
                        Columbia Core Bond Fund
                        Columbia Federal Securities Fund
                        Columbia High Income Fund
                        Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Core Bond Fund
                        Columbia Short Term Bond Fund
                        Columbia Strategic Income Fund
                        Columbia Total Return Bond Fund
                        Columbia U.S. Treasury Index Fund
                        ---------------------------------------------------------------------------
Tax-Exempt Bond Funds   Columbia California Tax-Exempt Fund
                        Columbia California Intermediate Municipal Bond Fund
                        Columbia Connecticut Tax-Exempt Fund
                        Columbia Connecticut Intermediate Municipal Bond Fund
                        Columbia Florida Intermediate Municipal Bond Fund
                        Columbia Georgia Intermediate Municipal Bond Fund
                        Columbia High Yield Municipal Fund
                        Columbia Intermediate Municipal Bond Fund
                        Columbia Massachusetts Intermediate Municipal Bond Fund
                        Columbia Massachusetts Tax-Exempt Fund
                        Columbia Maryland Intermediate Municipal Bond Fund
                        Columbia Municipal Income Fund
                        Columbia North Carolina Intermediate Municipal Bond Fund
                        Columbia New York Tax-Exempt Fund
                        Columbia New Jersey Intermediate Municipal Bond Fund
                        Columbia New York Intermediate Municipal Bond Fund
                        Columbia Oregon Intermediate Municipal Bond Fund
                        Columbia Rhode Island Intermediate Municipal Bond Fund
                        Columbia South Carolina Intermediate Municipal Bond Fund
                        Columbia Short Term Municipal Bond Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia Texas Intermediate Municipal Bond Fund
                        Columbia Virginia Intermediate Municipal Bond Fund
                        ---------------------------------------------------------------------------
   Money Market Funds   Columbia California Tax-Exempt Reserves
                        Columbia Cash Reserves
                        Columbia Connecticut Municipal Reserves
                        Columbia Government Plus Reserves
                        Columbia Governement Reserves
                        Columbia Massachusetts Municipal Reserves
                        Columbia Money Market Reserves
                        Columbia Municipal Reserves
                        Columbia New York Tax-Exempt Reserves
                        Columbia Prime Reserves
                        Columbia Tax-Exempt Reserves
                        Columbia Treasury Reserves

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

       IMPORTANT INFORMATION ABOUT THIS REPORT
                                               --------------------------
                                               Columbia Growth Stock Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

[GRAPHIC APPEARS HERE]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Growth Stock Fund Semiannual Report, March 31, 2006

Columbia Management(R)

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

[PHOTO]



                               COLUMBIA LIBERTY
                                     FUND

                               Semiannual Report
                                March 31, 2006

                    PRESIDENT'S MESSAGE
                                                  -----------------------------
                                       Columbia Liberty Fund

[PHOTO]



A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure --the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal/1/.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

/1/PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Table of Contents


                        Performance Information.... 1

                        Fund Profile............... 2

                        Understanding Your Expenses 3

                        Investment Portfolio....... 4

                    Statement of Assets and Liabilities. 19

                    Statement of Operations............. 20

                    Statement of Changes in Net Assets.. 21

                    Financial Highlights................ 23

                    Notes to Financial Statements....... 27

                    Board Consideration and Approval of
                    Investment Advisory Agreements...... 34

                    Summary of Management Fee Evaluation
                    by Independent Fee Consultant....... 37

                    Columbia Funds...................... 41

                    Important Information
                    About This Report................... 43

The views expressed in the President's Message reflect the current views of Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and Columbia Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

Performance Information
                                                          Columbia Liberty Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

  Growth of a $10,000 investment 04/01/96 - 03/31/06 ($)

                          Share class
                          ---------------------------
                          Sales charge WITHOUT  WITH
                            Class A    19,070  17,974
                            Class B    17,694  17,694
                            Class C    17,681  17,681
                            Class Z    20,345     n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Average annual total return as of 03/31/06 (%)

  Share class                A              B              C            Z
  ---------------------------------------------------------------------------
  Inception              04/30/82        05/05/92       08/01/97     07/31/95
  ---------------------------------------------------------------------------
  Sales charge         without with    without with   without with   without

  6-month (cumulative)  5.81   -0.27   5.30    0.30   5.32    4.32    5.92

  1-year               10.89    4.51   9.95    4.95   9.97    8.97   11.21

  5-year                4.06    2.84   3.28    2.93   3.29    3.29    4.32

  10-year               6.67    6.04   5.87    5.87   5.86    5.86    7.36

Net asset value per share

                            as of 03/31/06 ($)
                            Class A            8.75
                            Class B            8.74
                            Class C            8.72
                            Class Z            9.30

Distributions declared per share

                          10/01/05 - 03/31/06 ($)
                          Class A                 0.09
                          Class B                 0.06
                          Class C                 0.06
                          Class Z                 0.10

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.
PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Please see the fund's prospectus for details.
Class C is a newer class of shares. Its performance information includes returns of the Fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and C shares generally have similar expense structures. Class A shares were initially offered on April 30, 1982, class B shares were initially offered on May 5, 1992, class C shares were initially offered on August 1, 1997 and class Z shares were initially offered on July 31, 1995.

Fund Profile
                                                          Columbia Liberty Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Summary

                                        [GRAPHIC] +5.81%
                                                  Class A Shares

                                                  +6.38%
                                                  S&P 500 Index

                                                  -0.06%
                                                  Lehman Brothers Aggregate
                                                  Bond Index

Summary

.. For the six-month period ended March 31, 2006, the Columbia Liberty Fund's class A shares returned 5.81% without sales charge. The fund's return fell between the returns of its two benchmarks. The S&P 500 Index was up 6.38% and the Lehman Brothers Aggregate Bond Index returned negative 0.06%./1/ The fund's return was higher than the 4.77% average gain of funds in its peer group, the Lipper Balanced Fund category./2/ The fund invests in a mix of high quality stocks and investment-grade bonds.

.. The fund benefited from solid performance from its diverse holdings, including domestic equities, international equities and investment-grade fixed income securities. All of the fund's positions outperformed their benchmarks and made positive contributions to the fund's return. The fund's international exposure was particularly beneficial because the position's double-digit return was more than four percentage points higher than the return of the benchmark for the international sector. A decision to give nearly equal weight to large-cap growth and value was rewarded as there was only a slight performance difference between the two market segments for the period. The fund's fixed-income return was positive while its benchmark return was negative.

..  During the period we made only minor changes to the fund's asset allocation.
   We reduced equity exposure from approximately 63.7% to 61.7%. We added modestly to the fund's positions in investment-grade bonds and cash equivalents. The fund's current positioning reflects our belief that the US economy may continue to enjoy steady, although somewhat slower, economic growth; that interest rates could stabilize or move lower; and that growth could continue around the world. In this environment, we believe the fund is positioned to take advantage of continued economic growth as well as the potential for steady to declining interest rates.

Portfolio Management


VIKRAM J. KURIYAN, is the lead manager for the Fund and has managed the Fund since August, 2005.

KAREN WURDACK, is a co-manager for the Fund and has co-managed the Fund since August, 2005.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including, but not limited to, foreign taxation, currency fluctuations, risks associated with possible differences in financial markets and other monetary and political risks.

/1/The S&P 500 Index is an index that tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar denominated, non-convertible investment grade debt issues. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
/2/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

              UNDERSTANDING YOUR EXPENSES
                                          -----------------------
                                           Columbia Liberty Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period. 10/01/05 - 03/31/06

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,058.09   1,019.55    5.54       5.44            1.08
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,053.00   1,015.81    9.37       9.20            1.83
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,053.20   1,015.81    9.37       9.20            1.83
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,059.19   1,020.69    4.36       4.28            0.85
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the transfer agent not waived a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.
Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

               INVESTMENT PORTFOLIO
                                          -----------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Common Stocks - 61.7%

CONSUMER DISCRETIONARY - 6.2%                                                         Shares  Value ($)
--------------------------------------- ------------------------------------------ --------- ----------
                 Auto Components - 0.2% Johnson Controls, Inc.                        16,500  1,252,845
                                                                       Auto Components Total  1,252,845
                                        ------------------------------------------ --------- ----------
                     Automobiles - 0.2% Suzuki Motor Corp.                            64,100  1,473,564
                                                                           Automobiles Total  1,473,564
                                        ------------------------------------------ --------- ----------
   Diversified Consumer Services - 0.2% Sotheby's Holdings, Class A (a)               34,100    990,264
                                                         Diversified Consumer Services Total    990,264
                                        ------------------------------------------ --------- ----------
   Hotels, Restaurants & Leisure - 1.5% Carnival Corp.                                13,100    620,547
                                        China Travel International Inv HK          2,700,000    683,331
                                        Las Vegas Sands Corp. (a)                     47,292  2,679,564
                                        McDonald's Corp.                              52,106  1,790,362
                                        Starbucks Corp. (a)                           44,920  1,690,789
                                        Starwood Hotels & Resorts Worldwide, Inc.     36,000  2,438,280
                                                         Hotels, Restaurants & Leisure Total  9,902,873
                                        ------------------------------------------ --------- ----------
              Household Durables - 0.1% Koninklijke (Royal) Philips Electronics NV    22,983    775,452
                                                                    Household Durables Total    775,452
                                        ------------------------------------------ --------- ----------
                           Media - 1.1% EMI Group PLC                                280,360  1,232,661
                                        Lamar Advertising Co., Class A (a)            16,800    884,016
                                        McGraw-Hill Companies, Inc.                   29,900  1,722,838
                                        News Corp., Class A                          102,600  1,704,186
                                        Viacom, Inc., Class A (a)                     10,541    408,569
                                        Vivendi Universal SA                          32,973  1,128,727
                                                                                 Media Total  7,080,997
                                        ------------------------------------------ --------- ----------
                Multiline Retail - 0.7% Federated Department Stores, Inc.             22,964  1,676,372
                                        JC Penney Co., Inc.                           25,065  1,514,177
                                        Kohl's Corp. (a)                              31,700  1,680,417
                                                                      Multiline Retail Total  4,870,966
                                        ------------------------------------------ --------- ----------
                Specialty Retail - 1.8% Best Buy Co., Inc.                            12,660    708,074
                                        Chico's FAS, Inc. (a)                         22,100    898,144
                                        Esprit Holdings Ltd.                          96,000    747,152
                                        Lowe's Companies, Inc.                        40,615  2,617,230
                                        Office Depot, Inc. (a)                        86,250  3,211,950
                                        Staples, Inc.                                 60,200  1,536,304
                                        Tiffany & Co.                                 49,950  1,875,123
                                                                      Specialty Retail Total 11,593,977
                                        ------------------------------------------ --------- ----------
Textiles, Apparel & Luxury Goods - 0.4% Adidas-Salomon AG                              6,805  1,345,116
                                        LVMH Moet Hennessy Louis Vuitton SA           14,681  1,437,214
                                                      Textiles, Apparel & Luxury Goods Total  2,782,330
                                                                                             ----------
                                                                CONSUMER DISCRETIONARY TOTAL 40,723,268

CONSUMER STAPLES - 3.6%
--------------------------------------- ------------------------------------------ --------- ----------
                       Beverages - 0.9% Diageo PLC                                    44,904    707,277
                                        Diageo PLC, ADR                               24,126  1,530,312
                                        PepsiCo, Inc.                                 43,708  2,525,885
                                        Pernod-Ricard SA                               5,871  1,125,004
                                                                             Beverages Total  5,888,478

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Common Stocks - (continued)

CONSUMER STAPLES - (continued)                                                  Shares  Value ($)
---------------------------------- ----------------------------------------- --------- ----------
   Food & Staples Retailing - 0.9% Aeon Co., Ltd.                               48,300  1,172,055
                                   Sysco Corp.                                  54,500  1,746,725
                                   Wal-Mart Stores, Inc.                        62,200  2,938,328
                                                        Food & Staples Retailing Total  5,857,108
                                   ----------------------------------------- --------- ----------
              Food Products - 0.8% Cadbury Schweppes PLC, ADR                   43,300  1,732,000
                                   Danisco A/S                                  20,735  1,679,846
                                   Nestle SA, Registered Shares                  3,267    969,945
                                   Royal Numico NV (a)                          14,897    659,137
                                                                   Food Products Total  5,040,928
                                   ----------------------------------------- --------- ----------
         Household Products - 0.5% Colgate-Palmolive Co.                        58,050  3,314,655
                                                              Household Products Total  3,314,655
                                   ----------------------------------------- --------- ----------
                    Tobacco - 0.5% Altria Group, Inc.                           44,954  3,185,441
                                                                         Tobacco Total  3,185,441
                                                                                       ----------
                                                                CONSUMER STAPLES TOTAL 23,286,610

ENERGY - 5.5%
---------------------------------- ----------------------------------------- --------- ----------
Energy Equipment & Services - 1.4% ENSCO International, Inc.                     8,400    432,180
                                   Halliburton Co.                              51,087  3,730,373
                                   Nabors Industries Ltd. (a)                   15,600  1,116,648
                                   National Oilwell Varco, Inc. (a)             32,000  2,051,840
                                   Schlumberger Ltd.                            13,080  1,655,535
                                                     Energy Equipment & Services Total  8,986,576
                                   ----------------------------------------- --------- ----------
Oil, Gas & Consumable Fuels - 4.1% Anadarko Petroleum Corp.                     17,900  1,808,079
                                   China Petroleum & Chemical Corp., Class H 1,868,000  1,087,347
                                   ConocoPhillips                               21,727  1,372,060
                                   Exxon Mobil Corp.                            61,602  3,749,098
                                   Kerr-McGee Corp.                             16,900  1,613,612
                                   Marathon Oil Corp.                           20,681  1,575,272
                                   Murphy Oil Corp.                             12,300    612,786
                                   Norsk Hydro ASA                              10,796  1,490,417
                                   Occidental Petroleum Corp.                   56,500  5,234,725
                                   Statoil ASA                                  73,608  2,097,500
                                   Total SA                                      5,770  1,521,020
                                   Valero Energy Corp.                          42,200  2,522,716
                                   Williams Companies, Inc.                     73,800  1,578,582
                                   XTO Energy, Inc.                             19,640    855,715
                                                     Oil, Gas & Consumable Fuels Total 27,118,929
                                                                                       ----------
                                                                          ENERGY TOTAL 36,105,505

FINANCIALS - 13.0%
---------------------------------- ----------------------------------------- --------- ----------
            Capital Markets - 3.9% Bank of New York Co., Inc.                  143,744  5,180,534
                                   Deutsche Bank AG                              4,500    514,080
                                   Deutsche Bank AG, Registered Shares          15,957  1,818,743
                                   Franklin Resources, Inc.                     24,654  2,323,393
                                   Goldman Sachs Group, Inc.                     9,962  1,563,635
                                   Lehman Brothers Holdings, Inc.                7,700  1,112,881
                                   Merrill Lynch & Co., Inc.                    78,642  6,193,844
                                   Morgan Stanley                               23,893  1,500,958
                                   Nomura Holdings, Inc.                        54,800  1,223,083
                                   Nuveen Investments, Inc., Class A            22,300  1,073,745

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Common Stocks - (continued)

FINANCIALS - (continued)                                                         Shares  Value ($)
------------------------------------- ----------------------------------------- ------- ----------
        Capital Markets - (continued) State Street Corp.                         27,520  1,663,034
                                      UBS AG, Registered Shares                  14,701  1,610,266
                                                                  Capital Markets Total 25,778,196
                                      ----------------------------------------- ------- ----------
              Commercial Banks - 4.3% Banco Santander Central Hispano SA         54,705    799,439
                                      Cassa di Risparmio di Firenze S.p.A.      205,187    716,370
                                      Commerce Bancorp, Inc.                     18,700    685,355
                                      Depfa Bank PLC                             94,965  1,691,103
                                      Marshall & Ilsley Corp.                    42,381  1,846,964
                                      Mitsubishi UFJ Financial Group, Inc.          159  2,421,870
                                      Mitsubishi UFJ Financial Group, Inc., ADR  78,300  1,190,943
                                      National Bank of Greece SA                 30,105  1,423,904
                                      PNC Financial Services Group, Inc.         26,129  1,758,743
                                      SunTrust Banks, Inc.                       10,800    785,808
                                      UniCredito Italiano SpA                    99,015    714,097
                                      UnionBanCal Corp.                           6,300    442,008
                                      US Bancorp                                119,413  3,642,096
                                      Wachovia Corp.                             76,537  4,289,899
                                      Wells Fargo & Co.                          86,168  5,503,550
                                                                 Commercial Banks Total 27,912,149
                                      ----------------------------------------- ------- ----------
Diversified Financial Services - 1.5% CIT Group, Inc.                            16,800    899,136
                                      Citigroup, Inc.                           131,439  6,207,864
                                      JPMorgan Chase & Co.                       59,628  2,482,910
                                                   Diversified Financial Services Total  9,589,910
                                      ----------------------------------------- ------- ----------
                     Insurance - 2.6% Allstate Corp.                             27,768  1,446,990
                                      AMBAC Financial Group, Inc.                16,497  1,313,161
                                      American International Group, Inc.         73,997  4,890,462
                                      AXA                                        23,040    805,792
                                      Genworth Financial, Inc., Class A          49,500  1,654,785
                                      Hartford Financial Services Group, Inc.    19,010  1,531,256
                                      Prudential PLC                            115,996  1,348,238
                                      St Paul Travelers Companies, Inc.          39,800  1,663,242
                                      Swiss Re, Registered Shares                 7,271    507,724
                                      UnumProvident Corp.                        42,857    877,711
                                      XL Capital Ltd., Class A                   13,043    836,187
                                                                        Insurance Total 16,875,548
                                      ----------------------------------------- ------- ----------
                   Real Estate - 0.4% Archstone-Smith Trust, REIT                16,860    822,262
                                      Kimco Realty Corp., REIT                   23,608    959,429
                                      NTT Urban Development Corp.                   113    979,685
                                                                      Real Estate Total  2,761,376
                                      ----------------------------------------- ------- ----------
    Thrifts & Mortgage Finance - 0.3% Golden West Financial Corp.                26,500  1,799,350
                                                       Thrifts & Mortgage Finance Total  1,799,350
                                                                                        ----------
                                                                       FINANCIALS TOTAL 84,716,529

HEALTH CARE - 9.0%
------------------------------------- ----------------------------------------- ------- ----------
                 Biotechnology - 0.8% Genzyme Corp. (a)                          30,900  2,077,098
                                      PDL BioPharma, Inc. (a)                    43,880  1,439,264
                                      Vertex Pharmaceuticals, Inc. (a)           47,500  1,738,025
                                                                    Biotechnology Total  5,254,387

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Common Stocks - (continued)

HEALTH CARE - (continued)                                                                 Shares  Value ($)
--------------------------------------- ------------------------------------------------ ------- ----------
Health Care Equipment & Supplies - 1.6% Baxter International, Inc.                        38,600  1,498,066
                                        PerkinElmer, Inc.                                 39,100    917,677
                                        Thermo Electron Corp. (a)                         80,780  2,996,130
                                        Varian Medical Systems, Inc. (a)                  41,750  2,344,680
                                        Zimmer Holdings, Inc. (a)                         37,600  2,541,760
                                                          Health Care Equipment & Supplies Total 10,298,313
                                        ------------------------------------------------ ------- ----------
Health Care Providers & Services - 2.6% Aetna, Inc.                                       95,690  4,702,206
                                        Cardinal Health, Inc.                             33,200  2,474,064
                                        Caremark Rx, Inc. (a)                             66,820  3,286,208
                                        Cigna Corp.                                       17,574  2,295,516
                                        Rhoen-Klinikum AG                                 17,496    749,515
                                        UnitedHealth Group, Inc.                          60,030  3,353,276
                                                          Health Care Providers & Services Total 16,860,785
                                        ------------------------------------------------ ------- ----------
                 Pharmaceuticals - 4.0% AstraZeneca PLC, ADR                              32,500  1,632,475
                                        GlaxoSmithKline PLC                               56,437  1,474,212
                                        GlaxoSmithKline PLC, ADR                          28,982  1,516,048
                                        Novartis AG, ADR                                  98,856  5,480,577
                                        Novartis AG, Registered Shares                    21,068  1,171,831
                                        Novo-Nordisk A/S, Class B                         17,899  1,111,169
                                        Pfizer, Inc.                                     170,547  4,250,031
                                        Roche Holdings Ltd., ADR                          34,300  2,548,490
                                        Sanofi-Aventis                                    12,072  1,148,680
                                        Sanofi-Aventis, ADR                               39,000  1,850,550
                                        Takeda Pharmaceutical Co., Ltd.                   16,300    928,673
                                        Teva Pharmaceutical Industries Ltd., ADR          83,124  3,423,046
                                                                           Pharmaceuticals Total 26,535,782
                                                                                                 ----------
                                                                               HEALTH CARE TOTAL 58,949,267

INDUSTRIALS - 8.7%
--------------------------------------- ------------------------------------------------ ------- ----------
             Aerospace & Defense - 1.6% Boeing Co.                                        23,100  1,800,183
                                        General Dynamics Corp.                            24,254  1,551,771
                                        Lockheed Martin Corp.                             11,000    826,430
                                        Rolls-Royce Group PLC                            136,345  1,084,409
                                        United Technologies Corp.                         83,616  4,847,219
                                                                       Aerospace & Defense Total 10,110,012
                                        ------------------------------------------------ ------- ----------
         Air Freight & Logistics - 0.4% United Parcel Service, Inc., Class B              35,500  2,817,990
                                                                   Air Freight & Logistics Total  2,817,990
                                        ------------------------------------------------ ------- ----------
  Commercial Services & Supplies - 0.8% Manpower, Inc.                                    30,300  1,732,554
                                        Nichii Gakkan Co.                                 32,400    750,754
                                        Waste Management, Inc.                            70,800  2,499,240
                                                            Commercial Services & Supplies Total  4,982,548
                                        ------------------------------------------------ ------- ----------
      Construction & Engineering - 0.4% Bilfinger Berger AG                               22,296  1,461,755
                                        Foster Wheeler Ltd. (a)                           22,800  1,078,668
                                                                Construction & Engineering Total  2,540,423
                                        ------------------------------------------------ ------- ----------
            Electrical Equipment - 1.4% Dongfang Electrical Machinery Co., Ltd., Class H 600,000  1,220,617
                                        Emerson Electric Co.                              32,400  2,709,612
                                        Rockwell Automation, Inc.                         30,130  2,166,648
                                        Schneider Electric SA                             12,100  1,305,760
                                        Vestas Wind Systems A/S (a)(b)                     6,877    171,321
                                        Vestas Wind Systems A/S (a)                       52,799  1,315,335
                                                                      Electrical Equipment Total  8,889,293

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Common Stocks - (continued)

INDUSTRIALS - (continued)                                                             Shares  Value ($)
----------------------------------------- ---------------------------------------- --------- ----------
          Industrial Conglomerates - 1.4% General Electric Co.                       135,140  4,700,169
                                          Guangdong Investment Ltd.                1,600,000    713,976
                                          Siemens AG, Registered Shares               24,389  2,274,262
                                          Textron, Inc.                               18,900  1,765,071
                                                              Industrial Conglomerates Total  9,453,478
                                          ---------------------------------------- --------- ----------
                         Machinery - 1.6% Caterpillar, Inc.                           46,000  3,303,260
                                          Eaton Corp.                                 18,003  1,313,679
                                          Ingersoll-Rand Co. Ltd., Class A            33,900  1,416,681
                                          Mitsubishi Heavy Industries Ltd.           231,000  1,099,508
                                          Parker Hannifin Corp.                       22,100  1,781,481
                                          Sandvik AB                                  25,637  1,515,001
                                                                             Machinery Total 10,429,610
                                          ---------------------------------------- --------- ----------
                       Road & Rail - 0.9% Burlington Northern Santa Fe Corp.          37,700  3,141,541
                                          East Japan Railway Co.                         219  1,622,860
                                          Norfolk Southern Corp.                      25,500  1,378,785
                                                                           Road & Rail Total  6,143,186
                                          ---------------------------------------- --------- ----------
  Trading Companies & Distributors - 0.2% Mitsubishi Corp.                            61,800  1,407,835
                                                      Trading Companies & Distributors Total  1,407,835
                                                                                             ----------
                                                                           INDUSTRIALS TOTAL 56,774,375

INFORMATION TECHNOLOGY - 9.7%
----------------------------------------- ---------------------------------------- --------- ----------
          Communications Equipment - 2.2% Cisco Systems, Inc. (a)                    162,435  3,519,966
                                          Corning, Inc. (a)                           82,410  2,217,653
                                          F5 Networks, Inc. (a)                       21,400  1,551,286
                                          Motorola, Inc.                             112,460  2,576,459
                                          Nokia Oyj                                   34,162    707,836
                                          Nokia OYJ, ADR                              44,500    922,040
                                          Qualcomm, Inc.                              44,950  2,274,919
                                          Telefonaktiebolaget LM Ericsson, Class B   190,565    721,723
                                                              Communications Equipment Total 14,491,882
                                          ---------------------------------------- --------- ----------
           Computers & Peripherals - 2.2% Brocade Communications Systems, Inc. (a)   268,700  1,794,916
                                          EMC Corp./Massachusetts (a)                257,320  3,507,272
                                          Hewlett-Packard Co.                        139,600  4,592,840
                                          International Business Machines Corp.       51,135  4,217,103
                                                               Computers & Peripherals Total 14,112,131
                                          ---------------------------------------- --------- ----------
Electronic Equipment & Instruments - 0.6% Agilent Technologies, Inc. (a)              35,400  1,329,270
                                          AU Optronics Corp., ADR                     64,634    963,693
                                          Hoya Corp.                                  20,800    839,816
                                          Keyence Corp.                                3,770    978,850
                                                    Electronic Equipment & Instruments Total  4,111,629
                                          ---------------------------------------- --------- ----------
      Internet Software & Services - 0.9% Akamai Technologies, Inc. (a)               46,900  1,542,541
                                          Google, Inc., Class A (a)                    8,716  3,399,240
                                          Yahoo!, Inc. (a)                            32,560  1,050,386
                                                          Internet Software & Services Total  5,992,167

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Common Stocks - (continued)

INFORMATION TECHNOLOGY - (continued)                                                                     Shares  Value ($)
--------------------------------------------- --------------------------------------------------------- ------- ----------
                             Semiconductors & Broadcom Corp., Class A (a)                                37,075  1,600,157
               Semiconductor Equipment - 2.1% Fairchild Semiconductor International, Inc. (a)           112,200  2,139,654
                                              Lam Research Corp. (a)                                     40,100  1,724,300
                                              Marvell Technology Group Ltd. (a)                          19,200  1,038,720
                                              National Semiconductor Corp.                               43,300  1,205,472
                                              Nikon Corp.                                                52,000    932,673
                                              Samsung Electronics Co., Ltd., GDR (b)                      2,400    784,200
                                              Samsung Electronics Co., Ltd., GDR, Registered Shares (b)   3,043    994,646
                                              Taiwan Semiconductor Manufacturing Co. Ltd.                82,000    824,920
                                              Texas Instruments, Inc.                                    79,020  2,565,780
                                                                 Semiconductors & Semiconductor Equipment Total 13,810,522
                                              --------------------------------------------------------- ------- ----------
                              Software - 1.7% Citrix Systems, Inc. (a)                                   47,300  1,792,670
                                              Microsoft Corp.                                           220,675  6,004,567
                                              SAP AG, ADR                                                54,870  2,980,538
                                                                                                 Software Total 10,777,775
                                                                                                                ----------
                                                                                   INFORMATION TECHNOLOGY TOTAL 63,296,106

MATERIALS - 3.5%
--------------------------------------------- --------------------------------------------------------- ------- ----------
                             Chemicals - 1.1% Air Products & Chemicals, Inc.                             25,800  1,733,502
                                              Kaneka Corp.                                               77,000    923,302
                                              Linde AG                                                   19,913  1,728,741
                                              Monsanto Co.                                               10,082    854,450
                                              Rohm & Haas Co.                                            25,900  1,265,733
                                              Shin-Etsu Chemical Co., Ltd.                               15,500    841,768
                                              Tronox, Inc., Class B                                       3,408     57,897
                                                                                                Chemicals Total  7,405,393
                                              --------------------------------------------------------- ------- ----------
                Construction Materials - 0.9% Cemex SA de CV                                             15,200    992,256
                                              Holcim Ltd., Registered Shares                             24,772  1,972,841
                                              Vulcan Materials Co.                                       31,900  2,764,135
                                                                                   Construction Materials Total  5,729,232
                                              --------------------------------------------------------- ------- ----------
                Containers & Packaging - 0.1% Crown Holdings, Inc. (a)                                   44,600    791,204
                                                                                   Containers & Packaging Total    791,204
                                              --------------------------------------------------------- ------- ----------
                       Metals & Mining - 1.4% Freeport-McMoRan Copper & Gold, Inc., Class B              20,500  1,225,285
                                              JFE Holdings, Inc.                                         27,900  1,126,326
                                              Nucor Corp.                                                11,000  1,152,690
                                              Phelps Dodge Corp.                                         39,100  3,148,723
                                              Rio Tinto PLC                                               8,900  1,842,300
                                              United States Steel Corp.                                   7,200    436,896
                                                                                          Metals & Mining Total  8,932,220
                                                                                                                ----------
                                                                                                MATERIALS TOTAL 22,858,049

TELECOMMUNICATION SERVICES - 1.5%
--------------------------------------------- --------------------------------------------------------- ------- ----------
Diversified Telecommunication Services - 0.7% AT&T, Inc.                                                 64,015  1,730,966
                                              Telenor ASA                                                25,455    274,153
                                              Time Warner Telecom, Inc., Class A (a)                     46,226    829,757
                                              Verizon Communications, Inc.                               55,202  1,880,180
                                                                   Diversified Telecommunication Services Total  4,715,056

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Common Stocks - (continued)

TELECOMMUNICATION SERVICES - (continued)                                           Shares   Value ($)
------------------------------------------ ------------------------------------ --------- -----------
Wireless Telecommunication Services - 0.8% American Tower Corp., Class A (a)       56,200   1,703,984
                                           Cosmote Mobile Telecommunications SA    29,770     689,054
                                           NII Holdings, Inc. (a)                  32,100   1,892,937
                                           NTT DoCoMo, Inc.                           398     587,858
                                                Wireless Telecommunication Services Total   4,873,833
                                                                                          -----------
                                                         TELECOMMUNICATION SERVICES TOTAL   9,588,889

UTILITIES - 1.0%
------------------------------------------ ------------------------------------ --------- -----------
                 Electric Utilities - 0.8% Edison International                    34,321   1,413,339
                                           Entergy Corp.                           14,978   1,032,583
                                           Exelon Corp.                            32,944   1,742,738
                                           FPL Group, Inc.                         30,662   1,230,773
                                                                 Electric Utilities Total   5,419,433
                                           ------------------------------------ --------- -----------
                    Multi-Utilities - 0.2% PG&E Corp.                              35,638   1,386,318
                                                                    Multi-Utilities Total   1,386,318
                                                                                          -----------
                                                                          UTILITIES TOTAL   6,805,751

                                           Total Common Stocks
                                           (cost of $336,807,607)                         403,104,349

Corporate Fixed-Income Bonds & Notes - 8.9%                                       Par ($)

BASIC MATERIALS - 0.2%
Forest Products & Paper - 0.1%
------------------------------------------ ------------------------------------ --------- -----------
                            Westvaco Corp. 8.200% 01/15/30                        550,000     602,000
                                           ------------------------------------ --------- -----------
                                                            Forest Products & Paper Total     602,000
Metals & Mining - 0.1%
                                           ------------------------------------ --------- -----------
                               Alcan, Inc. 4.500% 05/15/13                        855,000     788,429
                                           ------------------------------------ --------- -----------
                                                                    Metals & Mining Total     788,429
                                                                                          -----------
                                                                    BASIC MATERIALS TOTAL   1,390,429

COMMUNICATIONS - 1.0%
Media - 0.3%
                                           ------------------------------------ --------- -----------
                    Jones Intercable, Inc. 7.625% 04/15/08                      1,125,000   1,165,931
                                           ------------------------------------ --------- -----------
                          Time Warner Inc. 6.625% 05/15/29                        850,000     838,441
                                           ------------------------------------ --------- -----------
                                                                              Media Total   2,004,372

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Corporate Fixed-Income Bonds & Notes - (continued)

COMMUNICATIONS - (continued)
Telecommunication Services - 0.7%                                Par ($)   Value ($)
----------------------------------------- -------------------- ----------- ---------
Deutsche Telekom International Finance BV 8.500% 06/15/10        900,000     980,031
                                          -------------------- ----------- ---------
     New Cingular Wireless Services, Inc. 8.750% 03/01/31        475,000     600,978
                                          -------------------- ----------- ---------
                     Sprint Capital Corp. 6.875% 11/15/28        600,000     622,701
                                          -------------------- ----------- ---------
             Verizon Global Funding Corp. 7.750% 12/01/30      1,525,000   1,681,029
                                          -------------------- ----------- ---------
                       Vodafone Group PLC 7.750% 02/15/10        400,000     428,893
                                          -------------------- ----------- ---------
                                          Telecommunication Services Total 4,313,632
                                                                           ---------
                                                  COMMUNICATIONS TOTAL     6,318,004

CONSUMER CYCLICAL - 0.3%
Auto Manufacturers - 0.1%
                                          -------------------- ----------- ---------
         DaimlerChrysler NA Holding Corp. 8.500% 01/18/31        500,000     584,868
                                          -------------------- ----------- ---------
                                              Auto Manufacturers Total       584,868
Retail - 0.2%
                                          -------------------- ----------- ---------
                    Wal-Mart Stores, Inc. 4.000% 01/15/10      1,200,000   1,146,397
                                          -------------------- ----------- ---------
                                                          Retail Total     1,146,397
                                                                           ---------
                                               CONSUMER CYCLICAL TOTAL     1,731,265

CONSUMER NON-CYCLICAL - 1.2%
Beverages - 0.2%
                                          -------------------- ----------- ---------
                       Diageo Capital PLC 3.375% 03/20/08      1,150,000   1,108,316
                                          -------------------- ----------- ---------
                                                       Beverages Total     1,108,316
Cosmetics/Personal Care - 0.2%
                                          -------------------- ----------- ---------
                     Procter & Gamble Co. 4.750% 06/15/07      1,190,000   1,185,308
                                          -------------------- ----------- ---------
                                          Cosmetics/Personal Care Total    1,185,308
Food - 0.3%
                                          -------------------- ----------- ---------
                      General Mills, Inc. 2.625% 10/24/06        975,000     960,757
                                          -------------------- ----------- ---------
                               Kroger Co. 6.200% 06/15/12      1,000,000   1,014,295
                                          -------------------- ----------- ---------
                                                            Food Total     1,975,052
Healthcare Products - 0.1%
                                          -------------------- ----------- ---------
                          Baxter FinCo BV 4.750% 10/15/10(b)     850,000     821,475
                                          -------------------- ----------- ---------
                                             Healthcare Products Total       821,475

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

 Corporate Fixed-Income Bonds & Notes - (continued)

 CONSUMER NON-CYCLICAL - (continued)
 Healthcare Services - 0.3%                                   Par ($) Value ($)
 ------------------------------------- -------------------  --------- ---------
             UnitedHealth Group, Inc.  3.375% 08/15/07      1,250,000 1,219,091
                                       -------------------  --------- ---------
                      WellPoint, Inc.  6.800% 08/01/12        750,000   795,924
                                       -------------------  --------- ---------
                                           Healthcare Services Total  2,015,015
 Household Products/Wares - 0.1%
                                       -------------------  --------- ---------
                 Fortune Brands, Inc.  5.125% 01/15/11        725,000   709,812
                                       -------------------  --------- ---------
                                       Household Products/Wares Total   709,812
                                                                      ---------
                                         CONSUMER NON-CYCLICAL TOTAL  7,814,978

 ENERGY - 0.5%
 Oil & Gas - 0.1%
                                       -------------------  --------- ---------
                   Marathon Oil Corp.  6.800% 03/15/32        825,000   899,589
                                       -------------------  --------- ---------
                                                     Oil & Gas Total    899,589
 Pipelines - 0.4%
                                       -------------------  --------- ---------
     Kinder Morgan Energy Partners LP  7.300% 08/15/33      1,075,000 1,165,112
                                       -------------------  --------- ---------
                    TransCanada Corp.  5.850% 03/15/36      1,200,000 1,174,902
                                       -------------------  --------- ---------
                                                     Pipelines Total  2,340,014
                                                                      ---------
                                                        ENERGY TOTAL  3,239,603

 FINANCIALS - 4.2%
 Banks - 0.9%
                                       -------------------  --------- ---------
              HSBC Capital Funding LP  9.547% 12/31/49 (c)  1,850,000 2,113,532
                                       -------------------  --------- ---------
                       Wachovia Corp.  4.875% 02/15/14      1,650,000 1,568,280
                                       -------------------  --------- ---------
                    Wells Fargo & Co.  4.920% 03/10/08 (c)  2,250,000 2,250,672
                                       -------------------  --------- ---------
                                                         Banks Total  5,932,484
 Diversified Financial Services - 2.7%
                                       -------------------  --------- ---------
        American Express Credit Corp.  3.000% 05/16/08      1,100,000 1,051,296
                                       -------------------  --------- ---------
                     Capital One Bank  4.875% 05/15/08        575,000   570,055
                                       -------------------  --------- ---------
 Caterpillar Financial Services Corp.  3.625% 11/15/07        500,000   487,146
                                       -------------------  --------- ---------
                             Citicorp  8.040% 12/15/19 (b)  4,710,000 5,485,470
                                       -------------------  --------- ---------
         Countrywide Home Loans, Inc.  2.875% 02/15/07        825,000   807,623
                                       -------------------  --------- ---------
 Credit Suisse First Boston USA, Inc.  4.875% 08/15/10      1,050,000 1,028,013
                                       -------------------  --------- ---------
       General Electric Capital Corp.  5.000% 01/08/16      1,980,000 1,898,153

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Corporate Fixed-Income Bonds & Notes - (continued)

FINANCIALS - (continued)
Diversified Financial Services - (continued)                           Par ($)     Value ($)
-------------------------------------------- ----------------------- ------------ ----------
            Goldman Sachs Group, Inc.        6.345% 02/15/34         1,000,000       986,255
                                             ----------------------- ------------ ----------
            JPMorgan Chase Capital XV        5.875% 03/15/35         1,225,000     1,143,557
                                             ----------------------- ------------ ----------
            Merrill Lynch & Co., Inc.        4.125% 01/15/09         1,250,000     1,214,062
                                             ----------------------- ------------ ----------
                       Morgan Stanley        6.750% 04/15/11         1,225,000     1,293,701
                                             ----------------------- ------------ ----------
                            SLM Corp.        5.125% 08/27/12         1,750,000     1,709,628
                                             ----------------------- ------------ ----------
                                             Diversified Financial Services Total 17,674,959
Insurance - 0.4%
                                             ----------------------- ------------ ----------
   American International Group, Inc.        2.875% 05/15/08         1,850,000     1,760,795
                                             ----------------------- ------------ ----------
  Prudential Insurance Co. of America        7.650% 07/01/07 (b)       900,000       925,493
                                             ----------------------- ------------ ----------
                                                           Insurance Total         2,686,288
Real Estate Investment Trusts - 0.2%
                                             ----------------------- ------------ ----------
 Health Care Property Investors, Inc.        6.450% 06/25/12         1,125,000     1,159,722
                                             ----------------------- ------------ ----------
                                             Real Estate Investment Trusts Total   1,159,722
                                                                                  ----------
                                                          FINANCIALS TOTAL        27,453,453

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.2%
                                             ----------------------- ------------ ----------
                         Raytheon Co.        8.300% 03/01/10         1,100,000     1,205,675
                                             ----------------------- ------------ ----------
                                                 Aerospace & Defense Total         1,205,675
Environmental Control - 0.2%
                                             ----------------------- ------------ ----------
               Waste Management, Inc.        7.375% 08/01/10         1,150,000     1,227,779
                                             ----------------------- ------------ ----------
                                               Environmental Control Total         1,227,779
Machinery - 0.1%
             John Deere Capital Corp.        4.625% 04/15/09         1,075,000     1,052,928
                                             ----------------------- ------------ ----------
                                                           Machinery Total         1,052,928
                                                                                  ----------
                                                         INDUSTRIALS TOTAL         3,486,382

TECHNOLOGY - 0.1%
Computers - 0.1%
                                             ----------------------- ------------ ----------
International Business Machines Corp.        6.220% 08/01/27           850,000       878,362
                                             ----------------------- ------------ ----------
                                                           Computers Total           878,362
                                                                                  ----------
                                                          TECHNOLOGY TOTAL           878,362

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Corporate Fixed-Income Bonds & Notes - (continued)

UTILITIES - 0.9%
Electric - 0.8%                                                                      Par ($)  Value ($)
--------------------------------------- ------------------------------------------ --------- ----------
      American Electric Power Co., Inc. 5.250% 06/01/15                              845,000    809,193
                                        ------------------------------------------ --------- ----------
CenterPoint Energy Houston Electric LLC 5.750% 01/15/14                              750,000    747,450
                                        ------------------------------------------ --------- ----------
              Exelon Generation Co. LLC 6.950% 06/15/11                              800,000    846,575
                                        ------------------------------------------ --------- ----------
        Midamerican Energy Holdings Co. 6.125% 04/01/36 (b)                          635,000    621,659
                                        ------------------------------------------ --------- ----------
                     Scottish Power PLC 5.375% 03/15/15                            1,050,000  1,018,923
                                        ------------------------------------------ --------- ----------
          Virginia Electric & Power Co. 5.375% 02/01/07                            1,375,000  1,374,097
                                        ------------------------------------------ --------- ----------
                                                                              Electric Total  5,417,897
Gas - 0.1%
                                        ------------------------------------------ --------- ----------
                          Sempra Energy 4.750% 05/15/09                              550,000    539,116
                                        ------------------------------------------ --------- ----------
                                                                                   Gas Total    539,116
                                                                                             ----------
                                                                             UTILITIES TOTAL  5,957,013

                                        Total Corporate Fixed-Income Bonds & Notes
                                        (cost of $59,433,396)                                58,269,489

Mortgage-Backed Securities - 8.0%
--------------------------------------- ------------------------------------------ --------- ----------
       Federal Home Loan Mortgage Corp. 5.000% 08/01/20                            8,208,093  8,001,972
                                        5.000% 11/01/20                            3,981,723  3,881,734
                                        5.500% 12/01/20                            2,571,205  2,554,505
                                        5.500% 01/01/21                            2,010,001  1,996,946
                                        6.000% 02/01/09                              666,890    672,137
                                        6.500% 07/01/14                               57,186     58,394
                                        6.500% 12/01/14                               65,944     67,337
                                        6.500% 06/01/29                               57,637     59,039
                                        6.500% 01/01/30                              113,602    116,364
                                        7.000% 11/01/29                               48,001     49,439
                                        7.000% 01/01/30                               25,633     26,400
                                        8.000% 07/01/20                               44,278     46,572
                                        ------------------------------------------ --------- ----------
  Federal National Mortgage Association 5.000% 01/01/18                            1,553,742  1,518,996
                                        5.000% 06/01/18                            9,856,354  9,628,721
                                        5.000% 11/01/18                            2,703,968  2,641,520
                                        5.500% 10/01/35                            7,814,816  7,630,405
                                        5.500% 11/01/35                            4,046,841  3,951,343
                                        6.000% 11/01/35                              550,348    550,543
                                        6.500% 05/01/07                                6,951      6,982
                                        6.500% 12/01/07                                1,087      1,092
                                        6.500% 05/01/08                               12,755     12,858
                                        6.500% 07/01/08                                5,616      5,661
                                        6.500% 08/01/08                               40,768     41,099
                                        6.500% 09/01/08                               35,507     35,796
                                        6.500% 10/01/08                               76,222     76,841
                                        6.500% 11/01/08                              244,297    245,807

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Mortgage-Backed Securities - (continued)                                                     Par ($)  Value ($)
----------------------------------------------------------------------------------------- ---------- ----------
Federal National Mortgage Association - (continued) 6.500% 12/01/08                           30,356     30,603
                                                    6.500% 01/01/09                           36,003     36,296
                                                    6.500% 02/01/09                          624,572    630,590
                                                    6.500% 04/01/09                          858,409    869,734
                                                    6.500% 04/01/11                          398,773    406,924
                                                    6.500% 05/01/11                        1,207,217  1,231,896
                                                    6.500% 09/01/23                          160,469    163,850
                                                    6.500% 09/01/25                        1,097,819  1,125,433
                                                    6.500% 11/01/25                                4          5
                                                    6.500% 12/01/31                          547,786    560,445
                                                    6.500% 02/01/32                        1,424,141  1,456,054
                                                    7.000% 08/15/23                          269,254    280,566
                                                    7.000% 07/01/32                           91,363     94,118
                                                    7.000% 12/01/32                        1,199,908  1,236,092
                                                                                                     ----------

                                                    Total Mortgage-Backed Securities
                                                    (cost of $52,839,550)                            52,001,109

Government & Agency Obligations - 6.3%

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
--------------------------------------------------- ------------------------------------- ---------- ----------
                                 Province of Quebec 7.000% 01/30/07                        1,750,000  1,775,600
                                                    ------------------------------------- ---------- ----------
                              United Mexican States 7.500% 04/08/33                        1,150,000  1,282,250
                                                    ------------------------------------- ---------- ----------
                                                                FOREIGN GOVERNMENT OBLIGATIONS TOTAL  3,057,850

U.S. GOVERNMENT AGENCIES - 0.9%
--------------------------------------------------- ------------------------------------- ---------- ----------
                      Federal Home Loan Bank System 2.250% 05/15/06(d)                       275,000    274,112
                                                    ------------------------------------- ---------- ----------
              Federal National Mortgage Association 5.250% 08/01/12                        5,805,000  5,746,155
                                                    ------------------------------------- ---------- ----------
                                                                      U.S. GOVERNMENT AGENCIES TOTAL  6,020,267

U.S. GOVERNMENT OBLIGATIONS - 4.9%
--------------------------------------------------- ------------------------------------- ---------- ----------
                                U.S. Treasury Bonds 6.250% 08/15/23                       10,065,000 11,415,129
                                                    ------------------------------------- ---------- ----------
                                                    7.250% 05/15/16                       14,780,000 17,479,656
                                                    ------------------------------------- ---------- ----------
                U.S. Treasury Inflation Index Notes 3.875% 01/15/09                        3,221,585  3,372,848
                                                    ------------------------------------- ---------- ----------
                                                                   U.S. GOVERNMENT OBLIGATIONS TOTAL 32,267,633

                                                    Total Government & Agency Obligations
                                                    (cost of $42,610,198)                            41,345,750

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Asset-Backed Securities - 3.6%                                                       Par ($)  Value ($)
---------------------------------------- ----------------------------------------- --------- ----------
AmeriCredit Automobile Receivables Trust 3.930% 10/06/11                           1,750,000  1,694,245
                                         ----------------------------------------- --------- ----------
 Capital One Multi-Asset Execution Trust 3.650% 07/15/11                           2,914,000  2,813,952
                                         ----------------------------------------- --------- ----------
     Citibank Credit Card Issuance Trust 2.900% 05/17/10                           5,000,000  4,771,665
                                         ----------------------------------------- --------- ----------
                    Consumer Funding LLC 5.430% 04/20/15                           1,820,000  1,821,033
                                         ----------------------------------------- --------- ----------
    Delta Funding Home Equity Loan Trust 8.010% 10/25/27                           1,844,317  1,828,839
                                         ----------------------------------------- --------- ----------
              Green Tree Financial Corp. 6.870% 01/15/29                             537,433    549,189
                                         ----------------------------------------- --------- ----------
    Navistar Financial Corp. Owner Trust 3.250% 10/15/10                           5,700,000  5,571,917
                                         ----------------------------------------- --------- ----------
             Origen Manufactured Housing 3.380% 08/15/17                           1,890,855  1,846,543
                                         ----------------------------------------- --------- ----------
        PG&E Energy Recovery Funding LLC 3.870% 06/25/11                           2,140,000  2,091,319
                                         ----------------------------------------- --------- ----------
          Providian Gateway Master Trust 3.350% 09/15/11 (b)                         500,000    486,021

                                         Total Asset-Backed Securities
                                         (cost of $23,543,584)                               23,474,723

Collateralized Mortgage Obligations - 3.3%

AGENCY - 1.9%
---------------------------------------- ----------------------------------------- --------- ----------
        Federal Home Loan Mortgage Corp. 4.500% 03/15/18                           3,800,000  3,654,768
                                         5.000% 12/15/15                           1,529,842  1,522,645
                                         ----------------------------------------- --------- ----------
   Federal National Mortgage Association 5.000% 12/25/15                           2,700,000  2,663,584
                                         5.500% 10/15/25                           4,447,278  4,442,820
                                                                                             ----------
                                                                      AGENCY TOTAL           12,283,817

NON-AGENCY - 1.4%
---------------------------------------- ----------------------------------------- --------- ----------
      Countrywide Alternative Loan Trust 5.250% 03/25/35                           2,859,394  2,781,579
                                         5.250% 08/25/35                             850,923    841,724
                                         5.500% 10/25/35                           1,844,758  1,823,762
                                         ----------------------------------------- --------- ----------
  Residential Asset Securitization Trust 4.500% 08/25/34                           3,080,780  3,000,062
                                         ----------------------------------------- --------- ----------
  Wamu Alternative Mortgage Pass-Through
                            Certificates 5.500% 07/25/35                           1,063,514  1,049,822
                                                                                             ----------
                                                                  NON-AGENCY TOTAL            9,496,949

                                         Total Collateralized Mortgage Obligations
                                         (cost of $22,354,042)                               21,780,766

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Commercial Mortgage-Backed Securities - 2.6%                                                      Par ($)  Value ($)
--------------------------------------------------- ------------------------------------------- --------- ----------
              First Union Chase Commercial Mortgage 6.645% 06/15/31                             2,126,393  2,178,129
                                                    ------------------------------------------- --------- ----------
First Union National Bank Commercial Mortgage Trust 6.223% 12/12/33                             4,250,000  4,396,582
                                                    6.141% 02/12/34                             5,000,000  5,166,950
                                                    ------------------------------------------- --------- ----------
                   LB-UBS Commercial Mortgage Trust 6.510% 12/15/26                             4,000,000  4,157,320
                                                    ------------------------------------------- --------- ----------
            Wachovia Bank Commercial Mortgage Trust 3.989% 06/15/35                               830,000    757,213

                                                    Total Commercial Mortgage-Backed Securities
                                                    (cost of $17,257,923)                                 16,656,194

Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%                                                                                  Shares
--------------------------------------------------- ------------------------------------------- --------- ----------
                                   Insurance - 0.1% XL Capital Ltd.                                33,880    840,563
                                                                                          Insurance Total    840,563
                                                                                                          ----------
                                                                                         FINANCIALS TOTAL    840,563

                                                    Total Convertible Preferred Stocks
                                                    (cost of $852,730)                                       840,563

Preferred Stock - 0.0%

CONSUMER DISCRETIONARY - 0.0%
--------------------------------------------------- ------------------------------------------- --------- ----------
                                 Automobiles - 0.0% Rolls-Royce Group PLC                       4,078,140     13,867
                                                                                        Automobiles Total     13,867
                                                                                                          ----------
                                                                             CONSUMER DISCRETIONARY TOTAL     13,867

                                                    Total Preferred Stocks
                                                    (cost of $13,583)                                         13,867

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

Short-Term Obligations - 5.2%                                                                Par ($)   Value ($)

GOVERNMENT & AGENCY OBLIGATIONS - 0.1%
-------------------------------------- -------------------------------------------------- ---------- -----------
United States Treasury Bill            4.485% 06/15/06                                       815,000     807,385
                                                                                                     -----------
                                                               GOVERNMENT & AGENCY OBLIGATIONS TOTAL     807,385

REPURCHASE AGREEMENT - 5.1%
-------------------------------------- -------------------------------------------------- ---------- -----------
                                       Repurchase agreement with State Street Bank &
                                       Trust Co., dated 03/31/06, due 04/03/06 at 4.370%,
                                       collateralized by U.S. Treasury Notes and Bonds
                                       with various maturities to 08/15/28, market value
                                       of $33,610,389 (repurchase proceeds $32,948,995)   32,937,000  32,937,000

                                       Total Short-Term Obligations
                                       (cost of $33,744,385)                                          33,744,385

                                       Total Investments - 99.7%
                                       (cost of $589,456,998) (e)                                    651,231,195

                                       Other Assets & Liabilities, Net - 0.3%                          2,116,175

                                       Net Assets - 100.0%                                           653,347,370

                                (a)Non-income producing security.
                                (b)Security exempt from registration pursuant
                                   to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $10,290,285, which represents 1.6% of net assets.
                                (c)The interest rate shown on floating rate or
                                   variable rate securities reflects the rate at March 31, 2006.
                                (d)Security pledged as collateral for open
                                   futures contracts.
                                (e)Cost for federal income tax purposes is
                                   $590,183,224.

                                   As of March 31, 2006, the Fund held the
                                   following open long futures contracts:

                       Number of            Aggregate  Expiration  Unrealized
 Type                  Contracts   Value    Face Value    Date    Depreciation
 -----------------------------------------------------------------------------
 S&P 500 Index Futures    22     $7,168,150 $7,245,204  June-06     $(77,054)
                                                                    --------

                      ACRONYM NAME
                      ------- ----
                       ADR    American Depositary Receipt
                       GDR    Global Depositary Receipt
                       REIT   Real Estate Investment Trust

                                   At March 31, 2006, the asset allocation of the Fund is as follows:

             ASSET ALLOCATION                      % OF NET ASSETS
             -----------------------------------------------------
             Common Stocks                               61.7%
             Corporate Fixed-Income Bonds & Notes         8.9
             Mortgage-Backed Securities                   8.0
             Government & Agencies Obligations            6.3
             Asset-Backed Securities                      3.6
             Collateralized Mortgage Obligations          3.3
             Commercial Mortgage-Backed Securities        2.6
             Short-Term Obligations                       5.2
             Convertible Preferred Stocks                 0.1
             Other Assets & Liabilities, Net              0.3
                                                        -----
                                                        100.0%
                                                        -----

See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          March 31, 2006 (Unaudited)           Columbia Liberty Fund

                                                                                            ($)
------------------------- -------------------------------------------------------- -----------
                   Assets Investments, at cost                                     589,456,998
                                                                                   -----------
                          Investments, at value                                    651,231,195
                          Cash                                                           5,154
                          Foreign currency (cost of $395,002)                          396,717
                          Receivable for:
                            Investments sold                                        22,754,443
                            Fund shares sold                                            55,636
                            Interest                                                 1,923,316
                            Dividends                                                  694,187
                            Foreign tax reclaims                                        17,620
                          Deferred Trustees' compensation plan                          74,031
                          Other assets                                                      54
                                                                                   -----------
                             Total Assets                                          677,152,353
                          -------------------------------------------------------- -----------
              Liabilities Payable for:
                            Investments purchased                                   21,844,369
                            Fund shares repurchased                                    932,272
                            Futures variation margin                                    23,155
                            Investment advisory fee                                    317,172
                            Transfer agent fee                                         391,663
                            Pricing and bookkeeping fees                                26,598
                            Trustees' fees                                                 408
                            Custody fee                                                 24,025
                            Distribution and service fees                              147,870
                            Chief compliance officer expenses                            2,134
                          Deferred Trustees' fees                                       74,031
                          Other liabilities                                             21,286
                                                                                   -----------
                             Total Liabilities                                      23,804,983

                                                                        Net Assets 653,347,370
                          -------------------------------------------------------- -----------
Composition of Net Assets Paid-in capital                                          586,758,000
                          Overdistributed net investment income                       (601,815)
                          Accumulated net realized gain                              5,483,483
                          Net unrealized appreciation (depreciation) on:
                            Investments                                             61,774,197
                            Foreign currency translations                               10,559
                            Futures contracts                                          (77,054)
                                                                                   -----------
                                                                        Net Assets 653,347,370
                          -------------------------------------------------------- -----------
                  Class A Net assets                                               534,978,871
                          Shares outstanding                                        61,142,956
                          Net asset value per share                                    8.75(a)
                          Maximum offering price per share ($8.75/0.9425)              9.28(b)
                          -------------------------------------------------------- -----------
                  Class B Net assets                                               111,583,189
                          Shares outstanding                                        12,764,027
                          Net asset value and offering price per share                 8.74(a)
                          -------------------------------------------------------- -----------
                  Class C Net assets                                                 5,501,846
                          Shares outstanding                                           630,856
                          Net asset value and offering price per share                 8.72(a)
                          -------------------------------------------------------- -----------
                  Class Z Net assets                                                 1,283,464
                          Shares outstanding                                           138,054
                          Net asset value, offering and redemption price per share        9.30

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

                                See Accompanying Notes to Financial Statements.

  STATEMENT OF OPERATIONS
                                                      -----------------------
  For the Six Months Ended March 31, 2006 (Unaudited)  Columbia Liberty Fund

                                                                                                                      ($)
--------------------------------------- --------------------------------------------------------------------  ----------
                      Investment Income Dividends                                                              3,999,137
                                        Interest                                                               6,184,657
                                                                                                              ----------
                                          Total Investment Income (net of foreign taxes withheld of $17,772)  10,183,794
                                        --------------------------------------------------------------------  ----------
                               Expenses Investment advisory fee                                                1,821,677
                                        Distribution fee:
                                          Class B                                                                452,042
                                          Class C                                                                 20,616
                                        Service fee:
                                          Class A                                                                626,200
                                          Class B                                                                140,888
                                          Class C                                                                  6,429
                                        Transfer agent fee                                                       704,958
                                        Pricing and bookkeeping fees                                              94,258
                                        Trustees' fees                                                            17,477
                                        Custody fee                                                               64,099
                                        Chief compliance officer expenses (See Note 4)                             5,644
                                        Non-recurring costs (See Note 8)                                           5,319
                                        Other expenses                                                           147,111
                                                                                                              ----------
                                          Total Operating Expenses                                             4,106,718
                                        Fees waived by Transfer Agent                                            (49,261)
                                        Non-recurring costs assumed by Investment Advisor (See Note 8)            (5,319)
                                                                                                              ----------
                                          Net Expenses                                                         4,052,138
                                                                                                              ----------
                                        Net Investment Income                                                  6,131,656
                                        --------------------------------------------------------------------  ----------
Net Realized and Unrealized Gain (Loss)
       on Investments, Foreign Currency Net realized gain (loss) on:
                  and Futures Contracts   Investments                                                         33,719,760
                                          Foreign currency transactions                                          (30,458)
                                          Futures contracts                                                       42,568
                                          Net realized loss due to trading error (See Note 7)                         --
                                                                                                              ----------
                                           Net realized gain                                                  33,731,870
                                        Net change in unrealized appreciation (depreciation) on:
                                          Investments                                                         (3,333,242)
                                          Foreign currency translations                                           15,739
                                          Futures contracts                                                      (62,846)
                                                                                                              ----------
                                           Net change in unrealized appreciation (depreciation)               (3,380,349)
                                                                                                              ----------
                                        Net Gain                                                              30,351,521
                                                                                                              ----------
                                        Net Increase in Net Assets from Operations                            36,483,177

See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                               Columbia Liberty Fund

                                                                                              (Unaudited)
                                                                                               Six Months          Year
                                                                                                    Ended         Ended
                                                                                                March 31, September 30,
Increase (Decrease) in Net Assets:                                                               2006 ($)      2005 ($)
--------------------------------------- ---------------------------------------------------- -----------  -------------
                             Operations Net investment income                                  6,131,656     12,491,281
                                        Net realized gain on investments, foreign currency
                                         transactions and futures contracts                   33,731,870     65,336,525
                                        Net change in unrealized appreciation (depreciation)
                                         on investments, foreign currency translations and
                                         futures contracts                                    (3,380,349)    (1,607,703)
                                                                                             -----------  -------------
                                        Net Increase from Operations                          36,483,177     76,220,103
                                        ---------------------------------------------------- -----------  -------------
Distributions Declared to Shareholders: From net investment income:
                                          Class A                                             (5,841,173)   (11,657,262)
                                          Class B                                               (868,294)    (2,009,483)
                                          Class C                                                (40,322)       (75,677)
                                          Class Z                                                (10,482)       (14,808)
                                                                                             -----------  -------------
                                        Total Distributions Declared to Shareholders          (6,760,271)   (13,757,230)
                                        ---------------------------------------------------- -----------  -------------
                     Share Transactions Class A:
                                          Subscriptions                                       12,363,764     27,220,025
                                          Distributions reinvested                             5,066,547     10,085,878
                                          Redemptions                                        (52,315,154)  (114,973,644)
                                                                                             -----------  -------------
                                           Net Decrease                                      (34,884,843)   (77,667,741)
                                        Class B:
                                          Subscriptions                                          975,899      5,443,035
                                          Distributions reinvested                               818,595      1,892,988
                                          Redemptions                                        (26,282,560)   (61,815,723)
                                                                                             -----------  -------------
                                           Net Decrease                                      (24,488,066)   (54,479,700)
                                        Class C:
                                          Subscriptions                                          537,728        562,491
                                          Distributions reinvested                                36,947         67,904
                                          Redemptions                                           (801,038)    (1,675,476)
                                                                                             -----------  -------------
                                           Net Decrease                                         (226,363)    (1,045,081)
                                        Class Z:
                                          Subscriptions                                          553,242         83,983
                                          Distributions reinvested                                 7,835         14,186
                                          Redemptions                                            (12,044)       (96,862)
                                                                                             -----------  -------------
                                           Net Increase                                          549,033          1,307
                                        Net Decrease from Share Transactions                 (59,050,239)  (133,191,215)
                                                                                             -----------  -------------
                                            Total Decrease in Net Assets                     (29,327,333)   (70,728,342)
                                        ---------------------------------------------------- -----------  -------------
                             Net Assets Beginning of period                                  682,674,703    753,403,045
                                        End of period                                        653,347,370    682,674,703
                                        Undistributed (overdistributed) net investment
                                         income at end of period                                (601,815)        26,800

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                              Columbia Liberty Fund

                                                         (Unaudited)
                                                          Six Months           Year
                                                               Ended          Ended
                                                           March 31,  September 30,
                                                                2006           2005
----------------- -------------------------------------  -----------  -------------
Changes in Shares Class A:
                    Subscriptions                          1,449,267      3,359,032
                    Issued for distributions reinvested      590,492      1,242,399
                    Redemptions                           (6,147,444)   (14,180,549)
                                                         -----------  -------------
                     Net Decrease                         (4,107,685)    (9,579,118)
                  Class B:
                    Subscriptions                            114,335        675,029
                    Issued for distributions reinvested       95,694        233,718
                    Redemptions                           (3,088,063)    (7,641,139)
                                                         -----------  -------------
                     Net Decrease                         (2,878,034)    (6,732,392)
                  Class C:
                    Subscriptions                             63,280         69,377
                    Issued for distributions reinvested        4,327          8,396
                    Redemptions                              (93,845)      (208,371)
                                                         -----------  -------------
                     Net Decrease                            (26,238)      (130,598)
                  Class Z:
                    Subscriptions                             59,701          9,746
                    Issued for distributions reinvested          859          1,646
                    Redemptions                               (1,314)       (11,287)
                                                         -----------  -------------
                     Net Increase                             59,246            105

See Accompanying Notes to Financial Statements.

                  FINANCIAL HIGHLIGHTS
                                       -----------------------
                                        Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

                                            (Unaudited)
                                             Six Months                                   Period
                                                  Ended                                    Ended
                                              March 31,    Year Ended September 30,     September 30,
                                                           -------------------------
Class A Shares                                     2006            2005        2004        2003(a)(b)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $   8.36             $   7.68       $   7.22      $   6.68

----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                 0.09                 0.15           0.13          0.12
Net realized and unrealized
gain (loss) on investments,
foreign currency and futures
contracts                                 0.39                 0.70           0.51          0.55
                                     -----------           --------       --------    -------------
Total from Investment
Operations                                0.48                 0.85           0.64          0.67

----------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income               (0.09)               (0.17)         (0.18)        (0.13)
From net realized gains                     --                   --             --            --
                                     -----------           --------       --------    -------------
Total Distributions Declared to
Shareholders                             (0.09)               (0.17)         (0.18)        (0.13)

----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   8.75             $   8.36       $   7.68      $   7.22
Total return (e)                          5.81%(f)(g)(h)      11.12%(f)       8.92%        10.13%(g)

----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Operating expenses (i)                    1.08%(j)             1.13%          1.13%         1.23%(j)
Interest expense                            --                   --             --            --%(j)(k)
Expenses (i)                              1.08%(j)             1.13%          1.13%         1.23%(j)
Net investment income (i)                 2.07%(j)             1.88%          1.73%         1.86%(j)
Waiver/reimbursement                      0.01%(j)             0.01%            --            --
Portfolio turnover rate                     45%(g)               83%            74%          109%(g)
Net assets, end of period
(000's)                               $534,979             $545,773       $574,954      $605,859

----------------------------------------------------------------------------------------------------------



                                            Year Ended October 31,
                                     -------------------------------------
Class A Shares                            2002(b)      2001(b)     2000(b)
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period $   7.53       $  10.24     $  10.81

--------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                0.16(d)        0.19         0.19
Net realized and unrealized
gain (loss) on investments,
foreign currency and futures
contracts                               (0.84)(d)      (1.70)        0.63
                                     --------       --------     --------
Total from Investment
Operations                              (0.68)         (1.51)        0.82

--------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income              (0.17)         (0.20)       (0.19)
From net realized gains                    --          (1.00)       (1.20)
                                     --------       --------     --------
Total Distributions Declared to
Shareholders                            (0.17)         (1.20)       (1.39)

--------------------------------------------------------------------------
Net Asset Value, End of Period       $   6.68       $   7.53     $  10.24
Total return (e)                        (9.19)%       (16.38)%       8.16%

--------------------------------------------------------------------------
Ratios to Average Net Assets:
Operating expenses (i)                   1.18%          1.13%        1.06%
Interest expense                           --%(k)         --           --
Expenses (i)                             1.18%          1.13%        1.06%
Net investment income (i)                2.24%(d)       2.29%        1.88%
Waiver/reimbursement                       --             --           --
Portfolio turnover rate                    41%            55%          78%
Net assets, end of period
(000's)                              $624,483       $757,467     $874,225

--------------------------------------------------------------------------

(a)The Fund has changed its fiscal year end from October 31 to September 30.
(b)For the period ended September 30, 2003 and the years ended October 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.28% to 2.24%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(i)The benefits derived from custody credits (if applicable) had an impact of less than 0.01%.
(j)Annualized.
(k)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                              Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

                                            (Unaudited)
                                             Six Months                                   Period
                                                  Ended                                    Ended
                                              March 31,    Year Ended September 30,     September 30,
                                                           -------------------------
Class B Shares                                     2006            2005        2004        2003(a)(b)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $   8.36             $   7.68       $   7.21      $   6.67

----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                 0.06                 0.09           0.07          0.07
Net realized and unrealized gain
(loss) on investments, foreign
currency and futures contracts            0.38                 0.70           0.52          0.55
                                     -----------           --------       --------    -------------
Total from Investment Operations          0.44                 0.79           0.59          0.62

----------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income               (0.06)               (0.11)         (0.12)        (0.08)
From net realized gains                     --                   --             --            --
                                     -----------           --------       --------    -------------
Total Distributions Declared to
Shareholders                             (0.06)               (0.11)         (0.12)        (0.08)

----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   8.74             $   8.36       $   7.68      $   7.21
Total return (e)                          5.30%(f)(g)(h)      10.30%(f)       8.22%         9.33%(g)

----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Operating expenses (i)                    1.83%(j)             1.88%          1.88%         1.98%(i)
Interest expense                            --                   --             --            --%(j)(k)
Expenses (i)                              1.83%(j)             1.88%          1.88%         1.98%(i)
Net investment income (i)                 1.33%(j)             1.14%          0.97%         1.11%(i)
Waiver/reimbursement                      0.01%(j)             0.01%            --            --
Portfolio turnover rate                     45%(g)               83%            74%          109%(g)
Net assets, end of period (000's)     $111,583             $130,724       $171,775      $218,494

----------------------------------------------------------------------------------------------------------



                                            Year Ended October 31,
                                     -------------------------------------
Class B Shares                            2002(b)      2001(b)     2000(b)
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period $   7.51       $  10.22     $  10.79

--------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                0.11(d)        0.13         0.12
Net realized and unrealized gain
(loss) on investments, foreign
currency and futures contracts          (0.83)(d)      (1.71)        0.62
                                     --------       --------     --------
Total from Investment Operations        (0.72)         (1.58)        0.74

--------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income              (0.12)         (0.13)       (0.11)
From net realized gains                    --          (1.00)       (1.20)
                                     --------       --------     --------
Total Distributions Declared to
Shareholders                            (0.12)         (1.13)       (1.31)

--------------------------------------------------------------------------
Net Asset Value, End of Period       $   6.67       $   7.51     $  10.22
Total return (e)                        (9.77)%       (17.05)%       7.33%

--------------------------------------------------------------------------
Ratios to Average Net Assets:
Operating expenses (i)                   1.93%          1.88%        1.81%
Interest expense                           --%(i)         --           --
Expenses (i)                             1.93%          1.88%        1.81%
Net investment income (i)                1.49%(d)       1.54%        1.13%
Waiver/reimbursement                       --             --           --
Portfolio turnover rate                    41%           55%         78%
Net assets, end of period (000's)    $252,598       $412,639     $604,975

--------------------------------------------------------------------------

(a)The Fund has changed its fiscal year end from October 31 to September 30.
(b)For the period ended September 30, 2003 and the years ended October 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(i)The benefits derived from custody credits (if applicable) had an impact of less than 0.01%.
(j)Annualized.
(k)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                              Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

                                          (Unaudited)
                                           Six Months                                   Period
                                                Ended                                    Ended
                                            March 30,     Year Ended September 31,   September 30,
                                                          -------------------------
Class C Shares                                   2006           2005         2004       2003(a)(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $ 8.34             $ 7.66          $ 7.20        $ 6.66

--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                0.06               0.09            0.07          0.07
Net realized and unrealized gain
(loss) on investments, foreign
currency and futures contracts           0.38               0.70            0.51          0.55
                                     -----------          --------        -------    -------------
Total from Investment Operations         0.44               0.79            0.58          0.62

--------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income              (0.06)             (0.11)          (0.12)        (0.08)
From net realized gains                    --                 --              --            --
                                     -----------          --------        -------    -------------
Total Distributions Declared to
Shareholders                            (0.06)             (0.11)          (0.12)        (0.08)

--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $ 8.72             $ 8.34          $ 7.66        $ 7.20
Total return (e)                         5.32%(f)(g)(h)    10.33%(f)        8.09%         9.34%(g)

--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Operating expenses (i)                   1.83%(j)           1.88%           1.88%         1.98%(j)
Interest expense                           --                 --              --            --%(j)(k)
Expenses (i)                             1.83%(j)           1.88%           1.88%         1.98%(j)
Net investment income (i)                1.33%(j)           1.13%           0.97%         1.11%(j)
Waiver/reimbursement                     0.01%(j)           0.01%             --            --
Portfolio turnover rate                    45%(g)             83%             74%          109%(g)
Net assets, end of period (000's)      $5,502             $5,478          $6,033        $8,457

--------------------------------------------------------------------------------------------------------



                                          Year Ended October 31,
                                     --------------------------------
Class C Shares                          2002(b)     2001(b)   2000(b)
---------------------------------------------------------------------
Net Asset Value, Beginning of Period $ 7.50       $ 10.21     $10.78

---------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)              0.11(d)       0.13       0.12
Net realized and unrealized gain
(loss) on investments, foreign
currency and futures contracts        (0.83)(d)     (1.71)      0.62
                                     -------      -------     -------
Total from Investment Operations      (0.72)        (1.58)      0.74

---------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income            (0.12)        (0.13)     (0.11)
From net realized gains                  --         (1.00)     (1.20)
                                     -------      -------     -------
Total Distributions Declared to
Shareholders                          (0.12)        (1.13)     (1.31)

---------------------------------------------------------------------
Net Asset Value, End of Period       $ 6.66       $  7.50     $10.21
Total return (e)                      (9.78)%      (17.07)%     7.34%

---------------------------------------------------------------------
Ratios to Average Net Assets:
Operating expenses (i)                 1.93%         1.88%      1.81%
Interest expense                         --%(k)        --         --
Expenses (i)                           1.93%         1.88%      1.81%
Net investment income (i)              1.49%(d)      1.54%      1.13%
Waiver/reimbursement                     --            --         --
Portfolio turnover rate                  41%           55%        78%
Net assets, end of period (000's)    $7,873       $10,463     $6,519

---------------------------------------------------------------------

(a)The Fund has changed its fiscal year end from October 31 to September 30.
(b)For the period ended September 30, 2003 and the years ended October 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from $1.53% to 1.49%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(i)The benefits derived from custody credits (if applicable) had an impact of less than 0.01%.
(j)Annualized.
(k)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                              Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

                                          (Unaudited)
                                           Six Months                                   Period
                                                Ended                                    Ended
                                            March 31,     Year Ended September 30,   September 30,
                                                          -------------------------
Class Z Shares                                   2006           2005         2004       2003(a)(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $ 8.88             $ 8.15          $ 7.65        $ 7.07

--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                0.10               0.18            0.16          0.14
Net realized and unrealized gain
(loss) on investments, foreign
currency and futures contracts           0.42               0.74            0.54          0.59
                                     -----------          --------        -------    -------------
Total from Investment Operations         0.52               0.92            0.70          0.73

--------------------------------------------------------------------------------------------------------
Less Distributions Declared to
Shareholders:
From net investment income              (0.10)             (0.19)          (0.20)        (0.15)
From net realized gains                    --                 --              --            --
                                     -----------          --------        -------    -------------
Total Distributions Declared to
Shareholders                            (0.10)             (0.19)          (0.20)        (0.15)

--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $ 9.30             $ 8.88          $ 8.15        $ 7.65
Total return (e)                         5.92%(f)(g)(h)    11.33%(f)        9.19%        10.38%(g)

--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Operating expenses (i)                   0.85%(j)           0.90%           0.90%         1.00%(i)
Interest expense                           --                 --              --            --%(j)(k)
Expenses (i)                             0.85%(j)           0.90%           0.90%         1.00%(i)
Net investment income (i)                2.33%(j)           2.11%           1.99%         2.00%(i)
Waiver/reimbursement                     0.01%(j)           0.01%             --            --
Portfolio turnover rate                    45%(g)             83%             74%          109%(g)
Net assets, end of period (000's)      $1,283             $  700          $  641        $  340

--------------------------------------------------------------------------------------------------------



                                          Year Ended October 31,
                                     --------------------------------
Class Z Shares                          2002(b)     2001(b)   2000(b)
---------------------------------------------------------------------
Net Asset Value, Beginning of Period $ 7.95       $ 10.75     $11.28

---------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)              0.19(d)       0.21       0.22
Net realized and unrealized gain
(loss) on investments, foreign
currency and futures contracts        (0.88)(d)     (1.79)      0.67
                                     -------      -------     -------
Total from Investment Operations      (0.69)        (1.58)      0.89

---------------------------------------------------------------------
Less Distributions Declared to
Shareholders:
From net investment income            (0.19)        (0.22)     (0.22)
From net realized gains                  --         (1.00)     (1.20)
                                     -------      -------     -------
Total Distributions Declared to
Shareholders                          (0.19)        (1.22)     (1.42)

---------------------------------------------------------------------
Net Asset Value, End of Period       $ 7.07       $  7.95     $10.75
Total return (e)                      (8.88)%      (16.25)%     8.44%

---------------------------------------------------------------------
Ratios to Average Net Assets:
Operating expenses (i)                 0.95%         0.90%      0.82%
Interest expense                         --%(j)        --         --
Expenses (i)                           0.95%         0.90%      0.82%
Net investment income (i)              2.47%(d)      2.52%      2.12%
Waiver/reimbursement                     --            --         --
Portfolio turnover rate                  41%           55%        78%
Net assets, end of period (000's)    $  137       $    50     $    3

---------------------------------------------------------------------

(a)The Fund has changed its fiscal year end from October 31 to September 30.
(b)For the period ended September 30, 2003 and the years ended October 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)Total return at net asset value assuming all distributions reinvested.
(f)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(i)The benefits derived from custody credits (if applicable) had an impact of less than 0.01%.
(j)Annualized.
(k)Rounds to less than 0.01%.

             NOTES TO FINANCIAL STATEMENTS
                                           -----------------------
             March 31, 2006 (Unaudited)     Columbia Liberty Fund

Note 1. Organization

Columbia Liberty Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust III.

Investment Goals

The Fund seeks primarily income and capital growth. The Fund's secondary goal is capital preservation.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or
(3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. There are several risks in connection with the use of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the broker in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $70,874,107
                   Unrealized depreciation       (9,826,136)
                                                -----------
                    Net unrealized appreciation $61,047,971
                   -----------------------------------------

The following capital loss carryforwards, determined as of September 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            -----------------------
                               2011    $24,192,876
                            -----------------------

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets    Annual Fee Rate
                 ----------------------------------------------
                     First $1 billion                0.55%
                 ----------------------------------------------
                     $1 billion to $1.5 billion      0.50%
                 ----------------------------------------------
                     Over $1.5 billion               0.45%
                 ----------------------------------------------

For the six months ended March 31, 2006, the Fund's annualized effective investment advisory fee rate was 0.55% of the Fund's average daily net assets.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. ("NIMNAI") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% annually of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement, except for certain direct internal cost, are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the six months ended March 31, 2006, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses.

The Transfer Agent voluntarily waived a portion of its fees through October 31, 2005, to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the six months ended March 31, 2006, the Transfer Agent waived fees of $49,261 for the Fund.

For the six months ended March 31, 2006, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.20% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months

--------------------------------------------------------------------------------
               March 31, 2006 (Unaudited)  Columbia Liberty Fund

ended March 31, 2006, the Distributor has retained net underwriting discounts of $9,361 on sales of the Fund's Class A shares and net CDSC fees of $208, $77,953 and $867 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for Class A, Class B and Class C shares, which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to the shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, Class B and Class C shares. For the six months ended March 31, 2006, the Class A, Class B and Class C shares' effective service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2006, the Fund paid $1,397 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the six months ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $238,551,398 and $336,238,565, respectively, of which $48,382,620 and $8,159,310, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended March 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Other

During the year ended March 31, 2006, the Fund realized a loss due a trading error. This loss of $3,091 to the Fund has been reimbursed by Columbia.

31

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               March 31, 2006 (Unaudited)  Columbia Liberty Fund


Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under

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               March 31, 2006 (unaudited)  Columbia Liberty Fund

Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the six months ended March 31, 2006, Columbia has assumed $5,319 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

33

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
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                                   -----------------------
                                                                    Columbia Liberty Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory and sub-advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. The Trustees also consider information about Nordea Investment Management North America, Inc., which serves as sub-adviser for Columbia Liberty Fund, including the sub-advisory fees paid by the fund and related performance information. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. The Trustees considered not only the advisory services provided by Columbia to the funds, but also the monitoring and oversight services that Columbia provides with respect to Columbia Liberty Fund, and the sub-advisory services that Nordea Investment Management North America, Inc. provides. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of

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                              Columbia Liberty Fund

the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

                                                                             35

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                              Columbia Liberty Fund


The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

.. so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

.. the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

36

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
SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
                                                                   -----------------------
                                                                    Columbia Liberty Fund


Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance

between the Office of

Attorney General of New York State and

Columbia Management Advisors, Inc. and

Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)Management fees (including any components thereof ) charged by other mutual fund companies for like services;

b)Management fees (including any components thereof ) charged to institutional and other clients of CMA for like services;

c)Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)Profit margins of CMA and its affiliates from supplying such services;

e)Possible economies of scale as the CMA fund grows larger; and

f)The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.I collected data on performance, management fees, and expense ratios of both
  Columbia Funds and comparable non- Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different

/1/Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

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                              Columbia Liberty Fund

  group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.I have reviewed data on the organizational structure of CMG in general.

4.I collected information on profitability from Strategic Insight Mutual Fund
  Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it

38

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                              Columbia Liberty Fund

was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.5th Lipper quintile in actual management fee;

b.5th Lipper quintile in total expense ratio;

c.Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (actual management fee) totals a number equal to or higher than 8;

e.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8; and

f.Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its

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                              Columbia Liberty Fund

  relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

                     COLUMBIA FUNDS
                                    -----------------------
                                     Columbia Liberty Fund

------------------------------  ---------------------------------------------------------------------------
                 Growth funds   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund
                                ---------------------------------------------------------------------------
                   Core funds   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund
                                ---------------------------------------------------------------------------
                  Value funds   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor Fund
                                ---------------------------------------------------------------------------
Asset Allocation/Hybrid funds   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal/TM/ Balanced Growth Portfolio
                                Columbia LifeGoal/TM/ Growth Portfolio
                                Columbia LifeGoal/TM/ Income Portfolio
                                Columbia LifeGoal/TM/ Income and Growth Portfolio
                                Columbia Masters Global Equity Portfolio
                                Columbia Masters Heritage Portfolio
                                Columbia Masters International Equity Portfolio
                                Columbia Thermostat Fund
                                ---------------------------------------------------------------------------
                  Index funds   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund
                                ---------------------------------------------------------------------------
             Tax-Managed fund   Columbia Tax-Managed Growth Fund
                                ---------------------------------------------------------------------------
              Specialty funds   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund
                                ---------------------------------------------------------------------------
   Global/International funds   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi-Advisor International Equity Fund
                                Columbia World Equity Fund

--------------------------------------------------------------------------------
                              Columbia Liberty Fund

----------------------  ---------------------------------------------------------------------------
   Taxable Bond funds   Columbia Conservative High Yield Fund
                        Columbia Core Bond Fund
                        Columbia Federal Securities Fund
                        Columbia High Income Fund
                        Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Core Bond Fund
                        Columbia Short Term Bond Fund
                        Columbia Strategic Income Fund
                        Columbia Total Return Bond Fund
                        Columbia U.S. Treasury Index Fund
                        ---------------------------------------------------------------------------
Tax-Exempt Bond funds   Columbia California Tax-Exempt Fund
                        Columbia California Intermediate Municipal Bond Fund
                        Columbia Connecticut Tax-Exempt Fund
                        Columbia Connecticut Intermediate Municipal Bond Fund
                        Columbia Florida Intermediate Municipal Bond Fund
                        Columbia Georgia Intermediate Municipal Bond Fund
                        Columbia High Yield Municipal Fund
                        Columbia Intermediate Municipal Bond Fund
                        Columbia Massachusetts Intermediate Municipal Bond Fund
                        Columbia Massachusetts Tax-Exempt Fund
                        Columbia Maryland Intermediate Municipal Bond Fund
                        Columbia Municipal Income Fund
                        Columbia North Carolina Intermediate Municipal Bond Fund
                        Columbia New York Tax-Exempt Fund
                        Columbia New Jersey Intermediate Municipal Bond Fund
                        Columbia New York Intermediate Municipal Bond Fund
                        Columbia Oregon Intermediate Municipal Bond Fund
                        Columbia Rhode Island Intermediate Municipal Bond Fund
                        Columbia South Carolina Intermediate Municipal Bond Fund
                        Columbia Short Term Municipal Bond Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia Texas Intermediate Municipal Bond Fund
                        Columbia Virginia Intermediate Municipal Bond Fund
                        ---------------------------------------------------------------------------
   Money Market funds   Columbia California Tax-Exempt Reserves
                        Columbia Cash Reserves
                        Columbia Connecticut Municipal Reserves
                        Columbia Government Plus Reserves
                        Columbia Government Reserves
                        Columbia Massachusetts Municipal Reserves
                        Columbia Money Market Reserves
                        Columbia Municipal Reserves
                        Columbia New York Tax-Exempt Reserves
                        Columbia Prime Reserves
                        Columbia Tax-Exempt Reserves
                        Columbia Treasury Reserves

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                -----------------------
                                                 Columbia Liberty Fund

Transfer Agent
Columbia Management Services, Inc. P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management
Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Liberty Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

[GRAPHIC APPEARS HERE]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Liberty Fund Semiannual Report, March 31, 2006

Columbia Management(R)

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

[PHOTO]



                                   COLUMBIA
                                YOUNG INVESTOR
                                     FUND

                               Semiannual Report
                                March 31, 2006

                PRESIDENT'S MESSAGE
                                    ----------------------------
                                    Columbia Young Investor Fund

[PHOTO] Christopher L. Wilson



A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure -- the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal./1/

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds


/1/PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Table of Contents


                    Performance Information.............  1

                    Fund Profile........................  2

                    Understanding Your Expenses.........  3

                    Investment Portfolio................  4

                    Statement of Assets and Liabilities. 10

                    Statement of Operations............. 11

                    Statement of Changes in Net Assets.. 12

                    Financial Highlights................ 14

                    Notes to Financial Statements....... 18

                    Board Consideration and Approval of
                    Investment Advisory Agreements...... 24

                    Summary of Management Fee Evaluation
                    by Independent Fee Consultant....... 27

                    Columbia Funds...................... 31

                    Important Information
                    About This Report................... 33

The views expressed in the President's Message reflect the current views of Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and Columbia Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

Performance Information                            Columbia Young Investor Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

  Growth of a $10,000 investment 04/01/96 - 03/31/06 ($)

       Share class
       -----------------------------------------------------------------
       Sales charge                                       WITHOUT  WITH
       -----------------------------------------------------------------
       Class A                                            19,525  18,402
       Class B                                            19,033  19,033
       Class C                                            19,033  19,033
       Class Z                                            19,570     n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Young Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Average annual total return as of 03/31/06 (%)

 Share class                A               B               C            Z
 -----------------------------------------------------------------------------
 Inception              07/29/02        07/29/02        07/29/02      04/29/94
 -----------------------------------------------------------------------------
 Sales charge         without with    without with    without with    without

 6-month (cumulative)  6.44    0.29    6.09    1.09    6.00    5.00    6.56

 1-year               12.04    5.56   11.32    6.32   11.23   10.23   12.32

 5-year                0.73   -0.46    0.22   -0.18    0.22    0.22    0.78

 10-year               6.92    6.29    6.65    6.65    6.65    6.65    6.94

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.
PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class A, B, and C shares (newer class shares) performance information includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The newer class shares returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower. Classes A, B, and C shares were initially offered July 29, 2002 and class Z shares were initially offered April 29, 1994.

Net asset value per share

                            as of 03/31/06 ($)
                            Class A            14.04
                            Class B            13.77
                            Class C            13.77
                            Class Z            12.22

Distributions declared per share

                          10/01/05 - 03/31/06 ($)
                          Class A                 0.02
                          Class B                 0.00
                          Class C                 0.00
                          Class Z                 0.05

Fund Profile                                       Columbia Young Investor Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Summary

                                            [GRAPHIC] +6.44%
                                                      Class A Shares

                                                      +7.46%
                                                      Russell 3000 Index

Management Style

                                    [GRAPHIC]



The Board of Trustees has approved a proposal to merge Columbia Young Investor Fund into Columbia Strategic Investor Fund. The merger, which is subject to approval by shareholders of the Funds and the satisfaction of certain other conditions, is expected to be completed in the third quarter of 2006.
Summary

..  During the six-month period ended March 31, 2006, the Columbia Young
   Investor Fund's Class A Shares returned 6.44% without sales charge. That was less than the 7.46% return of its benchmark, the Russell 3000 Index/1/, which measures the combined performance of small-, medium- and large-company stocks. The fund also fell short of the 6.80% average return of its peer group, the Morningstar Large Blend Category./2/

.. Good relative performance from stocks in the energy, consumer discretionary, financial and information technology sectors helped the fund's performance. The energy sector was the strongest area for the fund relative to the index. The industrials, health care and consumer staples sectors had the greatest negative impact on the fund's relative performance, and the industrials sector was the weakest area for the fund relative to the index. In addition, the fund's modest cash position detracted from relative returns, as cash holdings could not generate returns that matched the stock market's gains.

.. In view of expectations that short-term interest-rate increases could slow economic growth in 2006, the fund's management team plans to seek companies it believes have less sensitivity to economic cycles and the ability to maintain stable growth as the economic cycle matures. The managers will continue to evaluate investment opportunities overseas, considering those areas with what they believe to be compelling growth trends and reasonable prices.

Portfolio Management

EMIL GJESTER, is the lead manager for the Fund and has managed or co-managed the Fund since May, 2005.

JONAS PATRIKSON, is a co-manager for the Fund and has co-managed the Fund since February, 2006.

DARA WHITE, is a co-manager for the Fund and has co-managed the Fund since February, 2006.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.
Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.
Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.
Management style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

/1/The Russell 3000 Index is an index that tracks the performance of 3,000 of the largest U.S. companies, based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
/2/(C)2006, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

            UNDERSTANDING YOUR EXPENSES
                                        ----------------------------
                                        Columbia Young Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period. 10/01/05 - 03/31/06

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,064.42   1,018.20    6.95       6.79            1.35
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,060.88   1,014.71   10.53      10.30            2.05
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,059.99   1,014.71   10.53      10.30            2.05
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,070.86   1,024.93    5.42       5.30            1.05
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.
Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

            INVESTMENT PORTFOLIO
                                       ----------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund

Common Stocks - 95.8%

CONSUMER DISCRETIONARY - 10.4%                                             Shares  Value ($)
--------------------------------------- --------------------------------- ------- ----------
   Diversified Consumer Services - 0.4% Apollo Group, Inc., Class A (a)    63,000  3,308,130
                                              Diversified Consumer Services Total  3,308,130
                                        --------------------------------- ------- ----------
   Hotels, Restaurants & Leisure - 1.9% McDonald's Corp.                   50,000  1,718,000
                                        Starbucks Corp. (a)               180,000  6,775,200
                                        Yum! Brands, Inc.                 130,000  6,351,800
                                              Hotels, Restaurants & Leisure Total 14,845,000
                                        --------------------------------- ------- ----------
              Household Durables - 0.4% Desarrolladoro Homex SA de CV (a)  81,000  2,861,730
                                                         Household Durables Total  2,861,730
                                        --------------------------------- ------- ----------
                           Media - 2.0% Cablevision Systems Corp. (a)      92,000  2,456,400
                                        Comcast Corp., Class A (a)        190,000  4,962,800
                                        News Corp., Class B               170,000  2,985,200
                                        Time Warner, Inc.                 230,000  3,861,700
                                        Viacom, Inc., Class B              20,000    776,000
                                                                      Media Total 15,042,100
                                        --------------------------------- ------- ----------
                Multiline Retail - 1.3% Federated Department Stores, Inc.  25,000  1,825,000
                                        Kohl's Corp. (a)                  115,000  6,096,150
                                        Stockmann Oyj Abp, Class B         60,000  2,402,616
                                                           Multiline Retail Total 10,323,766
                                        --------------------------------- ------- ----------
                Specialty Retail - 3.1% Barnes & Noble, Inc.              110,000  5,087,500
                                        Bed Bath & Beyond, Inc. (a)        96,000  3,686,400
                                        Gap, Inc.                         190,000  3,549,200
                                        Home Depot, Inc.                  175,000  7,402,500
                                        TJX Companies, Inc.               150,000  3,723,000
                                                           Specialty Retail Total 23,448,600
                                        --------------------------------- ------- ----------
Textiles, Apparel & Luxury Goods - 1.3% Carter's, Inc. (a)                 39,000  2,632,110
                                        NIKE, Inc., Class B                89,000  7,573,900
                                           Textiles, Apparel & Luxury Goods Total 10,206,010
                                                                                  ----------
                                                     CONSUMER DISCRETIONARY TOTAL 80,035,336

CONSUMER STAPLES - 9.0%
--------------------------------------- --------------------------------- ------- ----------
                       Beverages - 1.8% Coca-Cola Co.                     240,000 10,048,800
                                        PepsiCo, Inc.                      71,032  4,104,939
                                                                  Beverages Total 14,153,739
                                        --------------------------------- ------- ----------
        Food & Staples Retailing - 2.5% United Natural Foods, Inc. (a)     74,000  2,587,780
                                        Wal-Mart Stores, Inc.             235,000 11,101,400
                                        Walgreen Co.                      125,000  5,391,250
                                                   Food & Staples Retailing Total 19,080,430
                                        --------------------------------- ------- ----------
                   Food Products - 2.8% ConAgra Foods, Inc.               178,000  3,819,880
                                        Nestle SA, Registered Shares       22,000  6,531,619
                                        Unilever NV, NY Shares             60,000  4,153,200
                                        Wrigley (Wm.) Jr. Co.             107,000  6,848,000
                                                              Food Products Total 21,352,699
                                        --------------------------------- ------- ----------
              Household Products - 1.6% Colgate-Palmolive Co.             100,000  5,710,000
                                        Procter & Gamble Co.              115,000  6,626,300
                                                         Household Products Total 12,336,300
                                        --------------------------------- ------- ----------
               Personal Products - 0.3% Avon Products, Inc.                66,000  2,057,220
                                                          Personal Products Total  2,057,220
                                                                                  ----------
                                                           CONSUMER STAPLES TOTAL 68,980,388

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund

Common Stocks - (continued)

ENERGY - 11.6%                                                                          Shares  Value ($)
------------------------------------- ------------------------------------------------ ------- ----------
   Energy Equipment & Services - 4.5% Cooper Cameron Corp. (a)                          75,000  3,306,000
                                      Dril-Quip, Inc. (a)                               47,000  3,329,950
                                      National-Oilwell Varco, Inc. (a)                  77,000  4,937,240
                                      Schlumberger Ltd.                                110,900 14,036,613
                                      TGS Nopec Geophysical Co., ASA (a)                31,000  1,884,199
                                      Transocean, Inc. (a)                              35,000  2,810,500
                                      Veritas DGC, Inc. (a)                             90,000  4,085,100
                                                             Energy Equipment & Services Total 34,389,602
                                      ------------------------------------------------ ------- ----------
   Oil, Gas & Consumable Fuels - 7.1% Amerada Hess Corp.                                60,000  8,544,000
                                      BP PLC, ADR                                       75,000  5,170,500
                                      Chevron Corp.                                     89,000  5,159,330
                                      ConocoPhillips                                   118,600  7,489,590
                                      Exxon Mobil Corp.                                320,000 19,475,200
                                      Newfield Exploration Co. (a)                     175,000  7,332,500
                                      Valero Energy Corp.                               25,000  1,494,500
                                                             Oil, Gas & Consumable Fuels Total 54,665,620
                                                                                               ----------
                                                                                  ENERGY TOTAL 89,055,222

FINANCIALS - 19.6%
------------------------------------- ------------------------------------------------ ------- ----------
               Capital Markets - 3.5% Ameriprise Financial, Inc.                        50,000  2,253,000
                                      Bank of New York Co., Inc.                        83,517  3,009,953
                                      Federated Investors, Inc., Class B                50,000  1,952,500
                                      Lazard Ltd., Class A                              40,000  1,770,000
                                      Merrill Lynch & Co., Inc.                         75,383  5,937,165
                                      Morgan Stanley                                   110,000  6,910,200
                                      Nomura Holdings, Inc., ADR                       230,000  5,099,100
                                                                         Capital Markets Total 26,931,918
                                      ------------------------------------------------ ------- ----------
              Commercial Banks - 6.8% City National Corp.                               55,400  4,254,166
                                      HSBC Holdings PLC, ADR                            90,000  7,540,200
                                      ICICI Bank Ltd., ADR                             153,000  4,235,040
                                      Mitsubishi UFJ Financial Group, Inc.                 600  9,139,131
                                      Mizuho Financial Group, Inc.                         910  7,448,864
                                      Raiffeisen International Bank Holding AG (a)      50,000  4,266,171
                                      U.S. Bancorp                                     160,000  4,880,000
                                      Wachovia Corp.                                    80,000  4,484,000
                                      Wells Fargo & Co.                                 99,831  6,376,206
                                                                        Commercial Banks Total 52,623,778
                                      ------------------------------------------------ ------- ----------
              Consumer Finance - 1.8% American Express Co.                             140,000  7,357,000
                                      SLM Corp.                                        129,000  6,700,260
                                                                        Consumer Finance Total 14,057,260
                                      ------------------------------------------------ ------- ----------
Diversified Financial Services - 2.9% Asset Acceptance Capital Corp. (a)               147,000  2,862,090
                                      Citigroup, Inc.                                  250,000 11,807,500
                                      JPMorgan Chase & Co.                             180,000  7,495,200
                                                          Diversified Financial Services Total 22,164,790
                                      ------------------------------------------------ ------- ----------
                     Insurance - 4.6% AFLAC, Inc.                                       70,000  3,159,100
                                      American International Group, Inc.               167,291 11,056,262
                                      Berkshire Hathaway, Inc., Class B (a)              3,200  9,638,400
                                      Hannover Rueckversicherung AG, Registered Shares 139,000  5,156,263

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund

Common Stocks - (continued)

FINANCIALS - (continued)
Insurance - (continued)                                                         Shares   Value ($)
--------------------------------------- -------------------------------------- ------- -----------
                                        Lincoln National Corp.                  60,929   3,326,114
                                        Principal Financial Group, Inc.         60,000   2,928,000
                                                                       Insurance Total  35,264,139
                                        -------------------------------------- ------- -----------
                                                                      FINANCIALS TOTAL 151,041,885

HEALTH CARE - 15.3%
--------------------------------------- -------------------------------------- ------- -----------
                   Biotechnology - 1.2% Amgen, Inc. (a)                         93,000   6,765,750
                                        Biogen Idec, Inc. (a)                   57,500   2,708,250
                                                                   Biotechnology Total   9,474,000
                                        -------------------------------------- ------- -----------
Health Care Equipment & Supplies - 3.5% Adeza Biomedical Corp. (a)             130,000   2,746,900
                                        DENTSPLY International, Inc.            70,000   4,070,500
                                        Hospira, Inc. (a)                      100,000   3,946,000
                                        Medtronic, Inc.                        214,300  10,875,725
                                        Zimmer Holdings, Inc. (a)               73,000   4,934,800
                                                Health Care Equipment & Supplies Total  26,573,925
                                        -------------------------------------- ------- -----------
Life Sciences Tools and Services - 1.1% Applera Corp.-Applied Biosystems Group  75,000   2,035,500
                                        Qiagen NV                               99,000   1,476,090
                                        Thermo Electron Corp. (a)              145,000   5,378,050
                                                Life Sciences Tools and Services Total   8,889,640
                                        -------------------------------------- ------- -----------
Health Care Providers & Services - 3.4% Cardinal Health, Inc.                  110,000   8,197,200
                                        Community Health Systems, Inc. (a)      94,000   3,398,100
                                        Coventry Health Care, Inc. (a)          70,000   3,778,600
                                        Humana, Inc. (a)                        55,000   2,895,750
                                        LifePoint Hospitals, Inc. (a)          106,000   3,296,600
                                        Patterson Companies, Inc. (a)          135,000   4,752,000
                                                Health Care Providers & Services Total  26,318,250
                                        -------------------------------------- ------- -----------
          Health Care Technology - 0.5% IMS Health, Inc.                       143,100   3,687,687
                                                          Health Care Technology Total   3,687,687
                                        -------------------------------------- ------- -----------
                 Pharmaceuticals - 5.6% Bristol-Myers Squibb Co.               109,539   2,695,755
                                        Gedeon Richter Ltd.                      9,000   1,808,428
                                        Johnson & Johnson                      181,670  10,758,497
                                        Novartis AG, ADR                       217,993  12,085,532
                                        Novo-Nordisk A/S, Class B               39,000   2,421,117
                                        Pfizer, Inc.                           350,000   8,722,000
                                        Sanofi-Aventis, ADR                     94,000   4,460,300
                                                                 Pharmaceuticals Total  42,951,629
                                                                                       -----------
                                                                     HEALTH CARE TOTAL 117,895,131

INDUSTRIALS - 7.7%
--------------------------------------- -------------------------------------- ------- -----------
             Aerospace & Defense - 0.7% United Technologies Corp.               99,640   5,776,131
                                                             Aerospace & Defense Total   5,776,131
                                        -------------------------------------- ------- -----------
         Air Freight & Logistics - 1.9% United Parcel Service, Inc., Class B   150,000  11,907,000
                                        Yamato Transport Co., Ltd.             125,000   2,559,901
                                                         Air Freight & Logistics Total  14,466,901
                                        -------------------------------------- ------- -----------
               Building Products - 0.3% Assa Abloy AB                          146,000   2,700,768
                                                               Building Products Total   2,700,768

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund

Common Stocks - (continued)

INDUSTRIALS - (continued)                                                            Shares  Value ($)
------------------------------------- --------------------------------------------- ------- ----------
Commercial Services & Supplies - 0.3% Waste Management, Inc.                         75,237  2,655,866
                                                       Commercial Services & Supplies Total  2,655,866
                                      --------------------------------------------- ------- ----------
      Industrial Conglomerates - 3.1% General Electric Co.                          520,000 18,085,600
                                      Siemens AG, ADR                                60,000  5,590,200
                                                             Industrial Conglomerates Total 23,675,800
                                      --------------------------------------------- ------- ----------
                     Machinery - 1.1% Deere & Co.                                    85,000  6,719,250
                                      Eaton Corp.                                    20,000  1,459,400
                                                                            Machinery Total  8,178,650
                                      --------------------------------------------- ------- ----------
                        Marine - 0.3% A.P. Moller - Maersk A/S                          250  2,145,161
                                                                               Marine Total  2,145,161
                                                                                            ----------
                                                                          INDUSTRIALS TOTAL 59,599,277

INFORMATION TECHNOLOGY - 15.7%
------------------------------------- --------------------------------------------- ------- ----------
      Communications Equipment - 3.1% Cisco Systems, Inc. (a)                       300,000  6,501,000
                                      Corning, Inc. (a)                             154,000  4,144,140
                                      CSR PLC (a)                                   207,000  4,306,265
                                      Motorola, Inc.                                 65,000  1,489,150
                                      Nokia Oyj, ADR                                230,000  4,765,600
                                      QUALCOMM, Inc.                                 50,000  2,530,500
                                                             Communications Equipment Total 23,736,655
                                      --------------------------------------------- ------- ----------
       Computers & Peripherals - 1.7% Dell, Inc. (a)                                128,000  3,809,280
                                      Hewlett-Packard Co.                           100,000  3,290,000
                                      International Business Machines Corp.          44,062  3,633,793
                                      Palm, Inc. (a)                                 86,000  1,991,760
                                                              Computers & Peripherals Total 12,724,833
                                      --------------------------------------------- ------- ----------
  Internet Software & Services - 1.5% eBay, Inc. (a)                                115,000  4,491,900
                                      Google, Inc., Class A (a)                       9,000  3,510,000
                                      Yahoo!, Inc. (a)                              120,000  3,871,200
                                                         Internet Software & Services Total 11,873,100
                                      --------------------------------------------- ------- ----------
                   IT Services - 1.8% Accenture Ltd., Class A                        80,000  2,405,600
                                      First Data Corp.                               90,000  4,213,800
                                      Infosys Technologies Ltd., ADR                 41,000  3,192,260
                                      Paychex, Inc.                                 100,000  4,166,000
                                                                          IT Services Total 13,977,660
                                      --------------------------------------------- ------- ----------
            Office Electronics - 0.5% Zebra Technologies Corp., Class A (a)          80,000  3,577,600
                                                                   Office Electronics Total  3,577,600
                                      --------------------------------------------- ------- ----------
                     Semiconductors & Advanced Micro Devices, Inc. (a)               30,000    994,800
       Semiconductor Equipment - 4.6% Analog Devices, Inc.                          125,000  4,786,250
                                      Applied Materials, Inc.                       100,000  1,751,000
                                      ASML Holding N.V., N.Y. Registered Shares (a)  68,000  1,385,160
                                      Intel Corp.                                   138,000  2,670,300
                                      Marvell Technology Group Ltd. (a)              63,000  3,408,300
                                      Samsung Electronics Co., Ltd., GDR (b)         36,000 11,763,000
                                      Sanken Electric Co. Ltd.                      138,000  2,363,886
                                      Silicon Laboratories, Inc. (a)                 24,000  1,318,800
                                      Texas Instruments, Inc.                       148,000  4,805,560
                                             Semiconductors & Semiconductor Equipment Total 35,247,056

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund

Common Stocks - (continued)

INFORMATION TECHNOLOGY - (continued)                                           Shares   Value ($)
------------------------------------ ---------------------------------------- ------- -----------
               Software - 2.5%       Electronic Arts, Inc. (a)                 81,000   4,432,320
                                     Microsoft Corp.                          384,000  10,448,640
                                     Oracle Corp. (a)                         100,000   1,369,000
                                     SAP AG, ADR                               35,000   1,901,200
                                     Wind River Systems, Inc. (a)              88,000   1,095,600
                                                                       Software Total  19,246,760
                                                                                      -----------
                                                         INFORMATION TECHNOLOGY TOTAL 120,383,664

MATERIALS - 3.0%
------------------------------------ ---------------------------------------- ------- -----------
              Chemicals - 0.7%       International Flavors & Fragrances, Inc.  87,000   2,985,840
                                     Monsanto Co.                              20,000   1,695,000
                                     Potash Corp. of Saskatchewan, Inc.        10,000     880,900
                                                                      Chemicals Total   5,561,740
                                     ---------------------------------------- ------- -----------
        Metals & Mining - 1.7%       Mittal Steel Co. NV, Class A             122,000   4,605,500
                                     Newmont Mining Corp.                     115,000   5,967,350
                                     Phelps Dodge Corp.                        32,000   2,576,960
                                                                Metals & Mining Total  13,149,810
                                     ---------------------------------------- ------- -----------
Paper & Forest Products - 0.6%       Votorantim Celulose e Papel SA, ADR      172,000   2,782,960
                                     Weyerhaeuser Co.                          25,000   1,810,750
                                                        Paper & Forest Products Total   4,593,710
                                                                                      -----------
                                                                      MATERIALS TOTAL  23,305,260

TELECOMMUNICATION SERVICES - 2.2%
------------------------------------ ---------------------------------------- ------- -----------
 Diversified Telecommunication       AT&T, Inc.                               200,000   5,408,000
               Services - 2.2%       BellSouth Corp.                          107,676   3,730,974
                                     Chunghwa Telecom Co. Ltd., ADR           140,000   2,742,600
                                     PT Telekomunikasi Indonesia, ADR         159,000   4,819,290
                                         Diversified Telecommunication Services Total  16,700,864
                                                                                      -----------
                                                     TELECOMMUNICATION SERVICES TOTAL  16,700,864

UTILITIES - 1.3%
------------------------------------ ---------------------------------------- ------- -----------
     Electric Utilities - 0.5%       Entergy Corp.                             30,000   2,068,200
                                     Exelon Corp.                              35,000   1,851,500
                                                             Electric Utilities Total   3,919,700
                                     ---------------------------------------- ------- -----------
        Multi-Utilities - 0.8%       Dominion Resources, Inc.                  67,500   4,659,525
                                     PG&E Corp.                                41,078   1,597,934
                                                                Multi-Utilities Total   6,257,459
                                                                                      -----------
                                                                      UTILITIES TOTAL  10,177,159

                                     Total Common Stocks
                                     (cost of $584,268,644)                           737,174,186

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund

Short-Term Obligation - 4.1%                                                        Par ($)   Value ($)
---------------------------- --------------------------------------------------- ---------- -----------
                             Repurchase agreement with State Street Bank &
                             Trust Co., dated 03/31/06, due 04/03/06 at 4.370%,
                             collateralized by U.S. Treasury Notes with various
                             maturities to 06/15/09, market value of $31,923,435
                             (repurchase proceeds $31,305,396)                   31,294,000  31,294,000

                             Total Short-Term Obligation
                             (cost of $31,294,000)                                           31,294,000

                             Total Investments - 99.9%
                             (cost of $615,562,644) (c)                                     768,468,186

                             Other Assets & Liabilities, Net - 0.1%                             522,192

                             Net Assets - 100.0%                                            768,990,378

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Non-income producing security
                                (b)Security exempt from registration pursuant
                                   to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of this security, which is not illiquid, represents 1.5% of net assets.
                                (c)Cost for federal income tax purposes is
                                   $615,562,644.

                                   The Fund invested in the following countries at March 31, 2006:

                 SUMMARY OF SECURITIES             % OF TOTAL
                 BY COUNTRY            VALUE ($)   INVESTMENTS
                 ---------------------------------------------
                    United States*     610,529,423     79.4%
                    Japan               26,610,881      3.5
                    Switzerland         18,617,151      2.4
                    United Kingdom      17,016,965      2.2
                    Neth. Antillies     14,036,613      1.8
                    Germany             12,647,663      1.6
                    South Korea         11,763,000      1.5
                    Netherlands         11,619,950      1.5
                    India                7,427,300      1.0
                    Finland              7,168,216      0.9
                    Indonesia            4,819,290      0.6
                    Denmark              4,566,278      0.6
                    France               4,460,300      0.6
                    Austria              4,266,171      0.6
                    Mexico               2,861,730      0.4
                    Brazil               2,782,960      0.4
                    Sweden               2,700,768      0.4
                    Norway               1,884,199      0.3
                    Hungary              1,808,428      0.2
                    Canada                 880,900      0.1
                                       -----------    -----
                                       768,468,186    100.0%
                                       -----------    -----

                                  *Includes Short-Term Obligation.

                                   Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      ACRONYM NAME
                      -----------------------------------
                        ADR   American Depositary Receipt
                        GDR   Global Depositary Receipt

                                See Accompanying Notes to Financial Statements.

        STATEMENT OF ASSETS AND LIABILITIES
                                            ----------------------------
        March 31, 2006 (Unaudited)          Columbia Young Investor Fund


                                                                                             ($)
------------------------- -------------------------------------------------------- ------------
                   Assets Investments, at cost                                      615,562,644
                                                                                   ------------
                          Investments, at value                                     768,468,186
                          Cash                                                              153
                          Foreign currency (cost of $68,243)                             67,984
                          Receivable for:
                            Investments sold                                          2,115,592
                            Fund shares sold                                             61,983
                            Interest                                                      3,799
                            Dividends                                                 1,132,687
                            Foreign tax reclaims                                         12,469
                          Expense reimbursement due from Investment Advisor                 402
                          Deferred Trustees' compensation plan                           28,359
                                                                                   ------------
                             Total Assets                                           771,891,614
                          -------------------------------------------------------- ------------
              Liabilities Payable for:
                            Investments purchased                                     1,118,717
                            Fund shares repurchased                                     458,738
                            Investment advisory fee                                     377,617
                            Administration fee                                          118,323
                            Transfer agent fee                                          598,055
                            Pricing and bookkeeping fees                                  9,117
                            Trustees' fees                                                  758
                            Reports to shareholders                                     158,118
                            Distribution and service fees                                30,526
                            Chief compliance officer expenses                             2,303
                          Deferred Trustees' fees                                        28,359
                          Other liabilities                                                 605
                                                                                   ------------
                             Total Liabilities                                        2,901,236

                                                                        Net Assets  768,990,378
                          -------------------------------------------------------- ------------
Composition of Net Assets Paid-in capital                                           715,510,175
                          Undistributed net investment income                         1,069,476
                          Accumulated net realized loss                            (100,494,404)
                          Net unrealized appreciation (depreciation) on:
                            Investments                                             152,905,542
                            Foreign currency translations                                  (411)
                                                                                   ------------
                                                                        Net Assets  768,990,378
                          -------------------------------------------------------- ------------
                  Class A Net assets                                                 89,219,568
                          Shares outstanding                                          6,355,616
                          Net asset value per share                                    14.04(a)
                          Maximum offering price per share ($14.04/0.9425)             14.90(b)
                          -------------------------------------------------------- ------------
                  Class B Net assets                                                  5,244,751
                          Shares outstanding                                            380,966
                          Net asset value and offering price per share                 13.77(a)
                          -------------------------------------------------------- ------------
                  Class C Net assets                                                    890,964
                          Shares outstanding                                             64,696
                          Net asset value and offering price per share                 13.77(a)
                          -------------------------------------------------------- ------------
                  Class Z Net assets                                                673,635,095
                          Shares outstanding                                         55,107,543
                          Net asset value, offering and redemption price per share        12.22

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

                STATEMENT OF OPERATIONS
                                        -----------------------

For the Six Months Ended March 31, 2006 (Unaudited) Columbia Young Investor Fund

                                                                                                                      ($)
--------------------------------------- --------------------------------------------------------------------  ----------
                      Investment Income Dividends                                                              5,528,200
                                        Interest                                                                 857,819
                                                                                                              ----------
                                          Total Investment Income (net of foreign taxes withheld of $12,790)   6,386,019
                                        --------------------------------------------------------------------  ----------
                               Expenses Investment advisory fee                                                2,216,723
                                        Administration fee                                                       695,221
                                        Distribution fee:
                                          Class A                                                                 44,400
                                          Class B                                                                 20,426
                                          Class C                                                                  3,163
                                        Service fee:
                                          Class A                                                                111,013
                                          Class B                                                                  6,809
                                          Class C                                                                  1,054
                                        Transfer agent fee                                                     1,793,488
                                        Pricing and bookkeeping fees                                              82,057
                                        Trustees' fees                                                            18,264
                                        Custody fee                                                               32,995
                                        Chief compliance officer expenses (See Note 4)                             6,053
                                        Non-recurring costs (See Note 8)                                           6,084
                                        Other expenses                                                           259,423
                                                                                                              ----------
                                          Total Expenses                                                       5,297,173
                                        Fees and expenses waived or reimbursed by Investment Advisor/
                                         Transfer Agent:                                                      (1,092,580)
                                        Fees waived by distributor:
                                          Class A                                                                (22,198)
                                        Non-recurring costs assumed by Investment Advisor (See Note 8)            (6,084)
                                        Custody earnings credit                                                   (4,563)
                                                                                                              ----------
                                          Net Expenses                                                         4,171,748
                                                                                                              ----------
                                        Net Investment Income                                                  2,214,271
                                        --------------------------------------------------------------------  ----------
Net Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
    on Investments and Foreign Currency   Investments                                                         21,096,921
                                          Foreign currency transactions                                          (84,721)
                                                                                                              ----------
                                           Net realized gain                                                  21,012,200
                                        Net change in unrealized appreciation (depreciation) on:
                                          Investments                                                         25,251,618
                                          Foreign currency translations                                            5,901
                                                                                                              ----------
                                           Net change in unrealized appreciation (depreciation)               25,257,519
                                                                                                              ----------
                                        Net Gain                                                              46,269,719
                                                                                                              ----------
                                        Net Increase in Net Assets from Operations                            48,483,990

                                See Accompanying Notes to Financial Statements.

        STATEMENT OF CHANGES IN NET ASSETS
                                           ----------------------------
                                           Columbia Young Investor Fund


                                                                                             (Unaudited)
                                                                                              Six Months
                                                                                                   Ended    Year Ended
                                                                                               March 31, September 30,
Increase (Decrease) in Net Assets:                                                              2006 ($)      2005 ($)
-------------------------------------- ---------------------------------------------------- -----------  -------------
                            Operations Net investment income                                  2,214,271      4,644,772
                                       Net realized gain on investments and foreign
                                        currency transactions                                21,012,200     62,811,350
                                       Net change in unrealized appreciation (depreciation)
                                        on investments and foreign currency transactions     25,257,519     35,060,490
                                                                                            -----------  -------------
                                       Net Increase from Operations                          48,483,990    102,516,612
                                       ---------------------------------------------------- -----------  -------------
Distributions Declared to Shareholders From net investment income:
                                         Class A                                               (134,547)      (453,783)
                                         Class Z                                             (3,076,929)    (3,568,318)
                                                                                            -----------  -------------
                                          Total Distributions Declared to Shareholders       (3,211,476)    (4,022,101)
                                       ---------------------------------------------------- -----------  -------------
                    Share Transactions Class A:
                                         Subscriptions                                        1,875,660      4,038,449
                                         Distributions reinvested                               131,063        441,584
                                         Redemptions                                         (8,700,339)   (19,906,944)
                                                                                            -----------  -------------
                                          Net Decrease                                       (6,693,616)   (15,426,911)
                                       Class B:
                                         Subscriptions                                          102,671        438,856
                                         Redemptions                                           (869,266)    (1,552,256)
                                                                                            -----------  -------------
                                          Net Decrease                                         (766,595)    (1,113,400)
                                       Class C:
                                         Subscriptions                                           96,551        133,149
                                         Redemptions                                            (87,864)      (197,407)
                                                                                            -----------  -------------
                                          Net Increase (Decrease)                                 8,687        (64,258)
                                       Class Z:
                                         Subscriptions                                       13,630,572     31,843,303
                                         Distributions reinvested                             3,045,855      3,530,424
                                         Redemptions                                        (53,956,769)  (128,226,734)
                                                                                            -----------  -------------
                                          Net Decrease                                      (37,280,342)   (92,853,007)
                                       Net Decrease from Share Transactions                 (44,731,866)  (109,457,576)
                                                                                            -----------  -------------
                                           Total Increase (Decrease) in Net Assets              540,648    (10,963,065)
                                       ---------------------------------------------------- -----------  -------------
                            Net Assets Beginning of period                                  768,449,730    779,412,795
                                       End of period                                        768,990,378    768,449,730
                                       Undistributed net investment income at end of
                                        period                                                1,069,476      2,066,681

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                           Columbia Young Investor Fund

                                                         (Unaudited)
                                                          Six Months
                                                               Ended     Year Ended
                                                           March 31,  September 30,
                                                                2006           2005
----------------- -------------------------------------  -----------  -------------
Changes in Shares Class A:
                    Subscriptions                            138,473        322,640
                    Issued for distributions reinvested        9,722         35,019
                    Redemptions                             (645,672)    (1,586,522)
                                                         -----------  -------------
                     Net Decrease                           (497,477)    (1,228,863)
                  Class B:
                    Subscriptions                              7,705         35,535
                    Redemptions                              (65,315)      (125,656)
                                                         -----------  -------------
                     Net Decrease                            (57,610)       (90,121)
                  Class C:
                    Subscriptions                              7,294         10,871
                    Redemptions                               (6,727)       (16,117)
                                                         -----------  -------------
                     Net Increase (Decrease)                     567         (5,246)
                  Class Z:
                    Subscriptions                          1,161,255      2,921,164
                    Issued for distributions reinvested      259,663        321,849
                    Redemptions                           (4,581,677)   (11,690,078)
                                                         -----------  -------------
                     Net Decrease                         (3,160,759)    (8,447,065)

                                See Accompanying Notes to Financial Statements.

               FINANCIAL HIGHLIGHTS
                                    ----------------------------
                                    Columbia Young Investor Fund

Selected data for a share outstanding throughout each period is as follows:

                                             (Unaudited)
                                              Six Months                                                Period
                                                   Ended                                                 Ended
                                               March 31,         Year Ended September 30,        September 30,
                                                             ----------------------------------
Class A Shares                                      2006           2005       2004        2003         2002(a)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $ 13.21       $ 11.68      $ 10.47    $  8.52        $  8.94

----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                  0.02          0.05(c)      0.03      (0.03)         (0.01)
Net realized and unrealized gain (loss)
on investments and foreign currency
translations                                      0.83          1.54         1.18       1.98          (0.41)
                                             -----------     -------      -------    -------     -------------
Total from Investment Operations                  0.85          1.59         1.21       1.95          (0.42)

----------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                       (0.02)        (0.06)          --         --             --
                                             -----------     -------      -------    -------     -------------
Total Distributions Declared
to Shareholders                                  (0.02)        (0.06)          --         --             --

----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $ 14.04       $ 13.21      $ 11.68    $ 10.47        $  8.52
Total return (d)(e)                               6.44%(f)     13.62%       11.56%     22.89%         (4.70)%(f)

----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (g)                                      1.35%(h)      1.35%        1.33%      1.54%          1.67%(h)
Net investment income (loss) (g)                  0.32%(h)      0.38%        0.26%     (0.35)%        (0.49)%(h)
Waiver/reimbursement                              0.33%(h)      0.63%        1.10%      0.56%          0.80%(h)
Portfolio turnover rate                             24%(f)        79%          58%       128%            32%(f)
Net assets, end of period (000's)              $89,220       $90,538      $94,386    $94,617        $82,564

----------------------------------------------------------------------------------------------------------------

(a)Class A shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Had the Investment Advisor/Transfer Agent and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits had an impact of less than 0.01%.
(h)Annualized.

--------------------------------------------------------------------------------
                           Columbia Young Investor Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (Unaudited)
                                                 Six Months                                               Period
                                                      Ended                                                Ended
                                                  March 31,         Year Ended September 30,       September 30,
                                                                ---------------------------------
Class B Shares                                         2006           2005       2004       2003         2002(a)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $12.98        $11.50       $10.39     $ 8.51        $ 8.94

-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                            (0.02)        (0.03)(c)    (0.05)     (0.10)        (0.02)
Net realized and unrealized gain (loss) on
investments and foreign currency
translations                                        0.81          1.51         1.16       1.98         (0.41)
                                                -----------     ------       ------     ------     -------------
Total from Investment Operations                    0.79          1.48         1.11       1.88         (0.43)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $13.77        $12.98       $11.50     $10.39        $ 8.51
Total return (d)(e)                                 6.09%(f)     12.87%       10.68%     22.09%        (4.81)%(f)

-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                        2.05%(h)      2.05%        2.03%      2.24%         2.37%(h)
Net investment loss (g)                            (0.38)%(h)    (0.32)%      (0.44)%    (1.05)%       (1.19)%(h)
Waiver/reimbursement                                0.28%(h)      0.53%        0.46%      0.51%         0.75%(h)
Portfolio turnover rate                               24%(f)        79%          58%       128%           32%(f)
Net assets, end of period (000's)                 $5,245        $5,693       $6,082     $6,872        $6,505

-----------------------------------------------------------------------------------------------------------------

(a)Class B shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(d)Total return at net asset value assuming no contingent deferred sales charge.
(e)Had the Investment Advisory/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits had an impact of less than 0.01%.
(h)Annualized.

--------------------------------------------------------------------------------
                           Columbia Young Investor Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (Unaudited)
                                                 Six Months                                               Period
                                                      Ended                                                Ended
                                                  March 31,         Year Ended September 30,       September 30,
                                                                ---------------------------------
Class C Shares                                         2006           2005       2004       2003         2002(a)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $12.99        $11.51       $10.39     $ 8.51        $ 8.94

-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                            (0.02)        (0.03)(c)    (0.05)     (0.10)        (0.02)
Net realized and unrealized gain (loss) on
investments and foreign currency
translations                                        0.80          1.51         1.17       1.98         (0.41)
                                                -----------     ------       ------     ------     -------------
Total from Investment Operations                    0.78          1.48         1.12       1.88         (0.43)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $13.77        $12.99       $11.51     $10.39        $ 8.51
Total return (d)(e)                                 6.00%(f)     12.86%       10.78%     22.09%        (4.81)%(f)

-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                        2.05%(h)      2.05%        2.03%      2.24%         2.37%(h)
Net investment loss (g)                            (0.37)%(h)    (0.32)%      (0.43)%    (1.05)%       (1.19)%(h)
Waiver/reimbursement                                0.28%(h)      0.53%        0.71%      0.50%         0.75%(h)
Portfolio turnover rate                               24%(f)        79%          58%       128%           32%(f)
Net assets, end of period (000's)                 $  891        $  833       $  798     $  660        $  488

-----------------------------------------------------------------------------------------------------------------

(a)Class C shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(d)Total return at net asset value assuming no contingent deferred sales charge.
(e)Had the Investment Advisory/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits had an impact of less than 0.01%.
(h)Annualized.

--------------------------------------------------------------------------------
                           Columbia Young Investor Fund

Selected data for a share outstanding throughout each period is as follows:

                                         (Unaudited)
                                          Six Months
                                               Ended
                                           March 31,                            Year Ended September 30,
                                                        ------------------------------------------------------------------------
Class Z Shares                                  2006            2005        2004      2003(a)      2002(a)(b)            2001(a)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $  11.52          $  10.16       $   9.13    $   7.42      $   9.38        $  17.97

--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (c)          0.04              0.07(d)        0.01       (0.03)        (0.07)(e)       (0.06)(e)
Net realized and unrealized gain
(loss) on investments and foreign
currency translations                     0.71              1.34           1.02        1.74         (1.89)          (6.52)
                                     -----------        --------       --------    --------     ----------       --------
Total from Investment Operations          0.75              1.41           1.03        1.71         (1.96)          (6.58)

--------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to
Shareholders:
From net investment income               (0.05)            (0.05)            --          --            --              --
From net realized gains                     --                --             --          --            --           (1.56)
In excess of net realized gains             --                --             --          --            --           (0.45)
                                     -----------        --------       --------    --------     ----------       --------
Total Distributions Declared
to Shareholders                          (0.05)            (0.05)            --          --            --           (2.01)

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $  12.22          $  11.52       $  10.16    $   9.13      $   7.42        $   9.38
Total return (f)                          6.56%(g)(j)      13.95%(g)      11.28%      23.05%       (20.90)%        (40.08)%

--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (h)                              1.05%(k)          1.09%          1.46%       1.49%         1.58%(e)        1.26%(e)
Net investment income (loss) (h)          0.63%(k)          0.63%          0.13%      (0.30)%       (0.71)%(e)      (0.41)%(e)
Waiver/reimbursement                      0.28%(k)          0.48%            --          --            --              --
Portfolio turnover rate                     24%(j)            79%            58%        128%           32%             23%(i)(j)
Net assets, end of period (000's)     $673,635          $671,386       $678,146    $674,590      $573,111        $746,698

--------------------------------------------------------------------------------------------------------------------------------

(a)Per share data has been restated to reflect a 2-for-1 share split effective July 25, 2003.
(b)Class S shares were redesignated Class Z shares on July 29, 2002.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(e)Per share data and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Investor Portfolio prior to the termination of the master feeder/fund structure on July 26, 2002.
(f)Total return at net asset value assuming all distributions reinvested.
(g)Had the Investment Advisory/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.
(i)Portfolio turnover disclosed is for the SR&F Growth Investor Portfolio.
(j)Not annualized.
(k)Annualized.

           NOTES TO FINANCIAL STATEMENTS
                                         ----------------------------
           March 31, 2006 (Unaudited)    Columbia Young Investor Fund


Note 1. Organization

Columbia Young Investor Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust XI.

Investment Goals

The Fund seeks long-term growth. The Fund also has an educational objective to teach children and teenagers about mutual funds, basic economic principles and personal finance through a variety of educational materials. The materials are paid for by the Fund and distributed to shareholders on a regular basis.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund

order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

                     Unrealized   Unrealized  Net Unrealized
                    Appreciation Depreciation  Appreciation
                    ----------------------------------------
                    $161,003,868  (8,098,326)  $152,905,542
                    ----------------------------------------

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund


The following capital loss carryforwards, determined as of September 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                             Year of   Capital Loss
                            Expiration Carryforwards
                            ------------------------
                              2007     $    219,451
                            ------------------------
                              2008          273,885
                            ------------------------
                              2009       20,667,592
                            ------------------------
                              2011       99,635,305
                            ------------------------
                              Total    $120,796,233
                            ------------------------

Of these carryforwards, $17,368,600 (expiring 09/30/09) and $3,792,328
($219,451 expiring 09/30/07, $273,885 expiring 09/30/08 and $3,298,992 expiring
09/30/09) remain from the Fund's prior merger with Liberty Young Investor Fund and Liberty Growth Investor Fund, respectively.

Utilization of Liberty Young Investor Fund's and Liberty Growth Investor Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                  Average Daily Net Assets    Annual Fee Rate
                  -------------------------------------------
                      First $500 million           0.60%
                  -------------------------------------------
                   $500 million to $1 billion      0.55%
                  -------------------------------------------
                        Over $1 billion            0.50%
                  -------------------------------------------

For the six months ended March 31, 2006, the Fund's annualized effective investment advisory fee rate was 0.58 % of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

                  Average Daily Net Assets    Annual Fee Rate
                  -------------------------------------------
                      First $500 million          0.200%
                  -------------------------------------------
                   $500 million to $1 billion     0.150%
                  -------------------------------------------
                        Over $1 billion           0.125%
                  -------------------------------------------

For the six months ended March 31, 2006, the Fund's annualized effective administration fee rate was 0.18% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement, except for certain direct internal cost, are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the six months ended March 31, 2006, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.022% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
            March 31, 2006 (Unaudited) Columbia Young Investor Fund


Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its service, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses.

Columbia has voluntarily agreed to reimburse the Fund for a portion of transfer agency fees so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.10% annually for the Fund. Columbia, at its discretion, may revise or discontinue this arrangement any time. In addition, the Transfer Agent voluntarily waived a portion of its fees through October 31, 2005, to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the six months ended March 31, 2006, Columbia and the Transfer Agent waived or reimbursed fees of $1,092,580 for the Fund.

For the six months ended March 31, 2006, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.18% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended March 31, 2006, the Distributor has retained net underwriting discounts of $3,512 on sales of the Fund's Class A shares and net CDSC fees of $817, $5,855 and $87 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares and 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months

21

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            March 31, 2006 (Unaudited) Columbia Young Investor Fund

ended March 31, 2006, the Fund paid $1,426 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the six months ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $171,792,510 and $213,783,928, respectively.

Note 6. Shares of Beneficial Interest

As of March 31, 2006, the Fund had a shareholder that held 5.81% of the shares outstanding. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended March 31, 2006, the Fund did not borrow under this arrangement.

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay
$70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain

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            March 31, 2006 (Unaudited) Columbia Young Investor Fund

funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the six months ended March 31, 2006, Columbia has assumed $6,084 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Proposed Reorganization

The Board of Trustees has approved a proposal to merge the Fund into Columbia Strategic Investor Fund. The proposal is subject to shareholder approval and the satisfaction of certain other conditions. The merger, if approved, is expected to be completed in the third quarter of 2006.

23

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
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                                   ----------------------------
                                                                   Columbia Young Investor Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

                                                                             24

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                           Columbia Young Investor Fund


Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which

25

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                           Columbia Young Investor Fund

adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

.. so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

.. the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

                                                                             26

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
SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
                                                                   ----------------------------
                                                                   Columbia Young Investor Fund



Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance

between the Office of

Attorney General of New York State and

Columbia Management Advisors, Inc. and

Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)Management fees (including any components thereof ) charged by other mutual fund companies for like services;

b)Management fees (including any components thereof ) charged to institutional and other clients of CMA for like services;

c)Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)Profit margins of CMA and its affiliates from supplying such services;

e)Possible economies of scale as the CMA fund grows larger; and

f)The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.Icollected data on performance, management fees, and expense ratios of both
   Columbia Funds and comparable non- Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper")

/1/Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

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                           Columbia Young Investor Fund

  and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.I have reviewed data on the organizational structure of CMG in general.

4.I collected information on profitability from Strategic Insight Mutual Fund
  Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it

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                           Columbia Young Investor Fund

was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.
C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.5th Lipper quintile in actual management fee;

b.5th Lipper quintile in total expense ratio;

c.Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (actual management fee) totals a number equal to or higher than 8;

e.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8; and

f.Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its

--------------------------------------------------------------------------------
                           Columbia Young Investor Fund

  relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

                  COLUMBIA FUNDS
                                 ----------------------------
                                 Columbia Young Investor Fund

------------------------------  ---------------------------------------------------------------------------
                 Growth funds   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund
                                ---------------------------------------------------------------------------
                   Core funds   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund
                                ---------------------------------------------------------------------------
                  Value funds   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor Fund
                                ---------------------------------------------------------------------------
Asset Allocation/Hybrid funds   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal/TM /Balanced Growth Portfolio
                                Columbia LifeGoal/TM /Growth Portfolio
                                Columbia LifeGoal/TM /Income Portfolio
                                Columbia LifeGoal/TM /Income and Growth Portfolio
                                Columbia Masters Global Equity Portfolio
                                Columbia Masters Heritage Portfolio
                                Columbia Masters International Equity Portfolio
                                Columbia Thermostat Fund
                                ---------------------------------------------------------------------------
                  Index funds   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund
                                ---------------------------------------------------------------------------
             Tax-Managed fund   Columbia Tax-Managed Growth Fund
                                ---------------------------------------------------------------------------
              Specialty funds   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund
                                ---------------------------------------------------------------------------
   Global/International funds   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi-Advisor International Equity Fund
                                Columbia World Equity Fund

--------------------------------------------------------------------------------
                           Columbia Young Investor Fund

                        ---------------------------------------------------------------------------
   Taxable Bond funds   Columbia Conservative High Yield Fund
                        Columbia Core Bond Fund
                        Columbia Federal Securities Fund
                        Columbia High Income Fund
                        Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Core Bond Fund
                        Columbia Short Term Bond Fund
                        Columbia Strategic Income Fund
                        Columbia Total Return Bond Fund
                        Columbia U.S. Treasury Index Fund
                        ---------------------------------------------------------------------------
Tax-Exempt Bond funds   Columbia California Tax-Exempt Fund
                        Columbia California Intermediate Municipal Bond Fund
                        Columbia Connecticut Tax-Exempt Fund
                        Columbia Connecticut Intermediate Municipal Bond Fund
                        Columbia Florida Intermediate Municipal Bond Fund
                        Columbia Georgia Intermediate Municipal Bond Fund
                        Columbia High Yield Municipal Fund
                        Columbia Intermediate Municipal Bond Fund
                        Columbia Massachusetts Intermediate Municipal Bond Fund
                        Columbia Massachusetts Tax-Exempt Fund
                        Columbia Maryland Intermediate Municipal Bond Fund
                        Columbia Municipal Income Fund
                        Columbia North Carolina Intermediate Municipal Bond Fund
                        Columbia New York Tax-Exempt Fund
                        Columbia New Jersey Intermediate Municipal Bond Fund
                        Columbia New York Intermediate Municipal Bond Fund
                        Columbia Oregon Intermediate Municipal Bond Fund
                        Columbia Rhode Island Intermediate Municipal Bond Fund
                        Columbia South Carolina Intermediate Municipal Bond Fund
                        Columbia Short Term Municipal Bond Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia Texas Intermediate Municipal Bond Fund
                        Columbia Virginia Intermediate Municipal Bond Fund
                        ---------------------------------------------------------------------------
   Money Market funds   Columbia California Tax-Exempt Reserves
                        Columbia Cash Reserves
                        Columbia Connecticut Municipal Reserves
                        Columbia Government Plus Reserves
                        Columbia Government Reserves
                        Columbia Massachusetts Municipal Reserves
                        Columbia Money Market Reserves
                        Columbia Municipal Reserves
                        Columbia New York Tax-Exempt Reserves
                        Columbia Prime Reserves
                        Columbia Tax-Exempt Reserves
                        Columbia Treasury Reserves

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

      IMPORTANT INFORMATION ABOUT THIS REPORT
                                              ----------------------------
                                              Columbia Young Investor Fund

Transfer Agent
Columbia Management Services, Inc. P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the funds' website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

[GRAPHIC APPEARS HERE]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Young Investor Fund Semiannual Report, March 31, 2006

Columbia Management(R)

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust I
             --------------------------------------------

By (Signature and Title) /S/ Christopher L. Wilson
                         --------------------------------
                         Christopher L. Wilson, President

Date May 30, 2006
     ----------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /S/ Christopher L. Wilson
                         --------------------------------
                         Christopher L. Wilson, President

Date May 30, 2006
     ----------------------------------------------------


By (Signature and Title) /S/ J. Kevin Connaughton
                         --------------------------------
                         J. Kevin Connaughton, Treasurer

Date May 30, 2006
     ----------------------------------------------------